                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-08319
                                  ---------------------------------------------

                               ING Partners, Inc.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          151 Farmington Ave, Hartford, CT                      06156
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             John M. DelPrete, Esq.
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 860-723-2241
                                                   ----------------------------

Date of fiscal year end:   12/31/2003
                        --------------------------
Date of reporting period:  1/1/03 - 6/30/03
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1):

[GRAPHIC]

FINANCIAL SOLUTIONS


ING PARTNERS, INC.

2003 SEMI-ANNUAL REPORT


NOT ALL FUNDS MAY BE AVAILABLE IN ALL JURISDICTIONS,
UNDER ALL CONTRACTS OR UNDER ALL PLANS.

[ING LOGO]

SA.IPI-03 (9/03)

ING PARTNERS, INC.
PRESIDENT'S LETTER

  [PHOTO OF JIM HENNESSY]

Dear Shareholders:

It would be an understatement to refer to this past year as a challenging one for investors. In the past twelve months, there have been a number of events on the geopolitical front and numerous economic setbacks that have tested investor resilience.

We are now in the third year of one of the longest economic downturns in U.S. history. And although few of us will take much comfort in the fact that we have coped through a particularly challenging time, perhaps we should.

We at ING remain optimistic about the future. We acknowledge the recent difficulties, but we also prefer to look at the positives that have emerged in the wake of those difficulties. For instance, the quick actions on the part of the financial industry and government regulators following a string of recent corporate scandals may have helped regain investor trust as well as introduce new accounting standards that may bring permanent improvements to our industry.

Although I do not wish to overstate my enthusiasm, I do believe that the gradual market upturn of recent months supports our long-held philosophy that it is important for investors to remain focused on their long-term goals and maintain reasonable expectations.

In recent months, we at ING Partners have introduced two new portfolios -- the ING Goldman Sachs-Registered Trademark- Core Equity Portfolio and the ING Alger Capital Appreciation Portfolio.

A change has also been made to the portfolio managers for the ING Salomon Brothers Fundamental Value Portfolio. We believe the new managers -- Goode and Hable -- may help strengthen Portfolio performance.

These actions underscore our commitment to providing quality service and innovative products to help meet the needs of our investors. They also demonstrate our enthusiasm and optimism about the future.

On behalf of ING Partners, I thank you for your continued support and confidence and look forward to serving you in the future.

Sincerely,

/s/ Jim Hennessy

James M. Hennessy
President

                     ING ALGER AGGRESSIVE GROWTH PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2003, the Portfolio's Class I, Class S and Class ADV shares returned 21.72%, 21.61% and 21.46%, respectively, compared to the S&P MidCap 400 Index and the Russell MidCap Growth Index which returned 17.63% and 18.76%, respectively.

MARKET ENVIRONMENT

The first quarter of 2003 was defined largely by one thing: Iraq. In February and March in particular, the financial markets moved primarily on the ebb and flow of war news, first over the uncertainty of when and how the war would commence and then over the shifting moods during the first weeks of the conflict. Trading volume for much of the quarter was unusually light, and the amount of money held in savings accounts and money market funds increased substantially. The second quarter that began with U.S. troops advancing north towards Baghdad, and with public anxiety about the outcome of the war and the stability of the economy, ended with one of the better quarters for the stock market in the past five years. In the second quarter, the S&P 500 was up almost 15%, which was the best quarterly gain since 1998, and the average stock mutual fund was up about 17%.

The economic data continued to show high levels of productivity, decent levels of consumer spending, a very strong housing market, and weak levels of job creation. Unemployment remained above 6%, and manufacturing continued to see steady job losses. However, in the service sector of the economy, which now accounts for nearly 80% of employment, the picture was less negative. Overall, the economy continued to grow, but not at a pace that many have hoped.

Investors have turned more optimistic on the economy and on stocks, and money has begun to flow into equities once again. Having sat on the fence or fled for the hills for much of the past two years, investors in the second quarter of 2003 apparently decided to give stocks a second chance, and the markets rose sharply.

Stocks may not be showing the earnings growth of the 1990s, but prices are increasingly attractive relative to bonds. Many growth companies have earnings growth of at least 10% to 15%, and in a low-inflation, low interest rate economy, that is quite something.

INVESTMENT PERFORMANCE

Information Technology comprised 29% of the portfolio and good stock selection helped us outperform. Many companies have adjusted to a new, lower level of demand than in the late 1990s. Those that have made the needed shift in their business models are now seeing improved margins and profitability. As corporate capital spending gradually improves, many tech companies should see improving earnings trends for the remainder of the year. Health care averaged just over 22%; our holdings in health service providers and health care equipment and supply companies substantially outperformed. It was a strong period for biotechnology and pharmaceutical stocks. Financial stocks can often lag during times of uncertainty and many of our holdings were a drag on overall performance earlier in the year but improved during the second quarter. We benefited from a new position in E*Trade, which handles both on-line stock trades and mortgages. As the economy continues to improve, many financial companies should show improved earnings as well.

2    See accompanying index descriptions on page 36.

                     ING ALGER AGGRESSIVE GROWTH PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

Because of an improvement in consumer entertainment and leisure spending, we saw opportunities in consumer discretionary stocks such as Alliance Gaming (a maker of slot-machines), Best Buy (retail consumer electronics chain), and Entercom (radio broadcaster), along with stellar performer XM Satellite Radio.

OUTLOOK

The markets, and especially the Nasdaq index, had a strong spring rally. Leading tech companies that survived the fallout of the past three years have led the rally, but overall, we believe that we are entering a period where superior companies across sectors will define the market. These are companies that have skilled managers who adapt to current conditions and anticipate future trends. They are companies that innovate and create dynamic change in their industries. Such companies have the best chance of leading the market up and of leading the economy toward more growth. Currently, we believe that second half GDP growth for the economy as a whole will be stronger than it has been in the first half, with growth as high as 3.5% to 4% for the remainder of the year. Government stimulus has helped, but a key element of the current economy is the efficiency and proficiency of companies that lead dynamic change. Those are the companies that fundamental investors seek, in both down markets and up.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                            See accompanying index descriptions on page 36.    3

                    ING ALGER CAPITAL APPRECIATION PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the period from May 1, 2003 (Portfolio inception) to June 30, 2003, the Portfolio's Class I, Class S and Class ADV shares returned 8.30%, 8.20% and 8.20%, respectively, compared to the S&P MidCap 400 Index and the Russell 3000 Growth Index which returned 6.61% and 6.88%, respectively.

MARKET ENVIRONMENT

The first quarter of 2003 was defined largely by one thing: Iraq. In February and March in particular, the financial markets moved primarily on the ebb and flow of war news, first over the uncertainty of when and how the war would commence and then over the shifting moods during the first weeks of the conflict. Trading volume for much of the quarter was unusually light, and the amount of money held in savings accounts and money market funds increased substantially. The second quarter that began with U.S. troops advancing north towards Baghdad, and with public anxiety about the outcome of the war and the stability of the economy, ended with one of the better quarters for the stock market in the past five years. In the second quarter, the S&P 500 was up almost 15%, which was the best quarterly gain since 1998, and the average stock mutual fund was up about 17%.

The economic data continued to show high levels of productivity, decent levels of consumer spending, a very strong housing market, and weak levels of job creation. Unemployment remained above 6%, and manufacturing continued to see steady job losses. However, in the service sector of the economy, which now accounts for nearly 80% of employment, the picture was less negative. Overall, the economy continued to grow, but not at a pace that many have hoped.

Investors have turned more optimistic on the economy and on stocks, and money has begun to flow into equities once again. Having sat on the fence or fled for the hills for much of the past two years, investors in the second quarter of 2003 apparently decided to give stocks a second chance, and the markets rose sharply.

Stocks may not be showing the earnings growth of the 1990s, but prices are increasingly attractive relative to bonds. Many growth companies have earnings growth of at least 10% to 15%, and in a low-inflation, low interest rate economy, that is quite something.

INVESTMENT PERFORMANCE

Information technology had a stellar quarter and led the market up. Accounting for just over 27% of the portfolio, our tech stocks significantly outperformed, led by semiconductor companies like Intersil and Broadcomm, storage companies such as EMC, and Internet equipment makers like Cisco.

Health care averaged about 26% of all holdings and had a very strong quarter, and our stock selections, especially resurgent biotechnology stocks such as Amgen and Genentech and pharmaceutical stocks such as Merck, helped us outperform. Consumer discretionary was nearly a fifth of our holding and was above market weight and here too, stock selection boosted our relative performance. Consumers continue to lead the economy and spending improved after the end of the Iraq war. The portfolio was graced with very good returns from Internet auctioner eBay, media conglomerate AOL TimeWarner (which recovered from its lows), and a potpourri of media companies and retailers.

Financials accounted for 10% of holdings. The sector was up along with the market, and the outlook has improved along with the economic outlook as a whole. Many of our stocks (such as Citigroup and Merrill Lynch) generated above average returns, and contributed to our outperformance.

4    See accompanying index descriptions on page 36.

                    ING ALGER CAPITAL APPRECIATION PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

OUTLOOK

The markets, and especially the Nasdaq index, had a strong spring rally. Leading tech companies that survived the fallout of the past three years have led the rally, but overall, we believe that we are entering a period where superior companies across sectors will define the market. These are companies that have skilled managers who adapt to current conditions and anticipate future trends. They are companies that innovate and create dynamic change in their industries. Such companies have the best chance of leading the market up and of leading the economy toward more growth. Currently, we believe that second half GDP growth for the economy as a whole will be stronger than it has been in the first half, with growth as high as 3.5% to 4% for the remainder of the year. Government stimulus has helped, but a key element of the current economy is the efficiency and proficiency of companies that lead dynamic change. Those are the companies that fundamental investors seek, in both down markets and up.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                            See accompanying index descriptions on page 36.    5

                           ING ALGER GROWTH PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2003, the Portfolio's Class I, Class S and Class ADV shares returned 16.31%, 16.24% and 16.11%, respectively, compared to the S&P 500 Index and the Russell 1000 Growth Index which returned 11.76% and 12.45%, respectively.

MARKET ENVIRONMENT

The first quarter of 2003 was defined largely by one thing: Iraq. In February and March in particular, the financial markets moved primarily on the ebb and flow of war news, first over the uncertainty of when and how the war would commence and then over the shifting moods during the first weeks of the conflict. Trading volume for much of the quarter was unusually light, and the amount of money held in savings accounts and money market funds increased substantially. The second quarter that began with U.S. troops advancing north towards Baghdad, and with public anxiety about the outcome of the war and the stability of the economy, ended with one of the better quarters for the stock market in the past five years. In the second quarter, the S&P 500 was up almost 15%, which was the best quarterly gain since 1998, and the average stock mutual fund was up about 17%.

The economic data continued to show high levels of productivity, decent levels of consumer spending, a very strong housing market, and weak levels of job creation. Unemployment remained above 6%, and manufacturing continued to see steady job losses. However, in the service sector of the economy, which now accounts for nearly 80% of employment, the picture was less negative. Overall, the economy continued to grow, but not at a pace that many have hoped.

Investors have turned more optimistic on the economy and on stocks, and money has begun to flow into equities once again. Having sat on the fence, or fled for the hills, for much of the past two years, investors in the second quarter of 2003 apparently decided to give stocks a second chance, and the markets rose sharply.

INVESTMENT PERFORMANCE

Health-care accounted for an average of about 28% of the portfolio's holdings and was a positive contributor to performance because of good stock selection and an above market weighting. Health-care continues to be among the most attractive growth sectors, because an aging population means more demand and because the pricing environment remains, on the whole, favorable.

Information technology comprised over a quarter of the portfolio, and here as well, stock selection helped us outperform. Many technology companies have cut costs, and thus improved operating margins, as they adjusted to a new, lower level of demand than in the late 1990s. While signs of the next upturn in technology demand are only scattered at this point, the sector's fundamentals do not appear to be getting worse.

Consumer Discretionary -- In the first quarter, we decreased our holdings in this area due to weak consumer spending trends that, we believe, are mostly a result of war fears and economic uncertainty. However, consumers continue to lead the economy and spending improved after the end of the Iraq war. The portfolio was graced with very good returns from Internet auctioner eBay, media conglomerate USA Interactive, and a potpourri of consumer companies like Amazon, Gap and Best Buy.

6    See accompanying index descriptions on page 36.

                           ING ALGER GROWTH PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

Stocks may not be showing the earnings growth of the 1990s, but prices are increasingly attractive relative to bonds. Many growth companies have earnings growth of at least 10% to 15%, and in a low-inflation, low interest rate economy, that is quite something.

OUTLOOK

The markets, and especially the Nasdaq index, had a strong spring rally. Leading tech companies that survived the fallout of the past three years have led the rally, but overall, we believe that we are entering a period where superior companies across sectors will define the market. These are companies that have skilled managers who adapt to current conditions and anticipate future trends. They are companies that innovate and who create dynamic change in their industries. Such companies have the best chance of leading the market up and of leading the economy towards more growth. Currently, we believe that second half GDP growth for the economy as a whole will be stronger than it has been in the first half, with growth as high as 3.5% to 4% for the remainder of the year. Government stimulus has helped, but a key element of the current economy is the efficiency and proficiency of companies that lead dynamic change. Those are the companies that fundamental investors seek, in both down markets and up.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                            See accompanying index descriptions on page 36.    7

                 ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2003, the Portfolio's Class I, Class S and Class ADV returned 13.01%, 12.88% and 12.67%, respectively, compared to the S&P SmallCap 600/BARRA Value Index(1), that returned 12.97%.

INVESTMENT PERFORMANCE

Small Cap Value's tech holdings -- on average, the second-largest sector weighting -- delivered the best absolute and relative performance. Much of this stake was devoted to software firms, and effective security selection produced Parametric Technology Co., a top-contributing stock.

The second-best relative results came from investments in the health care sector. Most of the exposure was concentrated in medical products firms, and strong stock picking bolstered relative performance. The health care sector also was the third-best absolute contributor.

The basic materials sector was another bright spot on both absolute and relative bases. A slight underweight was beneficial, and security selection, especially among mining and metals companies, was rewarding. Those strengths offset weakness from FMC Corp., a detractor.

Holdings in the financial sector -- on average, the portfolio's largest weighting -- were a source of absolute strength but relative weakness. Security selection in several industries proved problematic, making this group the top relative detractor.

The consumer cyclical sector delivered positive absolute performance but was the second-biggest relative detractor, due to a significant underweight and untimely security selection among construction firms.

The portfolio's consumer non-cyclicals stake was the only absolute detractor and another area of relative underperformance. This time, variations in allocation across industries were the culprit.

OUTLOOK

Small Cap Value's investment team continues to seek out smaller high-quality, fundamentally sound companies that appear to be undervalued.

(1) THESE INDICES ARE DESIGNED TO DIFFERENTIATE BETWEEN FAST GROWING COMPANIES AND SLOWER GROWING OR UNDERVALUED COMPANIES. STANDARD & POOR'S AND BARRA COOPERATE TO EMPLOY A PRICE TO BOOK VALUE CALCULATION, WHEREBY THE MARKET CAPITALIZATION OF AN INDEX (S&P 500, S&P MIDCAP 400, S&P SMALLCAP 600) IS DIVIDED EQUALLY BETWEEN GROWTH AND VALUE. THE GROWTH AND VALUE DEFINITION ARE ONLY AVAILABLE ON THE US INDICES. THE INDICES ARE REBALANCED TWICE PER YEAR.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

STOCK EXAMPLES ARE USED FOR REPRESENTATIONAL PURPOSES ONLY AND MAY OR MAY NOT BE A CURRENT HOLDING IN THE PORTFOLIO, AND ARE NOT INTENDED AS RECOMMENDATIONS TO PURCHASE OR SELL SECURITIES. HISTORICALLY, SMALL CAP STOCKS HAVE BEEN MORE VOLATILE THAN THE STOCK OF LARGER, MORE-ESTABLISHED COMPANIES.

8    See accompanying index descriptions on page 36.

                      ING BARON SMALL CAP GROWTH PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2003, the ING Baron Small Cap Growth Portfolio Class I, Class S and Class ADV shares were up 14.71%, 14.50% and 14.42%, respectively. The Portfolio shares underperformed the Russell 2000 Index and Morningstar's average Small Cap Growth Fund, which were up 17.88% and 17.09%, respectively.

The Portfolio classes outperformed the Russell 2000 index in the first quarter, but underperformed in the second quarter. During the second quarter, the majority of the Russell 2000's performance came from the technology and biotechnology sectors (the industries that were the most severely penalized during the last three years), two areas where we have very little direct exposure. Since its inception in May of 2002, ING Baron Small Cap Growth Portfolio Class S is up 0.30%, while the Russell 2000 has declined 10.67% and the average Morningstar Small Cap Growth Fund has lost 8.60%.

MARKET ENVIRONMENT

The first half of the year saw most major indices up substantially. The rally in the equity markets began in mid March and continued through to the middle of June with the more speculative investments leading the way. The technology stocks in the Russell 2000 advanced almost 33% during the second quarter alone. Although we feel that some areas of the market have gotten ahead of themselves, we do believe that the economy has begun to recover and that both consumer and business confidence will also increase. We feel that the businesses that we own are well positioned and priced to benefit from the recovery.

INVESTMENT PERFORMANCE

During the first half of the year, the industries that helped the Fund's performance the most were recreation & resorts, health care services and education. Kerzner International, owns and operates resorts and casinos, was up 68% and had the greatest positive impact. Other holdings that helped performance were Krispy Kreme Doughnut, Four Seasons, Odyssey Healthcare and Education Management.

There were very few industries that negatively impacted the funds performance during the first half of the year and their impact was very minimal. Individual investments that weighed on the portfolio the most during the period were CTI Molecular Imaging (down 18%), PRG Schulz (down 32%), and Seacor Smit (down 25%). Their negative impact was very minimal.

OUTLOOK

BAMCO, Inc. invests in businesses for the long-term, with the belief that it can gain an investment advantage through its independent and exhaustive research of companies. Our bottom-up approach focuses on creating an information advantage through a thorough understanding of company fundamentals. Often, historical results and the outlook for near-term earnings are not indicative of the superior longer-term prospects that have been identified through our research efforts.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                            See accompanying index descriptions on page 36.    9

                        ING DSI ENHANCED INDEX PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

Q. HOW DID ING DSI ENHANCED INDEX PORTFOLIO PERFORM OVER THE SIX MONTHS ENDED JUNE 30, 2003?

A. Over the period, the Portfolio's Class I, Class S and Class ADV shares returned 11.59%, 11.45% and 11.31%, respectively. Over the same timeframe, the S&P 500 Index returned 11.76%.

MARKET ENVIRONMENT

Q. COULD YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE REPORTING PERIOD?

A. Overall, the economy was fairly weak for much of the period. During the first quarter of 2003, the Gross Domestic Product (GDP) was 1.9%, relatively unchanged from the fourth quarter 2002 figure of 1.4%. Anticipation of the war in Iraq, saber-rattling in North Korea and heightened concerns about terrorism preoccupied the country and served to undermine the strength of the economy. Since major fighting in Iraq ended, the consumer- and business-spending picture has been somewhat cloudy. However, while second quarter 2003 GDP figures have not yet been released, it is generally believed that the expected up-tick in second quarter GDP will not materialize.

Q. WHAT ARE SOME OF THE REASONS FOR THE TEPID ECONOMIC GROWTH?

A. Throughout 2002, consumer spending, which accounts for two-thirds of the US economy, was relatively strong. This was in sharp contrast to corporate spending, which remained subdued as companies postponed major purchases until clearer signs of a sustainable economic recovery were visible. However, both consumer and corporate spending weakened in early 2003 amid geopolitical concerns, a spike in oil prices, rising unemployment and severe weather in some parts of the country. In the aftermath of major conflict in Iraq, no clear spending picture has emerged.

Q. HOW HAS THE FEDERAL RESERVE BOARD (THE "FED") REACTED TO THE WEAKENING
ECONOMY?

A. In the early months of the period, the Fed deferred from making a rate cut, although it made it clear that it was assuming a "heightened surveillance" of the economy in light of the conflict with Iraq. After the war's start, however, and absent any lift in the economy, the Fed alluded to the possibility of a future rate cut, citing the fact that it viewed economic weakness to be a greater risk than inflation. Many took the statement to mean that a rate cut would likely be implemented at the Fed's next meeting. Thus, in an endnote to the period, the Fed moved to lower the federal funds rate by a quarter of a percentage point at its June 25, 2003 Federal Open Market Committee meeting. The move brought the rate to 1.0% -- its lowest level since 1958. In explaining the move, the Fed cited the fact that the economy had yet to exhibit sustainable growth, and that "a slightly more expansive monetary policy would add further support for an economy which it expects to improve over time.

Q. HOW DID THE STOCK MARKET PERFORM DURING THE SIX MONTH REPORTING PERIOD?

A. It was really a tale of two markets. During the first quarter of 2003, the S&P 500 Index fell 3.15%. Economic and geopolitical uncertainties weighed heavily on the market, so investors shunned stocks in favor of the relative security offered by bonds. Conversely, during the second half of the review period, the equity markets rallied sharply. The end to major fighting in Iraq eliminated one of the larger geopolitical issues affecting the stock market, while investors became increasingly optimistic about the potential for an economic revival and subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank. As a result,

10    See accompanying index descriptions on page 36.

                        ING DSI ENHANCED INDEX PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

equity investors drove the S&P 500 Index to a 15.39% gain over the quarter. The market's gains were broad-based, and many of the best performing sectors were the prior years' weakest-performing areas: the utility, information technology, telecommunication services and industrial sectors.

INVESTMENT PERFORMANCE

Q. HOW DID YOU MANAGE THE FUND GIVEN THE SHARP SWING IN THE EQUITY MARKET'S PERFORMANCE?

A. We continue to use our proprietary model, which ranks stocks in the S&P 500 Index by considering independent composite factors, such as earnings expectations, earnings growth, valuation, dividend yield, return on equity and sales/margins. Our investment process also utilizes rigorous risk control techniques. Collectively, these tools are used to seek consistent, moderate excess returns while minimizing unintended deviations over a complete market cycle.

Our enhanced S&P 500 strategy, which measures both growth and value characteristics, was equally weighted between the two in the first quarter of 2003. However, the portfolio had a slight bias toward the more growth-like factors during that time. In the second quarter, the value factors -- with the notable exception of dividend yield -- declined in weight based on analysis derived from our proprietary model. Conversely, the growth measures continued to rise slowly. A notable exception to this was the slight decline in the weight of the factor measuring earnings expectations. Therefore, the Portfolio's broad characteristics were a combination of relative undervaluation by most traditional measures of valuation, and rising expectations of increasing return on equity and earnings growth.

OUTLOOK

Q. WHAT IS YOUR OUTLOOK?

A. At the end of the reporting period, the portfolio was overweight in the consumer discretionary, consumer staple, and health care sectors, particularly in pharmaceuticals, retailing and beverage and tobacco stocks. Conversely, the portfolio was underweight in the utility, materials and energy sectors.

At this time, the portfolio exhibits a balance between value and growth, and a slightly higher market capitalization than the S&P 500. The portfolio also displays attractive measures of both value and growth, as evidenced by slightly-higher-than-benchmark earnings yield, dividend yield, return-on-earnings, and earnings growth measures relative to the S&P 500 Index.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE PORTFOLIO PERFORMED DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2003, AND REFLECTS OUR VIEWS AT THE TIME OF ITS WRITING. OF COURSE, THESE VIEWS MAY CHANGE IN RESPONSE TO CHANGING CIRCUMSTANCES, AND THEY DO NOT GUARANTEE THE FUTURE PERFORMANCE OF THE MARKETS OR THE PORTFOLIO. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. THE PROSPECTUS FOR THE FUND CONTAINS MORE COMPLETE INFORMATION REGARDING RISKS, CHARGES AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                           See accompanying index descriptions on page 36.    11

        ING GOLDMAN SACHS-REGISTERED TRADEMARK- CAPITAL GROWTH PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

During the six-month period ended June 30, 2003, the Portfolio's Class I, Class S and Class ADV shares returned 10.00%, 9.91% and 9.63%, respectively, versus its benchmark, the S&P 500 Index, which returned 11.76%.

MARKET ENVIRONMENT

The U.S. markets remained volatile, as investors continued to deal with a weak economic environment. During the first three months of the period, the equity markets languished in the face of geopolitical uncertainty. During the first quarter of 2003 the market was affected by factors such as the continued standoff in Iraq and North Korea, rising oil prices, weak consumer confidence, and a difficult labor market. The uncertainty caused many businesses to delay spending on new investments. In March, coalition forces invaded Iraq, quickly toppling Saddam Hussein and his regime. Investors were relieved to see the conflict come to a swift conclusion, and began taking a more positive view of the economy and its long-term prospects. In April, the U.S. markets rebounded sharply as consumer confidence reported its second largest monthly gain. In addition, the lowering of the terrorist threat level and falling oil prices contributed to the upbeat sentiment. Investors have been taking a more positive view of the economy and its prospects as corporate profits have been solid with many companies releasing better-than-expected earnings results.

INVESTMENT PERFORMANCE

The equity markets performed poorly in the first quarter 2003 as the world was gripped by a war in Iraq, the SARS epidemic, and economic weakness. However, in the second quarter, the markets have rebounded after an easing of geopolitical and economic turmoil and uncertainty. During the reporting period, the Fund's holdings in the Media, Consumer and Producer Goods and Services sectors enhanced results. Although the Fund's holdings in Finance and Technology generated positive absolute performance, they underperformed the benchmark and detracted from results.

Media companies have fared well in recent months due to the official end of the war in Iraq, a favorable FCC deregulation vote, and positive trends in advertising spending. Almost all of the Fund's Media companies had positive returns with AOL Time Warner, Inc. (1.8%), Univision Communications Inc. (1.1%), Clear Channel Communications (1.4%), and Echostar Communications Corp. (1.1%) all significantly contributing to positive performance.

Travel and lodging related companies rebounded in the second quarter 2003 as travel volumes increased with the end of the war, subsiding fears of SARS, and the lowered terrorist threat. Travel companies particularly suffered during the recent downturn as consumers were spending less in general, and geopolitical and health risks drove travel volumes to record lows. In the second quarter, travel volumes recovered to pre-war volumes. Sabre Group Holding, Inc. (1.0%), Cendant Corp. (1.8%), Marriott International Inc. (1.2%), Starwood Hotels & Resorts (0.6%), and Harrah's Entertainment (0.2%) all benefited from the strength in the industry.

In the first three months of the year, retail stock market trading volumes were low due to the high level of investor reluctance stemming from the war and weak economic environment. As a result, many Financial companies suffered. In contrast, during the second quarter there seemed to be hints at an economic recovery, which lead trading volumes to soar. Many of the Fund's Financial companies are now up year-to-date from this renewed interest in the market, including Citigroup, Inc. (2.4%), Bank America Corp. (1.6%), and MBNA Corp. (1.3%). However, the poor performance of Freddie Mac (2.0%) detracted from the Fund's return and significantly contributed to underperformance in the Financial sector. The company recently announced the departure of the CEO, President, and CFO from the management team. More

12    See accompanying index descriptions on page 36.

        ING GOLDMAN SACHS-REGISTERED TRADEMARK- CAPITAL GROWTH PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

specifically, the CFO was removed due to a lack of cooperation with the internal investigation of Freddie Mac's impending earnings restatement. For several months, it has been widely known that the company will have to upwardly revise its financial results for the past three years. This is due to the change in Freddie Mac's auditor and the way this particular company accounts for income generated from hedging transactions. It is important to note that Freddie Mac was the first Fortune 500 firm to fire Arthur Andersen as its auditor. In March 2002, the company hired PriceWaterhouseCoopers as its new auditor. This restatement will cause an upward revision to earnings in those periods since Freddie Mac used a more conservative accounting method in the amortization of its Treasury bonds used to hedge its portfolio. In order to gain a better understanding of these issues, our analyst immediately went to Washington, D.C. to meet with prominent lawmakers, congressional staffers, and lobbyists. Based on these conversations, we believe that it is unlikely that regulators will modify Freddie Mac's charter. In addition, these meetings gave us a clearer understanding of the way in which the company is viewed by the government. We are confident that lawmakers are aware of the indispensable role that the company plays in sustaining the buoyant housing market and its direct impact on the health of the U.S. economy.

While the Fund's Technology companies had positive absolute returns, they underperformed the benchmark and detracted from relative performance. In particular, Microsoft Corp. (4.8%), and Qualcomm (1.1%) lagged the overall Technology sector. These companies are the leaders in the Technology area, but are viewed as more conservative companies. The Fund's Technology companies' stock prices suffered relatively as investors fled to more aggressive names as the market started to rally. Underperformance was in part due to a strong rally of the higher risk, more speculative companies in which the Fund does not invest. Our disciplined investment philosophy is to buy high quality growth companies with a strong business franchise, free cash flow, recurring revenue, favorable long-term prospects excellent management and strong financials. We are long-term investors and believe that the companies we own will ultimately come out on top and outperform over the full market cycle.

OUTLOOK

The recent period of strong equity market appreciation may signal that investors are growing more confident in the U.S. economy. With interest rates at historically low levels, businesses are more likely to expand by raising capital and hiring more workers as demand begins to increase. As demand for products and services swells, we believe that companies with distinct operating leverage should see margin expansion and earnings growth going forward. Regardless of the economic environment, we remain focused on the fundamentals of our companies that can enable them to deliver long-term growth.

--------------------------------------------------------------------------------
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

GOLDMAN, SACHS & CO., THROUGH GOLDMAN SACHS ASSET MANAGEMENT, L.P., SUB-ADVISER TO THE FUND, IS NOT A BANK AND FUND SHARES SUBADVISED BY IT ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR ENDORSED NOR GUARANTEED BY ANY BANK NOR OTHER INSURED DEPOSITORY INSTITUTION, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

HOLDINGS ARE AS OF JUNE 30, 2003 AND ARE NOT INDICATIVE OF FUTURE HOLDINGS.

THE PAST PERFORMANCE OF THE FUND IS NO INDICATION OF THE FUTURE RESULTS.

                           See accompanying index descriptions on page 36.    13

         ING GOLDMAN SACHS-REGISTERED TRADEMARK- CORE EQUITY PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

From its inception on May 1, 2003 through June 30, 2003 the Portfolio's Class I, Class S and Class ADV shares posted net returns of 7.30%, 7.30% and 7.20%, respectively, strongly outperforming the S&P 500 Index, which returned 6.52% over the period.

MARKET ENVIRONMENT

The S&P 500 Index gained 6.5% over the reporting period. All 13 sectors in the Index advanced for the period, with Utilities (+11.7%) and Telecommunications (+10.8%) posting the largest absolute gains. However, the heavily weighted Technology sector (+8.9%) contributed most (weight times performance) to Index gains, followed by the top-weighted Financial sector (+5.2%).

INVESTMENT PERFORMANCE

In managing the CORE-SM- products, we take minimal size and sector bets. We hope to add value versus each Fund's respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins, sustainable earnings and who use their capital to enhance shareholder value. Over the long term, these factors have led to excess returns, although they typically work well at different times and under different market environments.

Returns to the CORE themes were mixed for the period, but positive overall. Profitability and Valuation were the biggest contributors to relative performance. Earnings Quality also contributed positively, albeit less significantly, while Fundamental Research and Management Impact detracted slightly. Momentum was the least successful for the period. In sectors, stock selection was successful overall, with the Portfolio's holdings in the Health Care sector outperforming their peers in the benchmark the most. Holdings in the Consumer Non-Cyclicals and Consumer Cyclicals sectors detracted relative to the benchmark for the period. In individual stocks, overweights in Pacificare Health Systems (0.9% for the Portfolio), Sandisk (0.6%) and McKesson (1.2%) contributed most positively to the Portfolio's outperformance. On the downside, overweights in Johnson & Johnson (2.5%), Wal-Mart Stores (3.6%) and Lexmark International (0.9%) were among those that detracted for the period.

14    See accompanying index descriptions on page 36.

         ING GOLDMAN SACHS-REGISTERED TRADEMARK- CORE EQUITY PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

OUTLOOK

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names about which fundamental research analysts are becoming more positive and companies that are profitable, have sustainable earnings and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

--------------------------------------------------------------------------------
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

GOLDMAN, SACHS & CO., THROUGH GOLDMAN SACHS ASSET MANAGEMENT, L.P., SUBADVISER TO THE FUND, IS NOT A BANK AND FUND SHARES SUBADVISED BY IT ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR ENDORSED NOR GUARANTEED BY ANY BANK NOR OTHER INSURED DEPOSITORY INSTITUTION, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

HOLDINGS ARE AS OF 6/30/03 AND ARE NOT INDICATIVE OF FUTURE HOLDINGS.

                           See accompanying index descriptions on page 36.    15

                  ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2003, the Portfolio's Class I, Class S and Class ADV shares returned 5.63%, 5.77% and 5.54%, respectively, compared to the MSCI EAFE Index, which returned 9.93%.

MARKET ENVIRONMENT

Equities rallied following the successful conclusion to the Iraq conflict, and more positive economic news. The U.S. monetary and fiscal authorities fueled the fire with further rate cuts and President Bush's $350 billion tax reduction package. In addition, both Japan and Europe allowed liquidity to flow into financial assets and rates were cut in Europe. There were incipient signs of an economic recovery in the U.S., with first quarter earnings per share up by 13% at the operating level. Japan also surprised with an increase in both sales growth and margin. Euro strength is restricting European earnings but it is encouraging restructuring.

INVESTMENT PERFORMANCE

The Portfolio outperformed its MSCI EAFE benchmark during the second quarter. Stock selection was a major driver of performance as many European stocks bounced back after their poor performance in the first quarter. Names that boosted the portfolio's return included Bayer, Deutsche Bank, Saint Gobain, BMW, and Wolseley. Some Japanese consumer discretionary stocks including Fuji Photo, Nintendo and Sony detracted from performance. The Portfolio also benefited from the decision to increase the weighting in emerging markets late in the quarter. At the sector level energy, financials, industrials and materials added significant value.

OUTLOOK

We remain positive on equities going into the third quarter, helped by the low yields on competing asset classes. Stock selection is likely to drive performance from here, but we do not expect quite as strong a quarter for market returns as the one we have just experienced.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

16    See accompanying index descriptions on page 36.

                      ING JPMORGAN MID CAP VALUE PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2003, the Portfolio's Class I, Class S and Class ADV shares returned 11.91%, 11.81% and 11.61%, respectively, compared to the Russell Mid Cap Value Index which returned 13.11%.

MARKET ENVIRONMENT

U.S. stocks surged in the second quarter as investors enthusiastically embraced a positive outlook for the economy despite the scarcity of current data to confirm that view. A number of encouraging factors fueled the rise: a reduction in military activity in Iraq, a drop in interest rates to 45 year lows, passage of a tax bill that reduces taxes on income, dividends and capital gains, and decent first quarter earnings reports.

INVESTMENT PERFORMANCE

The Portfolio participated in the market's climb, although results trailed the benchmark, which rose 17.9%. In a quarter where all sectors of the fund and benchmark registered gains, it was the more aggressive, high beta technology sector that led the benchmark higher. The Portfolio's underweight position in the sector and modest cash holding were amongst the primary drags on performance.

OUTLOOK

Despite the fund's solid gains for the quarter, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and/or highly leveraged segments of the market that have been the driving force behind the recent rally. As is often the case, our overriding focus on quality and value -- which generally avoids investments in highly cyclical and leveraged companies -- works to smooth out portfolio performance at sharp inflection points in the market such as the one just experienced. While we are happy to see the market recover in such short order, we are also hopeful that the more speculative elements of the current rally fade away without disruption, and that fundamentally strong, durable businesses again assume leadership in the markets.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                           See accompanying index descriptions on page 36.    17

                    ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2003, the Portfolio's Class I, Class S and Class ADV shares returned 13.94%, 13.76% and 13.59%. These returns compare with the return of 11.76% for the account's benchmark, the Standard & Poor's 500 Stock Index. The S&P 500 is a commonly used measure of the broad stock market.

INVESTMENT PERFORMANCE

Investment selection is the primary driver for series' performance. We choose stocks based on the opportunities our analysts uncover, regardless of market capitalization or industry sector. Series results for the past six months were primarily attributable to how well individual investments performed. The only industry allocation that impacted results was our underweighting in technology stocks.

STRONG PERFORMANCE FROM SELECTED SECURITIES
Our best performers for the period were Calpine, a power merchant and producer, and AT&T Wireless. In 2002, Calpine had suffered from weak power demand and concern that it would not have enough cash to meet its debt obligations. However, the company made great progress in addressing its liquidity needs. Both factors contributed to the rise in the company's stock price for the period. AT&T Wireless stock benefited from generally improving fundamentals in the wireless markets as well as better-than-expected increases in its average revenue per unit (ARPU). In addition, the rate at which the company lost customers to competitors, known in the industry as "churn rate," slowed more than many analysts had expected.

Comcast, a cable and communications company, exceeded investor expectations for subscriber growth, a key to future earnings. The company also continued to realize benefits from its acquisition of AT&T Broadband.

Both Sears and Home Depot helped the series outperform its benchmark. Shares of Sears reacted very positively to the announcement that the company would be selling its troubled credit card portfolio, thereby eliminating a major investor concern. Home Depot's stock price had been depressed because of weak same store sales and concerns about management's ability to execute its business strategy. However, sales thus far in 2003 exceeded many analysts' low expectations. Sales were helped, in part, by the company's exclusive arrangement with lawn care equipment manufacturer John Deere and strength in its appliance business.

The stock of VERITAS, a data storage technology company, helped series performance for the period. The company's stock price, in addition to benefiting from the rally in technology stocks, rose as investors began to detect signs of improvement in the company's business by looking at the trends in several of the company's balance sheet metrics.

Genentech stock rose on unexpectedly positive data from a developmental drug for colorectal cancer and the approval of several new drugs. These events, in our view, dramatically improved investors' perceptions of the company's future earnings potential.

18    See accompanying index descriptions on page 36.

                    ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

DETRACTORS FROM PERFORMANCE
Technology stocks led the market for the past six months. However, we were underweighted in this sector relative to our benchmark and that hurt performance. Many of what turned out to be the best-performing stocks in the sector had, and still have, weak investment fundamentals, in our view. We believed that other opportunities were more attractive.

The series experienced disappointing results from a variety of selected securities outside the technology sector. These stocks included Network Associates, Federal Home Loan Mortgage Corporation (Freddie Mac), Schering Plough, and AT&T. Network Associates, a network management and security provider, missed its earnings estimates and is being investigated for questionable past accounting practices. However, we believe the company's lineup of new products should do well, and we think that the stock is attractively priced.

Freddie Mac's stock price dropped dramatically on the news announcing the resignation of its top three executives. In the midst of their on-going accounting issues, these actions heightened investor concern regarding increased political and regulatory risks.

Schering Plough's stock price declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex, the prescription replacement to its blockbuster Claritin, which recently became available over-the-counter. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs.

At the end of 2003, AT&T appeared, to many industry observers, ready to turn a corner and post better results for 2003. However, the company's 2003 earnings to date have not lived up to those earlier expectations. Pricing for the company's business segment continues to be weak and competition has increased. As a result, expectations of future earnings were reduced and AT&T's stock price fell.

Respectfully,

S. Irfan Ali                              Kenneth Enright
Portfolio manager                         Portfolio manager

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                           See accompanying index descriptions on page 36.    19

                        ING MFS GLOBAL GROWTH PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2003, the Portfolio's Class I, Class S and Class ADV shares provided a total return of 10.00%, 9.66% and 9.55%, respectively. These returns compare to the return of 11.62% over the same period for the portfolio's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index. The MSCI All Country World Free Index is an unmanaged index of developed- and emerging-market equities. During the same period, the average global fund tracked by Lipper, Inc. returned 10.11%

INVESTMENT PERFORMANCE

CONTRIBUTORS TO PERFORMANCE
The energy sector proved to be the biggest contributor to the overall outperformance of the portfolio relative to its benchmark and peer group.

Driven in part by oil prices that rose for much of the period, several energy stocks in emerging market countries contributed to this performance. These included our holdings in Lukoil, Siberian Oil, Surgutneftegaz, and Yukos in Russia and Petroleo Brasileiro ("Pertrobras") in Brazil. We also generated strong absolute and relative performance from our holdings in the utilities & communications sector. Companies such as Huaneng Power International, one of China's largest independent power producers, and Telefonica of Spain, a leading provider of telecommunications services in the Spanish- and Portuguese-speaking worlds, both posted strong returns over the period. In the auto & housing sector, another that contributed significant positive returns to the portfolio, we benefited most relative to the benchmark from our position with BMW. The German automaker's stock performed very well over the period, and is not a component of the benchmark.

DETRACTORS FROM PERFORMANCE
Financial services proved to be the sector that detracted the most from the portfolio's overall performance. Namely, the portfolio suffered by not owning a number of German banks, such as Deutsche Bank and insurance company Allianz AG. The stocks of both these companies rebounded sharply during the second quarter.

The basic materials sector also detracted from the fund's overall performance. Swiss agricultural chemical firm Syngenta stumbled during the period after helping portfolio performance in earlier periods. Our holdings in several South African platinum producers -- Gold Fields, Anglo American Platinum, and Impala Platinum -- also held back performance. These companies were hurt during the period by rising government royalties and by the falling U.S. dollar, as platinum is a commodity priced in dollars.

In the technology area, detractors from performance included Samsung, a Korean semiconductor maker that was hurt by falling memory chip prices, and Tandberg, a Norwegian teleconferencing firm whose growth was not as strong as had been expected. Intel, a benchmark component, performed well over the period but was not held in the portfolio, also detracting from relative performance.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

20    See accompanying index descriptions on page 36.

                       ING MFS RESEARCH EQUITY PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2003, Class I, Class S and Class ADV shares of the Portfolio provided total returns of 11.20%, 10.91% and 10.93%, respectively. These returns compare with the return of 11.76% over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (S&P 500). The S&P 500 is a commonly used measure of the broad stock market.

MARKET ENVIRONMENT

In the first half of 2003, investors enjoyed a better six-month period than they had seen in several years as nearly all asset classes showed positive performance. A second-quarter rally gave investors in both U.S. and overseas stock markets their best quarter in many years as the pessimism that pervaded markets in late 2002 and early 2003 appeared to dissipate.

Looking at the global economy, however, we did not see much hard evidence that economic factors -- such as unemployment, consumer spending, or business investment -- had dramatically improved since the beginning of the year. In our view, the market rally seemed largely based on a combination of relief, hope, earnings improvement, and low interest rates: relief that both the Iraq situation and the SARS outbreak had been contained; hope for stronger economic numbers in the second half of 2003; first quarter corporate earnings reports that were somewhat stronger than expected; and interest rates so low that investors sought out riskier asset classes -- such as stocks -- that offered potentially higher returns.

INVESTMENT PERFORMANCE

KEY CONTRIBUTORS TO PERFORMANCE
Health care and retailing were the two strongest-performing sectors for the series. Holdings in biotechnology companies performed well for the period. For example, Genentech stock rose significantly on unexpectedly positive data from a drug in its pipeline and approval of several new drugs. These events dramatically improved investors' perceptions of the company's future growth potential, in our view. And, Genzyme rose when it became apparent that the company would be introducing two enzyme replacement therapies for the treatment of certain genetic disorders.

Standouts among retail holdings included Home Depot and Target. As the period began, Home Depot's stock price was significantly depressed because of weak comparable store sales and concerns about management's ability to execute its business strategy. However, sales thus far in 2003 exceeded many analysts' low expectations helped, in part, by strength in its appliance sales and the company's exclusive arrangement with lawn care equipment manufacturer John Deere.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The portfolio was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The portfolio had owned HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998.

DETRACTORS FROM PERFORMANCE
Technology and basic materials were the two sectors that detracted the most from fund performance. Our underweighting in technology stocks compared to the S&P 500 hurt relative performance as the technology sector rallied. We maintained an underweighted position because our analysts felt, and

                           See accompanying index descriptions on page 36.    21

                       ING MFS RESEARCH EQUITY PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

continued to feel at the end of the period, that technology valuations in general were a bit high and that few stocks in the sector had compelling fundamentals (business factors such as earnings and cash flow growth).

In the basic materials sector, Syngenta and Smurfit-Stone Container were two holdings that detracted from performance. Stock in Swiss agricultural chemical firm Syngenta stumbled in February after helping portfolio performance in earlier periods. Company earnings were hurt by competition that put pressure on prices, higher pension fund costs, and a rising euro that lowered the value of U.S. sales when converted back into euros.

Respectfully,

David Antonelli
Director of Global Equity Research

THE COMMITTEE OF MFS RESEARCH ANALYSTS IS RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE SERIES UNDER THE GENERAL SUPERVISION OF MR. ANTONELLI.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

22    See accompanying index descriptions on page 36.

                       ING OPCAP BALANCED VALUE PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

The Balanced Value Portfolio had an excellent first half of 2003, outperforming its benchmark in a rising stock market. The Portfolio's Class I, Class S and Class ADV shares returned 15.43%, 15.25% and 15.09%, respectively, in the half versus 8.8% for the benchmark, a 60% weighting of the S&P 500 Index and a 40% weighting of the Lehman Brothers Government/Corporate Intermediate Bond Index.

MARKET ENVIRONMENT/INVESTMENT PERFORMANCE

The Portfolio invests in stocks for appreciation and bonds for income. At
June 30, 2003, about 65% of assets were invested in stocks, 27% in bonds and 8% in cash equivalents. Our favorable performance reflected the strongly positive returns of both our stocks and our bonds.

Our stocks returned 19.2% in the half compared with 11.8% for the S&P 500 Index. The stock market began the half on a negative note, as prices declined in January and February on concerns about the likelihood of war in Iraq. Prices subsequently turned higher and the mood of investors brightened considerably based on the swift conclusion of the war, an improving corporate earnings outlook and the passage of a federal tax cut on dividends and income. During the second quarter, the market registered its largest quarterly increase in four and one-half years.

Every sector of the S&P 500 Index posted a gain in the half, led by the utility and technology sectors. We did especially well with our consumer discretionary, technology and consumer staple investments, partially offset by the underperformance of our financial services stocks. We invest in stocks priced below our estimate of intrinsic value.

EMC (electronic data storage products) was the top contributor to the Portfolio's performance, rising 71% in the half on a perceived upturn in the data storage industry. We reduced our investment as the price advanced, taking profits. Dollar General (discount retailing) was up sharply in response to improved execution and favorable management changes. We increased our investment by about one-fifth. Other contributors included GM Hughes (satellite TV), our largest investment position; Carnival (cruise line); and Sears Roebuck (retailing). We bought Sears in the first quarter and benefited as the price increased based on the company's improved access to capital and a better outlook for the sale of its troubled credit-card business.

Freddie Mac (mortgage securitization) was the biggest detractor. The stock declined in June after the company ousted three of its top executives and reconfirmed that it would be restating its earnings. Its accounting issues, which pertain to the timing of income recognition from its interest-rate hedging activities, will lead to an increase, not a decrease, in prior earnings and capital. In our view, the restatement has no bearing on the company's fundamental intrinsic value. While the stock's risk profile has increased, we believe the long-term economic earning power of the company is unchanged. We remain confident that the stock will be an excellent investment. Other detractors included Tenet Healthcare (hospital chain), Merrill Lynch (investment banking) and Anadarko Petroleum (oil and gas). We sold Merrill.

Our fixed-income investments returned 11.3% in the half versus 4.3% for the Lehman Brothers Government/Corporate Intermediate Bond Index. These investments consist primarily of corporate notes and bonds and Treasury Inflation-Protected Securities (TIPS). We did well by purchasing corporate securities when they were out of favor during the half, benefiting as they recovered. Late in the half, we shortened the fixed income portfolio's duration to reduce our exposure to the possibility of higher interest rates.

                           See accompanying index descriptions on page 36.    23

                       ING OPCAP BALANCED VALUE PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

OUTLOOK

We believe stocks are well positioned for continued strength. While the market's direction in the second half of 2003 depends on the timing of the economic recovery, which remains unclear, we continue to expect considerable upside in the equity markets over the next two years. In our view, stocks have ample appreciation potential ahead of them, but from a valuation perspective, they should not rise further without earnings progress.

In addition, we believe demand for equities is poised to grow substantially. The stock market offers compelling values relative to other asset classes such as cash, fixed income and real estate. As a result, stocks are likely to attract increased investment over the next several years, which should enable the share prices of undervalued companies to deliver outstanding returns.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

24    See accompanying index descriptions on page 36.

                        ING PIMCO TOTAL RETURN PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six-month period ended June 30, 2003, the Portfolio's Class I, Class S and Class ADV shares returned 3.98%, 3.79% and 3.70%, respectively, performing in line with its benchmark, the Lehman Brothers U.S. Aggregate Bond Index which returned 3.93%.

MARKET ENVIRONMENT

Financial assets gained during the first half of 2003 amid a revival of risk appetites as anxiety about the war in Iraq faded. Assets that generally benefit from economic growth, such as stocks, corporate bonds and emerging market debt, fared the best as investors dove into these sectors anticipating a recovery in the second half of 2003.

Reflationary forces that investors expected to fuel a rebound included federal tax cuts and a weak dollar, as well as low borrowing rates that eased the burden of high personal and corporate indebtedness. Low mortgage rates kept refinancings booming in the first half and put money in consumers' pockets.

Treasuries lagged their riskier counterparts but still enjoyed a modest rally. Yields fell to levels not seen in 45 years, before bouncing off their lows in June as hopes for recovery increased. The yield on the benchmark 10-year Treasury closed the first half at 3.52 percent, after nearing 3 percent earlier in the period.

Late in the first half, the Federal Reserve cut the federal funds rate by 25 basis points to 1 percent, its 13th easing since 2001, in an effort to boost the economy and ward off deflation. Although the cut was less than markets expected, the central bank suggested that rates would stay low until deflation risks abated.

INVESTMENT PERFORMANCE

A near-index duration, or interest rate risk, position was neutral for relative returns. Mortgages enhanced yield and credit quality, but we held exposure near the index amid concern about a price correction after strong recent gains. A corporate underweight was negative as corporates outperformed, but positive security selection of telecom and energy pipeline issues mitigated this impact. Emerging market bonds helped returns; this asset class continued to gain amid growing demand from investors drawn to its relatively high yields and improving credit quality. Short/intermediate maturity Eurozone exposure was modestly negative as these securities modestly lagged Treasuries.

OUTLOOK

A debt-laden global economy with excess capacity will grow weakly over the next three to five years with moderate inflation. To prevent deflation, central banks will work to keep interest rates low for several years; real rates will hover around 1 percent vs. 2-3 percent in the disinflationary 1980s-1990s. Reflation will be limited by imbalances such as the U.S. trade deficit, underfunded pensions, weak demand outside the U.S. and periodic dents to confidence from geopolitical risks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                           See accompanying index descriptions on page 36.    25

                ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2003, the Portfolio's Class I, Class S and Class ADV shares returned 21.41%, 21.27% and 21.13%, respectively, compared to the Russell 3000 Growth Index, which returned 12.85%.

MARKET ENVIRONMENT

During the second quarter of 2003, the U.S. Federal Reserve implemented an unprecedented 13th straight cut in key short-term interest rates, which left the fed funds rate(i) at multi-generational lows. The second quarter also witnessed the passing of a $350 billion tax cut, which should benefit the consumer in the months ahead. While the stock market has rallied sharply from the lows made earlier this year, we continue to believe that the record amount of liquidity present, combined with historically low long- and short-term interest rates, continue to make U.S. equities an attractive asset class. We are also encouraged by the return of merger activity during the second quarter, a positive indicator for the stock market. It is our belief that an improving equity market is fundamental to a pickup in consumer confidence and business spending and, in turn, a healthier economy.

INVESTMENT PERFORMANCE

We continue to be excited about the business prospects of the companies in the portfolio. We are encouraged by the ability of many of the companies held in the portfolio to generate favorable earnings and cash flow growth in an environment that has been dominated by uncertainty. We believe that this ability is the trademark of a true growth company. As we go forward, our aim is to own those companies whose businesses are not overly reliant on the cyclical effects of the traditional business cycle.

The areas that generated solid returns for the portfolio during the period included stocks in the healthcare, technology, financial services industries and select cable/media holdings. Within those sectors, some of the best performing stocks included Amgen Inc., Genzyme Corp., SanDisk Corp., Lehman Brothers Holdings Inc. and Comcast Corp. Stocks that detracted from portfolio performance during the period include King Pharmaceuticals, RF Micro Devices and L-3 Communications. None of the sector or industry groups included in the portfolio were overall detractors from performance during the period.

OUTLOOK

We are pleased to report that in spite of the three-year bear market in U.S. equities, during the past quarter a number of our stocks recorded all-time highs. We believe this phenomenon is a reflection of the positive business trends that many of these companies are experiencing in their respective industries.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.
----------------------------
(i) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

26    See accompanying index descriptions on page 36.

                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2003, the Portfolio's Class I, Class S and Class ADV shares returned 18.17%, 17.96% and 17.84%, respectively, compared to the S&P 500 Index which returned 11.76%.

MARKET ENVIRONMENT

It continues to be our belief that the stock market made a double bottom in July and October of 2002, and that the March lows in 2003, which did not fall below levels established last year, represented a successful test. Bear markets typically end with investors throwing in the towel, and we believe this capitulation is reflected in the continuing high level of money market fund balances.

There have been only three times in the last 20 years where money market fund assets have accounted for more than 15% of the value of the Wilshire 5000 Total Market Index.(i) The first was in 1982, when short-term interest rates were in double digits. The second time this occurred was after the first Gulf War in 1991, when short-term interest rates were still in the high single digits. A recent level of 29% came at a time when short-term interest rates were less than 1%. We believe this data corresponds to the equivalent of investors "stuffing the mattress," keeping their assets in money market funds rather than investing in equities. When one sees something like this, it is reasonable to conclude that investors are generally apprehensive, and that much negative sentiment is probably factored into stock prices. Even with the recent rally in stocks, since the March lows, the money market fund percentage of the Wilshire 5000 has remained in the area of 25%. When the denominator in this equation (in this case, the value of the Wilshire 5000) rises, this has the effect of reducing the percentage. Based on these observations, it is clear to us that investors are retaining unusually large cash balances at this time.

Corporations have reduced their inventory levels to 40-year lows, reflecting a conservative bias by this segment of the economy. Over the last four decades, the Inventory-to-Sales ratio ("I/S") has fallen as just-in-time inventory programs and computerization have made companies more efficient where inventory levels are concerned. However, current readings are so far below trend-line that any meaningful pick-up in sales likely will cause re-ordering to occur throughout the economy.

Finally, we need to comment on the historically high levels of monetary and fiscal stimulation now hitting the U.S. economy. The U.S. Federal Reserve has reduced interest rates 13 times since 2000, bringing the federal funds rate(ii) from 6.5% to just 1% currently, a figure not seen since the Eisenhower administration. In addition, the 2003 tax cuts have made features of the 2001 tax cut operative for the first time. Many parts of the 2001 tax cut were not scheduled to become effective until 2004-2006. With this year's tax cuts, they now are in effect, retroactive to January 2003. We feel this additional fiscal stimulation will have a pronounced effect on the level of economic activity in coming quarters.

INVESTMENT PERFORMANCE

Our emphasis has been on companies that we believe should benefit from an economic recovery. As such, the portfolio has maintained overweight positions in the Technology, Consumer Discretionary, and Basic Materials sectors. Historically, these have outperformed the market in the early stages of an advance. We believe the Basic Materials sector will also benefit from the possibility that "hard assets" may become more important in a world where currencies are under pressure and deflationary forces are causing many countries to use very stimulative monetary and fiscal policies. The Basic Materials sector now accounts for 2.7% of the S&P 500 Index,(iii) compared to 8% in 1990.

                           See accompanying index descriptions on page 36.    27

                ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

We also believe that the new leadership in the stock market may be "attribute" driven. We are often questioned about which sector or industry we think will constitute the leadership in an improving stock market. The real answer may be that attributes such as a low multiple of free cash flow, price-to-earnings-to-growth ratios(iv) ("PEG") of around 1, and higher-yielding stocks may attract investment dollars at the margin. Yield was ignored in the late 1990s, but in the current market environment, where longer-term equity returns may be single digit in nature, a 3-4% yield, for example, probably will count for more.

In addition, we feel our all-cap approach may also be important in enabling the portfolio to generate positive relative returns. Many larger companies have done well recently, but in our opinion, their valuations (as measured by their P/E ratios) are stretched. Because these are typically very large corporations, in many cases, it will be more difficult to grow in the future. As a result, we believe a number of leading smaller and mid-cap companies may be the source of outperformance in the months and years ahead.

OUTLOOK

We believe the market may pause during the early summer, and consolidate the gains made since March of this year. Recently the ten- and thirty-day advance decline lines for NYSE stocks have become very overbought. However, we believe stocks will move higher by year-end, relative to the highs set in June of this year. We continue to feel that stocks will outperform bonds and real estate in the next five years. This would reverse the relative performance trend of the last 3 years, when real estate and bonds outperformed stocks in both absolute and relative terms.

We believe the portfolio's current sector and common stock emphasis is appropriate for the improving U.S. and world economies we expect will characterize the remainder of the year.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.
----------------------------
(i) The Wilshire 5000 Total Market Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization. Please note that an investor cannot invest directly in an index.
(ii) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(iii) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(iv) The price-to-earnings (P/E) ratio is a stock's price divided by its earnings per share.

28    See accompanying index descriptions on page 36.

                 ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2003, the Portfolio's Class I, Class S and Class ADV shares returned 14.44%, 14.29% and 14.24%, respectively, compared to the S&P 500 Index, which returned 11.76%.

MARKET ENVIRONMENT

After a disappointing first quarter, the U.S. equity market rallied sharply during the second quarter as U.S. equity investors responded to a number of positive developments. The end of the war in Iraq, a rebound in consumer confidence and improved corporate profits all helped buoy stocks. Accommodative monetary and fiscal policy also contributed to the market's advance. On the monetary front, the Federal Reserve lowered the fed funds rate(i) another quarter of a percent to 1.0%, a 45-year low; the 10-year U.S. Treasury's yield also fell to a 45-year low during the period. On the fiscal front, Congress passed a $350 billion tax reduction package that included rate reductions on capital gains and dividends.

All sectors of the S&P 500 Index(ii) had positive returns during the first half of 2003; top-performing sectors included technology, utilities, consumer discretionary and financials. The technology sector of the S&P 500 gained more than 17%, accounting for almost one quarter of the S&P 500's return. Utilities, which typically offer above-average dividend yields, benefited from the aforementioned tax reduction package that lowered the dividend tax rate to 15%. The financials sector responded to favorable mortgage origination trends, improved credit quality and strengthening capital markets.

INVESTMENT PERFORMANCE

An overweight position in technology and an underweight position in industrials and energy contributed positively to the portfolio's performance; however, this benefit was offset by an overweight position in the consumer staples sector, which held back performance. Stock selection was strongest in the consumer discretionary and financials sectors and weakest in the utilities sector.

Top contributors to performance included Lucent Technologies, AT&T Wireless, Home Depot, McDonald's and Sun Microsystems. With the exception of McDonald's, we reduced the portfolio' position in each of these stocks to take into account their strong stock price performance and increased valuations. Stocks that detracted from performance came from a number of different sectors and included Tenet Healthcare, HCA, Schering-Plough, Safeway and AT&T. With the exception of Tenet Healthcare, we added to each of these positions on weakness. We reduced the portfolio's holdings in Tenet as a result of their disappointing earnings pre-announcement.

OUTLOOK

We maintain a constructive outlook on the U.S. equity market, but we have been reducing selected positions as a result of increased valuations. We are still comfortable with our "barbell" approach to managing the portfolio: On one hand, the portfolio is overweight defensive stocks, like consumer staples, that should help cushion performance if the market pulls back. On the other hand, the portfolio has been overweight versus its large-cap value peer group in some higher-beta(iii) sectors, like technology and healthcare. Technology, in particular, has performed quite well, and we have been reducing the portfolio's overweight position and redeploying some of the proceeds back into consumer staples, which have lagged during this rebound and still offer what we feel are favorable valuations.

                           See accompanying index descriptions on page 36.    29

                 ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

With respect to the economy, we expect moderate economic growth in the second half of this year, driven by continued growth in consumer spending and an increase in business spending. We believe the major U.S. equity indices can sustain further gains from here, but in order to do so, we need to see further signs of economic growth and corporate profit growth.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.
----------------------------
(i) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(ii) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(iii) Beta measures the sensitivity of the fund to the movements of its benchmark.

30    See accompanying index descriptions on page 36.

                   ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE AND INVESTMENT REVIEW

For the six-month period, the Portfolio's Class I, Class S and Class ADV shares returned 14.30%, 14.14% and 14.00%, respectively, compared to the broader S&P 500 which returned 11.76%, the style-specific Russell 1000 Growth Index which returned 12.45%.

MARKET ENVIRONMENT

U.S. stocks posted their strongest quarterly advance since the last three months of 1998 as the S&P 500 Index gained 15% in the second quarter. The conclusion of the latest Iraq campaign -- with the fall of Saddam Hussein -- helped ignite an impressively broad rally in financial assets that was nonetheless led by the riskiest securities across all asset classes. Despite the improvement in consumer and investor confidence following the war, and in spite of the substantial fiscal and monetary stimulus predating the latest tax and rate cuts, the U.S. economy showed no signs of a self-sustaining recovery. First-quarter corporate profits came in better than expected but were driven primarily by cost cuts and productivity gains. Overcapacity in many industries continued to hamper hiring and business investment, though the latter has improved modestly. The Federal Reserve, declaring victory over inflation, voiced concern about deflation and resolved to combat the threat with both conventional and unconventional means. Still, the Fed's quarter-point rate cut on June 25 -- its 13th move since January 2001 -- disappointed some who had anticipated a half-point reduction.

The consumer discretionary sector provided the greatest relative strength as media and specialty retailers generated solid performance. Throughout the year we have added to media names because we expected these stocks to perform well when advertising spending improved in the post-war environment. This decision was rewarded in the second quarter and overweight positions in Univision Communications and Liberty Media were top contributors to relative results. EchoStar Communications and Comcast also benefited relative results as the stocks posted 55% and 28% gains for the six-month period. Retailers Home Depot and Best Buy generated strong relative results as both companies are highly correlated to an improving economy and we are hopeful that the President's new tax cut will further benefit consumer spending in the second half.

Strong stock selection and an underweight position in the industrials and business services sector benefited the portfolio's relative results. Apollo Group has been a strong first-half performer gaining more than 40% as the company continues to beat estimates despite slowdown in enrollment. Cendant also posted strong gains, benefiting absolute and relative results. The company continued to generate good cash flow and we expect it to perform better as the economy recovers and consumers increase spending on travel-related items, like rental cars and hotels. After suffering through a brutal 2002, amid accounting scandals and the improprieties of its ex-CEO, Tyco International continued its rebound. The shares rallied nearly 48% during the second quarter as investors rewarded the new CEO's more conservative posture, improved balance sheet, and earnings transparency.

All of the segments within the health care sector advanced, led by biotechnology holdings. Overweight positions in Amgen and MedImmune, which posted solid gains of more than 30% for the past six months and the inclusion of Gilead Sciences contributed to relative results. Among our largest holdings, service providers UnitedHealth Group and Wellpoint Health Networks were solid contributors. HCA was the portfolio's largest detractor as the stock lost over 20%. The company fell sharply at the beginning of the period after reporting lower earnings and we subsequently reduced our position.

                           See accompanying index descriptions on page 36.    31

                   ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

Financials were the largest detractor to relative results despite improved performance in the second quarter. Citigroup was the best contributor to absolute and relative results. The company is benefiting from cost controls made during the downturn as well as resurgence of the equity markets. However, Freddie Mac was among the worst contributors to absolute and relative results. Freddie Mac came under pressure during the first quarter when it announced that it would have to restate earnings. In the second quarter, it announced that it would replace its entire management team and the stock tumbled again. We have significantly reduced our holdings, but remain overweight versus the index because we believe the company is fundamentally sound and its business remains viable.

OUTLOOK

The market's recent improvement is what is generally expected in an early phase of an economic recovery. Deeply troubled companies move off the critical list as the capital markets open and business stabilizes. Fast-growth companies regain luster and investors try to feel comfortable taking on additional risk to recover loses. We believe this first phase is nearing a completion; in fact, it may have gone too far. In general, this stage tends to work against our style of investing and we are encouraged by our reasonable first-half performance.

Once the economy improves and moves into the modest growth phase investors will likely focus on companies with sustainable earnings. This tends to be the phase where our investing style excels and we benefit from the strength of our fundamental research to find the stocks that will be enduring winners. We continued to add to companies that fit into our "growth at a reasonable price" investment philosophy because we believe that these stocks offer strong free cash flow, reasonable valuations, and the potential for long-term gains. Despite the market's great strides this year, we continue to expect modest returns for the next several years. In this environment, enduring growth companies will be a rare commodity and rewarding investments. We will continue to work diligently on your behalf to find these companies.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

32    See accompanying index descriptions on page 36.

                  ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

Q. HOW DID THE PORTFOLIO PERFORM OVER THE SIX MONTHS ENDED JUNE 30, 2003?

A. Following a prolonged market decline, the equity markets rallied, resulting in an 11.76% gain for the S&P 500 Index over the six months ended June 30, 2003. Over the same period, the Portfolio's Class I, Class S and Class ADV shares returned 11.19%, 11.06% and 10.96%, respectively. Throughout the period, the Tactical Allocation Model dictated a 100% allocation to equities.

MARKET ENVIRONMENT

Q. HOW DID THE EQUITY MARKETS PERFORM DURING THE REPORTING PERIOD?

A. It was really a tale of two markets. During the first quarter of 2003, the S&P 500 Index fell 3.15%. Economic and geopolitical uncertainties weighed heavily on the market, so investors shunned stocks in favor of the relative security offered by bonds. Conversely, during the second half of the review period, the equity markets rallied sharply. The end to major fighting in Iraq eliminated one of the larger geopolitical issues affecting the stock market, while investors became increasingly optimistic about the potential for an economic revival and subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank. As a result, equity investors drove the S&P 500 Index to a positive return over the quarter. The market's gains were broad-based, and many of the best performing sectors were the prior years' weakest-performing areas: the utility, information technology, telecommunication services and industrial sectors.

INVESTMENT PERFORMANCE

Q. AGAINST THIS BACKDROP, HOW WAS THE FUND ALLOCATED DURING THE PERIOD?

A. The Fund maintained a 100% allocation to equities throughout the reporting period. During the first half of the review period, this allocation led the Fund to decline along with the overall equity market. However, it was beneficial to Fund performance when stocks rallied in the second half of the period.

Q. WHAT WERE THE FACTORS THAT DROVE A 100% ALLOCATION TO EQUITIES?

A. As always, we adjust the Fund's exposure to stocks based on indications generated by our proprietary Tactical Allocation Model. This Model measures the attractiveness of stocks by calculating the Equity Risk Premium (ERP), an unemotional, quantitative tool, to determine whether investors are being adequately compensated for the risk of owning stocks.

To calculate the ERP, the Model evaluates current equity prices and future earnings and dividend growth for the stock market versus the performance of a one-year Constant Maturity Treasury (the riskless return over a one-year holding period). Historically, an ERP over 5% has indicated an environment in which stock prices have tended to rise. An ERP greater than 5.5% dictates a 100% allocation to equities. Throughout the period, the ERP remained above 10% -- a high level that, according to the Model, indicates a significantly oversold stock market.

                           See accompanying index descriptions on page 36.    33

                  ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO
                  JUNE 30, 2003 SUB-ADVISER COMMENTARY, CONT'D
   --------------------------------------------------------------------------

OUTLOOK

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE PORTFOLIO?

A. As of July 1, 2003, the Model's Equity Risk Premium (ERP) was 10.02%, and the strategy continued to be fully invested in the equity market. The current ERP reading suggests that the market continues to be significantly oversold and presents a compelling buying opportunity for long-term investors. Past precedent would lead us to believe this is the case as well. The behavior of the economy has historically been the basic determinant of stock market performance.

Past market behavior following significant declines provides additional support for higher equity prices over the near term. The market has generally recovered vigorously following plunges -- and, oftentimes, the greater or more prolonged decline results in a more pronounced "snap-back." The domination of fear over investor psychology in 2002 clearly produced a plunge (the S&P 500 index declined 22% over the 12 months ended December 31, 2002). Consequently, we believe that as investor psychology continues to improve, a reversal of this emotion-driven sell off could well produce higher equity prices. (Of course, past market behavior does not guarantee a similar recovery or performance in the future.)

The wrinkle in this positive scenario comes from, of course, the possibility that the US economy could fall back into a recession. While this seems unlikely give the causes of past "double-dips," such a negative scenario cannot be ruled out entirely. In fact, Federal Reserve Chairman Alan Greenspan clearly cited deflation as a concern following the last Federal Open Market Committe meeting. However, barring this possibility, the Fed's forecast of growth with modest inflation -- which is also reflective of many economists' opinions -- should provide a positive backdrop for the US equity market.

Q. DO YOU ANTICIPATE THAT THE FUND'S ASSET ALLOCATION WILL CHANGE OVER THE NEXT FEW MONTHS?

A. As always, we'll continue to proactively monitor the factors that drive the stock market. If the Model indicates that adjustments to the Fund's asset allocation strategy are appropriate, those changes will be instituted. Based on today's market environment, both stock prices and interest rates would have to rise dramatically from their current levels in order for the Model to indicate an allocation shift to bonds. We would generally expect to see this combination of events occur during a more pronounced economic recovery.

AS WITH ANY INVESTMENT DISCIPLINE, THERE CAN BE NO GUARANTEE THAT THE MODEL WILL ACCURATELY ANTICIPATE SIGNIFICANT SHIFTS IN THE MARKETS AND CORRECTLY DETERMINE THE RIGHT TIME TO INVEST IN STOCKS, BONDS OR CASH.

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE PORTFOLIO PERFORMED DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2003, AND REFLECTS OUR VIEWS AT THE TIME OF ITS WRITING. OF COURSE, THESE VIEWS MAY CHANGE IN RESPONSE TO CHANGING CIRCUMSTANCES, AND THEY DO NOT GUARANTEE THE FUTURE PERFORMANCE OF THE MARKETS OR THE PORTFOLIO. WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. THE PROSPECTUS FOR THE FUND CONTAINS MORE COMPLETE INFORMATION REGARDING RISKS, CHARGES AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

34    See accompanying index descriptions on page 36.

                       ING VAN KAMPEN COMSTOCK PORTFOLIO
                      JUNE 30, 2003 SUB-ADVISER COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

The ING Van Kampen Comstock Portfolio's Class I, Class S and Class ADV shares returned 12.57%, 12.59% and 12.38%, respectively, versus the S&P 500/Barra Value, which returned 12.28% for the six months ended June 30, 2003.

MARKET ENVIRONMENT

Markets began to strengthen once the U.S.-led combat in Iraq was imminent. During the second quarter, the end of major combat in Iraq preceded a renewal of consumer confidence and a refocusing on economic data. Equity markets rallied in response to the lessening global tensions and improved corporate earnings.

INVESTMENT PERFORMANCE

Energy, an overweight position relative to the benchmark positively contribution to performance. The consumer discretionary sector was underweight relative to the benchmark, however, stock selection positively contributed to performance. Healthcare, one the largest sectors and an overweight relative to the benchmark, benefited performance. The portfolio's overweight position in materials relative to the benchmark positively benefited performance.

The portfolio's largest sector, financials, was underweight relative to the benchmark and the position detracted from performance. The portfolio's overweight consumer staples position relative to the benchmark negatively affected performance from a sector weighting position. The overweight in telecommunication services relative to the benchmark negatively impacted performance from a stock selection and sector weighting position.

OUTLOOK

In our opinion, the economic recovery may be underway. An accommodative Federal Reserve, more rational stock valuations, and an increase in business activity spurred by consumer demand could drive continued strong market performance into the second half of 2003.

THE OPINIONS ARE THOSE OF THE FUND'S PORTFOLIO MANAGERS AS OF JUNE 30, 2003, AND ARE SUBJECT TO CHANGE AT ANY TIME DUE TO MARKET OR ECONOMIC CONDITIONS. PORTFOLIO HOLDINGS AND SECTORS ARE SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES IN THE INDUSTRIES SHOWN ABOVE. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                           See accompanying index descriptions on page 36.    35

                               INDEX DESCRIPTIONS
   --------------------------------------------------------------------------

The LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX is a widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.
The LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.
The MSCI ALL COUNTRY WORLD FREE INDEX is an unmanaged index of developed- and emerging-market equities in nations throughout the world.
The MSCI EAFE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The RUSSELL 2000 INDEX consists of the smallest 2,000 companies in the Russell 3000 Index.
The RUSSELL 3000 GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher book-to-price ratios and higher forecasted growth values.
The RUSSELL MIDCAP GROWTH INDEX consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.
The RUSSELL MIDCAP VALUE INDEX measures the performance of Russell Midcap companies with lower price-to book ratios and lower forecasted growth values. The S&P 500 INDEX is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P Index.
The S&P 500 BARRA VALUE INDEX is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios.
The S&P MIDCAP 400 INDEX is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.
The S&P SMALLCAP 600/BARRA VALUE INDEX is an capitalization-weighted index of all the stocks in the S&P 600 Index that have low price-to-book ratios.
The WILSHIRE 5000 TOTAL MARKET INDEX is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class I
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
       ING Alger Aggressive           Ended June 30, 2003         Year Ended           of operations)
         Growth Portfolio                 (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------
Net asset value, beginning of
  period ..........................         $  5.11                $  7.29                 $ 7.23
                                            -------                -------                 ------
Income from investment operations:
  Net investment loss .............           (0.01)                 (0.01)                 (0.00)*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            1.12                  (2.17)                  0.06
                                            -------                -------                 ------
      Total income (loss) from
        investment operations .....            1.11                  (2.18)                  0.06
                                            -------                -------                 ------
Net asset value, end of period ....         $  6.22                $  5.11                 $ 7.29
                                            =======                =======                 ======
Total return ......................           21.72%(1)             (29.90)%                 0.83%(1)
Net assets, end of period
  (000's) .........................         $ 8,825                $ 2,644                 $   10
Ratio of total expenses to average
  net assets ......................            1.05%(2)               1.05%                  1.05%(2)
Ratio of net investment loss to
  average net assets ..............           (0.69)%(2)             (0.68)%                (0.82)%(2)
Portfolio turnover rate ...........          108.33%(1)             327.74%                 58.25%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    37

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class S
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
       ING Alger Aggressive           Ended June 30, 2003         Year Ended           of operations)
         Growth Portfolio                 (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................         $  5.09                $  7.29                 $ 7.23
                                            -------                -------                 ------
Income from investment operations:
  Net investment loss .............           (0.01)                 (0.02)                 (0.00)*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            1.11                  (2.18)                  0.06
                                            -------                -------                 ------
      Total income (loss) from
        investment operations .....            1.10                  (2.20)                  0.06
                                            -------                -------                 ------
Net asset value, end of period ....         $  6.19                $  5.09                 $ 7.29
                                            =======                =======                 ======
Total return ......................           21.61%(1)             (30.18)%                 0.83%(1)
Net assets, end of period
  (000's) .........................         $17,521                $ 1,110                 $   10
Ratio of total expenses to average
  net assets ......................            1.30%(2)               1.30%                  1.30%(2)
Ratio of net investment loss to
  average net assets ..............           (0.90)%(2)             (0.90)%                (0.99)%(2)
Portfolio turnover rate ...........          108.33%(1)             327.74%                 58.25%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $(0.01).

38    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                   Class ADV
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
       ING Alger Aggressive           Ended June 30, 2003         Year Ended           of operations)
         Growth Portfolio                 (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................         $  5.08                $  7.29                 $  7.23
                                            -------                -------                 -------
Income from investment operations:
  Net investment loss .............           (0.03)                 (0.07)                  (0.01)
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            1.12                  (2.14)                   0.07
                                            -------                -------                 -------
      Total income (loss) from
        investment operations .....            1.09                  (2.21)                   0.06
                                            -------                -------                 -------
Net asset value, end of period ....         $  6.17                $  5.08                 $  7.29
                                            =======                =======                 =======
Total return ......................           21.46%(1)             (30.32)%                  0.83%(1)
Net assets, end of period
  (000's) .........................         $88,959                $71,775                 $80,999
Ratio of total expenses to average
  net assets ......................            1.55%(2)               1.55%                   1.53%(2)
Ratio of net investment loss to
  average net assets ..............           (1.20)%(2)             (1.19)%                 (1.28)%
Portfolio turnover rate ...........          108.33%(1)             327.74%                  58.25%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

                                        See Notes to Financial Statements.    39

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                           Class I              Class S             Class ADV
                                     -------------------  -------------------  -------------------
                                         Period from          Period from          Period from
                                         May 1, 2003          May 1, 2003          May 1, 2003
                                        (commencement        (commencement        (commencement
                                       of operations)       of operations)       of operations)
         ING Alger Capital            to June 30, 2003     to June 30, 2003     to June 30, 2003
      Appreciation Portfolio             (unaudited)          (unaudited)          (unaudited)
-----------------------------------  -------------------  -------------------  -------------------
Net asset value, beginning of
  period ..........................        $ 10.00              $ 10.00              $ 10.00
                                           -------              -------              -------
Income from investment operations:
  Net investment loss .............          (0.01)               (0.01)               (0.01)
  Net realized and change in
    unrealized gain on investments,
    foreign currency and forward
    foreign currency exchange
    contracts .....................           0.84                 0.83                 0.83
                                           -------              -------              -------
      Total income from investment
        operations ................           0.83                 0.82                 0.82
                                           -------              -------              -------
Net asset value, end of period ....        $ 10.83              $ 10.82              $ 10.82
                                           =======              =======              =======
Total return(1) ...................           8.30%                8.20%                8.20%
Net assets, end of period
  (000's) .........................        $     1              $     1              $39,731
Ratio of total expenses to average
  net assets(2) ...................           0.90%                1.15%                1.40%
Ratio of net investment loss to
  average net assets(2) ...........          (0.19)%              (0.39)%              (0.58)%
Portfolio turnover rate(1) ........          16.36%               16.36%               16.36%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

40    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class I
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
             ING Alger                Ended June 30, 2003         Year Ended           of operations)
         Growth Portfolio                 (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------
Net asset value, beginning of
  period ..........................          $ 6.62                $  9.85                 $  9.92
                                             ------                -------                 -------
Income from investment operations:
  Net investment income (loss) ....           (0.00)+                (0.00)+                  0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            1.08                  (3.23)                  (0.07)
                                             ------                -------                 -------
      Total income (loss) from
        investment operations .....            1.08                  (3.23)                  (0.07)
                                             ------                -------                 -------
Net asset value, end of period ....          $ 7.70                $  6.62                 $  9.85
                                             ======                =======                 =======
Total return ......................           16.31%(1)             (32.79)%                 (0.71)%(1)
Net assets, end of period
  (000's) .........................          $  507                $    82                 $    10
Ratio of total expenses to average
  net assets ......................            1.00%(2)               1.00%                   1.00%(2)
Ratio of net investment income
  (loss) to average net assets ....           (0.22)%(2)             (0.09)%                  0.50%(2)
Portfolio turnover rate ...........           87.09%(1)             245.27%                   6.09%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    41

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class S
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
             ING Alger                Ended June 30, 2003         Year Ended           of operations)
         Growth Portfolio                 (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................          $ 6.60                $  9.85                 $ 9.92
                                             ------                -------                 ------
Income from investment operations:
  Net investment income (loss) ....           (0.01)                 (0.01)                  0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            1.07                  (3.24)                 (0.07)
                                             ------                -------                 ------
      Total income (loss) from
        investment operations .....            1.06                  (3.25)                 (0.07)
                                             ------                -------                 ------
Net asset value, end of period ....          $ 7.66                $  6.60                 $ 9.85
                                             ======                =======                 ======
Total return ......................           16.24%(1)             (33.10)%                (0.71)%(1)
Net assets, end of period
  (000's) .........................          $1,399                $   321                 $   10
Ratio of total expenses to average
  net assets ......................            1.25%(2)               1.25%                  1.25%(2)
Ratio of net investment income
  (loss) to average net assets ....           (0.48)%(2)             (0.31)%                 0.17%(2)
Portfolio turnover rate ...........           87.09%(1)             245.27%                  6.09%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

42    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                   Class ADV
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
             ING Alger                Ended June 30, 2003         Year Ended           of operations)
         Growth Portfolio                 (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................         $  6.58                $  9.85                 $  9.92
                                            -------                -------                 -------
Income from investment operations:
  Net investment loss .............           (0.02)                 (0.05)                  (0.00)+
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            1.08                  (3.22)                  (0.07)
                                            -------                -------                 -------
      Total income (loss) from
        investment operations .....            1.06                  (3.27)                  (0.07)
                                            -------                -------                 -------
Net asset value, end of period ....         $  7.64                $  6.58                 $  9.85
                                            =======                =======                 =======
Total return ......................           16.11%(1)             (33.20)%                 (0.71)%(1)
Net assets, end of period
  (000's) .........................         $47,898                $45,533                 $38,319
Ratio of total expenses to average
  net assets ......................            1.50%(2)               1.50%                   1.48%(2)
Ratio of net investment loss to
  average net assets ..............           (0.68)%(2)             (0.65)%                 (0.06)%(2)
Portfolio turnover rate ...........           87.09%(1)             245.27%                   6.09%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 +    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    43

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                          Class I                                 Class S                     Class ADV
                           --------------------------------------  --------------------------------------  ----------------
                               For the           Period from           For the           Period from           For the
                              Six Months         May 1, 2002          Six Months         May 1, 2002          Six Months
                                Ended           (commencement           Ended           (commencement           Ended
  ING American Century      June 30, 2003     of operations) to     June 30, 2003     of operations) to     June 30, 2003
Small Cap Value Portfolio    (unaudited)      December 31, 2002      (unaudited)      December 31, 2002      (unaudited)
-------------------------  ----------------  --------------------  ----------------  --------------------  ----------------
Net asset value,
  beginning of period ...       $ 8.16             $ 10.00              $ 8.15             $ 10.00              $ 8.13
                                ------             -------              ------             -------              ------
Income from investment
  operations:
  Net investment
    income ..............         0.02                0.01                0.01                0.00*               0.00*
  Net realized and change
    in unrealized
    gain (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........         1.03               (1.84)               1.04               (1.85)               1.03
                                ------             -------              ------             -------              ------
      Total income (loss)
        from
        investment operations ....        1.05         (1.83)             1.05               (1.85)               1.03
                                ------             -------              ------             -------              ------
Less Distributions:
  Net investment
    income ..............           --               (0.01)                 --               (0.00)+                --
                                ------             -------              ------             -------              ------
      Total
        distributions ...           --               (0.01)                 --               (0.00)                 --
                                ------             -------              ------             -------              ------
Net asset value, end of
  period ................       $ 9.21             $  8.16              $ 9.20             $  8.15              $ 9.16
                                ======             =======              ======             =======              ======
Total return(1) .........        13.01%             (18.36)%             12.88%             (18.48)%             12.67%
Net assets, end of period
  (000's) ...............       $2,340             $   669              $9,314             $ 6,324              $1,479
Ratio of net expenses to
  average
  net assets(2) .........         1.36%               1.40%               1.61%               1.65%               1.86%
Ratio of gross expenses
  prior to expense
  reimbursement .........         1.40%                 --                1.65%                 --                1.90%
Ratio of net investment
  income to average net
  assets(2) .............         0.58%               0.48%               0.30%               0.09%               0.06%
Portfolio turnover
  rate(1) ...............        78.42%              70.04%              78.42%              70.04%              78.42%

                                Class ADV
                           --------------------
                               Period from
                               May 1, 2002
                              (commencement
  ING American Century      of operations) to
Small Cap Value Portfolio   December 31, 2002
-------------------------  --------------------
Net asset value,
  beginning of period ...        $ 10.00
                                 -------
Income from investment
  operations:
  Net investment
    income ..............           0.00*
  Net realized and change
    in unrealized
    gain (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (1.86)
                                 -------
      Total income (loss)
        from
        investment operat          (1.86)
                                 -------
Less Distributions:
  Net investment
    income ..............          (0.01)
                                 -------
      Total
        distributions ...          (0.01)
                                 -------
Net asset value, end of
  period ................        $  8.13
                                 =======
Total return(1) .........         (18.62)%
Net assets, end of period
  (000's) ...............        $   815
Ratio of net expenses to
  average
  net assets(2) .........           1.90%
Ratio of gross expenses
  prior to expense
  reimbursement .........             --
Ratio of net investment
  income to average net
  assets(2) .............           0.06%
Portfolio turnover
  rate(1) ...............          70.04%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

44    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                          Class I                                 Class S                     Class ADV
                           --------------------------------------  --------------------------------------  ----------------
                               For the           Period from           For the           Period from           For the
                              Six Months         May 1, 2002          Six Months         May 1, 2002          Six Months
                                Ended           (commencement           Ended           (commencement           Ended
     ING Baron Small        June 30, 2003     of operations) to     June 30, 2003     of operations) to     June 30, 2003
  Cap Growth Portfolio       (unaudited)      December 31, 2002      (unaudited)      December 31, 2002      (unaudited)
-------------------------  ----------------  --------------------  ----------------  --------------------  ----------------

Net asset value,
  beginning of period ...       $ 8.77             $ 10.00             $  8.76             $ 10.00              $ 8.74
                                ------             -------             -------             -------              ------
Income from investment
  operations:
  Net investment loss ...        (0.03)              (0.03)              (0.02)              (0.06)              (0.06)
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........         1.32               (1.20)               1.29               (1.18)               1.32
                                ------             -------             -------             -------              ------
      Total income (loss)
        from investment
        operations ......         1.29               (1.23)               1.27               (1.24)               1.26
                                ------             -------             -------             -------              ------
Net asset value, end of
  period ................       $10.06             $  8.77             $ 10.03             $  8.76              $10.00
                                ======             =======             =======             =======              ======
Total return(1) .........        14.71%             (12.30)%             14.50%             (12.40)%             14.42%
Net assets, end of period
  (000's) ...............       $5,273             $   706             $32,808             $ 7,793              $2,799
Ratio of net expenses to
  average net
  assets(2) .............         1.23%               1.25%               1.48%               1.50%               1.72%
Ratio of gross expenses
  prior to expense
  reimbursement .........         1.25%                 --                1.50%                 --                1.75%
Ratio of net investment
  loss to average net
  assets(2) .............        (1.25)%             (1.01)%             (1.25)%             (1.23)%             (1.50)%
Portfolio turnover
  rate(1) ...............        11.70%              12.42%              11.70%              12.42%              11.70%

                                Class ADV
                           --------------------
                               Period from
                               May 1, 2002
                              (commencement
     ING Baron Small        of operations) to
  Cap Growth Portfolio      December 31, 2002
-------------------------  --------------------
Net asset value,
  beginning of period ...        $ 10.00
                                 -------
Income from investment
  operations:
  Net investment loss ...          (0.02)
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (1.24)
                                 -------
      Total income (loss)
        from investment
        operations ......          (1.26)
                                 -------
Net asset value, end of
  period ................        $  8.74
                                 =======
Total return(1) .........         (12.60)%
Net assets, end of period
  (000's) ...............        $ 2,131
Ratio of net expenses to
  average net
  assets(2) .............           1.75%
Ratio of gross expenses
  prior to expense
  reimbursement .........             --
Ratio of net investment
  loss to average net
  assets(2) .............          (1.56)%
Portfolio turnover
  rate(1) ...............          12.42%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

                                        See Notes to Financial Statements.    45

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class I
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
         ING DSI Enhanced             Ended June 30, 2003         Year Ended           of operations)
          Index Portfolio                 (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------
Net asset value, beginning of
  period ..........................          $ 6.30                $  8.16                 $ 8.23
                                             ------                -------                 ------
Income from investment operations:
  Net investment income ...........            0.03                   0.03                   0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            0.70                  (1.89)                 (0.07)
                                             ------                -------                 ------
      Total income (loss) from
        investment operations .....            0.73                  (1.86)                 (0.07)
                                             ------                -------                 ------
Less Distributions:
  Net investment income ...........              --                  (0.00)+                   --
  Net realized gain on sale of
    investments ...................              --                  (0.00)+                   --
                                             ------                -------                 ------
      Total distributions .........              --                  (0.00)                    --
                                             ------                -------                 ------
Net asset value, end of period ....          $ 7.03                $  6.30                 $ 8.16
                                             ======                =======                 ======
Total return ......................           11.59%(1)             (22.76)%                (0.85)%(1)
Net assets, end of period
  (000's) .........................          $  286                $   199                 $   10
Ratio of total expenses to average
  net assets ......................            0.80%(2)               0.80%                  0.80%(2)
Ratio of net investment income to
  average net assets ..............            1.03%(2)               1.08%                  0.66%(2)
Portfolio turnover rate ...........           17.72%(1)              59.73%                  0.00%(1)#

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).
 #    ROUNDS TO LESS THAN 0.01%.

46    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class S
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
         ING DSI Enhanced             Ended June 30, 2003         Year Ended           of operations)
          Index Portfolio                 (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................         $  6.29                $  8.16                 $  8.23
                                            -------                -------                 -------
Income from investment operations:
  Net investment income ...........            0.02                   0.05                    0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            0.70                  (1.92)                  (0.07)
                                            -------                -------                 -------
      Total income (loss) from
        investment operations .....            0.72                  (1.87)                  (0.07)
                                            -------                -------                 -------
Less Distributions:
  Net investment income ...........              --                  (0.00)+                    --
  Net realized gain on sale of
    investments ...................              --                  (0.00)+                    --
                                            -------                -------                 -------
      Total distributions .........              --                  (0.00)                     --
                                            -------                -------                 -------
Net asset value, end of period ....         $  7.01                $  6.29                 $  8.16
                                            =======                =======                 =======
Total return ......................           11.45%(1)             (22.89)%                 (0.85)%(1)
Net assets, end of period
  (000's) .........................         $34,829                $32,443                 $43,927
Ratio of total expenses to average
  net assets ......................            1.05%(2)               1.05%                   1.05%(2)
Ratio of net investment income to
  average net assets ..............            0.73%(2)               0.57%                   0.44%(2)
Portfolio turnover rate ...........           17.72%(1)              59.73%                   0.00%(1)#

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).
 #    ROUNDS TO LESS THAN 0.01%.

                                        See Notes to Financial Statements.    47

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                   Class ADV
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
         ING DSI Enhanced             Ended June 30, 2003         Year Ended           of operations)
          Index Portfolio                 (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................          $ 6.28                $  8.16                 $ 8.23
                                             ------                -------                 ------
Income from investment operations:
  Net investment income ...........            0.02                   0.00*                  0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            0.69                  (1.88)                 (0.07)
                                             ------                -------                 ------
      Total income (loss) from
        investment operations .....            0.71                  (1.88)                 (0.07)
                                             ------                -------                 ------
Less Distributions:
  Net investment income ...........              --                  (0.00)+                   --
  Net realized gain on sale of
    investments ...................              --                  (0.00)+                   --
                                             ------                -------                 ------
      Total distributions .........              --                  (0.00)                    --
                                             ------                -------                 ------
Net asset value, end of period ....          $ 6.99                $  6.28                 $ 8.16
                                             ======                =======                 ======
Total return ......................           11.31%(1)             (23.03)%                (0.85)%(1)
Net assets, end of period
  (000's) .........................          $2,406                $ 1,036                 $   10
Ratio of total expenses to average
  net assets ......................            1.30%(2)               1.30%                  1.30%(2)
Ratio of net investment income to
  average net assets ..............            0.48%(2)               0.53%                  0.17%(2)
Portfolio turnover rate ...........           17.72%(1)              59.73%                  0.00%(1)#

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).
 #    ROUNDS TO LESS THAN 0.01%.

48    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                        Class I
                                         ---------------------------------------------------------------------
                                                                                             Period from
                                                                                          December 10, 2001
                                           For the Six Months                               (commencement
ING Goldman Sachs-Registered Trademark-   Ended June 30, 2003         Year Ended           of operations)
       Capital Growth Portfolio               (unaudited)         December 31, 2002     to December 31, 2001
---------------------------------------  ----------------------  --------------------  -----------------------
Net asset value, beginning of
  period ............................            $ 8.40                $ 11.15                 $11.24
                                                 ------                -------                 ------
Income from investment operations:
  Net investment income .............              0.01                   0.01                   0.00*
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts .....              0.83                  (2.76)                 (0.09)
                                                 ------                -------                 ------
      Total income (loss) from
        investment operations .......              0.84                  (2.75)                 (0.09)
                                                 ------                -------                 ------
Less Distributions:
  Net investment income .............                --                  (0.00)+                   --
                                                 ------                -------                 ------
      Total distributions ...........                --                  (0.00)                    --
                                                 ------                -------                 ------
Net asset value, end of period ......            $ 9.24                $  8.40                 $11.15
                                                 ======                =======                 ======
Total return ........................             10.00%(1)             (24.65)%                (0.80)%(1)
Net assets, end of period (000's) ...            $  643                $   173                 $   10
Ratio of total expenses to average net
  assets ............................              1.05%(2)               1.05%                  1.05%(2)
Ratio of net investment income to
  average net assets ................              0.30%(2)               0.45%                  0.50%(2)
Portfolio turnover rate .............              5.87%(1)              31.98%                  1.11%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    49

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                        Class S
                                         ---------------------------------------------------------------------
                                                                                             Period from
                                                                                          December 10, 2001
                                           For the Six Months                               (commencement
ING Goldman Sachs-Registered Trademark-   Ended June 30, 2003         Year Ended           of operations)
       Capital Growth Portfolio               (unaudited)         December 31, 2002     to December 31, 2001
---------------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ............................           $  8.38                $ 11.15                $  11.24
                                                -------                -------                --------
Income from investment operations:
  Net investment income (loss) ......              0.00*                 (0.01)                   0.00*
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts .....              0.83                  (2.76)                  (0.09)
                                                -------                -------                --------
      Total income (loss) from
        investment operations .......              0.83                  (2.77)                  (0.09)
                                                -------                -------                --------
Less Distributions:
  Net investment income .............                --                  (0.00)+                    --
                                                -------                -------                --------
      Total distributions ...........                --                  (0.00)                     --
                                                -------                -------                --------
Net asset value, end of period ......           $  9.21                $  8.38                $  11.15
                                                =======                =======                ========
Total return ........................              9.91%(1)             (24.84)%                 (0.80)%(1)
Net assets, end of period (000's) ...           $83,308                $78,023                $103,118
Ratio of total expenses to average net
  assets ............................              1.30%(2)               1.30%                   1.30%(2)
Ratio of net investment income (loss)
  to average net assets .............              0.07%(2)              (0.08)%                  0.07%(2)
Portfolio turnover rate .............              5.87%(1)              31.98%                   1.11%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

50    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                       Class ADV
                                         ---------------------------------------------------------------------
                                                                                             Period from
                                                                                          December 10, 2001
                                           For the Six Months                               (commencement
ING Goldman Sachs-Registered Trademark-   Ended June 30, 2003         Year Ended           of operations)
       Capital Growth Portfolio               (unaudited)         December 31, 2002     to December 31, 2001
---------------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ............................            $ 8.41                $ 11.15                 $11.24
                                                 ------                -------                 ------
Income from investment operations:
  Net investment loss ...............             (0.01)                 (0.00)+                (0.00)+
  Net realized and change in unrealized
    gain (loss) on investments, foreign
    currency and forward foreign
    currency exchange contracts .....              0.82                  (2.74)                 (0.09)
                                                 ------                -------                 ------
      Total income (loss) from
        investment operations .......              0.81                  (2.74)                 (0.09)
                                                 ------                -------                 ------
Less Distributions:
  Net investment income .............                --                  (0.00)+                   --
                                                 ------                -------                 ------
      Total distributions ...........                --                  (0.00)                    --
                                                 ------                -------                 ------
Net asset value, end of period ......            $ 9.22                $  8.41                 $11.15
                                                 ======                =======                 ======
Total return ........................              9.63%(1)             (24.56)%                (0.80)%(1)
Net assets, end of period (000's) ...            $4,661                $ 4,124                 $   10
Ratio of total expenses to average net
  assets ............................              1.55%(2)               1.55%                  1.55%(2)
Ratio of net investment loss to average
  net assets ........................             (0.18)%(2)             (0.09)%                (0.03)%(2)
Portfolio turnover rate .............              5.87%(1)              31.98%                  1.11%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 +    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    51

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                               Class I              Class S             Class ADV
                                         -------------------  -------------------  -------------------
                                             Period from          Period from          Period from
                                             May 1, 2003          May 1, 2003          May 1, 2003
                                            (commencement        (commencement        (commencement
                                           of operations)       of operations)       of operations)
ING Goldman Sachs-Registered Trademark-   to June 30, 2003     to June 30, 2003     to June 30, 2003
         Core Equity Portfolio               (unaudited)          (unaudited)          (unaudited)
---------------------------------------  -------------------  -------------------  -------------------
Net asset value, beginning of
  period ............................          $10.00               $ 10.00              $10.00
                                               ------               -------              ------
Income from investment operations:
  Net investment income .............            0.01                  0.01                0.01
  Net realized and change in unrealized
    gain on investments, foreign
    currency and forward foreign
    currency exchange contracts .....            0.72                  0.72                0.71
                                               ------               -------              ------
      Total income from investment
        operations ..................            0.73                  0.73                0.72
                                               ------               -------              ------
Net asset value, end of period ......          $10.73               $ 10.73              $10.72
                                               ======               =======              ======
Total return(1) .....................            7.30%                 7.30%               7.20%
Net assets, end of period (000's) ...          $    1               $85,348              $    1
Ratio of total expenses to average net
  assets(2) .........................            0.90%                 1.15%               1.40%
Ratio of net investment income to
  average net assets(2) .............            0.57%                 0.67%               0.57%
Portfolio turnover rate(1) ..........           10.39%                10.39%              10.39%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

52    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                   Class I
                           ----------------------------------------------------------------------------------------
                               For the
                              Six Months
                                Ended
  ING JPMorgan Fleming      June 30, 2003            Year Ended               Year Ended            Year Ended
 International Portfolio    (unaudited)(4)    December 31, 2002(3)(4)     December 31, 2001     December 31, 2000
-------------------------  ----------------  --------------------------  --------------------  --------------------
Net asset value,
  beginning of period ...      $   8.16               $  10.03                 $  18.44              $  25.49
                               --------               --------                 --------              --------
Income from investment
  operations:
  Net investment
    income ..............          0.12                   0.06                     0.06                  0.04
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          0.35                  (1.88)                   (4.64)                (4.91)
                               --------               --------                 --------              --------
       Total income
          (loss) from
          investment
          operations ....          0.47                  (1.82)                   (4.58)                (4.87)
                               --------               --------                 --------              --------
Less Distributions:
  Net investment
    income ..............            --                  (0.05)                   (0.05)                (0.11)
  Net realized gain on
    sale of
    investments .........            --                     --                    (3.78)                (2.07)
                               --------               --------                 --------              --------
       Total
        distributions ...            --                  (0.05)                   (3.83)                (2.18)
                               --------               --------                 --------              --------
Net asset value, end of
  period ................      $   8.63               $   8.16                 $  10.03              $  18.44
                               ========               ========                 ========              ========
Total return ............          5.63%(1)             (18.08)%                 (26.93)%              (19.59)%
Net assets, end of period
  (000's) ...............      $281,207               $282,054                 $369,992              $557,941
Ratio of total expenses
  to average net
  assets ................          1.00%(2)               1.00%                    1.01%                 1.00%
Ratio of net investment
  income to average net
  assets ................          3.08%(2)               0.65%                    0.44%                 0.22%
Portfolio turnover
  rate ..................         15.32%(1)             173.74%                   96.70%                76.54%

                                            Class I
                           ------------------------------------------

  ING JPMorgan Fleming          Year Ended            Year Ended
 International Portfolio    December 31, 1999     December 31, 1998
-------------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  16.76              $  14.10
                                 --------              --------
Income from investment
  operations:
  Net investment
    income ..............            0.12                  0.13
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........            9.44                  2.56
                                 --------              --------
       Total income
          (loss) from
          investment
          operations ....            9.56                  2.69
                                 --------              --------
Less Distributions:
  Net investment
    income ..............           (0.02)                (0.03)
  Net realized gain on
    sale of
    investments .........           (0.81)                   --
                                 --------              --------
       Total
        distributions ...           (0.83)                (0.03)
                                 --------              --------
Net asset value, end of
  period ................        $  25.49              $  16.76
                                 ========              ========
Total return ............           58.41%                19.09%
Net assets, end of period
  (000's) ...............        $704,999              $432,651
Ratio of total expenses
  to average net
  assets ................            1.00%                 1.00%
Ratio of net investment
  income to average net
  assets ................            0.70%                 0.83%
Portfolio turnover
  rate ..................           82.03%                68.85%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) PRIOR TO DECEMBER 16, 2002, THE PORTFOLIO WAS MANAGED BY DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LTD. AND DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. AND ITS PREDECESSORS, AND WAS KNOWN AS THE ING SCUDDER INTERNATIONAL GROWTH PORTFOLIO.
 (4) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

                                        See Notes to Financial Statements.    53

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                        Class S                                   Class ADV
                           ------------------------------------------------------------------  ----------------
                               For the                                       Period from           For the
                              Six Months                                  December 10, 2001       Six Months
                                Ended                                       (commencement           Ended
  ING JPMorgan Fleming      June 30, 2003            Year Ended           of operations) to     June 30, 2003
 International Portfolio    (unaudited)(4)    December 31, 2002(3)(4)     December 31, 2001     (unaudited)(4)
-------------------------  ----------------  --------------------------  --------------------  ----------------

Net asset value,
  beginning of period ...       $ 8.15                $ 10.04                   $10.18              $ 8.13
                                ------                -------                   ------              ------
Income from investment
  operations:
  Net investment income
    (loss) ..............         0.17                   0.02                    (0.00)*              0.10
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........         0.30                  (1.86)                   (0.14)               0.35
                                ------                -------                   ------              ------
       Total income
          (loss) from
          investment
          operations ....         0.47                  (1.84)                   (0.14)               0.45
                                ------                -------                   ------              ------
Less Distributions:
  Net investment
    income ..............           --                  (0.05)                      --                  --
                                ------                -------                   ------              ------
       Total
        distributions ...           --                  (0.05)                      --                  --
                                ------                -------                   ------              ------
Net asset value, end of
  period ................       $ 8.62                $  8.15                   $10.04              $ 8.58
                                ======                =======                   ======              ======
Total return ............         5.77%(1)             (18.29)%                  (1.38)%(1)           5.54%(1)
Net assets, end of period
  (000's) ...............       $  140                $    18                   $   10              $  533
Ratio of total expenses
  to average net
  assets ................         1.25%(2)               1.25%                    1.25%(2)            1.50%(2)
Ratio of net investment
  income (loss) to
  average net assets ....         4.26%(2)               0.24%                   (0.34)%(2)           2.64%(2)
Portfolio turnover
  rate ..................        15.32%(1)             173.74%                   96.70%              15.32%(1)

                                              Class ADV
                           ------------------------------------------------
                                                           Period from
                                                        December 10, 2001
                                                          (commencement
  ING JPMorgan Fleming             Year Ended           of operations) to
 International Portfolio    December 31, 2002(3)(4)     December 31, 2001
-------------------------  --------------------------  --------------------
Net asset value,
  beginning of period ...           $ 10.03                   $10.18
                                    -------                   ------
Income from investment
  operations:
  Net investment income
    (loss) ..............             (0.04)                   (0.00)*
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........             (1.81)                   (0.15)
                                    -------                   ------
       Total income
          (loss) from
          investment
          operations ....             (1.85)                   (0.15)
                                    -------                   ------
Less Distributions:
  Net investment
    income ..............             (0.05)                      --
                                    -------                   ------
       Total
        distributions ...             (0.05)                      --
                                    -------                   ------
Net asset value, end of
  period ................           $  8.13                   $10.03
                                    =======                   ======
Total return ............            (18.48)%                  (1.47)%(1)
Net assets, end of period
  (000's) ...............           $   485                   $   10
Ratio of total expenses
  to average net
  assets ................              1.50%                    1.50%(2)
Ratio of net investment
  income (loss) to
  average net assets ....             (0.45)%                  (0.67)%(2)
Portfolio turnover
  rate ..................            173.74%                   96.70%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) PRIOR TO DECEMBER 16, 2002, THE PORTFOLIO WAS MANAGED BY DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LTD. AND DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. AND ITS PREDECESSORS, AND WAS KNOWN AS THE ING SCUDDER INTERNATIONAL GROWTH PORTFOLIO.
 (4) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.
 *    ROUNDS TO LESS THAN $(0.01).

54    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                          Class I                                 Class S                     Class ADV
                           --------------------------------------  --------------------------------------  ----------------
                               For the           Period from           For the           Period from           For the
                              Six Months         May 1, 2002          Six Months         May 1, 2002          Six Months
                                Ended           (commencement           Ended           (commencement           Ended
      ING JPMorgan          June 30, 2003     of operations) to     June 30, 2003     of operations) to     June 30, 2003
 Mid Cap Value Portfolio     (unaudited)      December 31, 2002      (unaudited)      December 31, 2002      (unaudited)
-------------------------  ----------------  --------------------  ----------------  --------------------  ----------------
Net asset value,
  beginning of period ...       $ 9.24              $10.00              $ 9.23              $10.00              $ 9.22
                                ------              ------              ------              ------              ------
Income from investment
  operations:
  Net investment
    income ..............         0.03                0.02                0.01                0.02                0.01
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts ..         1.07               (0.75)               1.08               (0.77)               1.06
                                ------              ------              ------              ------              ------
      Total income (loss)
        from investment
        operations ......         1.10               (0.73)               1.09               (0.75)               1.07
                                ------              ------              ------              ------              ------
Less Distributions:
  Net investment
    income ..............           --               (0.03)                 --               (0.02)                 --
                                ------              ------              ------              ------              ------
      Total
        distributions ...           --               (0.03)                 --               (0.02)                 --
                                ------              ------              ------              ------              ------
Net asset value, end of
  period ................       $10.34              $ 9.24              $10.32              $ 9.23              $10.29
                                ======              ======              ======              ======              ======
Total return(1) .........        11.91%              (7.30)%             11.81%              (7.53)%             11.61%
Net assets, end of period
  (000's) ...............       $3,773              $  957              $8,927              $6,027              $  764
Ratio of total expenses
  to average net
  assets(2) .............         1.10%               1.10%               1.35%               1.35%               1.60%
Ratio of net investment
  income to average net
  assets(2) .............         0.58%               0.85%               0.32%               0.35%               0.08%
Portfolio turnover
  rate(1) ...............        26.23%              30.55%              26.23%              30.55%              26.23%

                                Class ADV
                           --------------------
                               Period from
                               May 1, 2002
                              (commencement
      ING JPMorgan          of operations) to
 Mid Cap Value Portfolio    December 31, 2002
-------------------------  --------------------
Net asset value,
  beginning of period ...         $10.00
                                  ------
Income from investment
  operations:
  Net investment
    income ..............           0.01
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts ..          (0.77)
                                  ------
      Total income (loss)
        from investment
        operations ......          (0.76)
                                  ------
Less Distributions:
  Net investment
    income ..............          (0.02)
                                  ------
      Total
        distributions ...          (0.02)
                                  ------
Net asset value, end of
  period ................         $ 9.22
                                  ======
Total return(1) .........          (7.64)%
Net assets, end of period
  (000's) ...............         $  331
Ratio of total expenses
  to average net
  assets(2) .............           1.60%
Ratio of net investment
  income to average net
  assets(2) .............           0.26%
Portfolio turnover
  rate(1) ...............          30.55%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

                                        See Notes to Financial Statements.    55

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                  Class I
                           -------------------------------------------------------------------------------------
                               For the
                              Six Months
                                Ended
     ING MFS Capital        June 30, 2003          Year Ended              Year Ended            Year Ended
 Opportunities Portfolio     (unaudited)      December 31, 2002(3)     December 31, 2001     December 31, 2000
-------------------------  ----------------  -----------------------  --------------------  --------------------
Net asset value,
  beginning of period ...      $  18.94             $  27.12                $  44.41              $  54.77
                               --------             --------                --------              --------
Income from investment
  operations:
  Net investment income
    (loss) ..............          0.05                 0.04                   (0.03)                (0.12)
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          2.59                (8.22)                 (10.25)                (2.08)
                               --------             --------                --------              --------
       Total income
          (loss) from
          investment
          operations ....          2.64                (8.18)                 (10.28)                (2.20)
                               --------             --------                --------              --------
Less Distributions:
  Net investment
    income ..............            --                   --                      --                    --
  Net realized gain on
    sale of
    investments .........            --                   --                   (7.01)                (8.16)
                               --------             --------                --------              --------
       Total
        distributions ...            --                   --                   (7.01)                (8.16)
                               --------             --------                --------              --------
Net asset value, end of
  period ................      $  21.58             $  18.94                $  27.12              $  44.41
                               ========             ========                ========              ========
Total return ............         13.94%(1)           (30.16)%                (24.75)%               (5.72)%
Net assets, end of period
  (000's) ...............      $229,609             $212,841                $351,204              $440,433
Ratio of total expenses
  to average net
  assets ................          0.90%(2)             0.90%                   0.90%                 0.90%
Ratio of net investment
  income (loss) to
  average net assets ....          0.47%(2)             0.19%                  (0.09)%               (0.28)%
Portfolio turnover
  rate ..................         29.21%(1)           151.07%                 105.61%               119.72%

                                            Class I
                           ------------------------------------------

     ING MFS Capital            Year Ended            Year Ended
 Opportunities Portfolio    December 31, 1999     December 31, 1998
-------------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  37.86              $  29.91
                                 --------              --------
Income from investment
  operations:
  Net investment income
    (loss) ..............           (0.08)                 0.05
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........           18.22                  7.94
                                 --------              --------
       Total income
          (loss) from
          investment
          operations ....           18.14                  7.99
                                 --------              --------
Less Distributions:
  Net investment
    income ..............           (0.05)                (0.04)
  Net realized gain on
    sale of
    investments .........           (1.18)                   --
                                 --------              --------
       Total
        distributions ...           (1.23)                (0.04)
                                 --------              --------
Net asset value, end of
  period ................        $  54.77              $  37.86
                                 ========              ========
Total return ............           48.79%                26.74%
Net assets, end of period
  (000's) ...............        $323,059              $194,926
Ratio of total expenses
  to average net
  assets ................            0.90%                 0.90%
Ratio of net investment
  income (loss) to
  average net assets ....           (0.20)%                0.17%
Portfolio turnover
  rate ..................          170.59%               141.31%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

56    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                       Class S                                 Class ADV
                           ---------------------------------------------------------------  ----------------
                               For the                                    Period from           For the
                              Six Months                               December 10, 2001       Six Months
                                Ended                                    (commencement           Ended
     ING MFS Capital        June 30, 2003          Year Ended          of operations) to     June 30, 2003
 Opportunities Portfolio     (unaudited)      December 31, 2002(3)     December 31, 2001      (unaudited)
-------------------------  ----------------  -----------------------  --------------------  ----------------

Net asset value,
  beginning of period ...       $18.89               $ 27.11                $ 27.21              $18.84
                                ------               -------                -------              ------
Income from investment
  operations:
  Net investment income
    (loss) ..............        (0.02)                 0.02                  (0.00)*             (0.01)
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........         2.62                 (8.24)                 (0.10)               2.57
                                ------               -------                -------              ------
      Total income (loss)
        from investment
        operations ......         2.60                 (8.22)                 (0.10)               2.56
                                ------               -------                -------              ------
Net asset value, end of
  period ................       $21.49               $ 18.89                $ 27.11              $21.40
                                ======               =======                =======              ======
Total return ............        13.76%(1)            (30.35)%                (0.37)%(1)          13.59%(1)
Net assets, end of period
  (000's) ...............       $  223               $    80                $    10              $   89
Ratio of total expenses
  to average net
  assets ................         1.15%(2)              1.15%                  1.15%(2)            1.40%(2)
Ratio of net investment
  income (loss) to
  average net assets ....        (0.22)%(2)             0.08%                 (0.03)%(2)          (0.14)%(2)
Portfolio turnover
  rate ..................        29.21%(1)            151.07%                105.61%              29.21%(1)

                                             Class ADV
                           ---------------------------------------------
                                                        Period from
                                                     December 10, 2001
                                                       (commencement
     ING MFS Capital             Year Ended          of operations) to
 Opportunities Portfolio    December 31, 2002(3)     December 31, 2001
-------------------------  -----------------------  --------------------
Net asset value,
  beginning of period ...          $ 27.11                $ 27.21
                                   -------                -------
Income from investment
  operations:
  Net investment income
    (loss) ..............            (0.01)                 (0.01)
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........            (8.26)                 (0.09)
                                   -------                -------
      Total income (loss)
        from investment
        operations ......            (8.27)                 (0.10)
                                   -------                -------
Net asset value, end of
  period ................          $ 18.84                $ 27.11
                                   =======                =======
Total return ............           (30.51)%                (0.37)%(1)
Net assets, end of period
  (000's) ...............          $    54                $    10
Ratio of total expenses
  to average net
  assets ................             1.40%                  1.40%(2)
Ratio of net investment
  income (loss) to
  average net assets ....            (0.06)%                (0.33)%(2)
Portfolio turnover
  rate ..................           151.07%                105.61%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.
 *    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    57

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                          Class I                                 Class S                     Class ADV
                           --------------------------------------  --------------------------------------  ----------------
                               For the           Period from           For the           Period from           For the
                              Six Months         May 1, 2002          Six Months         May 1, 2002          Six Months
                                Ended           (commencement           Ended           (commencement           Ended
     ING MFS Global         June 30, 2003     of operations) to     June 30, 2003     of operations) to     June 30, 2003
    Growth Portfolio         (unaudited)      December 31, 2002      (unaudited)      December 31, 2002      (unaudited)
-------------------------  ----------------  --------------------  ----------------  --------------------  ----------------
Net asset value,
  beginning of period ...       $ 8.40             $ 10.00             $  8.39             $ 10.00              $ 8.38
                                ------             -------             -------             -------              ------
Income from investment
  operations:
  Net investment
    income ..............         0.03                0.02                0.04                0.00*               0.03
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........         0.81               (1.62)               0.77               (1.61)               0.77
                                ------             -------             -------             -------              ------
      Total income (loss)
        from investment
        operations ......         0.84               (1.60)               0.81               (1.61)               0.80
                                ------             -------             -------             -------              ------
Net asset value, end of
  period ................       $ 9.24             $  8.40             $  9.20             $  8.39              $ 9.18
                                ======             =======             =======             =======              ======
Total return(1) .........        10.00%             (16.00)%              9.66%             (16.10)%              9.55%
Net assets, end of period
  (000's) ...............       $  350             $    89             $10,264             $ 8,516              $  723
Ratio of total expenses
  to average net
  assets(2) .............         1.20%               1.20%               1.45%               1.45%               1.70%
Ratio of net investment
  income to average net
  assets(2) .............         1.22%               0.33%               1.06%               0.07%               0.80%
Portfolio turnover
  rate(1) ...............        52.36%              87.08%              52.36%              87.08%              52.36%

                                Class ADV
                           --------------------
                               Period from
                               May 1, 2002
                              (commencement
     ING MFS Global         of operations) to
    Growth Portfolio        December 31, 2002
-------------------------  --------------------
Net asset value,
  beginning of period ...        $ 10.00
                                 -------
Income from investment
  operations:
  Net investment
    income ..............          (0.01)
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (1.61)
                                 -------
      Total income (loss)
        from investment
        operations ......          (1.62)
                                 -------
Net asset value, end of
  period ................        $  8.38
                                 =======
Total return(1) .........         (16.20)%
Net assets, end of period
  (000's) ...............        $   665
Ratio of total expenses
  to average net
  assets(2) .............           1.70%
Ratio of net investment
  income to average net
  assets(2) .............          (0.43)%
Portfolio turnover
  rate(1) ...............          87.08%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

58    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                           Class I
                           --------------------------------------------------------------------------------------------------------
                               For the
                              Six Months
                                Ended
         ING MFS            June 30, 2003         Year Ended            Year Ended            Year Ended            Year Ended
Research Equity Portfolio   (unaudited)(3)    December 31, 2002     December 31, 2001     December 31, 2000     December 31, 1999
-------------------------  ----------------  --------------------  --------------------  --------------------  --------------------
Net asset value,
  beginning of period ...      $   6.07            $   8.11              $  13.08              $  14.78              $  11.93
                               --------            --------              --------              --------              --------
Income from investment
  operations:
  Net investment income
    (loss) ..............          0.03                0.03                  0.01                 (0.02)                (0.00)*
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts ..          0.65               (2.06)                (2.58)                (0.53)                 2.88
                               --------            --------              --------              --------              --------
       Total income
          (loss) from
          investment
          operations ....          0.68               (2.03)                (2.57)                (0.55)                 2.88
                               --------            --------              --------              --------              --------
Less Distributions:
  Net investment
    income ..............            --               (0.01)                   --                    --                 (0.03)
  Net realized gain on
    sale of
    investments .........            --                  --                 (2.40)                (1.15)                   --
                               --------            --------              --------              --------              --------
       Total
        distributions ...            --               (0.01)                (2.40)                (1.15)                (0.03)
                               --------            --------              --------              --------              --------
Net asset value, end of
  period ................      $   6.75            $   6.07              $   8.11              $  13.08              $  14.78
                               ========            ========              ========              ========              ========
Total return ............         11.20%(1)          (24.89)%              (20.78)%               (4.48)%               24.03%
Net assets, end of period
  (000's) ...............      $255,700            $245,281              $384,924              $528,582              $553,414
Ratio of total expenses
  to average net
  assets ................          0.85%(2)            0.85%                 0.85%                 0.84%                 0.85%
Ratio of net investment
  income (loss) to
  average net assets ....          0.97%(2)            0.50%                 0.15%                (0.14)%               (0.03)%
Portfolio turnover
  rate ..................         38.79%(1)          105.62%                91.72%                93.38%                86.07%

                                 Class I
                           --------------------

         ING MFS                Year Ended
Research Equity Portfolio   December 31, 1998
-------------------------  --------------------
Net asset value,
  beginning of period ...        $   9.71
                                 --------
Income from investment
  operations:
  Net investment income
    (loss) ..............            0.02
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts ..            2.20
                                 --------
       Total income
          (loss) from
          investment
          operations ....            2.22
                                 --------
Less Distributions:
  Net investment
    income ..............              --
  Net realized gain on
    sale of
    investments .........              --
                                 --------
       Total
        distributions ...              --
                                 --------
Net asset value, end of
  period ................        $  11.93
                                 ========
Total return ............           23.00%
Net assets, end of period
  (000's) ...............        $491,537
Ratio of total expenses
  to average net
  assets ................            0.85%
Ratio of net investment
  income (loss) to
  average net assets ....            0.23%
Portfolio turnover
  rate ..................           97.51%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) PRIOR TO MAY 1, 2003, THE PORTFOLIO WAS KNOWN AS THE ING MFS RESEARCH PORTFOLIO.
 *    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    59

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                     Class S                                           Class ADV
                           ------------------------------------------------------------  --------------------------------------
                               For the                                 Period from           For the
                              Six Months                            December 10, 2001       Six Months
                                Ended                                 (commencement           Ended
         ING MFS            June 30, 2003         Year Ended        of operations) to     June 30, 2003         Year Ended
Research Equity Portfolio   (unaudited)(3)    December 31, 2002     December 31, 2001     (unaudited)(3)    December 31, 2002
-------------------------  ----------------  --------------------  --------------------  ----------------  --------------------

Net asset value,
  beginning of period ...       $ 6.05             $  8.10                $ 8.12              $ 6.04             $  8.10
                                ------             -------                ------              ------             -------
Income from investment
  operations:
  Net investment income
    (loss) ..............        (0.01)               0.01                 (0.00)*              0.01                0.02
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........         0.67               (2.05)                (0.02)               0.65               (2.07)
                                ------             -------                ------              ------             -------
      Total income (loss)
        from investment
        operations ......         0.66               (2.04)                (0.02)               0.66               (2.05)
                                ------             -------                ------              ------             -------
Less Distributions:
  Net investment
    income ..............           --               (0.01)                   --                  --               (0.01)
                                ------             -------                ------              ------             -------
      Total
        distributions ...           --               (0.01)                   --                  --               (0.01)
                                ------             -------                ------              ------             -------
Net asset value, end of
  period ................       $ 6.71             $  6.05                $ 8.10              $ 6.70             $  6.04
                                ======             =======                ======              ======             =======
Total return ............        10.91%(1)          (25.15)%               (0.25)%(1)          10.93%(1)          (25.29)%
Net assets, end of period
  (000's) ...............       $1,302             $     8                $   10              $   45             $    39
Ratio of total expenses
  to average net
  assets ................         1.10%(2)            1.09%                 1.09%(2)            1.35%(2)            1.34%
Ratio of net investment
  income (loss) to
  average net assets ....        (0.53)%(2)           0.26%                (0.17)%(2)           0.44%(2)            0.29%
Portfolio turnover
  rate ..................        38.79%(1)          105.62%                91.72%              38.79%(1)          105.62%

                                Class ADV
                           --------------------
                               Period from
                            December 10, 2001
                              (commencement
         ING MFS            of operations) to
Research Equity Portfolio   December 31, 2001
-------------------------  --------------------
Net asset value,
  beginning of period ...         $ 8.12
                                  ------
Income from investment
  operations:
  Net investment income
    (loss) ..............          (0.00)*
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (0.02)
                                  ------
      Total income (loss)
        from investment
        operations ......          (0.02)
                                  ------
Less Distributions:
  Net investment
    income ..............             --
                                  ------
      Total
        distributions ...             --
                                  ------
Net asset value, end of
  period ................         $ 8.10
                                  ======
Total return ............          (0.25)%(1)
Net assets, end of period
  (000's) ...............         $   10
Ratio of total expenses
  to average net
  assets ................           1.34%(2)
Ratio of net investment
  income (loss) to
  average net assets ....          (0.33)%(2)
Portfolio turnover
  rate ..................          91.72%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) PRIOR TO MAY 1, 2003, THE PORTFOLIO WAS KNOWN AS THE ING MFS RESEARCH PORTFOLIO.
 *    ROUND TO LESS THAN $(0.01).

60    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class I
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
        ING OpCap Balanced            Ended June 30, 2003         Year Ended           of operations)
          Value Portfolio                 (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------
Net asset value, beginning of
  period ..........................          $ 9.66                $ 12.40                 $ 12.55
                                             ------                -------                 -------
Income from investment operations:
  Net investment income ...........            0.09                   0.07                    0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            1.40                  (2.68)                  (0.15)
                                             ------                -------                 -------
      Total income (loss) from
        investment operations .....            1.49                  (2.61)                  (0.15)
                                             ------                -------                 -------
Less Distributions:
  Net investment income ...........              --                  (0.01)                     --
  Net realized gain on sale of
    investments ...................              --                  (0.12)                     --
                                             ------                -------                 -------
      Total distributions .........              --                  (0.13)                     --
                                             ------                -------                 -------
Net asset value, end of period ....          $11.15                $  9.66                 $ 12.40
                                             ======                =======                 =======
Total return ......................           15.43%(1)             (21.06)%                 (1.20)%(1)
Net assets, end of period
  (000's) .........................          $  293                $   196                 $    10
Ratio of total expenses to average
  net assets ......................            1.00%(2)               1.00%                   1.00%(2)
Ratio of net investment income to
  average net assets ..............            1.68%(2)               2.11%                   0.67%(2)
Portfolio turnover rate ...........           55.45%(1)             133.43%                   7.53%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

                                        See Notes to Financial Statements.    61

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class S
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
        ING OpCap Balanced            Ended June 30, 2003         Year Ended           of operations)
          Value Portfolio                 (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................         $   9.64               $  12.40               $  12.55
                                            --------               --------               --------
Income from investment operations:
  Net investment income ...........             0.08                   0.23                   0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............             1.39                  (2.86)                 (0.15)
                                            --------               --------               --------
      Total income (loss) from
        investment operations .....             1.47                  (2.63)                 (0.15)
                                            --------               --------               --------
Less Distributions:
  Net investment income ...........               --                  (0.01)                    --
  Net realized gain on sale of
    investments ...................               --                  (0.12)                    --
                                            --------               --------               --------
      Total distributions .........               --                  (0.13)                    --
                                            --------               --------               --------
Net asset value, end of period ....         $  11.11               $   9.64               $  12.40
                                            ========               ========               ========
Total return ......................            15.25%(1)             (21.23)%                (1.20)%(1)
Net assets, end of period
  (000's) .........................         $114,742               $102,619               $143,306
Ratio of total expenses to average
  net assets ......................             1.25%(2)               1.25%                  1.27%(2)
Ratio of net investment income to
  average net assets ..............             1.37%(2)               1.85%                  0.52%(2)
Portfolio turnover rate ...........            55.45%(1)             133.43%                  7.53%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

62    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                   Class ADV
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
        ING OpCap Balanced            Ended June 30, 2003         Year Ended           of operations)
          Value Portfolio                 (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................          $ 9.61                $ 12.40                 $ 12.55
                                             ------                -------                 -------
Income from investment operations:
  Net investment income ...........            0.05                   0.05                    0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            1.40                  (2.71)                  (0.15)
                                             ------                -------                 -------
      Total income (loss) from
        investment operations .....            1.45                  (2.66)                  (0.15)
                                             ------                -------                 -------
Less Distributions:
  Net investment income ...........              --                  (0.01)                     --
  Net realized gain on sale of
    investments ...................              --                  (0.12)                     --
                                             ------                -------                 -------
      Total distributions .........              --                  (0.13)                     --
                                             ------                -------                 -------
Net asset value, end of period ....          $11.06                $  9.61                 $ 12.40
                                             ======                =======                 =======
Total return ......................           15.09%(1)             (21.46)%                 (1.20)%(1)
Net assets, end of period
  (000's) .........................          $2,212                $ 1,756                 $    10
Ratio of total expenses to average
  net assets ......................            1.50%(2)               1.50%                   1.50%(2)
Ratio of net investment income to
  average net assets ..............            1.11%(2)               1.40%                   0.21%(2)
Portfolio turnover rate ...........           55.45%(1)             133.43%                   7.53%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

                                        See Notes to Financial Statements.    63

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                          Class I                                 Class S                     Class ADV
                           --------------------------------------  --------------------------------------  ----------------
                               For the           Period from           For the           Period from           For the
                              Six Months         May 1, 2002          Six Months         May 1, 2002          Six Months
                                Ended           (commencement           Ended           (commencement           Ended
        ING PIMCO           June 30, 2003     of operations) to     June 30, 2003     of operations) to     June 30, 2003
 Total Return Portfolio     (unaudited)(3)    December 31, 2002     (unaudited)(3)    December 31, 2002     (unaudited)(3)
-------------------------  ----------------  --------------------  ----------------  --------------------  ----------------
Net asset value,
  beginning of period ...      $ 10.55             $ 10.00             $ 10.55             $ 10.00             $ 10.53
                               -------             -------             -------             -------             -------
Income from investment
  operations:
  Net investment
    income ..............         0.09                0.09                0.08                0.14                0.06
  Net realized and change
    in unrealized
    gain on investments,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........         0.33                0.73                0.32                0.67                0.33
                               -------             -------             -------             -------             -------
      Total income from
        investment
        operations ......         0.42                0.82                0.40                0.81                0.39
                               -------             -------             -------             -------             -------
Less Distributions:
  Net investment
    income ..............           --               (0.16)                 --               (0.15)                 --
  Net realized gain on
    sale of
    investments .........           --               (0.11)                 --               (0.11)                 --
                               -------             -------             -------             -------             -------
      Total
        distributions ...           --               (0.27)                 --               (0.26)                 --
                               -------             -------             -------             -------             -------
Net asset value, end of
  period ................      $ 10.97             $ 10.55             $ 10.95             $ 10.55             $ 10.92
                               =======             =======             =======             =======             =======
Total return(1) .........         3.98%               8.21%               3.79%               8.07%               3.70%
Net assets, end of period
  (000's) ...............      $24,862             $ 8,026             $45,356             $25,186             $ 9,814
Ratio of total expenses
  to average
  net assets(2) .........         0.85%               0.85%               1.10%               1.10%               1.35%
Ratio of net investment
  income to average net
  assets(2) .............         1.71%               2.99%               1.49%               2.60%               1.21%
Portfolio turnover
  rate(1) ...............       230.53%             419.33%             230.53%             419.33%             230.53%

                                Class ADV
                           --------------------
                               Period from
                               May 1, 2002
                              (commencement
        ING PIMCO           of operations) to
 Total Return Portfolio     December 31, 2002
-------------------------  --------------------
Net asset value,
  beginning of period ...        $ 10.00
                                 -------
Income from investment
  operations:
  Net investment
    income ..............           0.07
  Net realized and change
    in unrealized
    gain on investments,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........           0.72
                                 -------
      Total income from
        investment
        operations ......           0.79
                                 -------
Less Distributions:
  Net investment
    income ..............          (0.15)
  Net realized gain on
    sale of
    investments .........          (0.11)
                                 -------
      Total
        distributions ...          (0.26)
                                 -------
Net asset value, end of
  period ................        $ 10.53
                                 =======
Total return(1) .........           7.88%
Net assets, end of period
  (000's) ...............        $ 4,880
Ratio of total expenses
  to average
  net assets(2) .........           1.35%
Ratio of net investment
  income to average net
  assets(2) .............           2.40%
Portfolio turnover
  rate(1) ...............         419.33%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

64    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class I
                             -------------------------------------------------------------------------------------
                                 For the
                                Six Months
                                  Ended
   ING Salomon Brothers       June 30, 2003          Year Ended              Year Ended            Year Ended
Aggressive Growth Portfolio    (unaudited)      December 31, 2002(3)     December 31, 2001     December 31, 2000
---------------------------  ----------------  -----------------------  --------------------  --------------------
Net asset value, beginning
  of period ..............       $  26.35             $  40.73                $  58.36             $    82.83
                                 --------             --------                --------             ----------
Income from investment
  operations:
  Net investment loss ....          (0.05)               (0.11)                  (0.22)                 (0.53)
  Net realized and change
    in unrealized gain
    (loss) on investments,
    foreign currency and
    forward foreign
    currency exchange
    contracts ............           5.69               (14.27)                 (14.22)                (23.10)
                                 --------             --------                --------             ----------
       Total income (loss)
          from investment
          operations .....           5.64               (14.38)                 (14.44)                (23.63)
                                 --------             --------                --------             ----------
Less Distributions:
  Net investment income ...            --                   --                      --                     --
  Net realized gain on sale
    of investments .......             --                   --                   (3.19)                 (0.84)
                                 --------             --------                --------             ----------
       Total
          distributions ...            --                   --                   (3.19)                 (0.84)
                                 --------             --------                --------             ----------
Net asset value, end of
  period .................       $  31.99             $  26.35                $  40.73             $    58.36
                                 ========             ========                ========             ==========
Total return .............          21.41%(1)(4)          (35.31)%              (25.21)%               (28.78)%
Net assets, end of period
  (000's) ................       $550,889             $452,465                $805,194             $1,116,966
Ratio of total expenses to
  average net assets .....           0.83%(2)             0.82%                   0.81%                  0.79%
Ratio of net investment
  loss to average net
  assets .................          (0.38)%(2)           (0.31)%                 (0.48)%                (0.68)%
Portfolio turnover rate ...          0.00%(1)           174.11%                 159.72%                 13.28%

                                              Class I
                             ------------------------------------------

   ING Salomon Brothers           Year Ended            Year Ended
Aggressive Growth Portfolio   December 31, 1999     December 31, 1998
---------------------------  --------------------  --------------------
Net asset value, beginning
  of period ..............        $    55.44            $    42.91
                                  ----------            ----------
Income from investment
  operations:
  Net investment loss ....             (0.43)                (0.21)
  Net realized and change
    in unrealized gain
    (loss) on investments,
    foreign currency and
    forward foreign
    currency exchange
    contracts ............             28.46                 12.88
                                  ----------            ----------
       Total income (loss)
          from investment
          operations .....             28.03                 12.67
                                  ----------            ----------
Less Distributions:
  Net investment income ...               --                 (0.11)
  Net realized gain on sale
    of investments .......             (0.64)                (0.03)
                                  ----------            ----------
       Total
          distributions ...            (0.64)                (0.14)
                                  ----------            ----------
Net asset value, end of
  period .................        $    82.83            $    55.44
                                  ==========            ==========
Total return .............             50.88%                29.67%
Net assets, end of period
  (000's) ................        $1,532,002            $1,069,040
Ratio of total expenses to
  average net assets .....              0.80%                 0.81%
Ratio of net investment
  loss to average net
  assets .................             (0.70)%               (0.45)%
Portfolio turnover rate ...             9.97%                 4.64%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) PRIOR TO DECEMBER 16, 2002, THE PORTFOLIO WAS MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AND WAS KNOWN AS THE ING MFS EMERGING EQUITIES PORTFOLIO.
 (4) THE REIMBURSEMENT BY THE SUBADVISER FOR A REALIZED LOSS HAD NO MATERIAL IMPACT ON THE TOTAL RETURN FOR THE PERIOD. SEE NOTE 3.

                                        See Notes to Financial Statements.    65

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                         Class S                                 Class ADV
                             ---------------------------------------------------------------  ----------------
                                 For the                                    Period from           For the
                                Six Months                               December 10, 2001       Six Months
                                  Ended                                    (commencement           Ended
   ING Salomon Brothers       June 30, 2003          Year Ended          of operations) to     June 30, 2003
Aggressive Growth Portfolio    (unaudited)      December 31, 2002(3)     December 31, 2001      (unaudited)
---------------------------  ----------------  -----------------------  --------------------  ----------------

Net asset value, beginning
  of period ..............        $26.28               $ 40.72                $ 41.09              $26.22
                                  ------               -------                -------              ------
Income from investment
  operations:
  Net investment loss ....         (0.05)                (0.18)                 (0.01)              (0.09)
  Net realized and change
    in unrealized gain
    (loss) on investments,
    foreign currency and
    forward foreign
    currency exchange
    contracts ............          5.64                (14.26)                 (0.36)               5.63
                                  ------               -------                -------              ------
       Total income (loss)
          from investment
          operations .....          5.59                (14.44)                 (0.37)               5.54
                                  ------               -------                -------              ------
Net asset value, end of
  period .................        $31.87               $ 26.28                $ 40.72              $31.76
                                  ======               =======                =======              ======
Total return .............         21.27%(1)(4)          (35.46)%               (0.90)%(1)          21.13%(1)(5)
Net assets, end of period
  (000's) ................        $   14               $     7                $    10              $  602
Ratio of total expenses to
  average net assets .....          1.08%(2)              1.07%                  1.04%(2)            1.33%(2)
Ratio of net investment
  loss to average net
  assets .................         (0.63)%(2)            (0.57)%                (0.50)%(2)          (0.63)%(2)
Portfolio turnover rate ...         0.00%(1)            174.11%                159.72%               0.00%(1)

                                               Class ADV
                             ---------------------------------------------
                                                          Period from
                                                       December 10, 2001
                                                         (commencement
   ING Salomon Brothers            Year Ended          of operations) to
Aggressive Growth Portfolio   December 31, 2002(3)     December 31, 2001
---------------------------  -----------------------  --------------------
Net asset value, beginning
  of period ..............           $ 40.71                $ 41.09
                                     -------                -------
Income from investment
  operations:
  Net investment loss ....             (0.25)                 (0.02)
  Net realized and change
    in unrealized gain
    (loss) on investments,
    foreign currency and
    forward foreign
    currency exchange
    contracts ............            (14.24)                 (0.36)
                                     -------                -------
       Total income (loss)
          from investment
          operations .....            (14.49)                 (0.38)
                                     -------                -------
Net asset value, end of
  period .................           $ 26.22                $ 40.71
                                     =======                =======
Total return .............            (35.59)%                 0.92%(1)
Net assets, end of period
  (000's) ................           $   489                $    10
Ratio of total expenses to
  average net assets .....              1.32%                  1.29%(2)
Ratio of net investment
  loss to average net
  assets .................             (0.76)%                (0.66)%(2)
Portfolio turnover rate ...           174.11%                159.72%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) PRIOR TO DECEMBER 16, 2002, THE PORTFOLIO WAS MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AND WAS KNOWN AS THE ING MFS EMERGING EQUITIES PORTFOLIO.
 (4) 0.04% OF THE TOTAL RETURN CONSISTS OF A REIMBURSEMENT BY THE SUBADVISER FOR A REALIZED INVESTMENT LOSS. EXCLUDING THIS ITEM, TOTAL RETURN WOULD HAVE BEEN 21.23%. SEE NOTE 3.
 (5) 0.04% OF THE TOTAL RETURN CONSISTS OF A REIMBURSEMENT BY THE SUBADVISER FOR A REALIZED INVESTMENT LOSS. EXCLUDING THIS ITEM, TOTAL RETURN WOULD HAVE BEEN 21.09%. SEE NOTE 3.

66    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class I
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
       ING Salomon Brothers           Ended June 30, 2003         Year Ended           of operations)
    Fundamental Value Portfolio        (unaudited)(3)(4)      December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------
Net asset value, beginning of
  period ..........................         $ 12.00                $ 16.01                 $15.86
                                            -------                -------                 ------
Income from investment operations:
  Net investment income ...........            0.03                   0.10                   0.01
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            2.15                  (4.01)                  0.14
                                            -------                -------                 ------
      Total income (loss) from
        investment operations .....            2.18                  (3.91)                  0.15
                                            -------                -------                 ------
Less Distributions:
  Net investment income ...........              --                  (0.01)                    --
  Net realized gain on sale of
    investments ...................              --                  (0.09)                    --
                                            -------                -------                 ------
      Total distributions .........              --                  (0.10)                    --
                                            -------                -------                 ------
Net asset value, end of period ....         $ 14.18                $ 12.00                 $16.01
                                            =======                =======                 ======
Total return ......................           18.17%(1)             (24.42)%                 0.95%(1)
Net assets, end of period
  (000's) .........................         $   504                $    62                 $   10
Ratio of total expenses to average
  net assets ......................            1.10%(2)               1.10%                  1.10%(2)
Ratio of net investment income to
  average net assets ..............            0.47%(2)               2.13%                  1.00%(2)
Portfolio turnover rate ...........          114.48%(1)             114.27%                  3.84%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) PRIOR TO MAY 1, 2003, THE PORTFOLIO WAS KNOWN AS THE ING SALOMON BROTHERS CAPITAL PORTFOLIO.
 (4) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

                                        See Notes to Financial Statements.    67

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class S
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
       ING Salomon Brothers           Ended June 30, 2003         Year Ended           of operations)
    Fundamental Value Portfolio        (unaudited)(3)(4)      December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................         $ 11.97                $ 16.01                 $ 15.86
                                            -------                -------                 -------
Income from investment operations:
  Net investment income ...........            0.02                   0.21                    0.01
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            2.13                  (4.15)                   0.14
                                            -------                -------                 -------
      Total income (loss) from
        investment operations .....            2.15                  (3.94)                   0.15
                                            -------                -------                 -------
Less Distributions:
  Net investment income ...........              --                  (0.01)                     --
  Net realized gain on sale of
    investments ...................              --                  (0.09)                     --
                                            -------                -------                 -------
      Total distributions .........              --                  (0.10)                     --
                                            -------                -------                 -------
Net asset value, end of period ....         $ 14.12                $ 11.97                 $ 16.01
                                            =======                =======                 =======
Total return ......................           17.96%(1)             (24.62)%                  0.95%(1)
Net assets, end of period
  (000's) .........................         $41,312                $34,833                 $40,370
Ratio of total expenses to average
  net assets ......................            1.35%(2)               1.35%                   1.35%(2)
Ratio of net investment income to
  average net assets ..............            0.34%(2)               1.48%                   0.87%(2)
Portfolio turnover rate ...........          114.48%(1)             114.27%                   3.84%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) PRIOR TO MAY 1, 2003, THE PORTFOLIO WAS KNOWN AS THE ING SALOMON BROTHERS CAPITAL PORTFOLIO.
 (4) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

68    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                   Class ADV
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
       ING Salomon Brothers           Ended June 30, 2003         Year Ended           of operations)
    Fundamental Value Portfolio        (unaudited)(3)(4)      December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................         $ 11.94                $ 16.01                 $15.86
                                            -------                -------                 ------
Income from investment operations:
  Net investment income (loss) ....           (0.00)+                 0.06                   0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            2.13                  (4.03)                  0.15
                                            -------                -------                 ------
      Total income (loss) from
        investment operations .....            2.13                  (3.97)                  0.15
                                            -------                -------                 ------
Less Distributions:
  Net investment income ...........              --                  (0.01)                    --
  Net realized gain on sale of
    investments ...................              --                  (0.09)                    --
                                            -------                -------                 ------
      Total distributions .........              --                  (0.10)                    --
                                            -------                -------                 ------
Net asset value, end of period ....         $ 14.07                $ 11.94                 $16.01
                                            =======                =======                 ======
Total return ......................           17.84%(1)             (24.79)%                 0.95%(1)
Net assets, end of period
  (000's) .........................         $ 2,584                $   535                 $   10
Ratio of total expenses to average
  net assets ......................            1.60%(2)               1.60%                  1.60%(2)
Ratio of net investment income
  (loss) to average net assets ....           (0.06)%(2)              1.79%                  0.50%(2)
Portfolio turnover rate ...........          114.48%(1)             114.27%                  3.84%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) PRIOR TO MAY 1, 2003, THE PORTFOLIO WAS KNOWN AS THE ING SALOMON BROTHERS CAPITAL PORTFOLIO.
 (4) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN (0.00).

                                        See Notes to Financial Statements.    69

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class I
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
       ING Salomon Brothers           Ended June 30, 2003         Year Ended           of operations)
     Investors Value Portfolio            (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------
Net asset value, beginning of
  period ..........................          $ 9.97                $ 12.90                 $12.92
                                             ------                -------                 ------
Income from investment operations:
  Net investment income ...........            0.04                   0.03                   0.01
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            1.40                  (2.94)                 (0.03)
                                             ------                -------                 ------
      Total income (loss) from
        investment operations .....            1.44                  (2.91)                 (0.02)
                                             ------                -------                 ------
Less Distributions:
  Net investment income ...........              --                  (0.01)                    --
  Net realized gain on sale of
    investments ...................              --                  (0.01)                    --
                                             ------                -------                 ------
      Total distributions .........              --                  (0.02)                    --
                                             ------                -------                 ------
Net asset value, end of period ....          $11.41                $  9.97                 $12.90
                                             ======                =======                 ======
Total return ......................           14.44%(1)             (22.59)%                (0.15)%(1)
Net assets, end of period
  (000's) .........................          $  141                $    35                 $   10
Ratio of total expenses to average
  net assets ......................            1.00%(2)               1.00%                  1.00%(2)
Ratio of net investment income to
  average net assets ..............            1.47%(2)               0.98%                  0.83%(2)
Portfolio turnover rate ...........           20.60%(1)              46.66%                  1.02%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

70    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class S
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
       ING Salomon Brothers           Ended June 30, 2003         Year Ended           of operations)
     Investors Value Portfolio            (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................         $  9.94                $ 12.89                 $ 12.92
                                            -------                -------                 -------
Income from investment operations:
  Net investment income ...........            0.06                   0.07                    0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            1.36                  (3.01)                  (0.03)
                                            -------                -------                 -------
      Total income (loss) from
        investment operations .....            1.42                  (2.94)                  (0.03)
                                            -------                -------                 -------
Less Distributions:
  Net investment income ...........              --                  (0.00)+                    --
  Net realized gain on sale of
    investments ...................              --                  (0.01)                     --
                                            -------                -------                 -------
      Total distributions .........              --                  (0.01)                     --
                                            -------                -------                 -------
Net asset value, end of period ....         $ 11.36                $  9.94                 $ 12.89
                                            =======                =======                 =======
Total return ......................           14.29%(1)             (22.84)%                 (0.23)%(1)
Net assets, end of period
  (000's) .........................         $53,913                $46,345                 $50,415
Ratio of total expenses to average
  net assets ......................            1.25%(2)               1.25%                   1.25%(2)
Ratio of net investment income to
  average net assets ..............            1.17%(2)               0.70%                   0.58%(2)
Portfolio turnover rate ...........           20.60%(1)              46.66%                   1.02%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    71

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                   Class ADV
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
       ING Salomon Brothers           Ended June 30, 2003         Year Ended           of operations)
     Investors Value Portfolio            (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................          $ 9.90                $ 12.89                 $12.92
                                             ------                -------                 ------
Income from investment operations:
  Net investment income ...........            0.05                   0.03                   0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            1.36                  (3.00)                 (0.03)
                                             ------                -------                 ------
      Total income (loss) from
        investment operations .....            1.41                  (2.97)                 (0.03)
                                             ------                -------                 ------
Less Distributions:
  Net investment income ...........              --                  (0.01)                    --
  Net realized gain on sale of
    investments ...................              --                  (0.01)                    --
                                             ------                -------                 ------
      Total distributions .........              --                  (0.02)                    --
                                             ------                -------                 ------
Net asset value, end of period ....          $11.31                $  9.90                 $12.89
                                             ======                =======                 ======
Total return ......................           14.24%(1)             (23.08)%                (0.23)%(1)
Net assets, end of period
  (000's) .........................          $5,949                $ 5,197                 $   10
Ratio of total expenses to average
  net assets ......................            1.50%(2)               1.50%                  1.50%(2)
Ratio of net investment income to
  average net assets ..............            0.91%(2)               0.99%                  0.41%(2)
Portfolio turnover rate ...........           20.60%(1)              46.66%                  1.02%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

72    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                  Class I
                           -------------------------------------------------------------------------------------
                               For the
                              Six Months
                                Ended
    ING T. Rowe Price       June 30, 2003          Year Ended              Year Ended            Year Ended
 Growth Equity Portfolio     (unaudited)      December 31, 2002(3)     December 31, 2001     December 31, 2000
-------------------------  ----------------  -----------------------  --------------------  --------------------
Net asset value,
  beginning of period ...      $  34.69             $  45.32                $  60.44              $  66.00
                               --------             --------                --------              --------
Income from investment
  operations:
  Net investment
    income ..............          0.05                 0.08                    0.09                  0.10
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          4.91               (10.63)                  (6.23)                 0.30
                               --------             --------                --------              --------
       Total income
          (loss) from
          investment
          operations ....          4.96               (10.55)                  (6.14)                 0.40
                               --------             --------                --------              --------
Less Distributions:
  Net investment
    income ..............            --                (0.08)                  (0.07)                (0.18)
  Net realized gain on
    sale of
    investments .........            --                   --                   (8.91)                (5.78)
                               --------             --------                --------              --------
       Total
        distributions ...            --                (0.08)                  (8.98)                (5.96)
                               --------             --------                --------              --------
Net asset value, end of
  period ................      $  39.65             $  34.69                $  45.32              $  60.44
                               ========             ========                ========              ========
Total return ............         14.30%(1)           (23.29)%                (10.21)%               (0.04)%
Net assets, end of period
  (000's) ...............      $527,813             $429,634                $592,879              $687,940
Ratio of total expenses
  to average net
  assets ................          0.75%(2)             0.75%                   0.75%                 0.75%
Ratio of net investment
  income to average net
  assets ................          0.34%(2)             0.21%                   0.20%                 0.15%
Portfolio turnover
  rate ..................         18.17%(1)            49.23%                  64.81%                74.61%

                                            Class I
                           ------------------------------------------

    ING T. Rowe Price           Year Ended            Year Ended
 Growth Equity Portfolio    December 31, 1999     December 31, 1998
-------------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  55.31              $  43.61
                                 --------              --------
Income from investment
  operations:
  Net investment
    income ..............            0.15                  0.30
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........           11.99                 11.66
                                 --------              --------
       Total income
          (loss) from
          investment
          operations ....           12.14                 11.96
                                 --------              --------
Less Distributions:
  Net investment
    income ..............           (0.26)                (0.17)
  Net realized gain on
    sale of
    investments .........           (1.19)                (0.09)
                                 --------              --------
       Total
        distributions ...           (1.45)                (0.26)
                                 --------              --------
Net asset value, end of
  period ................        $  66.00              $  55.31
                                 ========              ========
Total return ............           22.32%                27.60%
Net assets, end of period
  (000's) ...............        $703,454              $521,484
Ratio of total expenses
  to average net
  assets ................            0.75%                 0.75%
Ratio of net investment
  income to average net
  assets ................            0.30%                 0.65%
Portfolio turnover
  rate ..................           53.40%                57.58%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

                                        See Notes to Financial Statements.    73

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                       Class S                                 Class ADV
                           ---------------------------------------------------------------  ----------------
                               For the                                    Period from           For the
                              Six Months                               December 10, 2001       Six Months
                                Ended                                    (commencement           Ended
    ING T. Rowe Price       June 30, 2003          Year Ended          of operations) to     June 30, 2003
 Growth Equity Portfolio     (unaudited)      December 31, 2002(3)     December 31, 2001      (unaudited)
-------------------------  ----------------  -----------------------  --------------------  ----------------

Net asset value,
  beginning of period ...       $34.59               $ 45.31                 $45.44             $ 34.50
                                ------               -------                 ------             -------
Income from investment
  operations:
  Net investment
    income ..............         0.03                  0.03                   0.00*               0.01
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........         4.86                (10.67)                 (0.13)               4.82
                                ------               -------                 ------             -------
       Total income
          (loss) from
          investment
          operations ....         4.89                (10.64)                 (0.13)               4.83
                                ------               -------                 ------             -------
Less Distributions:
  Net investment
    income ..............           --                 (0.08)                    --                  --
                                ------               -------                 ------             -------
       Total
        distributions ...           --                 (0.08)                    --                  --
                                ------               -------                 ------             -------
Net asset value, end of
  period ................       $39.48               $ 34.59                 $45.31             $ 39.33
                                ======               =======                 ======             =======
Total return ............        14.14%(1)            (23.50)%                (0.29)%(1)          14.00%(1)
Net assets, end of period
  (000's) ...............       $3,993               $ 1,530                 $   10             $30,867
Ratio of total expenses
  to average net
  assets ................         1.00%(2)              1.00%                  1.00%(2)            1.25%(2)
Ratio of net investment
  income to average net
  assets ................         0.14%(2)              0.09%                  0.17%(2)           (0.18)%(2)
Portfolio turnover
  rate ..................        18.17%(1)             49.23%                 64.81%              18.17%(1)

                                             Class ADV
                           ---------------------------------------------
                                                        Period from
                                                     December 10, 2001
                                                       (commencement
    ING T. Rowe Price            Year Ended          of operations) to
 Growth Equity Portfolio    December 31, 2002(3)     December 31, 2001
-------------------------  -----------------------  --------------------
Net asset value,
  beginning of period ...          $ 45.30                 $45.44
                                   -------                 ------
Income from investment
  operations:
  Net investment
    income ..............            (0.06)                 (0.00)+
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........           (10.66)                 (0.14)
                                   -------                 ------
       Total income
          (loss) from
          investment
          operations ....           (10.72)                 (0.14)
                                   -------                 ------
Less Distributions:
  Net investment
    income ..............            (0.08)                    --
                                   -------                 ------
       Total
        distributions ...            (0.08)                    --
                                   -------                 ------
Net asset value, end of
  period ................          $ 34.50                 $45.30
                                   =======                 ======
Total return ............           (23.70)%                (0.31)%(1)
Net assets, end of period
  (000's) ...............          $13,601                 $   10
Ratio of total expenses
  to average net
  assets ................             1.25%                  1.25%(2)
Ratio of net investment
  income to average net
  assets ................            (0.18)%                (0.00)%(2)#
Portfolio turnover
  rate ..................            49.23%                 64.81%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).
 #    ROUNDS TO LESS THAN (0.01)%.

74    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class I
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
         ING UBS Tactical             Ended June 30, 2003         Year Ended           of operations)
    Asset Allocation Portfolio            (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------
Net asset value, beginning of
  period ..........................          $23.94                $ 31.14                 $31.41
                                             ------                -------                 ------
Income from investment operations:
  Net investment income ...........            0.06                   0.07                   0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            2.62                  (7.22)                 (0.27)
                                             ------                -------                 ------
      Total income (loss) from
        investment operations .....            2.68                  (7.15)                 (0.27)
                                             ------                -------                 ------
Less Distributions:
  Net investment income ...........              --                  (0.00)+                   --
  Net realized gain on sale of
    investments ...................              --                  (0.05)                    --
                                             ------                -------                 ------
      Total distributions .........              --                  (0.05)                    --
                                             ------                -------                 ------
Net asset value, end of period ....          $26.62                $ 23.94                 $31.14
                                             ======                =======                 ======
Total return ......................           11.19%(1)             (22.92)%                (0.86)%(1)
Net assets, end of period
  (000's) .........................          $1,901                $ 1,378                 $   10
Ratio of total expenses to average
  net assets ......................            1.10%(2)               1.10%                  1.10%(2)
Ratio of net investment income to
  average net assets ..............            0.71%(2)               0.73%                  0.17%(2)
Portfolio turnover rate ...........           12.65%(1)              14.92%                  4.82%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    75

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    Class S
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
         ING UBS Tactical             Ended June 30, 2003         Year Ended           of operations)
    Asset Allocation Portfolio            (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................         $ 23.88                $ 31.14                 $ 31.41
                                            -------                -------                 -------
Income from investment operations:
  Net investment income ...........            0.06                   0.07                    0.00*
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            2.58                  (7.28)                  (0.27)
                                            -------                -------                 -------
      Total income (loss) from
        investment operations .....            2.64                  (7.21)                  (0.27)
                                            -------                -------                 -------
Less Distributions:
  Net investment income ...........              --                  (0.00)+                    --
  Net realized gain on sale of
    investments ...................              --                  (0.05)                     --
                                            -------                -------                 -------
      Total distributions .........              --                  (0.05)                     --
                                            -------                -------                 -------
Net asset value, end of period ....         $ 26.52                $ 23.88                 $ 31.14
                                            =======                =======                 =======
Total return ......................           11.06%(1)             (23.13)%                 (0.86)%(1)
Net assets, end of period
  (000's) .........................         $15,430                $13,685                 $13,660
Ratio of total expenses to average
  net assets ......................            1.35%(2)               1.35%                   1.34%(2)
Ratio of net investment income to
  average net assets ..............            0.46%(2)               0.27%                   0.04%(2)
Portfolio turnover rate ...........           12.65%(1)              14.92%                   4.82%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

76    See Notes to Financial Statements.

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                   Class ADV
                                     ---------------------------------------------------------------------
                                                                                         Period from
                                                                                      December 10, 2001
                                       For the Six Months                               (commencement
         ING UBS Tactical             Ended June 30, 2003         Year Ended           of operations)
    Asset Allocation Portfolio            (unaudited)         December 31, 2002     to December 31, 2001
-----------------------------------  ----------------------  --------------------  -----------------------

Net asset value, beginning of
  period ..........................          $23.81                $ 31.13                 $31.41
                                             ------                -------                 ------
Income from investment operations:
  Net investment income (loss) ....            0.00*                  0.02                  (0.00)+
  Net realized and change in
    unrealized gain (loss) on
    investments, foreign currency
    and forward foreign currency
    exchange contracts ............            2.61                  (7.29)                 (0.28)
                                             ------                -------                 ------
      Total income (loss) from
        investment operations .....            2.61                  (7.27)                 (0.28)
                                             ------                -------                 ------
Less Distributions:
  Net realized gain on sale of
    investments ...................              --                  (0.05)                    --
                                             ------                -------                 ------
      Total distributions .........              --                  (0.05)                    --
                                             ------                -------                 ------
Net asset value, end of period ....          $26.42                $ 23.81                 $31.13
                                             ======                =======                 ======
Total return ......................           10.96%(1)             (23.35)%                (0.89)%(1)
Net assets, end of period
  (000's) .........................          $   91                $    22                 $   10
Ratio of total expenses to average
  net assets ......................            1.60%(2)               1.60%                  1.60%(2)
Ratio of net investment income
  (loss) to average net assets ....            0.22%(2)               0.09%                 (0.17)%(2)
Portfolio turnover rate ...........           12.65%(1)              14.92%                  4.82%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    77

ING Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                          Class I                                 Class S                     Class ADV
                           --------------------------------------  --------------------------------------  ----------------
                               For the           Period from           For the           Period from           For the
                              Six Months         May 1, 2002          Six Months         May 1, 2002          Six Months
                                Ended           (commencement           Ended           (commencement           Ended
     ING Van Kampen         June 30, 2003     of operations) to     June 30, 2003     of operations) to     June 30, 2003
   Comstock Portfolio       (unaudited)(3)    December 31, 2002     (unaudited)(3)    December 31, 2002     (unaudited)(3)
-------------------------  ----------------  --------------------  ----------------  --------------------  ----------------
Net asset value,
  beginning of period ...      $  8.35             $ 10.00             $  8.34             $ 10.00              $ 8.32
                               -------             -------             -------             -------              ------
Income from investment
  operations:
  Net investment
    income ..............         0.06                0.04                0.06                0.05                0.04
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........         0.99               (1.64)               0.99               (1.67)               0.99
                               -------             -------             -------             -------              ------
      Total income (loss)
        from investment
        operations ......         1.05               (1.60)               1.05               (1.62)               1.03
                               -------             -------             -------             -------              ------
Less Distributions:
  Net investment
    income ..............           --               (0.05)                 --               (0.04)                 --
                               -------             -------             -------             -------              ------
      Total
        distributions ...           --               (0.05)                 --               (0.04)                 --
                               -------             -------             -------             -------              ------
Net asset value, end of
  period ................      $  9.40             $  8.35             $  9.39             $  8.34              $ 9.35
                               =======             =======             =======             =======              ======
Total return(1) .........        12.57%             (16.01)%             12.59%             (16.22)%             12.38%
Net assets, end of period
  (000's) ...............      $13,404             $ 3,874             $86,287             $12,723              $6,430
Ratio of total expenses
  to average net
  assets(2) .............         0.95%               0.95%               1.20%               1.20%               1.45%
Ratio of net investment
  income to average net
  assets(2) .............         1.39%               1.70%               1.26%               1.23%               0.85%
Portfolio turnover
  rate(1) ...............        19.34%              46.52%              19.34%              46.52%              19.34%

                                Class ADV
                           --------------------
                               Period from
                               May 1, 2002
                              (commencement
     ING Van Kampen         of operations) to
   Comstock Portfolio       December 31, 2002
-------------------------  --------------------
Net asset value,
  beginning of period ...        $ 10.00
                                 -------
Income from investment
  operations:
  Net investment
    income ..............           0.01
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (1.65)
                                 -------
      Total income (loss)
        from investment
        operations ......          (1.64)
                                 -------
Less Distributions:
  Net investment
    income ..............          (0.04)
                                 -------
      Total
        distributions ...          (0.04)
                                 -------
Net asset value, end of
  period ................        $  8.32
                                 =======
Total return(1) .........         (16.36)%
Net assets, end of period
  (000's) ...............        $ 3,699
Ratio of total expenses
  to average net
  assets(2) .............           1.45%
Ratio of net investment
  income to average net
  assets(2) .............           1.75%
Portfolio turnover
  rate(1) ...............          46.52%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

78    See Notes to Financial Statements.

ING Alger Aggressive Growth Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
COMMON STOCKS (95.5%)
Aerospace & Defense (1.0%)
L-3 Communications Holdings, Inc.*......    25,240    $       1,097,688
                                                      -----------------
Banking (0.7%)
Synovus Financial Corp..................    36,050              775,075
                                                      -----------------
Beverages, Food & Tobacco (1.2%)
Constellation Brands, Inc., Class A*....    43,100            1,353,340
                                                      -----------------
Business Services (2.0%)
Fair, Isaac Corp........................    28,200            1,450,890
SunGard Data Systems, Inc.*.............    33,100              857,621
                                                      -----------------
                                                              2,308,511
                                                      -----------------
Commercial Services (2.2%)
Corinthian Colleges, Inc.*..............    53,150            2,581,495
                                                      -----------------
Computer Software & Processing (10.4%)
BEA Systems, Inc.*......................   150,850            1,638,231
BISYS Group, Inc.*......................   164,000            3,012,680
Intuit, Inc.*...........................    12,300              547,719
Legato Systems, Inc.*...................   150,500            1,262,695
PeopleSoft, Inc.*.......................   119,400            2,100,246
Synopsys, Inc.*.........................    38,050            2,353,392
VeriSign, Inc.*.........................    78,800            1,089,804
                                                      -----------------
                                                             12,004,767
                                                      -----------------
Computers & Information (0.4%)
Network Appliance, Inc.*................    30,200              489,542
                                                      -----------------
Electronics (6.4%)
Altera Corp.*...........................   107,300            1,759,720
Broadcom Corp., Class A*................    22,600              562,966
Fairchild Semiconductor Corp.*..........    66,250              847,337
Flextronics International Ltd.*.........   105,050            1,091,469
Intersil Corp.*.........................    34,650              922,036
Photronics, Inc.*.......................    55,700              971,965
Thermo Electron Corp.*..................    25,800              542,316
TiVo, Inc.*.............................    60,250              733,845
                                                      -----------------
                                                              7,431,654
                                                      -----------------
Entertainment (1.4%)
MGM Mirage, Inc.*.......................    47,300            1,616,714
                                                      -----------------
Entertainment & Leisure (4.2%)
Alliance Gaming Corp.*..................    71,100            1,344,501
International Speedway Corp., Class A...    29,500            1,165,545
Leapfrog Enterprises, Inc.*.............    72,000            2,290,320
                                                      -----------------
                                                              4,800,366
                                                      -----------------
Financial Services (4.4%)
Affiliated Managers Group, Inc.*........    47,089            2,870,075
                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Financial Services (continued)
Countrywide Financial Corp..............    14,800    $       1,029,636
E*Trade Group, Inc.*....................   141,350            1,201,475
                                                      -----------------
                                                              5,101,186
                                                      -----------------
Food Retailers (1.8%)
Starbucks Corp.*........................    43,600            1,069,072
Whole Foods Market, Inc.*...............    20,200              960,106
                                                      -----------------
                                                              2,029,178
                                                      -----------------
Health Care Providers & Services (2.8%)
Laboratory Corp. of America Holdings*...    16,950              511,042
Omnicare, Inc...........................    81,350            2,748,816
                                                      -----------------
                                                              3,259,858
                                                      -----------------
Heavy Machinery (2.5%)
Tractor Supply Co.*.....................    31,750            1,516,063
W.W. Grainger, Inc......................    29,105            1,360,950
                                                      -----------------
                                                              2,877,013
                                                      -----------------
Home Construction, Furnishings & Appliances (0.3%)
D.R. Horton, Inc........................    10,300              289,430
                                                      -----------------
Insurance (7.0%)
Aetna, Inc..............................    52,150            3,139,430
Anthem, Inc.*...........................    18,800            1,450,420
Lincoln National Corp...................    29,150            1,038,615
W.R. Berkley Corp.......................    22,000            1,159,400
Willis Group Holdings Ltd...............    42,950            1,320,713
                                                      -----------------
                                                              8,108,578
                                                      -----------------
Media--Broadcasting & Publishing (6.7%)
Cablevision Systems Corp., New York
  Group, Class A*.......................   110,050            2,284,638
Entercom Communications Corp.*..........    30,310            1,485,493
McClatchy Co. (The), Class A............    18,500            1,065,970
Pixar, Inc.*............................     9,600              584,064
XM Satellite Radio Holdings, Inc.*......   204,900            2,264,145
                                                      -----------------
                                                              7,684,310
                                                      -----------------
Media--Internet (1.5%)
Yahoo! Inc.*............................    52,600            1,723,176
                                                      -----------------
Medical and Health Products (2.9%)
Centerpulse Ltd. ADR (Switzerland)......    20,700              558,900
Varian Medical Systems, Inc.*...........    37,450            2,155,997
Zimmer Holdings, Inc.*..................    12,715              572,811
                                                      -----------------
                                                              3,287,708
                                                      -----------------
Oil & Gas (4.9%)
BJ Services Co.*........................    25,525              953,614
Cooper Cameron Corp.*...................    30,325            1,527,774
EOG Resources, Inc......................    56,450            2,361,868
Valero Energy Corp......................    23,100              839,223
                                                      -----------------
                                                              5,682,479
                                                      -----------------

                                        See Notes to Financial Statements.    79

ING Alger Aggressive Growth Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Pharmaceuticals (10.9%)
Allergan, Inc...........................    30,600    $       2,359,260
Barr Laboratories, Inc.*................    33,000            2,161,500
Genzyme Corp.*..........................    25,450            1,063,810
Gilead Sciences, Inc.*..................    43,050            2,392,719
IDEC Pharmaceuticals Corp.*.............    42,350            1,439,900
Mylan Laboratories, Inc.................    28,050              975,299
Watson Pharmaceuticals, Inc.*...........    53,675            2,166,860
                                                      -----------------
                                                             12,559,348
                                                      -----------------
Retailers (12.1%)
Abercrombie & Fitch Co., Class A*.......    20,400              579,564
Advanced Auto Parts, Inc.*..............    19,500            1,187,550
Amazon.com, Inc.*.......................    60,200            2,196,698
AnnTaylor Stores, Corp.*................    45,200            1,308,540
Barnes & Noble, Inc.*...................    38,100              878,205
Best Buy Co., Inc.*.....................    42,400            1,862,208
NetFlix, Inc.*..........................   160,275            4,095,026
PetsMart, Inc.*.........................    32,575              543,025
Urban Outfitters, Inc.*.................    22,250              798,775
Williams-Sonoma, Inc.*..................    19,000              554,800
                                                      -----------------
                                                             14,004,391
                                                      -----------------
Telecommunications (7.3%)
Advanced Fibre Communications, Inc.*....    68,800            1,119,376
Amdocs Ltd.*............................   140,650            3,375,600
Comverse Technology, Inc.*..............   119,200            1,791,576
Nextel Communications, Inc., Class A*...    34,350              621,048
Tellabs, Inc.*..........................   238,000            1,563,660
                                                      -----------------
                                                              8,471,260
                                                      -----------------
Textiles, Clothing & Fabrics (0.5%)
Jones Apparel Group, Inc.*..............    19,700              576,422
                                                      -----------------
Total Common Stocks (Cost $93,548,462)                      110,113,489
                                                      -----------------
                                          Share/Principal
                                              Amount
                                          ---------------
SHORT-TERM INVESTMENTS (30.8%)
Security Lending Collateral (30.8%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................    $1,483,969             1,483,969
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................     4,288,975             4,288,975
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................     1,072,244             1,072,244
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................     2,680,609             2,680,609
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................     1,072,243             1,072,243
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................     3,752,853             3,752,853
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........     5,361,218             5,361,218
                                          Share/Principal       Market
                                              Amount             Value
                                          ---------------  -----------------
Security Lending Collateral (continued)
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............    $1,072,244     $       1,072,244
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................     3,967,301             3,967,301
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................     2,232,631             2,232,631
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................     5,039,545             5,039,545
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................     1,072,244             1,072,244
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................     2,412,548             2,412,548
                                                           -----------------
                                                                  35,508,624
                                                           -----------------
Total Short-Term Investments (Cost $35,508,624)                   35,508,624
                                                           -----------------

TOTAL INVESTMENTS At Market Value
(126.3%)
  (Cost $129,057,086)                     $ 145,622,113
Other assets in excess of liabilities
(-26.3%)                                    (30,317,643)
                                          -------------
Net Assets (100.0%)                       $ 115,304,470
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $17,060,951
Unrealized losses.................................    (495,924)
                                                    ----------
  Net unrealized gain.............................  $16,565,027
                                                    ==========

   *  Non-income producing security.

 ADR American Depository Receipt

 Category percentages are based on net assets.

80    See Notes to Financial Statements.

ING Alger Capital Appreciation Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
COMMON STOCKS (95.8%)
Automotive (0.5%)
General Motors Corp., Class H*..........    15,500   $        198,555
                                                     ----------------
Banking (4.6%)
Bank of New York Co., Inc...............    20,500            589,375
Citigroup, Inc..........................    29,100          1,245,480
                                                     ----------------
                                                            1,834,855
                                                     ----------------
Biotechnology (2.4%)
Genentech, Inc.*........................    10,800            778,896
ImClone Systems, Inc.*..................     5,600            177,072
                                                     ----------------
                                                              955,968
                                                     ----------------
Business Machines (1.4%)
Dell Computer Corp.*....................    17,000            543,320
                                                     ----------------
Commercial Services (2.4%)
eBay, Inc.*.............................     9,200            958,456
                                                     ----------------
Computer Software & Processing (10.1%)
Microsoft Corp..........................    72,300          1,851,603
Oracle Corp.*...........................   111,800          1,343,836
PeopleSoft, Inc.*.......................    24,300            427,437
Veritas Software Corp.*.................    14,100            404,247
                                                     ----------------
                                                            4,027,123
                                                     ----------------
Computers & Information (3.5%)
Cisco Systems, Inc.*....................    60,600          1,011,414
Network Appliance, Inc.*................    22,800            369,588
                                                     ----------------
                                                            1,381,002
                                                     ----------------
Education (1.1%)
Apollo Group, Inc., Class A*............     7,000            432,320
                                                     ----------------
Electronics (10.0%)
Broadcom Corp., Class A*................    25,000            622,750
EMC Corp.*..............................    78,500            821,895
General Electric Co.....................    39,000          1,118,520
Intersil Corp.*.........................    21,800            580,098
KLA Instruments Corp.*..................     4,200            195,258
Micron Technology, Inc.*................    38,600            448,918
National Semiconductor Corp.*...........     9,200            181,424
                                                     ----------------
                                                            3,968,863
                                                     ----------------
Financial Services (4.4%)
Countrywide Financial Corp..............     5,200            361,764
Mellon Financial Corp...................    28,600            793,650
Merrill Lynch & Co......................    12,500            583,500
                                                     ----------------
                                                            1,738,914
                                                     ----------------
Heavy Machinery (1.1%)
Smith International, Inc.*..............    12,300            451,902
                                                     ----------------
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Home Construction, Furnishings & Appliances (1.2%)
Home Depot, Inc.........................    14,800   $        490,176
                                                     ----------------
Insurance (1.6%)
American International Group, Inc.......    11,400            629,052
                                                     ----------------
Media--Broadcasting & Publishing (6.3%)
AOL Time Warner, Inc.*..................    53,800            865,642
Comcast Corp., Class A*.................    24,400            736,392
Liberty Media Corp., Class A*...........    47,300            546,788
Viacom, Inc., Class B*..................     8,600            375,476
                                                     ----------------
                                                            2,524,298
                                                     ----------------
Media--Internet (1.5%)
Yahoo! Inc.*............................    17,800            583,128
                                                     ----------------
Medical and Health Products (4.2%)
Alcon, Inc. (Switzerland)...............     6,600            301,620
Boston Scientific Corp.*................    13,300            812,630
Guidant Corp............................    12,600            559,314
                                                     ----------------
                                                            1,673,564
                                                     ----------------
Oil & Gas (2.4%)
Halliburton Co..........................    29,100            669,300
Transocean, Inc.*.......................    12,800            281,216
                                                     ----------------
                                                              950,516
                                                     ----------------
Pharmaceuticals (23.4%)
Abbott Laboratories.....................    17,700            774,552
Allergan, Inc...........................    10,800            832,680
Amgen, Inc.*............................    15,400          1,023,176
Barr Laboratories, Inc.*................    15,600          1,021,800
Genzyme Corp.*..........................    15,200            635,360
Gilead Sciences, Inc.*..................     9,900            550,242
Merck & Co., Inc........................    20,500          1,241,275
Mylan Laboratories, Inc.................    14,400            500,688
Pfizer, Inc.............................    42,900          1,465,035
Teva Pharmaceutical Industries Ltd. ADR
  (Israel)..............................    11,500            654,695
Wyeth...................................    13,000            592,150
                                                     ----------------
                                                            9,291,653
                                                     ----------------
Retailers (9.4%)
Abercrombie & Fitch Co., Class A*.......    24,000            681,840
Best Buy Co., Inc.*.....................    19,700            865,224
The Gap, Inc............................    68,600          1,286,936
Wal-Mart Stores, Inc....................    16,700            896,289
                                                     ----------------
                                                            3,730,289
                                                     ----------------
Telecommunications (2.7%)
Comverse Technology, Inc.*..............    12,800            192,384
Juniper Networks, Inc.*.................    39,300            486,141
Nextel Communications, Inc., Class A*...    22,200            401,376
                                                     ----------------
                                                            1,079,901
                                                     ----------------

                                        See Notes to Financial Statements.    81

ING Alger Capital Appreciation Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Textiles, Clothing & Fabrics (1.6%)
Nike, Inc., Class B.....................    11,700   $        625,833
                                                     ----------------
Total Common Stocks (Cost $35,261,823)                     38,069,688
                                                     ----------------
                                          Share/Principal
                                              Amount
                                          ---------------
SHORT-TERM INVESTMENTS (16.3%)
Security Lending Collateral (16.3%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................      $270,213              270,213
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................       780,971              780,971
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................       195,243              195,243
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................       488,107              488,107
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................       195,243              195,243
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................       683,350              683,350
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........       976,214              976,214
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............       195,243              195,243
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................       722,399              722,399
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................       406,536              406,536
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................       917,641              917,641
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................       195,243              195,243
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................       439,297              439,297
                                                           ----------------
                                                                  6,465,700
                                                           ----------------
Total Short-Term Investments (Cost $6,465,700)                    6,465,700
                                                           ----------------

TOTAL INVESTMENTS At Market Value
(112.1%)
  (Cost $41,727,523)                      $  44,535,388
Other assets in excess of liabilities
(-12.1%)                                     (4,802,703)
                                          -------------
Net Assets (100.0%)                       $  39,732,685
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $3,149,708
Unrealized losses.................................   (341,843)
                                                    ---------
  Net unrealized gain.............................  $2,807,865
                                                    =========

   *  Non-income producing security.

 ADR American Depository Receipt

 Category percentages are based on net assets.

82    See Notes to Financial Statements.

ING Alger Growth Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
COMMON STOCKS (98.5%)
Automotive (1.5%)
General Motors Corp., Class H*..........    57,300    $        734,013
                                                      ----------------
Banking (2.5%)
Citigroup, Inc..........................    29,500           1,262,600
                                                      ----------------
Biotechnology (1.8%)
Genentech, Inc.*........................    12,200             879,864
                                                      ----------------
Business Machines (2.4%)
Dell Computer Corp.*....................    37,750           1,206,490
                                                      ----------------
Business Services (1.5%)
FedEx Corp..............................     4,100             254,323
United Parcel Service, Inc., Class B....     7,800             496,860
                                                      ----------------
                                                               751,183
                                                      ----------------
Commercial Services (2.5%)
eBay, Inc.*.............................    12,075           1,257,973
                                                      ----------------
Computer Software & Processing (9.2%)
Microsoft Corp..........................    77,600           1,987,336
Oracle Corp.*...........................    67,100             806,542
PeopleSoft, Inc.*.......................    15,000             263,850
Synopsys, Inc.*.........................    12,500             773,125
Veritas Software Corp.*.................    26,600             762,622
                                                      ----------------
                                                             4,593,475
                                                      ----------------
Computers & Information (3.1%)
Cisco Systems, Inc.*....................    91,000           1,518,790
                                                      ----------------
Conglomerates (2.7%)
Tyco International Ltd..................    70,600           1,339,988
                                                      ----------------
Diversified Computer Products (0.7%)
Sun Microsystems, Inc.*.................    79,550             365,930
                                                      ----------------
Electronic Components (0.5%)
Analog Devices, Inc.*...................     7,700             268,114
                                                      ----------------
Electronics (8.7%)
Altera Corp.*...........................    15,700             257,480
EMC Corp.*..............................    47,650             498,895
General Electric Co.....................    41,600           1,193,088
Intel Corp..............................    62,600           1,301,078
KLA Instruments Corp.*..................     5,400             251,046
Linear Technology Corp..................     6,750             217,417
Taiwan Semiconductor Manufacturing Co.,
  Ltd. ADR (Taiwan)*....................    61,732             622,259
                                                      ----------------
                                                             4,341,263
                                                      ----------------
Entertainment & Leisure (1.5%)
Walt Disney Co..........................    37,450             739,637
                                                      ----------------
Financial Services (4.9%)
Affiliated Managers Group, Inc.*........     8,700             530,265
Concord EFS, Inc.*......................    32,500             478,400
Countrywide Financial Corp..............     6,600             459,162
Mellon Financial Corp...................    35,600             987,900
                                                      ----------------
                                                             2,455,727
                                                      ----------------
                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Health Care Providers & Services (1.8%)
UnitedHealth Group, Inc.................    17,250    $        866,812
                                                      ----------------
Home Construction, Furnishings & Appliances (2.0%)
Home Depot, Inc.........................    29,950             991,944
                                                      ----------------
Insurance (5.4%)
Aetna, Inc..............................    16,100             969,220
American International Group, Inc.......    17,550             968,409
Travelers Property Casualty Corp., Class
  A.....................................    46,250             735,375
                                                      ----------------
                                                             2,673,004
                                                      ----------------
Media--Broadcasting & Publishing (2.2%)
Viacom, Inc., Class B*..................    25,350           1,106,781
                                                      ----------------
Media--Internet (1.2%)
Yahoo! Inc.*............................    17,950             588,042
                                                      ----------------
Medical and Health Products (4.2%)
Alcon, Inc. (Switzerland)...............    11,700             534,690
Boston Scientific Corp.*................    22,150           1,353,365
Zimmer Holdings, Inc.*..................     4,600             207,230
                                                      ----------------
                                                             2,095,285
                                                      ----------------
Oil & Gas (3.1%)
BJ Services Co.*........................     9,200             343,712
Devon Energy Corp.......................    22,400           1,196,160
                                                      ----------------
                                                             1,539,872
                                                      ----------------
Pharmaceuticals (20.1%)
Abbott Laboratories.....................    30,325           1,327,022
Amgen, Inc.*............................    15,672           1,041,248
AstraZeneca PLC ADR (United Kingdom)....     8,500             346,545
Barr Laboratories, Inc.*................     6,050             396,275
Bristol-Myers Squibb Co.................    44,650           1,212,247
Genzyme Corp.*..........................    10,400             434,720
Gilead Sciences, Inc.*..................     6,350             352,933
IDEC Pharmaceuticals Corp.*.............     6,400             217,600
Johnson & Johnson.......................    27,425           1,417,873
Merck & Co., Inc........................    16,300             986,965
Pfizer, Inc.............................    29,829           1,018,660
Teva Pharmaceutical Industries Ltd. ADR
  (Israel)..............................     4,600             261,878
Wyeth...................................    21,250             967,938
                                                      ----------------
                                                             9,981,904
                                                      ----------------
Retailers (10.1%)
Amazon.com, Inc.*.......................    14,100             514,509
Best Buy Co., Inc.*.....................    23,400           1,027,728
InterActiveCorp*........................    14,800             585,636
NetFlix, Inc.*..........................    17,650             450,958
The Gap, Inc............................    66,900           1,255,044
Wal-Mart Stores, Inc....................    22,500           1,207,575
                                                      ----------------
                                                             5,041,450
                                                      ----------------
Telecommunications (4.9%)
Lucent Technologies, Inc.*..............   269,400             546,882

                                        See Notes to Financial Statements.    83

ING Alger Growth Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Telecommunications (continued)
Nokia Oyj ADR (Finland).................    57,650    $        947,190
Vodafone Group PLC ADR (United
  Kingdom)..............................    49,050             963,833
                                                      ----------------
                                                             2,457,905
                                                      ----------------
Total Common Stocks (Cost $43,082,680)                      49,058,046
                                                      ----------------
                                          Share/Principal
                                              Amount
                                          ---------------
SHORT-TERM INVESTMENTS (14.2%)
Security Lending Collateral (14.2%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................    $  295,725              295,725
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................       854,705              854,705
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................       213,676              213,676
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................       534,191              534,191
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................       213,676              213,676
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................       747,867              747,867
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........     1,068,382            1,068,382
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............       213,676              213,676
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................       790,602              790,602
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................       444,918              444,918
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................     1,004,279            1,004,279
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................       213,676              213,676
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................       480,772              480,772
                                                           ----------------
                                                                  7,076,145
                                                           ----------------
Total Short-Term Investments (Cost $7,076,145)                    7,076,145
                                                           ----------------

TOTAL INVESTMENTS At Market Value
(112.7%)
  (Cost $50,158,825)                      $  56,134,191
Other assets in excess of liabilities
(-12.7%)                                     (6,329,507)
                                          -------------
Net Assets (100.0%)                       $  49,804,684
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $6,326,731
Unrealized losses.................................   (351,365)
                                                    ---------
  Net unrealized gain.............................  $5,975,366
                                                    =========

   *  Non-income producing security.
 ADR American Depository Receipt
 Category percentages are based on net assets.

84    See Notes to Financial Statements.

ING American Century Small Cap Value Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
COMMON STOCKS (73.0%)
Aerospace & Defense (0.4%)
Moog, Inc., Class A*....................     1,600   $         55,600
                                                     ----------------
Apparel & Textiles (0.6%)
Wolverine World Wide, Inc...............     4,000             77,040
                                                     ----------------
Automotive (2.0%)
Cooper Tire & Rubber Co.................     3,900             68,601
Lear Corp.*.............................     2,500            115,050
Superior Industries International,
  Inc...................................     1,900             79,230
                                                     ----------------
                                                              262,881
                                                     ----------------
Banking (6.7%)
Associated Banc Corp....................     1,800             66,384
BancorpSouth, Inc.......................     1,500             31,275
Chittenden Corp.........................     2,000             54,700
City National Corp......................       600             26,736
Commercial Federal Corp.................     4,700             99,640
Cullen/Frost Bankers, Inc...............     1,700             54,570
FirstMerit Corp.........................     1,700             38,862
Hibernia Corp., Class A.................     5,900            107,144
Mercantile Bankshares Corp..............     1,300             51,194
Sky Financial Group, Inc................     2,600             56,472
TCF Financial Corp......................     2,200             87,648
Washington Federal, Inc.................     4,900            113,337
Wilmington Trust Corp...................     2,900             85,115
                                                     ----------------
                                                              873,077
                                                     ----------------
Beverages, Food & Tobacco (1.5%)
Adolph Coors Co., Class B...............     1,900             93,062
Interstate Bakeries Corp................     4,600             58,420
Lance, Inc..............................     5,600             51,128
                                                     ----------------
                                                              202,610
                                                     ----------------
Building Materials (0.7%)
Martin Marietta Materials, Inc..........     2,700             90,747
                                                     ----------------
Business Services (1.9%)
MAXIMUS, Inc.*..........................     2,500             69,075
United Stationers, Inc.*................     1,600             57,872
Valassis Communications, Inc.*..........     2,000             51,440
Viad Corp...............................     3,000             67,170
                                                     ----------------
                                                              245,557
                                                     ----------------
Chemicals (2.2%)
FMC Corp.*..............................     5,100            115,413
Georgia Gulf Corp.......................     6,200            122,760
Minerals Technologies, Inc..............     1,100             53,526
                                                     ----------------
                                                              291,699
                                                     ----------------
Commercial Services (2.8%)
ADVO, Inc.*.............................     1,200             53,280
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Commercial Services (continued)
Bandag, Inc.............................       737   $         27,468
Banta Corp..............................     2,500             80,925
G&K Services, Inc., Class A.............     2,671             79,062
Kelly Services, Inc.....................     2,100             49,245
MedQuist, Inc.*.........................     3,740             75,698
                                                     ----------------
                                                              365,678
                                                     ----------------
Computer Software & Processing (5.0%)
Activision, Inc.*.......................     4,100             52,972
Autodesk, Inc...........................     6,000             96,960
Black Box Corp..........................     2,600             94,120
Novell, Inc.*...........................     8,200             25,256
Parametric Technology Co.*..............    43,200            131,760
Sybase, Inc.*...........................    11,500            159,965
THQ, Inc.*..............................     3,600             64,800
Ulticom, Inc.*..........................     2,700             25,650
                                                     ----------------
                                                              651,483
                                                     ----------------
Consumer Goods and Services (1.4%)
Russ Berrie & Co., Inc..................     1,100             40,161
Snap-on, Inc............................     4,800            139,344
                                                     ----------------
                                                              179,505
                                                     ----------------
Containers & Packaging (0.6%)
Bemis Co., Inc..........................     1,700             79,560
                                                     ----------------
Electric Utilities (2.2%)
Empire District Electric Co. (The)......     5,300            115,275
IDACORP, Inc............................     4,900            128,625
Wisconsin Energy Corp...................     1,500             43,500
                                                     ----------------
                                                              287,400
                                                     ----------------
Electrical Equipment (1.5%)
A.O. Smith Corp.........................     2,300             64,745
Littelfuse, Inc.*.......................     2,500             55,900
Regal-Beloit Corp.......................     3,800             72,580
                                                     ----------------
                                                              193,225
                                                     ----------------
Electronic Components (0.9%)
Avnet, Inc.*............................     6,700             84,956
Cable Design Technologies Corp.*........     4,800             34,320
                                                     ----------------
                                                              119,276
                                                     ----------------
Electronics (2.4%)
Coherent, Inc.*.........................     2,600             62,218
DuPont Photomasks, Inc.*................     1,500             28,245
Electronics for Imaging, Inc.*..........     2,800             56,812
Mattson Technology, Inc.*...............     7,200             22,248
Methode Electronics, Inc., Class A......     4,500             48,375
Rayovac Corp.*..........................     7,000             90,650
                                                     ----------------
                                                              308,548
                                                     ----------------

                                        See Notes to Financial Statements.    85

ING American Century Small Cap Value Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Entertainment & Leisure (1.1%)
Callaway Golf Co........................     5,200   $         68,744
JAKKS Pacific, Inc.*....................     5,400             71,766
                                                     ----------------
                                                              140,510
                                                     ----------------
Financial Services (0.6%)
Medallion Financial Corp................     6,600             46,266
Raymond James Financial, Inc............       900             29,745
                                                     ----------------
                                                               76,011
                                                     ----------------
Forest Products & Paper (1.3%)
Caraustar Industries, Inc.*.............     4,300             34,443
Rayonier, Inc...........................     2,700             89,100
Wausau-Mosinee Paper Corp...............     4,300             48,160
                                                     ----------------
                                                              171,703
                                                     ----------------
Health Care Providers & Services (2.4%)
Alliance Imaging, Inc.*.................     6,900             30,360
LifePoint Hospitals, Inc.*..............     5,200            108,888
RehabCare Group, Inc.*..................     5,900             86,435
Renal Care Group, Inc.*.................     2,700             95,067
                                                     ----------------
                                                              320,750
                                                     ----------------
Heavy Construction (0.4%)
WCI Communities, Inc.*..................     2,800             53,844
                                                     ----------------
Heavy Machinery (4.9%)
Briggs & Stratton Corp..................     1,100             55,550
Hydril Co.*.............................     1,642             44,744
Insituform Technologies, Inc., Class
  A*....................................     8,800            155,584
Kadant, Inc.*...........................     2,200             41,250
Kaydon Corp.............................     5,300            110,240
Kennametal, Inc.........................     3,800            128,592
NATCO Group, Inc.*......................     1,615             11,030
Robbins & Myers, Inc....................       415              7,678
Tecumseh Products Co., Class A..........       700             26,817
W-H Energy Services, Inc.*..............     3,400             66,232
                                                     ----------------
                                                              647,717
                                                     ----------------
Household Products (0.6%)
Libbey, Inc.............................     3,609             81,924
                                                     ----------------
Industrial--Diversified (1.6%)
CIRCOR International, Inc...............     1,739             31,006
Crane Co................................     3,700             83,731
Griffon Corp.*..........................     5,920             94,720
                                                     ----------------
                                                              209,457
                                                     ----------------
Insurance (3.5%)
Erie Indemnity Co., Class A.............       900             37,125
HCC Insurance Holdings, Inc.............     2,700             79,839
Horace Mann Educators Corp..............     4,200             67,746
Phoenix Companies, Inc. (The)...........     2,800             25,284
Platinum Underwriters Holdings, Ltd.
  (Bermuda).............................     4,400            119,416
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Insurance (continued)
PMI Group, Inc. (The)...................     3,000   $         80,520
ProAssurance Corp.*.....................     1,700             45,883
                                                     ----------------
                                                              455,813
                                                     ----------------
Media--Broadcasting & Publishing (1.0%)
Liberty Corp. (The).....................     3,100            131,750
                                                     ----------------
Medical and Health Products (3.8%)
Apogent Technologies, Inc.*.............     2,700             54,000
Arrow International, Inc................     2,095             92,494
Invitrogen Corp.*.......................     2,700            103,599
Orthofix International N.V.
  (Netherlands)*........................     2,300             75,302
Owens & Minor, Inc......................     4,200             93,870
Sybron Dental Specialties, Inc.*........     3,600             84,960
                                                     ----------------
                                                              504,225
                                                     ----------------
Medical Supplies (0.6%)
Beckman Coulter, Inc....................     1,900             77,216
                                                     ----------------
Metals and Mining (0.6%)
Olin Corp...............................     4,800             82,080
                                                     ----------------
Oil & Gas (3.3%)
Berry Petroleum Co., Class A............     1,100             19,745
Denbury Resources, Inc.*................     3,900             52,377
Helmerich & Payne, Inc..................     2,600             75,920
Spinnaker Exploration Co.*..............     1,700             44,540
Swift Energy Co.*.......................     1,600             17,600
Tom Brown, Inc.*........................     3,500             97,265
Unit Corp.*.............................     3,200             66,912
Westport Resources Corp.*...............     2,600             59,150
                                                     ----------------
                                                              433,509
                                                     ----------------
Oil Services (0.6%)
Key Energy Services, Inc.*..............     7,900             84,688
                                                     ----------------
Pollution Control (0.4%)
Ionics, Inc.*...........................     2,200             49,214
                                                     ----------------
Real Estate (1.7%)
Getty Realty Corp. (REIT)...............     4,200             93,744
Heritage Property Investment Trust
  (REIT)................................     1,083             29,328
Hospitality Properties Trust (REIT).....       700             18,935
Maguire Properties, Inc. (REIT)*........     4,230             81,428
                                                     ----------------
                                                              223,435
                                                     ----------------
Restaurants and Lodging (3.5%)
AFC Enterprises, Inc.*..................     3,100             50,344
CEC Entertainment, Inc.*................     3,500            129,255
Jack In The Box, Inc.*..................     7,200            160,560
O'Charley's, Inc.*......................     3,000             64,590
Papa John's International, Inc.*........     2,000             56,100
                                                     ----------------
                                                              460,849
                                                     ----------------

86    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Retailers (3.5%)
Abercrombie & Fitch Co., Class A*.......     1,200   $         34,092
Casey's General Stores, Inc.............     8,100            114,534
Foot Locker, Inc........................     4,900             64,925
Linens 'n Things, Inc.*.................     3,400             80,274
Too, Inc.*..............................     6,200            125,550
Zale Corp.*.............................     1,000             40,000
                                                     ----------------
                                                              459,375
                                                     ----------------
Special Products and Services (0.4%)
AptarGroup, Inc.........................     1,500             54,000
                                                     ----------------
Telecommunications (0.5%)
Andrew Corp.*...........................     5,100             46,920
Ditech Communications Co.*..............     2,500             12,450
                                                     ----------------
                                                               59,370
                                                     ----------------
Textiles, Clothing & Fabrics (0.4%)
Polo Ralph Lauren Corp..................     2,200             56,738
                                                     ----------------
Transportation (1.4%)
Ryder System, Inc.......................     1,800             46,116
USF Corp................................     5,200            140,244
                                                     ----------------
                                                              186,360
                                                     ----------------
Utilities--Gas (2.1%)
AGL Resources, Inc......................     4,100            104,304
Northwest Natural Gas Co................     3,100             84,475
WGL Holdings, Inc.......................     3,300             88,110
                                                     ----------------
                                                              276,889
                                                     ----------------
Total Common Stocks (Cost $8,796,965)                       9,581,313
                                                     ----------------
CONVERTIBLE PREFERRED STOCKS (2.0%)
Insurance (1.2%)
Phoenix Companies, Inc..................     1,833             55,375
United Fire & Casualty Co., Series A....     3,665            103,353
                                                     ----------------
                                                              158,728
                                                     ----------------
Metals and Mining (0.4%)
Arch Coal, Inc..........................       700             46,900
                                                     ----------------
Oil & Gas (0.4%)
Chesapeake Energy Corp. (144A)*{::}.....       900             56,362
                                                     ----------------
Total Convertible Preferred Stocks (Cost $229,289)            261,990
                                                     ----------------
PREFERRED STOCKS (0.9%)
Banking (0.5%)
BancorpSouth Capital Trust I............       700             19,250
Chittenden Capital Trust I..............       400             10,800
Sterling Banc Capital Trust III.........       400             10,960
VNB Capital Trust I.....................       700             19,110
                                                     ----------------
                                                               60,120
                                                     ----------------
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Financial Services (0.3%)
AGL Capital Trust II....................       500   $         13,715
MB Financial Capital Trust I............       800             22,000
                                                     ----------------
                                                               35,715
                                                     ----------------
Real Estate (0.1%)
Mills Corp. (The) - Series B (REIT).....       750             20,625
                                                     ----------------
Total Preferred Stocks (Cost $110,201)                        116,460
                                                     ----------------
                                          Principal
                                           Amount
                                          ---------
CONVERTIBLE DEBT (0.6%)
Pharmaceuticals (0.3%)
Invitrogen Corp., 5.500%, 03/01/07......   $38,000             38,285
                                                     ----------------
Retailers (0.2%)
Foot Locker, Inc., 5.500%, 06/01/08.....    24,000             26,310
                                                     ----------------
Textiles, Clothing & Fabrics (0.1%)
Skechers USA, Inc., 4.500%, 04/15/07....    21,000             18,113
                                                     ----------------
Total Convertible Debt (Cost $77,869)                          82,708
                                                     ----------------
                                          Number of
                                           Shares
                                          ---------
REGISTERED INVESTMENT COMPANIES (3.7%)
Exchange Traded Funds (3.7%)
iShares Russell 2000 Value Index Fund...     1,900            244,340
iShares S&P SmallCap 600/BARRA Value
  Index Fund............................     3,000            244,500
                                                     ----------------
                                                              488,840
                                                     ----------------
Total Registered Investment Companies
 (Cost $424,568)                                              488,840
                                                     ----------------
                                          Principal
                                           Amount
                                          ---------
SHORT-TERM INVESTMENTS (4.6%)
Security Lending Collateral (4.6%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................   $25,473             25,473
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................    73,621             73,621
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................    18,406             18,406
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................    46,013             46,013
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................    18,405             18,405
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................    64,419             64,419
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........    92,027             92,027
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............    18,405             18,405

                                        See Notes to Financial Statements.    87

ING American Century Small Cap Value Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Share/Principal       Market
                                              Amount            Value
                                          ---------------  ----------------
Security Lending Collateral (continued)
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................      $68,100      $         68,100
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................       38,324                38,324
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................       86,505                86,505
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................       18,405                18,405
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................       41,412                41,412
                                                           ----------------
                                                                    609,515
                                                           ----------------
Total Short-Term Investments (Cost $609,515)                        609,515
                                                           ----------------

TOTAL INVESTMENTS At Market Value
(84.8%)
  (Cost $10,248,407)                      $  11,140,826
Other assets in excess of liabilities
(15.2%)                                       1,992,572
                                          -------------
Net Assets (100.0%)                       $  13,133,398
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $1,019,586
Unrealized losses.................................   (127,167)
                                                    ---------
  Net unrealized gain.............................  $ 892,419
                                                    =========

   *  Non-income producing security.

 {::} Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003 the market value of these securities amounted to $56,362 or 0.43% of net assets.

 REIT Real Estate Investment Trust

 Category percentages are based on net assets.

88    See Notes to Financial Statements.

ING Baron Small Cap Growth Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
COMMON STOCKS (77.4%)
Advertising (1.4%)
Catalina Marketing Corp.*...............    16,000    $        282,400
R.H. Donnelley Corp.*...................     8,000             291,760
                                                      ----------------
                                                               574,160
                                                      ----------------
Airlines (0.4%)
JetBlue Airways Corp.*..................     4,050             171,275
                                                      ----------------
Apparel Retailers (0.6%)
Chico's FAS, Inc.*......................    12,000             252,600
                                                      ----------------
Beverages, Food & Tobacco (0.2%)
Ralcorp Holdings, Inc.*.................     4,000              99,840
                                                      ----------------
Business Services (5.7%)
Arbitron, Inc.*.........................     8,000             285,600
Fair, Isaac Corp........................    16,000             823,200
Getty Images, Inc.*.....................     4,000             165,200
Hewitt Associates, Inc., Class A*.......    12,000             282,600
Information Holdings, Inc.*.............    35,000             638,750
PRG-Schultz International, Inc.*........     8,000              47,200
Sotheby's Holdings, Inc.*...............    10,000              74,400
                                                      ----------------
                                                             2,316,950
                                                      ----------------
Chemicals (1.2%)
Symyx Technologies, Inc.*...............    30,000             489,600
                                                      ----------------
Computer Software & Processing (1.8%)
Advent Software, Inc.*..................     6,000             101,460
Anteon International Corp.*.............     5,000             139,550
Kronos, Inc.*...........................     4,000             203,240
Take-Two Interactive Software, Inc.*....    10,000             283,400
                                                      ----------------
                                                               727,650
                                                      ----------------
Education (4.0%)
DeVry, Inc.*............................    18,000             419,220
Education Management Corp.*.............     8,000             425,440
Strayer Education, Inc..................     8,000             635,600
University of Phoenix Online*...........     3,000             152,100
                                                      ----------------
                                                             1,632,360
                                                      ----------------
Entertainment & Leisure (9.1%)
Kerzner International Ltd. (Bahama
  Islands)*.............................    40,000           1,288,400
Station Casinos, Inc.*..................    40,000           1,010,000
Vail Resorts, Inc.*.....................    32,000             431,040
Wynn Resorts, Ltd.*.....................    55,000             972,950
                                                      ----------------
                                                             3,702,390
                                                      ----------------
Financial Services (8.2%)
Barra, Inc.*............................    10,000             357,000
CheckFree Corp.*........................    24,000             668,160
Chicago Mercantile Exchange Holdings,
  Inc...................................    10,000             696,300
ChoicePoint, Inc.*......................    13,500             466,020
                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Financial Services (continued)
Gabelli Asset Management, Inc., Class
  A*....................................    12,000    $        433,200
Jeffries Group, Inc.....................    15,000             746,850
                                                      ----------------
                                                             3,367,530
                                                      ----------------
Health Care Providers & Services (7.0%)
AMERIGROUP Corp.*.......................    12,000             446,400
Centene Corp.*..........................    15,000             583,500
Manor Care, Inc.*.......................    35,000             875,350
Odyssey Healthcare, Inc.*...............    14,000             518,000
United Surgical Partners International,
  Inc.*.................................    20,000             451,800
                                                      ----------------
                                                             2,875,050
                                                      ----------------
Home Construction, Furnishings & Appliances (2.0%)
Ethan Allen Interiors, Inc..............     9,500             334,020
Hovnanian Enterprises, Inc., Class A*...     8,000             471,600
                                                      ----------------
                                                               805,620
                                                      ----------------
Household Products (0.6%)
Libbey, Inc.............................    10,000             227,000
                                                      ----------------
Insurance (5.1%)
Arch Capital Group Ltd.*................    35,900           1,246,807
Cobalt Corp.*...........................    15,000             308,250
Endurance Specialty Holdings Ltd.
  (Bermuda).............................    18,000             537,300
                                                      ----------------
                                                             2,092,357
                                                      ----------------
Media--Broadcasting & Publishing (4.1%)
Gray Television, Inc....................    12,000             148,800
LIN TV Corp., Class A*..................    45,000           1,059,750
Radio One, Inc., Class D*...............    15,000             266,550
Saga Communications, Inc.*..............    11,000             213,950
                                                      ----------------
                                                             1,689,050
                                                      ----------------
Medical and Health Products (5.9%)
Charles River Laboratories
  International, Inc.*..................    35,000           1,126,300
CTI Molecular Imaging, Inc.*............    30,000             567,300
Viasys Healthcare, Inc.*................    30,000             621,000
Weight Watchers International, Inc.*....     1,800              81,882
                                                      ----------------
                                                             2,396,482
                                                      ----------------
Oil & Gas (1.9%)
Premcor, Inc.*..........................    20,000             431,000
SEACOR SMIT, Inc.*......................    10,000             364,900
                                                      ----------------
                                                               795,900
                                                      ----------------
Real Estate (1.2%)
Alexander's, Inc. (REIT)*...............     5,000             417,450
Brookfield Homes Corp...................     5,000              77,100
                                                      ----------------
                                                               494,550
                                                      ----------------
Restaurants and Lodging (10.9%)
California Pizza Kitchen, Inc.*.........    20,000             430,000
Cheesecake Factory (The), Inc.*.........    32,000           1,148,480
Choice Hotels International, Inc.*......    10,000             273,100

                                        See Notes to Financial Statements.    89

ING Baron Small Cap Growth Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Restaurants and Lodging (continued)
Extended Stay America, Inc.*............    20,000    $        269,800
Four Seasons Hotels, Inc. (Canada)......    14,000             605,640
Krispy Kreme Doughnuts, Inc.*...........    32,000           1,317,760
Panera Bread Co., Class A*..............    10,000             400,000
                                                      ----------------
                                                             4,444,780
                                                      ----------------
Retailers (2.7%)
99 Cents Only Stores*...................    20,000             686,400
PETCO Animal Supplies, Inc.*............    18,000             391,320
Smart & Final, Inc.*....................     5,500              25,465
                                                      ----------------
                                                             1,103,185
                                                      ----------------
Telecommunications (1.6%)
American Tower Corp.*...................    20,000             177,000
Crown Castle International Corp.*.......    10,000              77,700
NTL, Inc.*..............................    12,000             409,440
                                                      ----------------
                                                               664,140
                                                      ----------------
Textiles, Clothing & Fabrics (1.0%)
Polo Ralph Lauren Corp..................    15,500             399,745
                                                      ----------------
Utilities--Gas (0.8%)
Southern Union Co.*.....................    20,000             338,799
                                                      ----------------
Total Common Stocks (Cost $28,489,092)                      31,661,013
                                                      ----------------
                                          Share/Principal
                                              Amount
                                          ---------------
SHORT-TERM INVESTMENTS (19.8%)
Security Lending Collateral (19.8%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................    $  337,787              337,787
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................       976,274              976,274
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................       244,069              244,069
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................       610,172              610,172
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................       244,069              244,069
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................       854,240              854,240
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........     1,220,343            1,220,343
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............       244,069              244,069
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................       903,054              903,054
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................       508,201              508,201
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................     1,147,122            1,147,122
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................       244,069              244,069
                                             Principal          Market
                                              Amount            Value
                                          ---------------  ----------------
Security Lending Collateral (continued)
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................    $  549,154     $        549,154
                                                           ----------------
                                                                  8,082,623
                                                           ----------------
Total Short-Term Investments (Cost $8,082,623)                    8,082,623
                                                           ----------------

TOTAL INVESTMENTS At Market Value
(97.2%)
  (Cost $36,571,715)                      $  39,743,636
Other assets in excess of liabilities
(2.8%)                                        1,136,539
                                          -------------
Net Assets (100.0%)                       $  40,880,175
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $3,570,750
Unrealized losses.................................   (398,829)
                                                    ---------
  Net unrealized gain.............................  $3,171,921
                                                    =========

   *  Non-income producing security.

 Category percentages are based on net assets.

90    See Notes to Financial Statements.

ING DSI Enhanced Index Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
COMMON STOCKS (99.2%)
Advertising (0.2%)
Interpublic Group of Companies, Inc.....       500   $          6,690
Omnicom Group, Inc......................     1,100             78,870
                                                     ----------------
                                                               85,560
                                                     ----------------
Aerospace & Defense (1.5%)
Boeing Co...............................     3,700            126,984
General Dynamics Corp...................     1,300             94,250
Goodrich Corp...........................       900             18,900
ITT Industries, Inc.....................       300             19,638
Lockheed Martin Corp....................     1,500             71,355
Northrop Grumman Corp...................       514             44,353
Raytheon Co.............................       600             19,704
United Technologies, Inc................     2,300            162,909
                                                     ----------------
                                                              558,093
                                                     ----------------
Airlines (0.0%)
Southwest Airlines Co...................       900             15,480
                                                     ----------------
Apparel Retailers (0.1%)
Limited, Inc............................     1,400             21,700
                                                     ----------------
Automotive (0.8%)
Delphi Corp.............................     3,600             31,068
Ford Motor Co...........................     7,700             84,623
General Motors Corp.....................     3,200            115,200
Harley-Davidson, Inc....................     2,000             79,720
                                                     ----------------
                                                              310,611
                                                     ----------------
Banking (10.6%)
AmSouth Bancorp.........................     2,100             45,864
Bank of America Corp....................     6,100            482,083
Bank of New York Co., Inc...............     3,500            100,625
Bank One Corp...........................     3,900            145,002
BB&T Corp...............................     2,300             78,890
Charter One Financial, Inc..............       635             19,799
Citigroup, Inc..........................    22,100            945,880
Comerica, Inc...........................       800             37,200
Fifth Third Bancorp.....................     3,000            172,020
First Tennessee National Corp...........       400             17,564
FleetBoston Financial Corp..............     4,300            127,753
Golden West Financial Corp..............       500             40,005
J.P. Morgan Chase & Co..................     8,500            290,530
KeyCorp.................................       600             15,162
Marshall & Ilsley Corp..................     1,500             45,870
National City Corp......................     2,700             88,317
North Fork Bancorporation, Inc..........       700             23,842
Northern Trust Corp.....................       900             37,611
PNC Financial Services Group............       700             34,167
Regions Financial Corp..................       300             10,134
Southtrust Corp.........................       300              8,160
State Street Corp.......................     1,400             55,160
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Banking (continued)
SunTrust Banks, Inc.....................     1,200   $         71,208
Synovus Financial Corp..................     2,800             60,200
U.S. Bancorp............................     9,000            220,500
Wachovia Corp...........................     5,300            211,788
Washington Mutual, Inc..................     4,800            198,240
Wells Fargo & Co........................     7,500            378,000
                                                     ----------------
                                                            3,961,574
                                                     ----------------
Beverages, Food & Tobacco (5.4%)
Adolph Coors Co., Class B...............       100              4,898
Altria Group, Inc.......................     8,500            386,240
Anheuser-Busch Co., Inc.................     3,300            168,465
Archer-Daniels-Midland Co...............     4,000             51,480
Campbell Soup Co........................     3,200             78,400
Coca-Cola Co............................    11,100            515,151
Coca-Cola Enterprises, Inc..............     2,300             41,745
Conagra Foods, Inc......................     2,300             54,280
General Mills, Inc......................     1,400             66,374
Heinz (H.J.) Co.........................     1,800             59,364
Hershey Foods Corp......................       500             34,830
Kellogg Co..............................     1,500             51,555
McCormick & Company, Inc................       400             10,880
Pepsi Bottling Group, Inc...............     1,400             28,028
PepsiCo, Inc............................     7,500            333,750
Sara Lee Corp...........................     4,500             84,645
SUPERVALU, Inc..........................       600             12,792
Wm. Wrigley Jr., Co.....................       900             50,607
                                                     ----------------
                                                            2,033,484
                                                     ----------------
Biotechnology (0.4%)
Biogen, Inc.*...........................       800             30,400
Chiron Corp.*...........................     1,400             61,208
MedImmune, Inc.*........................     1,300             47,281
                                                     ----------------
                                                              138,889
                                                     ----------------
Building Materials (0.1%)
Vulcan Materials Co.....................       600             22,242
                                                     ----------------
Business Machines (3.5%)
Apple Computer, Inc.*...................     1,100             21,032
Dell Computer Corp.*....................    12,300            393,108
Gateway, Inc.*..........................     1,900              6,935
Hewlett-Packard Co......................    14,566            310,256
International Business Machines Corp....     7,100            585,750
                                                     ----------------
                                                            1,317,081
                                                     ----------------
Business Services (1.9%)
Cintas Corp.............................     1,700             60,248
Computer Sciences Corp.*................     1,400             53,368
Convergys Corp.*........................     1,100             17,600
Deluxe Corp.............................       300             13,440
FedEx Corp..............................       900             55,827

                                        See Notes to Financial Statements.    91

ING DSI Enhanced Index Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Business Services (continued)
Paychex, Inc............................     2,700   $         79,137
Sabre Holdings Corp.....................       500             12,325
SunGard Data Systems, Inc.*.............     1,900             49,229
Unisys Corp.*...........................     1,900             23,332
United Parcel Service, Inc., Class B....     4,800            305,760
Xerox Corp.*............................     2,300             24,357
                                                     ----------------
                                                              694,623
                                                     ----------------
Capital Equipment (0.2%)
Honeywell International, Inc............     3,500             93,975
                                                     ----------------
Chemicals (1.7%)
3M Co...................................     1,500            193,470
Air Products & Chemicals, Inc...........       500             20,800
Avery Dennison Corp.....................       500             25,100
Dow Chemical Co.........................     3,200             99,072
Du Pont (E.I.) de Nemours...............     4,200            174,888
Eastman Chemical Co.....................       300              9,501
Ecolab, Inc.............................       600             15,360
International Flavors & Fragrances,
  Inc...................................       600             19,158
Monsanto Co.............................       511             11,058
PPG Industries, Inc.....................     1,000             50,740
Praxair, Inc............................       300             18,030
Rohm & Haas Co..........................       400             12,412
                                                     ----------------
                                                              649,589
                                                     ----------------
Commercial Services (0.7%)
eBay, Inc.*.............................     1,400            145,852
H&R Block, Inc..........................     1,200             51,900
Moody's Corp............................       900             47,439
R.R. Donnelley & Sons Co................       500             13,070
                                                     ----------------
                                                              258,261
                                                     ----------------
Computer Services (0.7%)
Automatic Data Processing, Inc..........     3,800            128,668
First Data Corp.........................     3,400            140,896
                                                     ----------------
                                                              269,564
                                                     ----------------
Computer Software & Processing (4.9%)
Adobe Systems, Inc......................       700             22,449
Citrix Systems, Inc.*...................     1,500             30,540
Computer Associates International,
  Inc...................................     1,400             31,192
Compuware Corp.*........................     1,400              8,078
Electronic Arts, Inc.*..................       800             59,192
Electronic Data Systems Corp............     2,400             51,480
IMS Health, Inc.........................     1,300             23,387
Intuit, Inc.*...........................     1,100             48,983
Mercury Interactive Corp.*..............       500             19,305
Microsoft Corp..........................    46,100          1,180,621
NCR Corp.*..............................       300              7,686
Oracle Corp.*...........................    22,600            271,652
PeopleSoft, Inc.*.......................       600             10,554
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Computer Software & Processing (continued)
Siebel Systems, Inc.*...................     1,800   $         17,172
Symantec Corp.*.........................       500             21,930
Veritas Software Corp.*.................     1,600             45,872
                                                     ----------------
                                                            1,850,093
                                                     ----------------
Computers & Information (1.7%)
Cisco Systems, Inc.*....................    31,300            522,397
Lexmark International, Inc.*............       400             28,308
Network Appliance, Inc.*................     2,300             37,283
Pitney Bowes, Inc.......................     1,400             53,774
                                                     ----------------
                                                              641,762
                                                     ----------------
Conglomerates (0.5%)
Textron, Inc............................       900             35,118
Tyco International Ltd..................     8,100            153,738
                                                     ----------------
                                                              188,856
                                                     ----------------
Consumer Goods and Services (0.8%)
Clorox Co...............................       600             25,590
Eastman Kodak Co........................     1,800             49,230
Fortune Brands, Inc.....................       700             36,540
Gillette Co.............................     4,300            136,998
Newell Rubbermaid, Inc..................     1,200             33,600
                                                     ----------------
                                                              281,958
                                                     ----------------
Containers & Packaging (0.0%)
Bemis Co., Inc..........................       200              9,360
                                                     ----------------
Cosmetics & Personal Care (1.8%)
Avon Products, Inc......................       900             55,980
Colgate-Palmolive Co....................     2,600            150,670
Proctor & Gamble Co.....................     5,400            481,572
                                                     ----------------
                                                              688,222
                                                     ----------------
Distribution Services (0.2%)
SYSCO Corp..............................     3,000             90,120
                                                     ----------------
Diversified Computer Products (0.1%)
Sun Microsystems, Inc.*.................     8,500             39,100
                                                     ----------------
Education (0.2%)
Apollo Group, Inc., Class A*............     1,000             61,760
                                                     ----------------
Electric Utilities (1.9%)
Ameren Corp.............................       200              8,820
American Electric Power Company, Inc....       600             17,898
Calpine Corp.*..........................     1,000              6,600
CenterPoint Energy, Inc.................       700              5,705
Consolidated Edison, Inc................       300             12,984
Constellation Energy Group, Inc.........       500             17,150
Dominion Resources, Inc.................     1,100             70,697
DTE Energy Co...........................       500             19,320
Duke Energy Corp........................     3,100             61,845
Edison International*...................     1,200             19,716

92    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Electric Utilities (continued)
Entergy Corp............................       200   $         10,556
Exelon Corp.............................     1,700            101,677
FirstEnergy Corp........................     1,100             42,295
FPL Group, Inc..........................       500             33,425
KeySpan Corp............................       400             14,180
NiSource, Inc...........................       800             15,200
PG&E Corp.*.............................     1,000             21,150
PPL Corp................................       600             25,800
Progress Energy, Inc....................       800             35,120
Public Service Enterprise Group, Inc....     1,100             46,475
Sempra Energy...........................       900             25,677
Southern Co.............................     2,400             74,784
TECO Energy, Inc........................       600              7,194
TXU Corp................................       500             11,225
                                                     ----------------
                                                              705,493
                                                     ----------------
Electronic Components (0.7%)
Analog Devices, Inc.*...................     1,000             34,820
LSI Logic Corp.*........................       900              6,372
Maxim Intergrated Products, Inc.........     1,500             51,285
Texas Instruments, Inc..................     7,400            130,240
Xilinx, Inc.*...........................     1,600             40,496
                                                     ----------------
                                                              263,213
                                                     ----------------
Electronic Systems (0.1%)
Applera Corp.-Applied Biosystems
  Group.................................     1,300             24,739
QLogic Corp.*...........................       500             24,165
                                                     ----------------
                                                               48,904
                                                     ----------------
Electronics (6.2%)
Agilent Technologies, Inc.*.............     1,300             25,415
Altera Corp.*...........................     1,000             16,400
American Power Conversion Corp.*........       700             10,913
Applied Materials, Inc.*................     5,400             85,644
Broadcom Corp., Class A*................       800             19,928
EMC Corp.*..............................     9,100             95,277
Emerson Electric Co.....................     1,100             56,210
General Electric Co.....................    42,800          1,227,504
Intel Corp..............................    28,100            584,030
Jabil Circuit, Inc.*....................       700             15,470
JDS Uniphase Corp.*.....................     4,200             14,742
KLA Instruments Corp.*..................       400             18,596
Linear Technology Corp..................       900             28,989
Micron Technology, Inc.*................     2,000             23,260
Molex, Inc..............................       300              8,097
National Semiconductor Corp.*...........       600             11,832
NVIDIA Corp.*...........................     1,100             25,311
PerkinElmer, Inc........................       800             11,048
Sanmina Corp.*..........................     1,500              9,465
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Electronics (continued)
Solectron Corp.*........................     2,300   $          8,602
Waters Corp.*...........................       800             23,304
                                                     ----------------
                                                            2,320,037
                                                     ----------------
Entertainment & Leisure (1.1%)
Carnival Corp. (Panama).................     2,700             87,777
Harrah's Entertainment, Inc.*...........       700             28,168
International Game Technology*..........       700             71,631
Mattel, Inc.............................     2,700             51,084
Walt Disney Co..........................     8,000            158,000
                                                     ----------------
                                                              396,660
                                                     ----------------
Financial Services (4.9%)
American Express Corp...................     5,500            229,955
Bear Stearns Companies, Inc.............       100              7,242
Capital One Financial Corp..............     1,000             49,180
Charles Schwab & Co., Inc...............     4,800             48,432
Concord EFS, Inc.*......................     2,100             30,912
Countrywide Financial Corp..............       900             62,613
Fannie Mae..............................     4,100            276,504
Fiserv, Inc.*...........................     2,100             74,781
Freddie Mac.............................     2,900            147,233
Goldman Sachs Group, Inc. (The).........     1,700            142,375
Janus Capital Group, Inc................       900             14,760
John Hancock Financial Services, Inc....     2,300             70,679
Lehman Brothers Holdings................       900             59,832
MBNA Corp...............................     7,150            149,006
Mellon Financial Corp...................     1,400             38,850
Merrill Lynch & Co......................     3,200            149,376
Morgan Stanley..........................     4,400            188,100
Principal Financial Group, Inc..........     1,100             35,475
Providian Financial Corp.*..............     1,000              9,260
SLM Corp................................     1,200             47,004
                                                     ----------------
                                                            1,831,569
                                                     ----------------
Food Retailers (0.7%)
Albertson's, Inc........................     2,300             44,160
Kroger Co. (The)*.......................     5,700             95,076
Safeway, Inc.*..........................     3,300             67,518
Starbucks Corp.*........................     2,600             63,752
                                                     ----------------
                                                              270,506
                                                     ----------------
Forest Products & Paper (0.8%)
Georgia-Pacific Corp....................     1,300             24,635
International Paper Co..................     1,300             46,449
Kimberly-Clark Corp.....................     2,600            135,564
MeadWestvaco Corp.......................       482             11,905
Pactiv Corp.*...........................       900             17,739
Sealed Air Corp.*.......................       600             28,596
Weyerhauser Co..........................       500             27,000
                                                     ----------------
                                                              291,888
                                                     ----------------

                                        See Notes to Financial Statements.    93

ING DSI Enhanced Index Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Health Care Providers & Services (1.4%)
HCA, Inc................................     3,100   $         99,324
Health Management Associates, Inc.,
  Class A...............................     2,000             36,900
Manor Care, Inc.*.......................       700             17,507
McKesson HBOC, Inc......................     2,300             82,202
St. Jude Medical, Inc.*.................       700             40,250
UnitedHealth Group, Inc.................     3,000            150,750
WellPoint Health Networks, Inc.*........     1,000             84,300
                                                     ----------------
                                                              511,233
                                                     ----------------
Heavy Machinery (0.7%)
Black & Decker Corp.....................       300             13,035
Caterpillar, Inc........................       800             44,528
Danaher Corp............................       500             34,025
Deere & Co..............................     1,000             45,700
Dover Corp..............................       400             11,984
Illinois Tool Works, Inc................     1,000             65,850
Ingersoll Rand Co.......................       300             14,196
Stanley Works (The).....................       900             24,840
                                                     ----------------
                                                              254,158
                                                     ----------------
Home Construction, Furnishings & Appliances (2.2%)
American Standard Companies, Inc.*......       700             51,751
Bed Bath & Beyond, Inc.*................     1,300             50,453
Centex Corp.............................       300             23,337
Home Depot, Inc.........................    11,000            364,320
Johnson Controls, Inc...................       400             34,240
KB Home.................................       200             12,396
Lowe's Companies, Inc...................     3,600            154,620
Masco Corp..............................     3,100             73,935
Maytag Corp.............................     1,500             36,630
Pulte Homes, Inc........................       300             18,498
                                                     ----------------
                                                              820,180
                                                     ----------------
Household Products (0.1%)
Tupperware Corp.........................     1,600             22,976
                                                     ----------------
Industrial--Diversified (0.0%)
Crane Co................................       700             15,841
                                                     ----------------
Insurance (4.8%)
ACE Ltd. (Bermuda)......................       300             10,287
Aetna, Inc..............................       100              6,020
Aflac, Inc..............................     2,400             73,800
Allstate Corp...........................     3,200            114,080
Ambac Financial Group, Inc..............       600             39,750
American International Group, Inc.......    11,200            618,016
Anthem, Inc.*...........................       900             69,435
Aon Corp................................     2,500             60,200
Chubb Corp..............................       900             54,000
CIGNA Corp..............................     1,000             46,940
Cincinnati Financial Corp...............       200              7,418
Hartford Financial Services Group, Inc.
  (The).................................       600             30,216
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Insurance (continued)
Humana, Inc.*...........................     1,800   $         27,180
Jefferson-Pilot Corp....................       500             20,730
Loews Corp..............................       300             14,187
Marsh & McLennan Co., Inc...............     2,300            117,461
MBIA, Inc...............................       800             39,000
MetLife, Inc............................     3,900            110,448
MGIC Investment Corp....................       700             32,648
Progressive Corp........................     1,100             80,410
Prudential Financial, Inc...............     2,000             67,300
St. Paul Companies, Inc. (The)..........       900             32,859
Travelers Property Casualty Corp., Class
  B.....................................     5,863             92,460
UNUMProvident Corp......................       800             10,728
XL Capital Ltd. (Bermuda)...............       300             24,900
                                                     ----------------
                                                            1,800,473
                                                     ----------------
Media--Broadcasting & Publishing (3.0%)
AOL Time Warner, Inc.*..................    16,800            270,312
Clear Channel Communications, Inc.*.....     2,300             97,497
Comcast Corp., Class A*.................     8,399            253,482
Gannett Co., Inc........................       900             69,129
McGraw-Hill Companies, Inc..............       800             49,600
New York Times Co. (The), Class A.......       300             13,650
Tribune Co..............................       500             24,150
Univision Communications, Inc., Class
  A*....................................       900             27,360
Viacom, Inc., Class B*..................     7,400            323,084
                                                     ----------------
                                                            1,128,264
                                                     ----------------
Media--Internet (0.2%)
Yahoo! Inc.*............................     2,300             75,348
                                                     ----------------
Medical and Health Products (2.1%)
Bausch & Lomb, Inc......................       300             11,250
Baxter International, Inc...............     4,000            104,000
Becton Dickinson & Co...................       600             23,310
Biomet, Inc.............................       900             25,794
Boston Scientific Corp.*................     1,300             79,430
Guidant Corp............................     2,000             88,780
Medtronic, Inc..........................     5,500            263,835
Quest Diagnostics, Inc.*................       600             38,280
Quintiles Transnational Corp.*..........       600              8,514
Stryker Corp............................       900             62,433
Tenet Healthcare Corp.*.................     1,300             15,145
Zimmer Holdings, Inc.*..................     1,300             58,565
                                                     ----------------
                                                              779,336
                                                     ----------------
Metals and Mining (0.4%)
Alcoa, Inc..............................     3,100             79,050
Freeport-McMoRan Copper & Gold, Inc.,
  Class B...............................     1,100             26,950
Newmont Mining Corp.....................       700             22,722
Nucor Corp..............................       200              9,770

94    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Metals and Mining (continued)
United States Steel Corp................     1,200   $         19,644
Worthington Industries, Inc.............       400              5,360
                                                     ----------------
                                                              163,496
                                                     ----------------
Oil & Gas (5.4%)
Amerada Hess Corp.......................       200              9,836
Anadarko Petroleum Corp.................     1,500             66,705
Apache Corp.............................       662             43,070
Baker Hughes, Inc.......................     1,000             33,570
Burlington Resources, Inc...............       600             32,442
ChevronTexaco Corp......................     4,800            346,560
ConocoPhillips..........................     3,016            165,277
Devon Energy Corp.......................       600             32,040
El Paso Corp............................     2,200             17,776
Exxon Mobil Corp........................    28,000          1,005,480
Halliburton Co..........................       700             16,100
Kerr-Mcgee Corp.........................       200              8,960
Kinder Morgan, Inc......................       800             43,720
Marathon Oil Corp.......................     2,100             55,335
Occidental Petroleum Corp...............       800             26,840
Schlumberger Ltd........................     2,000             95,140
Transocean, Inc.*.......................       800             17,576
Unocal Corp.............................       800             22,952
                                                     ----------------
                                                            2,039,379
                                                     ----------------
Pharmaceuticals (11.8%)
Abbott Laboratories.....................     6,700            293,192
AmerisourceBergen Corp..................     1,000             69,350
Amgen, Inc.*............................     4,868            323,430
Bristol-Myers Squibb Co.................     9,200            249,780
Cardinal Health, Inc....................     2,100            135,030
Eli Lilly and Co........................     5,000            344,850
Forest Laboratories, Inc.*..............     2,100            114,975
Genzyme Corp.*..........................       300             12,540
Johnson & Johnson.......................    12,700            656,590
King Pharmaceuticals, Inc.*.............     1,200             17,712
Merck & Co., Inc........................     9,900            599,445
Pfizer, Inc.............................    34,440          1,176,126
Schering-Plough Corp....................     5,800            107,880
Sigma-Aldrich Corp......................       400             21,672
Watson Pharmaceuticals, Inc.*...........       400             16,148
Wyeth...................................     6,300            286,965
                                                     ----------------
                                                            4,425,685
                                                     ----------------
Pollution Control (0.2%)
Allied Waste Industries, Inc.*..........     2,200             22,110
Waste Management, Inc...................     2,300             55,407
                                                     ----------------
                                                               77,517
                                                     ----------------
Railroads (0.2%)
Burlington Northern Santa Fe Corp.......       600             17,064
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Railroads (continued)
CSX Corp................................       400   $         12,036
Union Pacific Corp......................       700             40,614
                                                     ----------------
                                                               69,714
                                                     ----------------
Real Estate (0.1%)
Equity Office Properties Trust (REIT)...       500             13,505
Simon Property Group, Inc. (REIT).......       400             15,612
                                                     ----------------
                                                               29,117
                                                     ----------------
Restaurants and Lodging (0.9%)
Cendant Corp.*..........................     6,400            117,248
Darden Restaurants, Inc.................       300              5,694
McDonald's Corp.........................     5,400            119,124
Wendy's International, Inc..............     1,000             28,970
Yum! Brands, Inc.*......................     2,500             73,900
                                                     ----------------
                                                              344,936
                                                     ----------------
Retailers (6.1%)
Autozone, Inc.*.........................       700             53,179
Best Buy Co., Inc.*.....................     2,250             98,820
Circuit City Stores-Circuit City
  Group.................................     1,200             10,560
Costco Wholesale Corp.*.................     2,200             80,520
CVS Corp................................     2,900             81,287
Dollar General Corp.....................     2,900             52,954
Family Dollar Stores, Inc...............       500             19,075
Federated Department Stores, Inc........       800             29,480
J.C. Penney Company, Inc................       500              8,425
Kohl's Corp.*...........................     1,700             87,346
May Department Stores Co. (The).........     2,300             51,198
Nordstrom, Inc..........................       900             17,568
Office Depot, Inc.*.....................     2,600             37,726
Radioshack Corp.........................     1,400             36,834
Sears, Roebuck and Co...................     2,300             77,372
Staples, Inc.*..........................     2,600             47,710
Target Corp.............................     4,000            151,360
The Gap, Inc............................     5,200             97,552
Tiffany & Co............................       600             19,608
TJX Co., Inc............................     3,600             67,824
Toys 'R' Us, Inc.*......................       700              8,484
Wal-Mart Stores, Inc....................    18,800          1,008,996
Walgreen Co.............................     5,200            156,520
                                                     ----------------
                                                            2,300,398
                                                     ----------------
Telecommunications (5.0%)
ALLTEL Corp.............................     1,600             77,152
AT&T Corp...............................     3,920             75,460
AT&T Wireless Services, Inc.*...........    11,000             90,310
BellSouth Corp..........................     8,900            237,007
CenturyTel, Inc.........................       200              6,970
CIENA Corp.*............................     1,500              7,785
Corning, Inc.*..........................     3,200             23,648

                                        See Notes to Financial Statements.    95

ING DSI Enhanced Index Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Telecommunications (continued)
Lucent Technologies, Inc.*..............     5,800   $         11,774
Motorola, Inc...........................    10,700            100,901
Nextel Communications, Inc., Class A*...     6,100            110,288
QUALCOMM, Inc...........................     4,300            153,725
Qwest Communications International,
  Inc.*.................................     2,700             12,906
SBC Communications, Inc.................    15,200            388,360
Scientific-Atlanta, Inc.................       700             16,688
Sprint Corp.............................     4,200             60,480
Sprint Corp. (PCS Group)*...............     3,700             21,275
Verizon Communications, Inc.............    11,900            469,455
                                                     ----------------
                                                            1,864,184
                                                     ----------------
Textiles, Clothing & Fabrics (0.2%)
Jones Apparel Group, Inc.*..............       900             26,334
Liz Claiborne, Inc......................       500             17,625
Nike, Inc., Class B.....................       700             37,443
                                                     ----------------
                                                               81,402
                                                     ----------------
Total Common Stocks (Cost $40,933,398)                     37,213,864
                                                     ----------------
REGISTERED INVESTMENT COMPANIES (0.8%)
Exchange Traded Funds (0.8%)
Standard & Poors Depositary Receipts
  Trust, Series 1.......................     3,000            292,890
                                                     ----------------
Total Registered Investment Companies
 (Cost $298,081)                                              292,890
                                                     ----------------
                                          Share/Principal
                                              Amount
                                          ---------------
SHORT-TERM INVESTMENTS (5.7%)
Security Lending Collateral (5.7%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................      $ 89,765               89,765
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................       259,438              259,438
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................        64,859               64,859
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................       162,149              162,149
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................        64,859               64,859
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................       227,008              227,008
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........       324,298              324,298
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............        64,860               64,860
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................       239,980              239,980
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................       135,051              135,051
                                             Principal          Market
                                              Amount            Value
                                          ---------------  ----------------
Security Lending Collateral (continued)
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................      $304,840     $        304,840
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................        64,859               64,859
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................       145,934              145,934
                                                           ----------------
                                                                  2,147,900
                                                           ----------------
Total Short-Term Investments (Cost $2,147,900)                    2,147,900
                                                           ----------------

TOTAL INVESTMENTS At Market Value
(105.7%)
  (Cost $43,379,379)                      $  39,654,654
Other assets in excess of liabilities
(-5.7%)                                      (2,134,319)
                                          -------------
Net Assets (100.0%)                       $  37,520,335
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $1,675,754
Unrealized losses.................................  (5,400,479)
                                                    ----------
  Net unrealized (loss)...........................  $(3,724,725)
                                                    ==========

   *  Non-income producing security.

 REIT Real Estate Investment Trust

 Category percentages are based on net assets.

96    See Notes to Financial Statements.

ING Goldman Sachs-Registered Trademark- Capital Growth Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
COMMON STOCKS (95.9%)
Advertising (0.3%)
Lamar Advertising Co.*..................     7,100    $        249,991
                                                      ----------------
Aerospace & Defense (0.6%)
Lockheed Martin Corp....................     4,400             209,308
Raytheon Co.............................     3,900             128,076
United Technologies, Inc................     2,700             191,241
                                                      ----------------
                                                               528,625
                                                      ----------------
Banking (6.2%)
Bank of America Corp....................    17,600           1,390,928
Bank of New York Co., Inc...............     8,200             235,750
Citigroup, Inc..........................    48,700           2,084,360
State Street Corp.......................    20,300             799,820
Wells Fargo & Co........................    20,000           1,008,000
                                                      ----------------
                                                             5,518,858
                                                      ----------------
Beverages, Food & Tobacco (5.5%)
Coca-Cola Co............................    28,900           1,341,249
PepsiCo, Inc............................    51,490           2,291,305
Wm. Wrigley Jr., Co.....................    21,400           1,203,322
                                                      ----------------
                                                             4,835,876
                                                      ----------------
Business Machines (3.1%)
Dell Computer Corp.*....................    52,400           1,674,704
International Business Machines Corp....    13,400           1,105,500
                                                      ----------------
                                                             2,780,204
                                                      ----------------
Business Services (1.5%)
Paychex, Inc............................     7,300             213,963
Sabre Holdings Corp.....................    32,600             803,590
Valassis Communications, Inc.*..........    11,050             284,206
                                                      ----------------
                                                             1,301,759
                                                      ----------------
Chemicals (2.1%)
3M Co...................................     8,000           1,031,840
Du Pont (E.I.) de Nemours...............    19,776             823,473
                                                      ----------------
                                                             1,855,313
                                                      ----------------
Commercial Services (0.1%)
Moody's Corp............................     2,400             126,504
                                                      ----------------
Computer Services (2.2%)
Automatic Data Processing, Inc..........     6,000             203,160
First Data Corp.........................    42,800           1,773,632
                                                      ----------------
                                                             1,976,792
                                                      ----------------
Computer Software & Processing (6.0%)
Intuit, Inc.*...........................    16,100             716,933
Microsoft Corp..........................   164,800           4,220,528
Oracle Corp.*...........................    31,400             377,428
                                                      ----------------
                                                             5,314,889
                                                      ----------------
Computers & Information (2.1%)
Cisco Systems, Inc.*....................   112,200           1,872,618
                                                      ----------------
                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Consumer Goods and Services (0.6%)
Gillette Co.............................    17,100    $        544,806
                                                      ----------------
Cosmetics & Personal Care (3.5%)
Avon Products, Inc......................    12,600             783,720
Colgate-Palmolive Co....................    18,800           1,089,460
Proctor & Gamble Co.....................    14,000           1,248,520
                                                      ----------------
                                                             3,121,700
                                                      ----------------
Electronic Components (1.4%)
Texas Instruments, Inc..................    47,800             841,280
Xilinx, Inc.*...........................    13,900             351,809
                                                      ----------------
                                                             1,193,089
                                                      ----------------
Electronics (6.7%)
EMC Corp.*..............................    79,200             829,224
Energizer Holdings, Inc.*...............    15,333             481,456
General Electric Co.....................    90,000           2,581,200
Intel Corp..............................   100,000           2,078,400
                                                      ----------------
                                                             5,970,280
                                                      ----------------
Entertainment & Leisure (0.5%)
Harrah's Entertainment, Inc.*...........     5,000             201,200
Metro-Goldwyn-Mayer, Inc.*..............    19,800             245,916
                                                      ----------------
                                                               447,116
                                                      ----------------
Financial Services (7.4%)
Charles Schwab & Co., Inc...............    66,650             672,498
Fannie Mae..............................    31,200           2,104,128
Freddie Mac.............................    35,500           1,802,335
MBNA Corp...............................    54,450           1,134,738
Merrill Lynch & Co......................     6,100             284,748
Morgan Stanley..........................     7,300             312,075
SLM Corp................................     6,300             246,771
                                                      ----------------
                                                             6,557,293
                                                      ----------------
Forest Products & Paper (1.1%)
International Paper Co..................    14,800             528,804
Weyerhauser Co..........................     7,500             405,000
                                                      ----------------
                                                               933,804
                                                      ----------------
Home Construction, Furnishings & Appliances (0.4%)
Lowe's Companies, Inc...................     9,000             386,550
                                                      ----------------
Insurance (3.0%)
Ambac Financial Group, Inc..............    18,850           1,248,812
American International Group, Inc.......    25,137           1,387,060
                                                      ----------------
                                                             2,635,872
                                                      ----------------
Media--Broadcasting & Publishing (10.3%)
AOL Time Warner, Inc.*..................    98,100           1,578,429
Cablevision Systems Corp., New York
  Group, Class A*.......................    25,783             535,255
Clear Channel Communications, Inc.*.....    29,804           1,263,392
Cox Communications, Inc.*...............     7,500             239,250
Gannett Co., Inc........................     5,700             437,817

                                        See Notes to Financial Statements.    97

ING Goldman Sachs-Registered Trademark- Capital Growth Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Media--Broadcasting & Publishing (continued)
Liberty Media Corp., Class A*...........    78,600    $        908,616
McGraw-Hill Companies, Inc..............     2,400             148,800
New York Times Co. (The), Class A.......    13,400             609,700
Univision Communications, Inc., Class
  A*....................................    31,700             963,680
Viacom, Inc., Class B*..................    56,812           2,480,412
                                                      ----------------
                                                             9,165,351
                                                      ----------------
Oil & Gas (5.6%)
Anadarko Petroleum Corp.................     5,300             235,691
Apache Corp.............................     3,990             259,589
ChevronTexaco Corp......................    15,136           1,092,819
Exxon Mobil Corp........................    85,568           3,072,747
Schlumberger Ltd........................     5,900             280,663
                                                      ----------------
                                                             4,941,509
                                                      ----------------
Pharmaceuticals (12.7%)
Amgen, Inc.*............................    12,700             843,788
Bristol-Myers Squibb Co.................    26,400             716,760
Eli Lilly and Co........................    23,600           1,627,692
Johnson & Johnson.......................    37,500           1,938,750
Merck & Co., Inc........................    15,400             932,470
Pfizer, Inc.............................    94,350           3,222,053
Schering-Plough Corp....................    23,300             433,380
Wyeth...................................    32,800           1,494,040
                                                      ----------------
                                                            11,208,933
                                                      ----------------
Pollution Control (0.2%)
Waste Management, Inc...................     6,000             144,540
                                                      ----------------
Restaurants and Lodging (3.5%)
Cendant Corp.*..........................    83,959           1,538,129
Marriott International, Inc., Class A...    27,800           1,068,076
Starwood Hotels & Resorts Worldwide,
  Inc...................................    16,900             483,171
                                                      ----------------
                                                             3,089,376
                                                      ----------------
Retailers (4.9%)
Dollar Tree Stores, Inc.*...............     9,200             291,916
Family Dollar Stores, Inc...............    12,300             469,245
Wal-Mart Stores, Inc....................    61,500           3,300,705
Walgreen Co.............................    10,600             319,060
                                                      ----------------
                                                             4,380,926
                                                      ----------------
Telecommunications (4.4%)
Crown Castle International Corp.*.......    58,700             456,099
Echostar Communications Corp.*..........    27,800             962,436
QUALCOMM, Inc...........................    25,700             918,775
SBC Communications, Inc.................    32,000             817,600
Verizon Communications, Inc.............    19,024             750,497
                                                      ----------------
                                                             3,905,407
                                                      ----------------
Total Common Stocks (Cost $100,243,737)                     84,987,981
                                                      ----------------
                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
REGISTERED INVESTMENT COMPANIES (2.5%)
Exchange Traded Funds (2.5%)
Standard & Poors Depositary Receipts
  Trust, Series 1.......................    22,700    $      2,216,201
                                                      ----------------
Total Registered Investment Companies
 (Cost $2,121,843)                                           2,216,201
                                                      ----------------
                                          Share/Principal
                                              Amount
                                          ---------------
SHORT-TERM INVESTMENTS (4.4%)
Security Lending Collateral (4.4%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................    $  160,793              160,793
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................       464,724              464,724
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................       116,181              116,181
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................       290,453              290,453
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................       116,181              116,181
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................       406,634              406,634
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........       580,906              580,906
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............       116,181              116,181
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................       429,870              429,870
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................       241,913              241,913
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................       546,051              546,051
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................       116,181              116,181
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................       261,408              261,408
                                                           ----------------
                                                                  3,847,476
                                                           ----------------
Total Short-Term Investments (Cost $3,847,476)                    3,847,476
                                                           ----------------

TOTAL INVESTMENTS At Market Value
(102.8%)
  (Cost $106,213,056)                     $  91,051,658
Other assets in excess of liabilities
(-2.8%)                                      (2,438,993)
                                          -------------
Net Assets (100.0%)                       $  88,612,665
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $ 3,852,994
Unrealized losses.................................  (19,014,392)
                                                    -----------
  Net unrealized (loss)...........................  $(15,161,398)
                                                    ===========

   *  Non-income producing security.
 Category percentages are based on net assets.

98    See Notes to Financial Statements.

ING Goldman Sachs-Registered Trademark- Core Equity Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
COMMON STOCKS (99.8%)
Apparel Retailers (0.1%)
Limited, Inc............................     5,500   $         85,250
                                                     ----------------
Automotive (1.9%)
Ford Motor Co...........................    40,100            440,699
General Motors Corp.....................    26,000            936,000
General Motors Corp., Class H*..........    21,000            269,010
                                                     ----------------
                                                            1,645,709
                                                     ----------------
Banking (9.7%)
Bank of America Corp....................    25,300          1,999,459
Citigroup, Inc..........................    44,966          1,924,545
National City Corp......................    13,000            425,230
Popular, Inc. (Puerto Rico).............     3,500            135,065
Southtrust Corp.........................    13,200            359,040
SunTrust Banks, Inc.....................    14,400            854,496
U.S. Bancorp............................    31,800            779,100
UnionBanCal Corp........................     1,800             74,466
Wachovia Corp...........................    33,400          1,334,664
Wells Fargo & Co........................     8,000            403,200
                                                     ----------------
                                                            8,289,265
                                                     ----------------
Beverages, Food & Tobacco (2.7%)
Archer-Daniels-Midland Co...............     8,099            104,234
Coca-Cola Co............................     4,900            227,409
Kraft Foods, Inc........................    25,900            843,045
R.J. Reynolds Tobacco Holdings, Inc.....    15,800            587,918
Tyson Foods, Inc., Class A..............    53,000            562,860
                                                     ----------------
                                                            2,325,466
                                                     ----------------
Biotechnology (0.8%)
Chiron Corp.*...........................     2,600            113,672
Genentech, Inc.*........................     2,500            180,300
MedImmune, Inc.*........................    10,900            396,433
                                                     ----------------
                                                              690,405
                                                     ----------------
Business Machines (4.3%)
Dell Computer Corp.*....................    50,000          1,598,000
Hewlett-Packard Co......................    69,469          1,479,690
International Business Machines Corp....     7,600            627,000
                                                     ----------------
                                                            3,704,690
                                                     ----------------
Business Services (1.5%)
Computer Sciences Corp.*................    20,600            785,272
Deluxe Corp.............................     9,700            434,560
FedEx Corp..............................     1,300             80,639
                                                     ----------------
                                                            1,300,471
                                                     ----------------
Capital Equipment (0.0%)
Rockwell International Corp.............       600             14,304
                                                     ----------------
Chemicals (1.5%)
3M Co...................................     2,100            270,858
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Chemicals (continued)
Monsanto Co.............................    27,400   $        592,936
Rohm & Haas Co..........................     2,100             65,163
Sherwin-Williams Co.....................    12,300            330,624
                                                     ----------------
                                                            1,259,581
                                                     ----------------
Commercial Services (1.6%)
eBay, Inc.*.............................     4,400            458,392
Moody's Corp............................    17,900            943,509
                                                     ----------------
                                                            1,401,901
                                                     ----------------
Computer Services (0.1%)
Ingram Micro, Inc., Class A*............     7,900             86,900
                                                     ----------------
Computer Software & Processing (4.9%)
BMC Software, Inc.*.....................     6,100             99,613
Citrix Systems, Inc.*...................     5,400            109,944
Computer Associates International,
  Inc...................................    18,700            416,636
Electronic Arts, Inc.*..................     3,800            281,162
Intuit, Inc.*...........................    19,000            846,070
Microsoft Corp..........................    72,600          1,859,286
Oracle Corp.*...........................    45,600            548,112
                                                     ----------------
                                                            4,160,823
                                                     ----------------
Computers & Information (1.3%)
Cisco Systems, Inc.*....................    17,600            293,744
Lexmark International, Inc.*............    11,000            778,470
                                                     ----------------
                                                            1,072,214
                                                     ----------------
Consumer Goods and Services (0.6%)
Clorox Co...............................     5,600            238,840
Eastman Kodak Co........................     9,700            265,295
                                                     ----------------
                                                              504,135
                                                     ----------------
Cosmetics & Personal Care (3.9%)
Avon Products, Inc......................    14,000            870,800
Colgate-Palmolive Co....................    10,300            596,885
Proctor & Gamble Co.....................    20,400          1,819,272
                                                     ----------------
                                                            3,286,957
                                                     ----------------
Distribution Services (1.2%)
SYSCO Corp..............................    33,600          1,009,344
                                                     ----------------
Electric Utilities (2.5%)
Allegheny Energy, Inc...................    37,500            316,875
Edison International*...................    13,200            216,876
Entergy Corp............................    18,200            960,596
PG&E Corp.*.............................    31,200            659,880
                                                     ----------------
                                                            2,154,227
                                                     ----------------
Electronic Components (1.6%)
Avnet, Inc.*............................    26,300            333,484
Texas Instruments, Inc..................    56,900          1,001,440
                                                     ----------------
                                                            1,334,924
                                                     ----------------

                                        See Notes to Financial Statements.    99

ING Goldman Sachs-Registered Trademark- Core Equity Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Electronic Systems (0.5%)
Applera Corp.-Applied Biosystems
  Group.................................    23,300   $        443,399
                                                     ----------------
Electronics (5.2%)
Advanced Micro Devices, Inc.*...........    43,600            279,476
American Power Conversion Corp.*........    31,200            486,408
Arrow Electronics, Inc.*................    13,400            204,216
General Electric Co.....................    67,400          1,933,032
Intel Corp..............................    47,600            989,318
SanDisk Corp.*..........................    13,200            532,620
                                                     ----------------
                                                            4,425,070
                                                     ----------------
Financial Services (5.3%)
American Express Corp...................    18,200            760,942
Bear Stearns Companies, Inc.............     5,200            376,584
Freddie Mac.............................     4,700            238,619
Lehman Brothers Holdings................     2,300            152,904
MBNA Corp...............................    20,800            433,472
Merrill Lynch & Co......................    20,800            970,944
Morgan Stanley..........................     8,500            363,375
Principal Financial Group, Inc..........     9,900            319,275
SLM Corp................................    23,100            904,827
                                                     ----------------
                                                            4,520,942
                                                     ----------------
Food Retailers (1.0%)
Starbucks Corp.*........................    33,900            831,228
                                                     ----------------
Forest Products & Paper (0.1%)
International Paper Co..................     2,900            103,617
                                                     ----------------
Health Care Providers & Services (2.5%)
McKesson HBOC, Inc......................    29,700          1,061,478
PacifiCare Health Systems, Inc., Class
  A*....................................    15,200            749,816
UnitedHealth Group, Inc.................     4,400            221,100
WellPoint Health Networks, Inc.*........     1,300            109,590
                                                     ----------------
                                                            2,141,984
                                                     ----------------
Heavy Machinery (0.1%)
W.W. Grainger, Inc......................     1,800             84,168
                                                     ----------------
Home Construction, Furnishings & Appliances (0.3%)
Johnson Controls, Inc...................     3,400            291,040
                                                     ----------------
Insurance (5.5%)
Aetna, Inc..............................    11,300            680,260
American International Group, Inc.......     9,957            549,427
CNA Financial Corp.*....................    12,700            312,420
Fidelity National Financial, Inc........     5,375            165,335
Health Net, Inc.*.......................     4,900            161,455
Loews Corp..............................    14,300            676,247
MetLife, Inc............................    29,900            846,768
Nationwide Financial Services, Inc.,
  Class A...............................     2,500             81,250
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Insurance (continued)
Prudential Financial, Inc...............    30,900   $      1,039,785
Travelers Property Casualty Corp., Class
  B.....................................    10,003            157,747
                                                     ----------------
                                                            4,670,694
                                                     ----------------
Media--Broadcasting & Publishing (4.3%)
AOL Time Warner, Inc.*..................    40,750            655,667
Comcast Corp., Class A*.................    22,006            664,141
Fox Entertainment Group, Inc.*..........    30,000            863,400
Liberty Media Corp., Class A*...........    33,200            383,792
McGraw-Hill Companies, Inc..............     1,300             80,600
Viacom, Inc., Class B*..................    23,639          1,032,079
                                                     ----------------
                                                            3,679,679
                                                     ----------------
Medical and Health Products (2.9%)
Boston Scientific Corp.*................    14,600            892,060
Guidant Corp............................    11,400            506,046
Medtronic, Inc..........................     1,300             62,361
Zimmer Holdings, Inc.*..................    21,900            986,595
                                                     ----------------
                                                            2,447,062
                                                     ----------------
Metals and Mining (0.2%)
Alcoa, Inc..............................     3,500             89,250
Newmont Mining Corp.....................     2,200             71,412
                                                     ----------------
                                                              160,662
                                                     ----------------
Oil & Gas (7.1%)
Apache Corp.............................     9,260            602,456
Burlington Resources, Inc...............     1,900            102,733
ConocoPhillips..........................    13,679            749,609
Devon Energy Corp.......................     2,800            149,520
Exxon Mobil Corp........................    69,172          2,483,967
Halliburton Co..........................    34,700            798,100
Occidental Petroleum Corp...............    10,500            352,275
Sunoco, Inc.............................     5,000            188,700
Transocean, Inc.*.......................    19,400            426,218
Valero Energy Corp......................     5,000            181,650
                                                     ----------------
                                                            6,035,228
                                                     ----------------
Pharmaceuticals (9.2%)
Amgen, Inc.*............................    17,016          1,130,543
Cardinal Health, Inc....................     6,100            392,230
Forest Laboratories, Inc.*..............       200             10,950
Gilead Sciences, Inc.*..................       400             22,232
Johnson & Johnson.......................    40,300          2,083,510
Merck & Co., Inc........................    35,200          2,131,360
Pfizer, Inc.............................    61,895          2,113,714
                                                     ----------------
                                                            7,884,539
                                                     ----------------
Pollution Control (0.5%)
Waste Management, Inc...................    17,000            409,530
                                                     ----------------

100    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Railroads (0.5%)
Burlington Northern Santa Fe Corp.......    14,100   $        401,004
CSX Corp................................       600             18,054
                                                     ----------------
                                                              419,058
                                                     ----------------
Real Estate (0.2%)
Equity Office Properties Trust (REIT)...     7,500            202,575
                                                     ----------------
Retailers (6.6%)
Autonation, Inc.*.......................    33,900            532,908
CVS Corp................................     5,200            145,756
Dillard's, Inc., Class A................     1,000             13,470
J.C. Penney Company, Inc................    50,500            850,925
Saks, Inc.*.............................     9,400             91,180
Staples, Inc.*..........................    45,500            834,925
TJX Co., Inc............................       600             11,304
Toys 'R' Us, Inc.*......................     7,100             86,052
Wal-Mart Stores, Inc....................    57,400          3,080,658
                                                     ----------------
                                                            5,647,178
                                                     ----------------
Telecommunications (7.5%)
Advanced Fibre Communications, Inc.*....     1,600             26,032
ALLTEL Corp.............................     3,600            173,592
AT&T Wireless Services, Inc.*...........     4,262             34,991
Echostar Communications Corp.*..........     2,900            100,398
Harris Corp.............................    10,000            300,500
Motorola, Inc...........................    77,500            730,825
PanAmSat Corp.*.........................     3,700             68,191
QUALCOMM, Inc...........................    32,100          1,147,575
SBC Communications, Inc.................    53,822          1,375,152
Sprint Corp.............................    68,700            989,280
United States Cellular Corp.*...........     6,000            152,700
Verizon Communications, Inc.............    32,930          1,299,089
                                                     ----------------
                                                            6,398,325
                                                     ----------------
Transportation (0.1%)
Polaris Industries, Inc.................     1,300             79,820
                                                     ----------------
Total Common Stocks (Cost $83,717,495)                     85,202,364
                                                     ----------------
                                          Share/Principal
                                              Amount
                                          ---------------
SHORT-TERM INVESTMENTS (6.9%)
Security Lending Collateral (6.9%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................      $244,428              244,428
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................       706,447              706,447
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................       176,612              176,612
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................       441,530              441,530
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................       176,612              176,612
                                          Share/Principal       Market
                                              Amount            Value
                                          ---------------  ----------------
Security Lending Collateral (continued)
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................      $618,141     $        618,141
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........       883,059              883,059
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............       176,612              176,612
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................       653,464              653,464
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................       367,742              367,742
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................       830,076              830,076
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................       176,612              176,612
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................       397,377              397,377
                                                           ----------------
                                                                  5,848,712
                                                           ----------------
Total Short-Term Investments (Cost $5,848,712)                    5,848,712
                                                           ----------------

TOTAL INVESTMENTS At Market Value
(106.7%)
  (Cost $89,566,207)                      $  91,051,076
Other assets in excess of liabilities
(-6.7%)                                      (5,700,435)
                                          -------------
Net Assets (100.0%)                       $  85,350,641
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $7,094,986
Unrealized losses.................................  (5,610,117)
                                                    ----------
  Net unrealized gain.............................  $1,484,869
                                                    ==========

   *  Non-income producing security.

 REIT Real Estate Investment Trust

 Category percentages are based on net assets.

                                       See Notes to Financial Statements.    101

ING JPMorgan Fleming International Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
COMMON STOCKS (98.8%)
Australia (1.0%)
News Corp., Ltd. (The)..................   189,750    $       1,427,391
Woodside Petroleum Ltd..................   179,220            1,490,219
                                                      -----------------
                                                              2,917,610
                                                      -----------------
Belgium (1.9%)
Dexia...................................   252,350            3,190,823
Fortis..................................   124,560            2,145,764
                                                      -----------------
                                                              5,336,587
                                                      -----------------
Brazil (0.5%)
Companhia Vale do Rio Doce (CVRD) ADR...    47,000            1,394,020
                                                      -----------------
Finland (2.4%)
Nokia Oyj...............................   414,820            6,831,576
                                                      -----------------
France (13.5%)
Renault SA..............................    28,720            1,518,560
BNP Paribas SA..........................    84,350            4,286,575
Compagnie de Saint-Gobain...............   124,030            4,881,496
Imerys SA...............................    23,280            3,390,114
Dassault Systemes SA....................    70,853            2,327,214
Axa.....................................   275,250            4,270,658
Total S.A...............................    79,742           12,051,888
Aventis SA..............................    98,188            5,402,524
                                                      -----------------
                                                             38,129,029
                                                      -----------------
Germany (6.8%)
Bayerische Motoren Werke (BMW) AG.......   124,490            4,789,513
Bayer AG................................   143,755            3,331,626
Siemens AG..............................    51,740            2,538,457
Deutsche Bank AG........................    67,450            4,375,108
Schering AG.............................    37,700            1,843,568
Deutsche Post AG........................   161,080            2,366,052
                                                      -----------------
                                                             19,244,324
                                                      -----------------
Ireland (0.9%)
Bank of Ireland.........................   203,100            2,460,790
                                                      -----------------
Italy (5.0%)
ENI SpA.................................   713,740           10,795,379
Telecom Italia SpA......................   591,060            3,237,890
                                                      -----------------
                                                             14,033,269
                                                      -----------------
Japan (17.5%)
Honda Motor Co., Ltd....................    96,500            3,661,094
Shin-Etsu Chemical Co., Ltd.............    45,200            1,545,235
Secom Co., Ltd..........................    45,500            1,335,446
Nippon Telegraph & Telephone Corp.......       530            2,081,464
Sony Corp...............................    83,000            2,339,198
Hirose Electric Co., Ltd................    21,000            1,738,764
Murata Manufacturing Co., Ltd...........    41,300            1,625,415
Fuji Photo Film Co., Ltd................   111,000            3,211,623
                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Japan (continued)
Namco Ltd...............................    78,200    $       1,249,322
Nintendo Co., Ltd.......................    25,000            1,819,812
Acom Co., Ltd...........................    26,440              956,805
Nikko Cordial Corp......................   541,000            2,174,285
Sumitomo Corp...........................   311,000            1,436,621
Takefuji Corp...........................    30,780            1,598,928
Nippon Unipac Holding...................       290            1,134,078
Kao Corp................................   106,000            1,975,402
Hoya Corp...............................    46,700            3,220,287
Canon, Inc..............................   141,000            6,478,029
Chugai Pharmaceutical Co., Ltd..........   128,900            1,466,018
Takeda Chemicals Industries, Ltd........   106,100            3,919,144
Yamanouchi Pharmaceutical Co., Ltd......    99,800            2,604,636
NTT DoCoMo, Inc.........................       850            1,842,742
                                                      -----------------
                                                             49,414,348
                                                      -----------------
Netherlands (4.9%)
Koninklijke Philips Electronics N.V.....   196,400            3,735,200
ABN Amro Holdings N.V...................   237,220            4,536,048
Reed Elsevier N.V.......................   256,250            3,022,361
Wolters Kluwer N.V......................   209,780            2,529,679
                                                      -----------------
                                                             13,823,288
                                                      -----------------
Russia (0.6%)
YUKOS ADR...............................    29,700            1,663,200
                                                      -----------------
South Korea (2.6%)
Kookmin Bank............................    43,771            1,319,176
Samsung Electronics.....................    10,330            3,070,029
POSCO ADR...............................    57,470            1,505,139
SK Telecom Co., Ltd.....................    76,200            1,437,132
                                                      -----------------
                                                              7,331,476
                                                      -----------------
Spain (2.8%)
Banco Popular Espanol SA................    94,300            4,765,149
Altadis SA..............................   124,560            3,192,897
                                                      -----------------
                                                              7,958,046
                                                      -----------------
Sweden (1.3%)
Nordea AB...............................   723,310            3,486,267
                                                      -----------------
Switzerland (8.3%)
Nestle SA...............................    28,464            5,874,825
Holcim Ltd..............................    92,300            3,411,324
Zurich Financial Services AG*...........    21,135            2,520,531
Novartis AG.............................   147,060            5,820,718
Roche Holding AG-Genusss................    73,580            5,773,058
                                                      -----------------
                                                             23,400,456
                                                      -----------------
United Kingdom (28.8%)
BAE SYSTEMS PLC.........................  1,000,000           2,360,869
GKN PLC.................................   381,169            1,405,091
Abbey National PLC......................   151,614            1,181,832

102    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
United Kingdom (continued)
Barclays PLC............................   789,450    $       5,885,646
Royal Bank of Scotland Group PLC........   160,442            4,518,809
Standard Chartered PLC..................   190,300            2,320,457
Allied Domecq PLC.......................   383,680            2,123,110
Unilever PLC............................    96,090              768,126
Wolseley PLC............................   490,000            5,441,140
Brambles Industries PLC.................   451,160            1,225,833
Compass Group PLC.......................   442,840            2,397,284
National Grid Transco Group PLC.........   380,448            2,590,563
Schroders PLC...........................   282,130            2,588,332
Tesco PLC...............................  1,658,881           6,025,760
Reckitt Benckiser PLC...................   235,670            4,341,762
Aviva PLC...............................   368,470            2,568,522
GlaxoSmithkline PLC.....................   401,123            8,127,575
Rio Tinto PLC...........................   135,420            2,557,671
BG Group PLC............................  1,165,720           5,185,558
Centrica PLC............................   735,200            2,140,710
British Land Co. PLC....................   300,000            2,389,448
InterContinental Hotels Group PLC*......   250,000            1,781,006
Mitchells & Butlers PLC*................   250,000              968,163
Vodafone Group PLC......................  5,271,935          10,350,120
                                                      -----------------
                                                             81,243,387
                                                      -----------------
Total Common Stocks (Cost $262,559,003)                     278,667,673
                                                      -----------------
                                          Share/Principal
                                              Amount
                                          ---------------
SHORT-TERM INVESTMENTS (13.4%)
Security Lending Collateral (13.4%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................    $1,573,887             1,573,887
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................     4,548,855             4,548,855
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................     1,137,214             1,137,214
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................     2,843,035             2,843,035
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................     1,137,214             1,137,214
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................     3,980,248             3,980,248
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........     5,686,069             5,686,069
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............     1,137,214             1,137,214
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................     4,207,691             4,207,691
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................     2,367,912             2,367,912
Merrimac, Money Market Fund,,
  1.052%, 07/01/03......................     5,344,906             5,344,906
                                          Share/Principal       Market
                                              Amount             Value
                                          ---------------  -----------------
Security Lending Collateral (continued)
Parkland LLC, Medium Term Note,
  1.018%, 11/26/03......................    $1,137,214     $       1,137,214
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................     2,558,731             2,558,731
                                                           -----------------
                                                                  37,660,190
                                                           -----------------
Total Short-Term Investments (Cost $37,660,190)                   37,660,190
                                                           -----------------

TOTAL INVESTMENTS At Market Value
(112.2%)
  (Cost $300,219,193)                     $ 316,327,863
Other assets in excess of liabilities
(-12.2%)                                    (34,447,444)
                                          -------------
Net Assets (100.0%)                       $ 281,880,419
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $23,734,097
Unrealized losses.................................  (7,625,427)
                                                    ----------
  Net unrealized gain.............................  $16,108,670
                                                    ==========

   *  Non-income producing security.

 ADR American Depository Receipt

 Category percentages are based on total net assets.

                                       See Notes to Financial Statements.    103

ING JPMorgan Fleming International Portfolio
Sector Diversification
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                             % of
                                          Net Assets        Value
                                          ----------  -----------------
Banking.................................       11.4%  $      32,075,021
Oil & Gas...............................       11.3          31,836,735
Pharmaceuticals.........................        9.5          26,829,666
Telecommunications......................        8.4          23,699,460
Financial Services......................        7.5          21,152,394
Building Materials......................        6.1          17,124,074
Beverages, Food & Tobacco...............        4.3          11,958,958
Automotive..............................        4.0          11,374,258
Insurance...............................        3.3           9,359,711
Electronic Components...................        3.3           9,144,427
Medical and Health Products.............        2.9           8,127,575
Media--Broadcasting & Publishing........        2.5           6,979,431
Office Equipment & Supplies.............        2.3           6,478,029
Household Products......................        2.2           6,317,164
Entertainment & Leisure.................        2.2           6,280,757
Food Retailers..........................        2.1           6,025,760
Electronics.............................        2.1           5,902,636
Chemicals...............................        1.7           4,876,861
Medical & Bio-Technology................        1.2           3,220,287
Restaurants and Lodging.................        1.0           2,749,169
Electric Utilities......................        0.9           2,590,563
Commercial Services.....................        0.9           2,561,279
Mining..................................        0.9           2,557,671
Distribution Services...................        0.9           2,397,284
Real Estate.............................        0.9           2,389,448
Transportation..........................        0.8           2,366,052
Aerospace & Defense.....................        0.8           2,360,869
Computer Software & Processing..........        0.8           2,327,214
Communications..........................        0.7           2,081,464
Metals..................................        0.5           1,505,139
Oil Services............................        0.5           1,490,219
Metals and Mining.......................        0.5           1,394,020
Forest Products & Paper.................        0.4           1,134,078
                                          ---------   -----------------
TOTAL COMMON STOCKS                            98.8%  $     278,667,673
                                          =========   =================
SHORT-TERM INVESTMENTS..................       13.4          37,660,190
                                          ---------   -----------------
TOTAL INVESTMENTS                             112.2%  $     316,327,863
                                          =========   =================

104    See Notes to Financial Statements.

ING JPMorgan Mid Cap Value Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
COMMON STOCKS (94.6%)
Automotive (0.9%)
Genuine Parts Co........................     3,800   $        121,638
                                                     ----------------
Banking (14.4%)
Banknorth Group, Inc....................     4,700            119,944
BB&T Corp...............................     5,000            171,500
BOK Financial Corp.*....................       800             30,856
Charter One Financial, Inc..............     4,000            124,720
Cullen/Frost Bankers, Inc...............     3,000             96,300
Golden West Financial Corp..............     2,900            232,029
M&T Bank Corp...........................       800             67,376
North Fork Bancorporation, Inc..........     8,300            282,698
Roslyn Bancorp, Inc.....................     1,800             38,682
TCF Financial Corp......................     6,900            274,896
Washington Federal, Inc.................     5,200            120,276
Webster Financial Corp..................     3,400            128,520
Wilmington Trust Corp...................     8,600            252,410
                                                     ----------------
                                                            1,940,207
                                                     ----------------
Beverages, Food & Tobacco (4.0%)
Brown-Forman Corp., Class B.............       500             39,310
Dean Foods Co.*.........................     5,550            174,825
Hormel Foods Corp.......................     7,700            182,490
J.M. Smucker Co. (The)..................     1,473             58,758
McCormick & Company, Inc................     3,300             89,760
                                                     ----------------
                                                              545,143
                                                     ----------------
Building Materials (3.1%)
Florida Rock Industries, Inc............     6,600            272,448
Vulcan Materials Co.....................     4,000            148,280
                                                     ----------------
                                                              420,728
                                                     ----------------
Business Services (3.4%)
Deluxe Corp.............................     8,200            367,360
Interactive Data Corp.*.................     5,000             84,500
                                                     ----------------
                                                              451,860
                                                     ----------------
Chemicals (0.5%)
Valspar Corp. (The).....................     1,600             67,552
                                                     ----------------
Commercial Services (1.6%)
Equifax, Inc............................     3,200             83,200
H&R Block, Inc..........................     3,000            129,750
                                                     ----------------
                                                              212,950
                                                     ----------------
Communications (1.7%)
Telephone & Data Systems, Inc...........     4,700            233,590
                                                     ----------------
Computer Software & Processing (2.3%)
Computer Associates International,
  Inc...................................     5,200            115,856
IMS Health, Inc.........................    11,000            197,890
                                                     ----------------
                                                              313,746
                                                     ----------------
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Computers & Information (0.9%)
CDW Corp.*..............................       800   $         36,640
Lexmark International, Inc.*............     1,200             84,924
                                                     ----------------
                                                              121,564
                                                     ----------------
Consumer Goods and Services (0.9%)
Fortune Brands, Inc.....................     2,400            125,280
                                                     ----------------
Electric Utilities (4.3%)
Dominion Resources, Inc.................     2,600            167,102
Energy East Corp........................     5,400            112,104
Pepco Holdings, Inc.....................     5,300            101,548
SCANA Corp..............................     3,700            126,836
Sempra Energy...........................     2,300             65,619
                                                     ----------------
                                                              573,209
                                                     ----------------
Electrical Equipment (0.9%)
Cooper Industries Ltd., Class A.........     3,000            123,900
                                                     ----------------
Electronics (0.9%)
Energizer Holdings, Inc.*...............     1,900             59,660
Mettler-Toledo International, Inc.*.....     1,800             65,970
                                                     ----------------
                                                              125,630
                                                     ----------------
Financial Services (3.8%)
John Hancock Financial Services, Inc....     1,900             58,387
Legg Mason, Inc.........................     2,800            181,860
Principal Financial Group, Inc..........     2,400             77,400
T.Rowe Price Group, Inc.................     5,000            188,750
                                                     ----------------
                                                              506,397
                                                     ----------------
Forest Products & Paper (0.7%)
Rayonier, Inc...........................     2,950             97,350
                                                     ----------------
Health Care Providers & Services (2.4%)
Lincare Holdings, Inc.*.................     4,500            141,795
Renal Care Group, Inc.*.................     1,400             49,294
WellPoint Health Networks, Inc.*........     1,500            126,450
                                                     ----------------
                                                              317,539
                                                     ----------------
Heavy Machinery (0.7%)
IDEX Corp...............................     2,500             90,600
                                                     ----------------
Home Construction, Furnishings & Appliances (1.1%)
Clayton Homes, Inc......................    12,300            154,365
                                                     ----------------
Industrial--Diversified (1.4%)
Carlisle Companies, Inc.................     1,100             46,376
Crane Co................................     6,500            147,095
                                                     ----------------
                                                              193,471
                                                     ----------------
Insurance (5.2%)
Cincinnati Financial Corp...............     1,700             63,053
IPC Holdings, Ltd. (Bermuda)............     5,700            190,950
MGIC Investment Corp....................     5,200            242,528
SAFECO Corp.............................     5,900            208,152
                                                     ----------------
                                                              704,683
                                                     ----------------
Media--Broadcasting & Publishing (5.7%)
E.W. Scripps Co.........................     2,800            248,416

                                       See Notes to Financial Statements.    105

ING JPMorgan Mid Cap Value Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Media--Broadcasting & Publishing (continued)
Gannett Co., Inc........................     2,800   $        215,068
Knight Ridder, Inc......................     2,800            193,004
Washington Post Co. (The), Class B......       150            109,935
                                                     ----------------
                                                              766,423
                                                     ----------------
Medical and Health Products (1.7%)
DENTSPLY International, Inc.............     2,600            106,340
Hillenbrand Industries, Inc.............     1,500             75,675
Patterson Dental Co.*...................       900             40,842
                                                     ----------------
                                                              222,857
                                                     ----------------
Oil & Gas (9.1%)
Burlington Resources, Inc...............     3,600            194,652
Devon Energy Corp.......................     6,300            336,420
Equitable Resources, Inc................     2,000             81,480
Kinder Morgan, Inc......................     6,300            344,295
Murphy Oil Corp.........................     2,900            152,540
Premcor, Inc.*..........................     5,200            112,060
                                                     ----------------
                                                            1,221,447
                                                     ----------------
Pharmaceuticals (0.5%)
Sigma-Aldrich Corp......................     1,200             65,016
                                                     ----------------
Pollution Control (1.6%)
Republic Services, Inc., Class A*.......     9,700            219,899
                                                     ----------------
Real Estate (4.9%)
Brookfield Properties Corp. (Canada)....     6,200            131,750
Kimco Realty Corp. (REIT)...............     2,800            106,120
LNR Property Corp.......................     5,000            187,000
Plum Creek Timber Company, Inc.
  (REIT)................................     2,600             67,470
PS Business Parks, Inc. (REIT)..........     3,300            116,490
Public Storage, Inc. (REIT).............     1,700             57,579
                                                     ----------------
                                                              666,409
                                                     ----------------
Restaurants (2.5%)
Outback Steakhouse, Inc.................     8,500            331,500
                                                     ----------------
Restaurants and Lodging (1.4%)
Applebee's International, Inc...........     3,750            117,862
Yum! Brands, Inc.*......................     2,300             67,988
                                                     ----------------
                                                              185,850
                                                     ----------------
Retailers (3.1%)
Autozone, Inc.*.........................     3,200            243,104
Foot Locker, Inc........................     4,400             58,300
TJX Co., Inc............................     6,000            113,040
                                                     ----------------
                                                              414,444
                                                     ----------------
Telecommunications (3.9%)
ALLTEL Corp.............................     4,600            221,812
CenturyTel, Inc.........................     7,600            264,860
Echostar Communications Corp.*..........     1,100             38,082
                                                     ----------------
                                                              524,754
                                                     ----------------
Textiles, Clothing & Fabrics (5.1%)
Columbia Sportswear Co.*................     3,700            190,217
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Textiles, Clothing & Fabrics (continued)
Mohawk Industries, Inc.*................     3,200   $        177,696
VF Corp.................................     9,200            312,524
                                                     ----------------
                                                              680,437
                                                     ----------------
Total Common Stocks (Cost $11,671,540)                     12,740,438
                                                     ----------------
                                          Share/Principal
                                              Amount
                                          ---------------
SHORT-TERM INVESTMENTS (7.3%)
Security Lending Collateral (7.3%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................      $ 40,672               40,672
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................       117,550              117,550
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................        29,387               29,387
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................        73,469               73,469
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................        29,387               29,387
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................       102,856              102,856
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........       146,937              146,937
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............        29,387               29,387
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................       108,734              108,734
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................        61,191               61,191
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................       138,121              138,121
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................        29,387               29,387
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................        66,122               66,122
                                                           ----------------
                                                                    973,200
                                                           ----------------
Total Short-Term Investments (Cost $973,200)                        973,200
                                                           ----------------

TOTAL INVESTMENTS At Market Value
(101.9%)
  (Cost $12,644,740)                      $  13,713,638
Other assets in excess of liabilities
(-1.9%)                                        (249,426)
                                          -------------
Net Assets (100.0%)                       $  13,464,212
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $1,168,957
Unrealized losses.................................   (100,059)
                                                    ---------
  Net unrealized gain.............................  $1,068,898
                                                    =========

   *  Non-income producing security.

 REIT Real Estate Investment Trust

 Category percentages are based on net assets.

106    See Notes to Financial Statements.

ING MFS Capital Opportunities Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
COMMON STOCKS (96.3%)
Advertising and Broadcasting (0.5%)
Lamar Advertising Co.*..................    32,500    $       1,144,325
                                                      -----------------
Apparel & Textiles (0.2%)
Liz Claiborne, Inc......................    13,700              482,925
                                                      -----------------
Apparel Manufacturers (0.2%)
Reebok International Ltd.*..............    13,500              454,005
                                                      -----------------
Banks and Credit Companies (4.6%)
Bank of New York Co., Inc...............    31,900              917,125
Fannie Mae..............................    15,200            1,025,088
FleetBoston Financial Corp..............    62,830            1,866,679
J.P. Morgan Chase & Co..................    45,000            1,538,100
Mellon Financial Corp...................   150,490            4,176,097
SLM Corp................................    26,100            1,022,337
                                                      -----------------
                                                             10,545,426
                                                      -----------------
Biotechnology (2.3%)
Eli Lilly and Co........................    42,690            2,944,329
Genentech, Inc.*........................    23,500            1,694,820
Lyondell Chemical Co....................    47,740              645,922
                                                      -----------------
                                                              5,285,071
                                                      -----------------
Business Machines (1.3%)
Dell Computer Corp.*....................    17,500              559,300
International Business Machines Corp....    28,500            2,351,250
                                                      -----------------
                                                              2,910,550
                                                      -----------------
Business Services (2.9%)
Affiliated Computer Services, Inc.,
  Class A*..............................     8,800              402,424
Avid Technology, Inc.*..................     8,700              305,109
BISYS Group, Inc.*......................    74,200            1,363,054
DST Systems, Inc.*......................    18,900              718,200
FedEx Corp..............................     5,300              328,759
First Data Corp.........................    27,200            1,127,168
Smurfit-Stone Container Corp.*..........    94,650            1,233,289
SunGard Data Systems, Inc.*.............    45,600            1,181,496
Symantec Corp.*.........................     2,300              100,878
                                                      -----------------
                                                              6,760,377
                                                      -----------------
Cellular Phones (1.7%)
QUALCOMM, Inc...........................     7,000              250,250
Sprint Corp. (PCS Group)*...............   159,600              917,700
Telephone & Data Systems, Inc...........    54,540            2,710,638
                                                      -----------------
                                                              3,878,588
                                                      -----------------
Chemicals (0.5%)
Praxair, Inc............................    18,480            1,110,648
                                                      -----------------
Computer Software (0.7%)
Oracle Corp.*...........................   130,000            1,562,600
                                                      -----------------
                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Computer Software--PC (3.9%)
Microsoft Corp..........................   271,900    $       6,963,359
Network Associates, Inc.*...............   167,900            2,128,972
                                                      -----------------
                                                              9,092,331
                                                      -----------------
Computer Software--Systems (1.8%)
Accenture, Ltd. (Bermuda)*..............    25,900              468,531
BEA Systems, Inc.*......................    26,200              284,532
Cadence Design Systems, Inc.*...........    50,100              604,206
PeopleSoft, Inc.*.......................    31,200              548,808
Veritas Software Corp.*.................    74,400            2,133,048
                                                      -----------------
                                                              4,039,125
                                                      -----------------
Conglomerates (1.7%)
Tyco International Ltd..................   205,788            3,905,856
                                                      -----------------
Consumer Goods and Services (1.6%)
Avon Products, Inc......................    21,300            1,324,860
Kimberly-Clark Corp.....................    24,890            1,297,765
Limited, Inc............................    66,000            1,023,000
                                                      -----------------
                                                              3,645,625
                                                      -----------------
Containers (0.8%)
Owens-Illinois, Inc.*...................   142,740            1,965,530
                                                      -----------------
Electrical Equipment (1.9%)
Danaher Corp............................    10,500              714,525
General Electric Co.....................   129,430            3,712,052
                                                      -----------------
                                                              4,426,577
                                                      -----------------
Electronics (2.7%)
Analog Devices, Inc.*...................    54,300            1,890,726
Linear Technology Corp..................    29,300              943,753
Maxim Intergrated Products, Inc.........    23,900              817,141
Novellus Systems, Inc.*.................    37,000            1,354,977
ST Microelectronics N.V.
  (Netherlands).........................    15,000              311,850
Texas Instruments, Inc..................    47,600              837,760
                                                      -----------------
                                                              6,156,207
                                                      -----------------
Entertainment (5.3%)
AOL Time Warner, Inc.*..................   123,820            1,992,264
Clear Channel Communications, Inc.*.....    34,900            1,479,411
Cox Communications, Inc.*...............    24,300              775,170
MGM Mirage, Inc.*.......................     3,900              133,302
Viacom, Inc., Class B*..................   131,541            5,743,080
Walt Disney Co..........................    42,000              829,500
Westwood One, Inc.*.....................    33,500            1,136,655
                                                      -----------------
                                                             12,089,382
                                                      -----------------
Finance Companies--Captive (6.0%)
Citigroup, Inc..........................   143,014            6,120,999
Freddie Mac.............................    23,550            1,195,633

                                       See Notes to Financial Statements.    107

ING MFS Capital Opportunities Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Finance Companies--Captive (continued)
Goldman Sachs Group, Inc. (The).........    19,700    $       1,649,875
Merrill Lynch & Co......................   102,760            4,796,837
                                                      -----------------
                                                             13,763,344
                                                      -----------------
Food & Non-Alcoholic Beverages (0.6%)
PepsiCo, Inc............................    30,000            1,335,000
                                                      -----------------
Forest & Paper Products (0.6%)
Bowater, Inc............................    37,330            1,398,008
                                                      -----------------
Gaming & Lodging (1.1%)
Hilton Hotels Corp......................    83,600            1,069,244
Starwood Hotels & Resorts Worldwide,
  Inc...................................    55,460            1,585,601
                                                      -----------------
                                                              2,654,845
                                                      -----------------
Insurance (7.9%)
ACE Ltd. (Bermuda)......................    48,900            1,676,781
Allstate Corp...........................    71,380            2,544,697
American International Group, Inc.......    14,700              811,146
Chubb Corp..............................    15,700              942,000
Hartford Financial Services Group, Inc.
  (The).................................    82,180            4,138,585
Marsh & McLennan Co., Inc...............    23,400            1,195,038
Nationwide Financial Services, Inc.,
  Class A...............................    22,850              742,625
Travelers Property Casualty Corp., Class
  A.....................................   240,850            3,829,515
UNUMProvident Corp......................    73,860              990,463
XL Capital Ltd. (Bermuda)...............    15,700            1,303,100
                                                      -----------------
                                                             18,173,950
                                                      -----------------
Media--Broadcasting & Publishing (0.5%)
Tribune Co..............................    22,100            1,067,430
                                                      -----------------
Medical & Health Tech & Services (0.9%)
Genzyme Corp.*..........................    18,350              767,030
Medtronic, Inc..........................    23,200            1,112,904
Tenet Healthcare Corp.*.................    21,200              246,980
                                                      -----------------
                                                              2,126,914
                                                      -----------------
Medical Equipment (6.6%)
Abbott Laboratories.....................    36,200            1,584,112
Baxter International, Inc...............    62,650            1,628,900
Johnson & Johnson.......................    26,800            1,385,560
Merck & Co., Inc........................    31,910            1,932,151
Pfizer, Inc.............................   210,585            7,191,478
Wyeth...................................    32,400            1,475,820
                                                      -----------------
                                                             15,198,021
                                                      -----------------
Metals and Minerals (1.1%)
Alcoa, Inc..............................    97,750            2,492,625
                                                      -----------------
Oil Services (5.9%)
Amgen, Inc.*............................    33,700            2,239,028
BJ Services Co.*........................    39,150            1,462,644
ConocoPhillips..........................    20,400            1,117,920
                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Oil Services (continued)
Cooper Cameron Corp.*...................    33,060    $       1,665,563
GlobalSantaFe Corp......................    98,187            2,291,685
Noble Corp.*............................    89,200            3,059,560
Schlumberger Ltd........................    38,360            1,824,785
                                                      -----------------
                                                             13,661,185
                                                      -----------------
Oils (2.3%)
BP PLC (United Kingdom).................    28,950            1,216,479
Devon Energy Corp.......................    42,330            2,260,422
Occidental Petroleum Corp...............    51,450            1,726,148
                                                      -----------------
                                                              5,203,049
                                                      -----------------
Pharmaceuticals (1.9%)
IDEC Pharmaceuticals Corp.*.............     9,300              316,200
Schering-Plough Corp....................   221,400            4,118,040
                                                      -----------------
                                                              4,434,240
                                                      -----------------
Printing and Publishing (0.9%)
E.W. Scripps Co.........................     5,270              467,554
New York Times Co. (The), Class A.......    33,400            1,519,700
                                                      -----------------
                                                              1,987,254
                                                      -----------------
Restaurants (0.8%)
Brinker International, Inc.*............    16,300              587,126
Outback Steakhouse, Inc.................    31,300            1,220,700
                                                      -----------------
                                                              1,807,826
                                                      -----------------
Special Products and Services (1.5%)
ARAMARK Corp., Class B*.................    62,200            1,394,524
McDonald's Corp.........................    89,590            1,976,355
                                                      -----------------
                                                              3,370,879
                                                      -----------------
Stores (8.2%)
CVS Corp................................    27,800              779,234
Home Depot, Inc.........................   117,130            3,879,346
Kohl's Corp.*...........................    22,500            1,156,050
Pier 1 Imports, Inc.....................    52,400            1,068,960
Sears, Roebuck and Co...................   164,750            5,542,190
Staples, Inc.*..........................    35,500              651,425
Target Corp.............................    32,000            1,210,880
The Gap, Inc............................     9,800              183,848
TJX Co., Inc............................    24,500              461,580
Wal-Mart Stores, Inc....................    54,500            2,925,015
Williams-Sonoma, Inc.*..................    33,200              969,440
                                                      -----------------
                                                             18,827,968
                                                      -----------------
Supermarkets (1.2%)
Kroger Co. (The)*.......................   166,530            2,777,720
                                                      -----------------
Telecom--Wireline (4.9%)
Advanced Fibre Communications, Inc.*....    46,240              752,325
AT&T Wireless Services, Inc.*...........   760,700            6,245,347

108    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Telecom--Wireline (continued)
Cisco Systems, Inc.*....................   191,800    $       3,201,142
Echostar Communications Corp.*..........    34,200            1,184,004
                                                      -----------------
                                                             11,382,818
                                                      -----------------
Trucking (0.3%)
United Parcel Service, Inc., Class B....    12,200              777,140
                                                      -----------------
Utilities--Electric (3.7%)
Calpine Corp.*..........................   561,450            3,705,570
Duke Energy Corp........................    54,340            1,084,083
NiSource, Inc...........................    95,190            1,808,610
TXU Corp................................    90,300            2,027,235
                                                      -----------------
                                                              8,625,498
                                                      -----------------
Utilities--Telephone (4.8%)
AT&T Corp...............................    85,830            1,652,228
Comcast Corp., Special Class A*.........   139,720            4,028,128
SBC Communications, Inc.................    45,300            1,157,415
Verizon Communications, Inc.............   105,830            4,174,994
Winstar Communications, Inc.*...........    84,250                  211
                                                      -----------------
                                                             11,012,976
                                                      -----------------
Total Common Stocks (Cost $200,287,981)                     221,533,838
                                                      -----------------
                                          Principal
                                            Amount
                                          ----------
SHORT-TERM INVESTMENTS (7.7%)
Security Lending Collateral (7.7%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................  $737,562              737,562
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................  2,131,705           2,131,705
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................   532,926              532,926
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................  1,332,316           1,332,316
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................   532,926              532,926
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................  1,865,242           1,865,242
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........  2,664,633           2,664,633
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............   532,926              532,926
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................  1,971,828           1,971,828
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................  1,109,662           1,109,662
Merrimac, Money Market Fund,,
  1.052%, 07/01/03......................  2,504,755           2,504,755
Parkland LLC, Medium Term Note,
  1.018%, 11/26/03......................   532,926              532,926
                                          Share/Principal       Market
                                              Amount             Value
                                          ---------------  -----------------
Security Lending Collateral (continued)
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................    $1,199,084     $       1,199,084
                                                           -----------------
                                                                  17,648,491
                                                           -----------------
Total Short-Term Investments (Cost $17,648,491)                   17,648,491
                                                           -----------------

TOTAL INVESTMENTS At Market Value
(104.0%)
  (Cost $217,936,472)                     $ 239,182,329
Other assets in excess of liabilities
(-4.0%)                                      (9,262,263)
                                          -------------
Net Assets (100.0%)                       $ 229,920,066
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $28,866,920
Unrealized losses.................................  (7,621,063)
                                                    ----------
  Net unrealized gain.............................  $21,245,857
                                                    ==========

   *  Non-income producing security.

 Category percentages are based on net assets.

                                       See Notes to Financial Statements.    109

ING MFS Global Growth Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
COMMON STOCKS (93.9%)
Advertising and Broadcasting (0.7%)
Lamar Advertising Co.*..................       510    $         17,957
VNU N.V. (Netherlands)..................     2,035              62,704
                                                      ----------------
                                                                80,661
                                                      ----------------
Aerospace (0.5%)
Lockheed Martin Corp....................       830              39,483
Northrop Grumman Corp...................       170              14,669
                                                      ----------------
                                                                54,152
                                                      ----------------
Apparel Manufacturers (1.4%)
Brother Industries, Ltd. (Japan)........    15,000             103,811
Fast Retailing Co., Ltd. (Japan)........     1,600              49,496
                                                      ----------------
                                                               153,307
                                                      ----------------
Automotive (3.0%)
Bayerische Motoren Werke (BMW) AG
  (Germany).............................     2,680             103,108
Denway Motors Ltd. (Hong Kong)..........    54,000              24,409
Hero Honda Motors, Ltd. (India).........     1,100               6,001
Honda Motor Co., Ltd. (Japan)...........     2,000              75,878
Hyundai Motor Co., Ltd. (South Korea)...     1,730              45,766
Kia Motors Corp. (South Korea)*.........     1,500              11,051
Maruti Udyog, Ltd. (India)*.............       400               1,293
Nissan Motor Co., Ltd. (Japan)..........     6,900              66,049
PT Astra International Tbk
  (Indonesia)*..........................    19,000               8,233
                                                      ----------------
                                                               341,788
                                                      ----------------
Banks and Credit Companies (8.9%)
ABSA Group Ltd. (South Africa)..........     4,290              20,139
Aeon Credit Service Co., Ltd. (Japan)...       700              22,180
African Bank Investments, Ltd. (South
  Africa)...............................     6,200               5,135
Akbank T.A.S. (Turkey)..................  10,617,157            31,436
Anglo Irish Bank Corp. PLC (Ireland)....     3,210              28,186
Australia & New Zealand Banking Group,
  Ltd. (Australia)......................     4,610              57,622
Bangkok Bank Public Co., Ltd.
  (Thailand)*...........................     7,000              11,226
Bank of East Asia, Ltd. (The) (Hong
  Kong).................................     2,800               5,529
Bank of Ireland (Ireland)...............     5,360              64,696
Chinatrust Financial Holding Co., Ltd.
  (Taiwan)..............................    29,000              23,411
Danske Bank AS (Denmark)................     4,320              84,136
DBS Group Holdings Ltd. (Singapore).....     6,000              35,101
Erste Bank der sesterreichischen
  Sparkassen AG (Austria)...............       310              27,396
Fortis (Belgium)........................     3,930              67,701
Grupo Financiero Banorte SA de CV, O
  Shares (Mexico).......................     7,020              19,768
Housing Development Finance Corp., Ltd.
  (India)...............................     1,400              12,342
ICICI Bank, Ltd. ADR (India)*...........     1,627              11,828
Korea Exchange Bank (South Korea)*......     1,660               5,128
Mellon Financial Corp...................     1,490              41,348
                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Banks and Credit Companies (continued)
Nedcor Ltd. (South Africa)..............       800    $          9,565
News Corp., Ltd. (The) (Australia)......     3,800              28,585
Northern Trust Corp.....................       300              12,537
OTP Bank Rt. GDR (Hungary)*.............     1,130              21,753
PT Bank Central Asia Tbk (Indonesia)....    18,000               6,273
PT Bank Mandiri (Indonesia)*............    39,000               3,427
Royal Bank of Scotland Group PLC (United
  Kingdom)..............................     6,520             183,634
Standard Bank Group Ltd. (South
  Africa)...............................     4,900              21,471
UBS AG (Switzerland)....................     1,817             101,101
United Overseas Bank Ltd. (Singapore)...     7,000              49,300
                                                      ----------------
                                                             1,011,954
                                                      ----------------
Basic Industry--Other (0.4%)
Linde AG (Germany)......................     1,160              42,950
                                                      ----------------
Beverages (0.5%)
Grupo Modelo SA de CV, Series C
  (Mexico)..............................     4,400               9,996
Molson Inc., Class A (Canada)...........     1,910              51,607
                                                      ----------------
                                                                61,603
                                                      ----------------
Biotechnology (4.8%)
AstraZeneca PLC (United Kingdom)........     4,880             196,464
Biogen, Inc.*...........................       590              22,420
Genentech, Inc.*........................       420              30,290
Guidant Corp............................       400              17,756
LG Chemical Ltd. (South Korea)..........       580              23,307
Novartis AG (Switzerland)...............     5,980             236,692
Schering AG (Germany)...................       360              17,604
                                                      ----------------
                                                               544,533
                                                      ----------------
Broadcast & Cable TV (0.5%)
British Sky Broadcasting PLC (United
  Kingdom)*.............................     3,950              43,944
TV Azteca, SA de CV ADR (Mexico)........     2,100              13,650
                                                      ----------------
                                                                57,594
                                                      ----------------
Brokerage & Asset Managers (0.2%)
Old Mutual PLC (United Kingdom).........    13,300              19,280
                                                      ----------------
Building Materials (0.1%)
Indocement Tunggal Prakarsa Tbk
  (Indonesia)*..........................    49,000               7,424
                                                      ----------------
Business Machines (1.4%)
Dell Computer Corp.*....................     1,570              50,177
Hewlett-Packard Co......................     1,649              35,124
International Business Machines Corp....       840              69,300
                                                      ----------------
                                                               154,601
                                                      ----------------
Business Services (1.9%)
Apollo Group, Inc., Class A*............       260              16,058
BISYS Group, Inc.*......................     1,530              28,106
DST Systems, Inc.*......................       550              20,900
FedEx Corp..............................       430              26,673

110    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Business Services (continued)
First Data Corp.........................       900    $         37,296
Manpower, Inc...........................       860              31,897
SunGard Data Systems, Inc.*.............     1,900              49,229
                                                      ----------------
                                                               210,159
                                                      ----------------
Cellular Phones (1.1%)
America Movil SA de CV - L Shares ADR
  (Mexico)..............................     3,250              60,938
China Telecom Hong Kong Ltd. (Hong
  Kong).................................    24,500              57,807
                                                      ----------------
                                                               118,745
                                                      ----------------
Chemicals (1.6%)
Air Liquide (France)....................       370              54,858
Celanese AG (Germany)...................     1,220              29,676
Nan Ya Plastics Corp. (Taiwan)..........    19,000              20,616
Praxair, Inc............................       320              19,232
Syngenta AG (Switzerland)...............     1,205              60,419
                                                      ----------------
                                                               184,801
                                                      ----------------
Computer Software (0.9%)
Oracle Corp.*...........................     4,920              59,138
SAP AG (Germany)........................       195              22,999
Yahoo! Inc.*............................       560              18,346
                                                      ----------------
                                                               100,483
                                                      ----------------
Computer Software Systems (0.8%)
Veritas Software Corp.*.................     3,000              86,010
                                                      ----------------
Computer Software--PC (1.5%)
Microsoft Corp..........................     6,020             154,172
Network Associates, Inc.*...............     1,380              17,498
                                                      ----------------
                                                               171,670
                                                      ----------------
Computers & Information (0.1%)
Asustek Computer, Inc. (Taiwan).........     5,000              12,659
                                                      ----------------
Conglomerates (0.7%)
Korea Electric Power Corp. (South
  Korea)................................     1,330              21,044
Siam Cement PCL (Thailand)..............     4,000              15,966
Tyco International Ltd..................     2,460              46,691
                                                      ----------------
                                                                83,701
                                                      ----------------
Construction Services (0.3%)
Alfa SA de CV, Class A (Mexico).........     3,700               7,399
Apasco SA de CV (Mexico)................     1,800              13,883
Corporacion GEO SA de CV, Series B
  (Mexico)*.............................     5,200              15,189
                                                      ----------------
                                                                36,471
                                                      ----------------
Consumer Goods and Services (3.2%)
Avon Products, Inc......................       860              53,492
Cendant Corp.*..........................     2,090              38,289
Gillette Co.............................       560              17,842
Givaudan SA (Switzerland)...............        48              20,204
Kimberly-Clark Corp.....................       370              19,292
                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Consumer Goods and Services (continued)
Kuala Lumpur Kepong Berhad (Malaysia)...     3,000    $          4,895
Newell Rubbermaid, Inc..................       700              19,600
Proctor & Gamble Co.....................       440              39,239
Reckitt Benckiser PLC (United
  Kingdom)..............................     3,415              62,915
Shiseido Co., Ltd. (Japan)..............     4,000              38,923
Uni-Charm Corp. (Japan).................     1,000              43,275
                                                      ----------------
                                                               357,966
                                                      ----------------
Electronics (5.5%)
Alps Electric Co., Ltd. (Japan).........     1,000              12,824
Analog Devices, Inc.*...................     1,610              56,060
Fujikura Ltd. (Japan)...................    14,000              46,227
General Electric Co.....................     2,490              71,413
Hon Hai Precision Industry (Taiwan).....     6,000              21,788
Koninklijke Philips Electronics N.V.
  (Netherlands).........................     3,130              59,527
Linear Technology Corp..................       650              20,937
Maxim Intergrated Products, Inc.........       690              23,591
Microchip Technology, Inc...............       540              13,300
Nippon Electric Glass Co., Ltd.
  (Japan)...............................     3,000              31,718
Novellus Systems, Inc.*.................       270               9,888
Samsung Electro Mechanics Co., Ltd.
  (South Korea).........................       160               5,257
Samsung Electronics (South Korea).......       480             142,654
Samsung SDI Co., Ltd. (South Korea).....       220              16,668
ST Microelectronics N.V.
  (Netherlands).........................     1,410              29,314
Texas Instruments, Inc..................       800              14,080
United Microelectronics Corp. Ltd.
  (Taiwan)*.............................    67,000              43,232
                                                      ----------------
                                                               618,478
                                                      ----------------
Energy (0.3%)
Sasol Ltd. (South Africa)...............     3,500              39,065
                                                      ----------------
Energy--Other (0.2%)
Anglo American Platinum Corp. (South
  Africa)...............................       810              25,591
                                                      ----------------
Engineering--Construction (0.1%)
Fugro NV (Netherlands)..................       288              11,907
                                                      ----------------
Entertainment (2.4%)
AOL Time Warner, Inc.*..................     4,110              66,130
BEC World Public Co., Ltd. (Thailand)...     3,600              20,527
Clear Channel Communications, Inc.*.....     1,480              62,737
Liberty Media Corp., Class A*...........     1,860              21,502
Viacom, Inc., Class B*..................     1,750              76,405
Walt Disney Co..........................       990              19,553
Westwood One, Inc.*.....................       250               8,483
                                                      ----------------
                                                               275,337
                                                      ----------------
Finance Companies--Captive (3.3%)
American Express Corp...................       480              20,069
Citigroup, Inc..........................     2,080              89,024
Credit Saison Co., Ltd. (Japan).........     2,500              41,045
Fannie Mae..............................     1,020              68,789

                                       See Notes to Financial Statements.    111

ING MFS Global Growth Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Finance Companies--Captive (continued)
Freddie Mac.............................       400    $         20,308
Goldman Sachs Group, Inc. (The).........       670              56,113
Irish Life & Permanent PLC (Ireland)....     1,720              18,568
Merrill Lynch & Co......................     1,200              56,016
                                                      ----------------
                                                               369,932
                                                      ----------------
Financial Institutions (0.8%)
AngloGold, Ltd. (South Africa)..........       300               9,498
Bank Pekao SA GDR (Poland)..............       800              20,699
Gjensidige NOR ASA (Norway).............       720              25,152
Grupo Financiero BBVA Bancomer SA de CV,
  Class B (Mexico)*.....................    24,100              20,313
T.Rowe Price Group, Inc.................       300              11,325
                                                      ----------------
                                                                86,987
                                                      ----------------
Food & Non-Alcoholic Beverages (2.8%)
Altadis SA (Spain)......................       880              22,557
Archer-Daniels-Midland Co...............       500               6,435
Coca-Cola Hellenic Bottling Co., SA
  (Greece)..............................     1,050              17,533
Diageo PLC (United Kingdom).............     6,230              66,780
Fomento Economico Mexicano SA de CV ADR
  (Mexico)..............................       630              25,956
KT&G Corp. (144A) GDR (South
  Korea){::}............................       420               3,463
Nestle SA (Switzerland).................       444              91,639
PepsiCo, Inc............................     1,630              72,535
PT Hanjaya Mandala Sampoerna Tbk
  (Indonesia)...........................    14,500               7,294
                                                      ----------------
                                                               314,192
                                                      ----------------
Forest & Paper Products (0.8%)
Aracruz Celulose SA (Brazil)............     1,040              21,902
International Paper Co..................       490              17,508
John Fairfax Holdings Ltd.
  (Australia)...........................    16,110              31,162
Kimberly-Clark de Mexico SA de CV, A
  Shares (Mexico).......................     6,800              18,175
                                                      ----------------
                                                                88,747
                                                      ----------------
Gaming & Lodging (0.2%)
Resorts World Berhad (Malaysia).........     3,000               7,737
Starwood Hotels & Resorts Worldwide,
  Inc...................................       540              15,439
                                                      ----------------
                                                                23,176
                                                      ----------------
General Merchandise (1.4%)
Next PLC (United Kingdom)...............     4,640              78,910
Reed Elsevier PLC (United Kingdom)......     9,720              81,202
                                                      ----------------
                                                               160,112
                                                      ----------------
Insurance (2.6%)
ACE Ltd. (Bermuda)......................       690              23,660
Aviva PLC (United Kingdom)..............     7,280              50,747
Converium Holding AG (Switzerland)......       700              32,307
Legal & General Group PLC (United
  Kingdom)..............................    15,870              22,086
MetLife, Inc............................     1,080              30,586
                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Insurance (continued)
Samsung Fire & Marine Insurance Co.,
  Ltd. (South Korea)....................       430    $         20,915
Sanlam Ltd. (South Africa)..............    11,200              10,473
Travelers Property Casualty Corp., Class
  A.....................................     2,914              46,333
Willis Group Holdings Ltd...............       200               6,150
XL Capital Ltd. (Bermuda)...............       600              49,800
                                                      ----------------
                                                               293,057
                                                      ----------------
Machinery and Tools (0.3%)
Schneider SA (France)...................       701              32,959
                                                      ----------------
Media--Broadcasting & Publishing (0.3%)
InterActiveCorp*........................       870              34,426
                                                      ----------------
Medical & Health Tech & Services (2.0%)
AmerisourceBergen Corp..................       250              17,338
Caremark Rx, Inc.*......................       860              22,085
Chugai Pharmaceutical Co., Ltd.
  (Japan)...............................     2,100              23,884
Express Scripts, Inc., Class A*.........       560              38,259
Generale de Sante (France)*.............     2,050              24,367
Gilead Sciences, Inc.*..................       320              17,786
Health Management Associates, Inc.,
  Class A...............................       760              14,022
Medtronic, Inc..........................       940              45,092
St. Jude Medical, Inc.*.................       300              17,250
Tenet Healthcare Corp.*.................       990              11,534
                                                      ----------------
                                                               231,617
                                                      ----------------
Medical Equipment (3.7%)
Abbott Laboratories.....................     1,480              64,765
Baxter International, Inc...............       590              15,340
Boston Scientific Corp.*................       200              12,220
Gedeon Richter Ltd. GDR (Hungary).......       140               9,875
Johnson & Johnson.......................       700              36,190
Pfizer, Inc.............................     3,050             104,158
Sanofi-Synthelabo SA (France)...........     1,380              80,828
Synthes-Stratec, Inc. (Switzerland).....        65              46,703
Thermo Electron Corp.*..................       400               8,408
Wyeth...................................       990              45,095
                                                      ----------------
                                                               423,582
                                                      ----------------
Medical Products/Pharmaceuticals (0.2%)
Stada Arzneimittel AG (Germany).........       200              12,725
Sun Pharmaceutical Industries Ltd.
  (India)...............................       900               6,754
                                                      ----------------
                                                                19,479
                                                      ----------------
Metals and Minerals (2.6%)
BHP Billiton PLC (United Kingdom).......    12,930              68,335
Companhia Siderurgica Nacional SA ADR
  (Brazil)..............................       300               7,443
Companhia Vale do Rio Doce (CVRD) ADR
  (Brazil)..............................       700              20,762
Gold Fields Ltd. (South Africa).........     4,830              57,794
Impala Platinum Holdings Ltd. (South
  Africa)...............................     1,100              65,539

112    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Metals and Minerals (continued)
Mining & Metallurgical Co. Norilsk
  Nickel ADR (Russia)...................     1,000    $         34,200
POSCO ADR (South Korea).................     1,710              44,785
                                                      ----------------
                                                               298,858
                                                      ----------------
Oil Services (5.5%)
Amgen, Inc.*............................     1,350              89,694
Baker Hughes, Inc.......................       860              28,870
China Oilfield Services Ltd. (China)....   158,100              35,479
Encana Corp. (Canada)...................     1,515              58,110
Hindustan Petroleum Corp., Ltd.
  (India)...............................     1,500              11,296
IOI Corp. Berhad (Malaysia).............     4,000               6,000
LUKOIL ADR (Russia).....................       690              54,510
LUKOIL ADR (144A) (Russia){::}..........       200              15,800
Nippon Oil Corp. (Japan)................     7,000              30,409
Petroleo Brasileiro SA ADR (Brazil).....     3,360              66,394
Reliance Industries Ltd. (India)........     3,300              23,081
Schlumberger Ltd........................       840              39,959
Tenaris SA ADR (Luxembourg).............       600              15,300
Total S.A. (France).....................       975             147,358
                                                      ----------------
                                                               622,260
                                                      ----------------
Oils (3.3%)
BG Group PLC (United Kingdom)...........    11,710              52,090
BP PLC (United Kingdom).................     3,065             128,791
CNOOC Ltd. (Hong Kong)..................    19,500              28,756
PetroChina Co., Ltd. (China)............    88,000              26,518
PTT Exploration & Production Public Co.,
  Ltd. (Thailand).......................     3,900              14,362
PTT Public Co., Ltd. (Thailand).........    11,300              17,182
Talisman Energy, Inc. (Canada)..........     1,210              55,371
YUKOS ADR (Russia)......................       988              55,300
                                                      ----------------
                                                               378,370
                                                      ----------------
Pharmaceuticals (0.5%)
Pliva d.d. GDR (Croatia)................       700               9,689
Schering-Plough Corp....................     2,690              50,034
                                                      ----------------
                                                                59,723
                                                      ----------------
Printing and Publishing (0.9%)
E.W. Scripps Co.........................       190              16,857
Johnston Press PLC (United Kingdom).....     4,850              34,803
New York Times Co. (The), Class A.......       510              23,205
Tribune Co..............................       550              26,565
                                                      ----------------
                                                               101,430
                                                      ----------------
Restaurants (0.6%)
Brinker International, Inc.*............       760              27,375
McDonald's Corp.........................     1,000              22,060
Outback Steakhouse, Inc.................       430              16,770
                                                      ----------------
                                                                66,205
                                                      ----------------
Special Products and Services (2.1%)
3M Co...................................       310              39,984
                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Special Products and Services (continued)
Alfa Laval AB (Sweden)..................     3,030    $         28,944
Anglo American PLC (United Kingdom).....     6,700             102,677
Hennes & Maurtiz AB - B Shares
  (Sweden)..............................     1,140              26,192
Intertek Testing Services PLC (United
  Kingdom)..............................     5,330              38,368
                                                      ----------------
                                                               236,165
                                                      ----------------
Stores (4.2%)
Carrefour SA (France)...................       690              33,821
CVS Corp................................     1,260              35,318
Grupo Elektra SA de CV (Mexico).........     2,200               6,718
Home Depot, Inc.........................     2,630              87,106
Kingfisher PLC (United Kingdom).........    18,126              83,259
Kohl's Corp.*...........................       980              50,352
Lowe's Companies, Inc...................       200               8,590
PetsMart, Inc.*.........................       600              10,002
Shinsegae Co., Ltd. (South Korea).......       100              15,613
Staples, Inc.*..........................       490               8,992
Target Corp.............................     1,390              52,598
TJX Co., Inc............................     1,190              22,420
Wal-Mart Stores, Inc....................       820              44,009
Williams-Sonoma, Inc.*..................       710              20,732
                                                      ----------------
                                                               479,530
                                                      ----------------
Telecom--Wireless (2.2%)
China Telecom Corp Ltd. (China).........   108,000              24,790
Citic Pacific Ltd. (Hong Kong)..........     9,000              16,446
Cosmote Mobile Communications SA
  (Greece)..............................     2,420              25,791
Huaneng Power International, Inc., H
  Shares (China)........................    70,000              79,889
KDDI Corp. (Japan)......................        18              69,791
Magyar Tavkozlesi Rt (Matav)
  (Hungary).............................       300               5,160
MobileOne Ltd. (Singapore)..............    17,000              12,938
MTN Group Ltd. (South Africa)*..........     6,100              13,267
                                                      ----------------
                                                               248,072
                                                      ----------------
Telecom--Wireline (4.2%)
Beijing Datang Power Generation Co.,
  Ltd. (China)..........................    19,000               8,345
Cisco Systems, Inc.*....................     5,670              94,632
Philippine Long Distance Telephone Co.
  (Philippine Islands)*.................       870               9,194
PT Telekomunikasi Indonesia
  (Indonesia)...........................    51,000              28,591
SK Telecom Co., Ltd. (South Korea)......       280              47,819
Sprint Corp. (PCS Group)*...............     5,900              33,925
Telefonica SA (Spain)*..................     6,221              72,231
Television Francaise (France)...........       627              19,298
Telkom South Africa, Ltd. (South
  Africa)*..............................     2,300              11,906
Vodafone Group PLC (United Kingdom).....    62,720             123,135
Vodafone Group PLC ADR (United
  Kingdom)..............................     1,477              29,023
                                                      ----------------
                                                               478,099
                                                      ----------------

                                       See Notes to Financial Statements.    113

ING MFS Global Growth Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Tobacco (0.4%)
Korea Tobacco & Ginseng Corp. (South
  Korea)................................     1,430    $         23,584
Korea Tobacco & Ginseng Corp. GDR (144A)
  (South Korea){::}.....................     3,070              25,316
                                                      ----------------
                                                                48,900
                                                      ----------------
Utilities--Electric (1.2%)
Iberdrola SA (Spain)....................     2,730              47,280
Stanley Electric Co., Ltd. (Japan)......     6,000              85,600
                                                      ----------------
                                                               132,880
                                                      ----------------
Utilities--Gas (1.3%)
EnCana Corp. (Canada)...................     1,140              43,742
Tokyo Gas Co., Ltd. (Japan).............    36,000             103,560
                                                      ----------------
                                                               147,302
                                                      ----------------
Utilities--Telephone (3.5%)
Brasil Telecom Participacoes SA ADR
  (Brazil)..............................       400              14,980
Comcast Corp., Class A*.................     1,520              45,874
France Telecom SA (France)*.............     4,210             103,275
KPN N.V. (Netherlands)*.................     5,980              42,374
Manitoba Telecom Services, Inc.
  (Canada)..............................     1,125              33,104
Singapore Telecommunications Ltd.
  (Singapore)...........................    89,000              76,330
Telefonos de Mexico SA de CV ADR
  (Mexico)..............................     2,700              84,834
                                                      ----------------
                                                               400,771
                                                      ----------------
Total Common Stocks (Cost $9,806,766)                       10,639,721
                                                      ----------------
PREFERRED STOCKS (1.2%)
Automotive (0.6%)
Porsche AG (Germany)....................       154              65,262
                                                      ----------------
Banks and Credit Companies (0.4%)
Banco Bradesco SA (Brazil)..............  5,320,000             20,087
Banco Itau Holding Financeira SA
  (Brazil)..............................   300,000              20,165
Siam Commercial Bank (144A)
  (Thailand){::}*.......................     9,900               8,409
                                                      ----------------
                                                                48,661
                                                      ----------------
Medical & Health Tech & Services (0.1%)
Fresenius Medical Care AG (Germany).....       445              16,098
                                                      ----------------
Metals and Minerals (0.1%)
Caemi Mineracao e Metalurgica SA
  (Brazil)*.............................    40,000               6,848
                                                      ----------------
Total Preferred Stocks (Cost $132,352)                         136,869
                                                      ----------------
                                          Share/Principal
                                              Amount
                                          ---------------
SHORT-TERM INVESTMENTS (4.6%)
Security Lending Collateral (4.6%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................    $   21,856               21,856
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................        63,169               63,169
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................        15,792               15,792
                                          Share/Principal       Market
                                              Amount            Value
                                          ---------------  ----------------
Security Lending Collateral (continued)
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................    $   39,480     $         39,480
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................        15,792               15,792
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................        55,273               55,273
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........        78,961               78,961
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............        15,792               15,792
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................        58,431               58,431
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................        32,883               32,883
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................        74,223               74,223
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................        15,792               15,792
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................        35,532               35,532
                                                           ----------------
                                                                    522,976
                                                           ----------------
Total Short-Term Investments (Cost $522,976)                        522,976
                                                           ----------------

TOTAL INVESTMENTS At Market Value
(99.7%)
  (Cost $10,462,094)                      $  11,299,566
Other assets in excess of liabilities
(0.3%)                                           37,781
                                          -------------
Net Assets (100.0%)                       $  11,337,347
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $1,008,660
Unrealized losses.................................   (171,188)
                                                    ---------
  Net unrealized gain.............................  $ 837,472
                                                    =========

   *  Non-income producing security.

 {::} Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003 the market value of these securities amounted to $52,988 or 0.47% of net assets.

 ADR American Depository Receipt

 GDR Global Depository Receipt

 Category percentages are based on net assets.

114    See Notes to Financial Statements.

ING MFS Research Equity Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
COMMON STOCKS (96.8%)
Advertising and Broadcasting (0.5%)
Getty Images, Inc.*.....................    10,200    $         421,260
Lamar Advertising Co.*..................    27,300              961,233
                                                      -----------------
                                                              1,382,493
                                                      -----------------
Aerospace (1.1%)
Lockheed Martin Corp....................    60,800            2,892,256
                                                      -----------------
Apparel & Textiles (0.3%)
Liz Claiborne, Inc......................    21,000              740,250
                                                      -----------------
Banks and Credit Companies (7.6%)
Bank of America Corp....................    72,400            5,721,772
Bank One Corp...........................    49,200            1,829,256
Banknorth Group, Inc....................    45,500            1,161,160
FleetBoston Financial Corp..............    91,100            2,706,581
MBNA Corp...............................    26,900              560,596
Mellon Financial Corp...................    95,100            2,639,025
Southtrust Corp.........................    18,000              489,600
SunTrust Banks, Inc.....................    56,600            3,358,644
TCF Financial Corp......................    28,400            1,131,456
                                                      -----------------
                                                             19,598,090
                                                      -----------------
Biotechnology (0.8%)
Guidant Corp............................    29,900            1,327,261
Lyondell Chemical Co....................    44,500              602,085
                                                      -----------------
                                                              1,929,346
                                                      -----------------
Business Services (1.6%)
Smurfit-Stone Container Corp.*..........   167,200            2,178,616
SunGard Data Systems, Inc.*.............    78,900            2,044,299
                                                      -----------------
                                                              4,222,915
                                                      -----------------
Cellular Phones (0.5%)
Sprint Corp. (PCS Group)*...............   237,000            1,362,750
                                                      -----------------
Chemicals (2.0%)
Air Products & Chemicals, Inc...........    27,600            1,148,160
Dow Chemical Co.........................    84,500            2,616,120
Praxair, Inc............................    23,300            1,400,330
                                                      -----------------
                                                              5,164,610
                                                      -----------------
Computer Software (0.5%)
Oracle Corp.*...........................    95,300            1,145,506
                                                      -----------------
Computer Software Systems (0.6%)
Veritas Software Corp.*.................    55,800            1,599,786
                                                      -----------------
Computer Software--PC (2.6%)
Microsoft Corp..........................   232,500            5,954,325
Network Associates, Inc.*...............    64,100              812,788
                                                      -----------------
                                                              6,767,113
                                                      -----------------
                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Conglomerates (0.5%)
Tyco International Ltd..................    62,400    $       1,184,352
                                                      -----------------
Consumer Goods and Services (2.5%)
Newell Rubbermaid, Inc..................    30,300              848,400
Proctor & Gamble Co.....................    61,200            5,457,816
                                                      -----------------
                                                              6,306,216
                                                      -----------------
Consumer Staples (0.3%)
American Standard Companies, Inc.*......     8,600              635,798
                                                      -----------------
Electronics (2.2%)
Analog Devices, Inc.*...................    44,800            1,559,936
Novellus Systems, Inc.*.................    46,700            1,710,201
ST Microelectronics N.V.
  (Netherlands).........................   112,900            2,347,191
                                                      -----------------
                                                              5,617,328
                                                      -----------------
Entertainment (3.2%)
AOL Time Warner, Inc.*..................   217,100            3,493,139
Clear Channel Communications, Inc.*.....    33,600            1,424,304
Viacom, Inc., Class B*..................    78,269            3,417,224
                                                      -----------------
                                                              8,334,667
                                                      -----------------
Finance Companies--Captive (9.9%)
Citigroup, Inc..........................   220,594            9,441,423
Fannie Mae..............................    91,900            6,197,736
Freddie Mac.............................    63,900            3,244,203
Goldman Sachs Group, Inc. (The).........    39,100            3,274,625
Merrill Lynch & Co......................    69,900            3,262,932
                                                      -----------------
                                                             25,420,919
                                                      -----------------
Financial Institutions (0.5%)
Charter One Financial, Inc..............    38,640            1,204,795
                                                      -----------------
Food & Non-Alcoholic Beverages (2.7%)
Kellogg Co..............................    48,000            1,649,760
PepsiCo, Inc............................   118,900            5,291,050
                                                      -----------------
                                                              6,940,810
                                                      -----------------
Food and Beverage Products (3.5%)
Altria Group, Inc.......................   107,300            4,875,712
Anheuser-Busch Co., Inc.................    47,200            2,409,560
Nestle SA (Switzerland).................     5,760            1,188,835
Unilever PLC (United Kingdom)...........    78,800              629,913
                                                      -----------------
                                                              9,104,020
                                                      -----------------
Forest & Paper Products (1.2%)
Bowater, Inc............................    15,100              565,495
International Paper Co..................    70,400            2,515,392
                                                      -----------------
                                                              3,080,887
                                                      -----------------
Gaming and Lodging (0.6%)
Hilton Hotels Corp......................    62,400              798,096
Starwood Hotels & Resorts Worldwide,
  Inc...................................    25,800              737,622
                                                      -----------------
                                                              1,535,718
                                                      -----------------

                                       See Notes to Financial Statements.    115

ING MFS Research Equity Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Insurance (5.9%)
ACE Ltd. (Bermuda)......................    81,000    $       2,777,490
Chubb Corp..............................    26,600            1,596,000
MetLife, Inc............................    66,510            1,883,563
St. Paul Companies, Inc. (The)..........    57,700            2,106,627
Travelers Property Casualty Corp., Class
  A.....................................    68,531            1,089,643
Travelers Property Casualty Corp., Class
  B.....................................    97,000            1,529,690
Willis Group Holdings Ltd...............    64,100            1,971,075
XL Capital Ltd. (Bermuda)...............    26,700            2,216,100
                                                      -----------------
                                                             15,170,188
                                                      -----------------
Machinery and Tools (0.5%)
Deere & Co..............................    28,800            1,316,160
                                                      -----------------
Medical & Health Tech & Services (2.3%)
Caremark Rx, Inc.*......................    22,600              580,368
Genzyme Corp.*..........................    57,200            2,390,960
Lincare Holdings, Inc.*.................    24,200              762,542
Tenet Healthcare Corp.*.................   192,400            2,241,460
                                                      -----------------
                                                              5,975,330
                                                      -----------------
Medical Equipment (12.6%)
Abbott Laboratories.....................   175,600            7,684,256
Baxter International, Inc...............    56,300            1,463,800
Genentech, Inc.*........................    55,000            3,966,600
Johnson & Johnson.......................   126,300            6,529,710
Pfizer, Inc.............................   194,446            6,640,331
Waters Corp.*...........................     5,800              168,954
Wyeth...................................   132,800            6,049,040
                                                      -----------------
                                                             32,502,691
                                                      -----------------
Metals and Minerals (1.5%)
BHP Billiton PLC (United Kingdom).......   450,400            2,380,379
Rio Tinto PLC (United Kingdom)..........    79,300            1,497,735
                                                      -----------------
                                                              3,878,114
                                                      -----------------
Natural Gas--Pipeline (0.3%)
Equitable Resources, Inc................    17,400              708,876
                                                      -----------------
Oil Services (5.7%)
Amgen, Inc.*............................    68,700            4,564,428
ConocoPhillips..........................    32,300            1,770,040
Encana Corp. (Canada)...................    50,600            1,940,822
GlobalSantaFe Corp......................    52,676            1,229,458
Halliburton Co..........................    39,300              903,900
Noble Corp.*............................    29,900            1,025,570
Schlumberger Ltd........................    32,400            1,541,268
Total S.A. (France).....................    11,700            1,768,291
                                                      -----------------
                                                             14,743,777
                                                      -----------------
Oils (3.8%)
BP PLC (United Kingdom).................   164,800            1,147,419
                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Oils (continued)
Devon Energy Corp.......................     9,800    $         523,320
Exxon Mobil Corp........................   189,592            6,808,249
Talisman Energy, Inc. (Canada)..........    29,600            1,354,520
                                                      -----------------
                                                              9,833,508
                                                      -----------------
Pharmaceuticals (2.2%)
Schering-Plough Corp....................   299,600            5,572,560
                                                      -----------------
Printing and Publishing (1.2%)
New York Times Co. (The), Class A.......    26,500            1,205,750
Tribune Co..............................    40,500            1,956,150
                                                      -----------------
                                                              3,161,900
                                                      -----------------
Railroads (0.5%)
Union Pacific Corp......................    21,200            1,230,024
                                                      -----------------
Restaurants and Lodging (1.4%)
CEC Entertainment, Inc.*................    32,300            1,192,839
MGM Mirage, Inc.*.......................    27,000              922,860
Yum! Brands, Inc.*......................    49,100            1,451,396
                                                      -----------------
                                                              3,567,095
                                                      -----------------
Special Products and Services (0.6%)
3M Co...................................    11,500            1,483,270
                                                      -----------------
Stores (7.4%)
Home Depot, Inc.........................   142,000            4,703,040
Kohl's Corp.*...........................    33,800            1,736,644
Target Corp.............................    89,900            3,401,816
Walgreen Co.............................    49,400            1,486,940
Wal-Mart Stores, Inc....................   141,600            7,599,672
                                                      -----------------
                                                             18,928,112
                                                      -----------------
Supermarkets (0.7%)
Kroger Co. (The)*.......................   112,500            1,876,500
                                                      -----------------
Telecom--Wireline (1.4%)
CenturyTel, Inc.........................    20,900              728,365
Echostar Communications Corp.*..........    80,400            2,783,448
                                                      -----------------
                                                              3,511,813
                                                      -----------------
Utilities--Electric (1.4%)
Dominion Resources, Inc.................    11,300              726,251
PG&E Corp.*.............................    30,200              638,730
Public Service Enterprise Group, Inc....    18,000              760,500
TXU Corp................................    69,400            1,558,030
                                                      -----------------
                                                              3,683,511
                                                      -----------------
Utilities--Telephone (2.2%)
Verizon Communications, Inc.............   140,800            5,554,560
                                                      -----------------
Total Common Stocks (Cost $236,944,873)                     248,868,614
                                                      -----------------

116    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Share/Principal       Market
                                              Amount             Value
                                          ---------------  -----------------
SHORT-TERM INVESTMENTS (3.4%)
Security Lending Collateral (3.4%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................    $  367,341     $         367,341
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................     1,061,691             1,061,691
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................       265,423               265,423
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................       663,557               663,557
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................       265,423               265,423
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................       928,979               928,979
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........     1,327,112             1,327,112
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............       265,423               265,423
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................       982,064               982,064
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................       552,664               552,664
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................     1,247,486             1,247,486
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................       265,423               265,423
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................       597,201               597,201
                                                           -----------------
                                                                   8,789,787
                                                           -----------------
Total Short-Term Investments (Cost $8,789,787)                     8,789,787
                                                           -----------------

TOTAL INVESTMENTS At Market Value
(100.2%)
  (Cost $245,734,660)                     $ 257,658,401
Other assets in excess of liabilities
(-0.2%)                                        (612,285)
                                          -------------
Net Assets (100.0%)                       $ 257,046,116
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $19,976,615
Unrealized losses.................................  (8,052,874)
                                                    ----------
  Net unrealized gain.............................  $11,923,741
                                                    ==========

   *  Non-income producing security.

 Category percentages are based on net assets.

                                       See Notes to Financial Statements.    117

ING OpCap Balanced Value Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
COMMON STOCKS (65.6%)
Advertising (1.2%)
Omnicom Group, Inc......................    19,800    $       1,419,660
                                                      -----------------
Automotive (4.7%)
General Motors Corp., Class H*..........   430,500            5,514,705
                                                      -----------------
Banking (7.3%)
Bank of New York Co., Inc...............    84,700            2,435,125
Citigroup, Inc..........................    67,700            2,897,560
J.P. Morgan Chase & Co..................    67,700            2,313,986
Washington Mutual, Inc..................    22,400              925,120
                                                      -----------------
                                                              8,571,791
                                                      -----------------
Beverages, Food & Tobacco (2.7%)
Altria Group, Inc.......................    44,600            2,026,624
Kraft Foods, Inc........................    36,700            1,194,585
                                                      -----------------
                                                              3,221,209
                                                      -----------------
Computer Software & Processing (2.5%)
Electronic Data Systems Corp............   136,100            2,919,345
                                                      -----------------
Computers & Information (1.0%)
Cisco Systems, Inc.*....................    67,500            1,126,575
                                                      -----------------
Conglomerates (1.8%)
Tyco International Ltd..................   113,300            2,150,434
                                                      -----------------
Consumer Goods and Services (1.0%)
Gillette Co.............................    35,000            1,115,100
                                                      -----------------
Electric Utilities (0.9%)
NiSource, Inc...........................    57,300            1,088,700
                                                      -----------------
Electronics (5.3%)
Applied Materials, Inc.*................   132,700            2,104,622
EMC Corp.*..............................   246,750            2,583,472
Flextronics International Ltd.*.........    89,400              928,866
JDS Uniphase Corp.*.....................   165,000              579,150
                                                      -----------------
                                                              6,196,110
                                                      -----------------
Entertainment & Leisure (3.3%)
Carnival Corp. (Panama).................    90,200            2,932,402
Walt Disney Co..........................    45,400              896,650
                                                      -----------------
                                                              3,829,052
                                                      -----------------
Financial Services (5.7%)
Fannie Mae..............................    22,600            1,524,144
Freddie Mac.............................   101,500            5,153,155
                                                      -----------------
                                                              6,677,299
                                                      -----------------
Forest Products & Paper (1.4%)
International Paper Co..................    45,000            1,607,850
                                                      -----------------
Health Care Providers & Services (1.4%)
McKesson HBOC, Inc......................    45,100            1,611,874
                                                      -----------------
                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Insurance (3.1%)
American International Group, Inc.......    22,600    $       1,247,068
UNUMProvident Corp......................   180,600            2,421,846
                                                      -----------------
                                                              3,668,914
                                                      -----------------
Media--Broadcasting & Publishing (1.6%)
Clear Channel Communications, Inc.*.....    45,200            1,916,028
                                                      -----------------
Medical and Health Products (0.6%)
Tenet Healthcare Corp.*.................    61,100              711,815
                                                      -----------------
Metals and Mining (5.5%)
Alcan, Inc. (Canada)....................   136,100            4,258,569
Inco Ltd. (Canada)*.....................    66,900            1,414,266
Nucor Corp..............................    15,900              776,715
                                                      -----------------
                                                              6,449,550
                                                      -----------------
Oil & Gas (2.9%)
Anadarko Petroleum Corp.................    45,200            2,010,044
Nabors Industries, Ltd.*................    34,000            1,344,700
                                                      -----------------
                                                              3,354,744
                                                      -----------------
Pharmaceuticals (3.8%)
Pfizer, Inc.............................   101,500            3,466,225
Wyeth...................................    22,300            1,015,765
                                                      -----------------
                                                              4,481,990
                                                      -----------------
Pollution Control (1.2%)
Waste Management, Inc...................    56,600            1,363,494
                                                      -----------------
Retailers (6.7%)
Dollar General Corp.....................   199,400            3,641,044
Office Depot, Inc.*.....................    90,400            1,311,704
Sears, Roebuck and Co...................    87,400            2,940,136
                                                      -----------------
                                                              7,892,884
                                                      -----------------
Total Common Stocks (Cost $67,922,110)                       76,889,123
                                                      -----------------
                                          Principal
                                            Amount
                                          ----------
CORPORATE DEBT (17.0%)
Aerospace & Defense (0.5%)
General Dynamics Corp., 2.125%,
  05/15/06..............................  $155,000              157,194
Raytheon Co., 8.200%, 03/01/06..........   345,000              398,289
                                                      -----------------
                                                                555,483
                                                      -----------------
Automotive (1.8%)
DaimlerChrysler NA Holdings Corp.,
  3.400%, 12/15/04......................   450,000              454,393
Ford Motor Co., 7.450%, 07/16/31........   350,000              321,512
General Motors Acceptance Corp., 6.750%,
  01/15/06..............................  1,150,000           1,221,600
Goodyear Tire & Rubber Co., 7.857%,
  08/15/11..............................   200,000              147,000
                                                      -----------------
                                                              2,144,505
                                                      -----------------

118    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Principal        Market
                                            Amount          Value
                                          ----------  -----------------
Commercial Services (0.4%)
Cendant Corp., 6.875%, 08/15/06.........  $360,000    $         403,020
                                                      -----------------
Electric Utilities (0.3%)
FirstEnergy Corp. Series A, 5.500%,
  11/15/06..............................   300,000              321,894
                                                      -----------------
Electronics (0.5%)
General Electric Capital Corp., 6.000%,
  06/15/12..............................   500,000              565,377
                                                      -----------------
Entertainment & Leisure (0.5%)
Walt Disney Co., 7.300%, 02/08/05.......   575,000              624,678
                                                      -----------------
Environmental Controls (0.2%)
Waste Management Inc., 6.500%,
  11/15/08..............................   225,000              257,546
                                                      -----------------
Financial Institutions (0.8%)
Sprint Capital Corp., 8.375%,
  03/15/12..............................   820,000              983,688
                                                      -----------------
Financial Services (3.9%)
Bear Stearns Co., Inc., 6.250%,
  07/15/05..............................   580,000              630,831
Boeing Capital Corp., 6.500%,
  02/15/12..............................   200,000              225,923
CIT Group, Inc., 7.125%, 10/15/04.......   280,000              298,318
CIT Group, Inc., 7.750%, 04/02/12.......   450,000              537,440
Citigroup, Inc., 6.000%, 02/21/12.......   400,000              455,807
Ford Motor Credit Co., 6.125%,
  01/09/06..............................   460,000              478,131
Goldman Sachs Group, Inc., 5.700%,
  09/01/12..............................   600,000              660,367
Household Finance Corp., 7.000%,
  05/15/12..............................   500,000              592,832
International Lease Finance Corp.,
  5.540%, 03/21/05......................   240,000              252,271
John Deere Capital Corp., 3.125%,
  12/15/05..............................   450,000              463,273
                                                      -----------------
                                                              4,595,193
                                                      -----------------
Food Retailers (0.4%)
Safeway, Inc., 7.250%, 09/15/04.........   375,000              398,583
                                                      -----------------
Forest Products & Paper (0.8%)
Weyerhaeuser Co., 5.500%, 03/15/05......   855,000              904,893
                                                      -----------------
Insurance (0.2%)
Conseco Finance Trust II, 8.700%,
  11/15/26+.............................  2,345,000              52,762
Conseco Finance Trust III, 8.796%,
  04/01/27+.............................  2,350,000              52,875
Conseco, Inc. (144A), 6.800%,
  06/15/07{::}..........................   305,000              166,225
                                                      -----------------
                                                                271,862
                                                      -----------------
Media--Broadcasting & Publishing (0.2%)
News America Holdings, Inc., 9.250%,
  02/01/13..............................   200,000              267,529
                                                      -----------------
Media--Internet (0.6%)
AOL Time Warner, Inc., 5.625%,
  05/01/05..............................   678,000              720,160
                                                      -----------------
Medical Supplies (1.1%)
Tenet Healthcare Corp., 5.000%,
  07/01/07..............................   550,000              517,000
                                          Share/Principal       Market
                                              Amount             Value
                                          ---------------  -----------------
Medical Supplies (continued)
Tenet Healthcare Corp., 6.500%,
  06/01/12..............................    $  385,000     $         359,012
Tenet Healthcare Corp., 6.875%,
  11/15/31..............................       450,000               398,250
                                                           -----------------
                                                                   1,274,262
                                                           -----------------
Retailers (0.5%)
Sears Roebuck Acceptance Corp., 6.700%,
  04/15/12..............................       500,000               565,236
                                                           -----------------
Telecommunications (4.3%)
AT&T Corp., 7.000%, 11/15/06............       400,000               445,287
AT&T Corp., 7.300%, 11/15/11............       100,000               114,527
AT&T Wireless Services, Inc., 7.350%,
  03/01/06..............................       500,000               561,482
Qwest Corp. (144A), 8.875%,
  03/15/12{::}..........................     2,285,000             2,564,912
SBC Communications, Inc., 5.750%,
  05/02/06..............................       245,000               270,796
Verizon Global Funding Corp., 6.750%,
  12/01/05..............................       560,000               625,305
Verizon Global Funding Corp., 7.375%,
  09/01/12..............................       400,000               488,896
                                                           -----------------
                                                                   5,071,205
                                                           -----------------
Total Corporate Debt (Cost $22,153,301)                           19,925,114
                                                           -----------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (11.2%)
U.S. Treasury Bonds & Notes (11.2%)
U.S. Treasury Inflation Index Bond,
  3.375%, 01/15/12......................     1,019,660             1,171,544
U.S. Treasury Inflation Index Bond,
  3.375%, 04/15/32......................     3,210,267             3,887,435
U.S. Treasury Inflation Index Bond,
  3.875%, 04/15/29......................     3,158,717             4,030,820
U.S. Treasury Note, 2.750%, 09/30/03....     4,000,000             4,020,004
                                                           -----------------
                                                                  13,109,803
                                                           -----------------
Total U.S. Government And Agency Obligations
 (Cost $11,316,197)                                               13,109,803
                                                           -----------------
SHORT-TERM INVESTMENTS (9.7%)
Security Lending Collateral (9.7%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................       477,680               477,680
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................     1,380,593             1,380,593
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................       345,148               345,148
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................       862,871               862,871
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................       345,148               345,148
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................     1,208,019             1,208,019

                                       See Notes to Financial Statements.    119

ING OpCap Balanced Value Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                             Principal          Market
                                              Amount             Value
                                          ---------------  -----------------
Security Lending Collateral (continued)
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........    $1,725,742     $       1,725,742
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............       345,148               345,148
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................     1,277,049             1,277,049
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................       718,669               718,669
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................     1,622,197             1,622,197
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................       345,148               345,148
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................       776,585               776,585
                                                           -----------------
                                                                  11,429,997
                                                           -----------------
Total Short-Term Investments (Cost $11,429,997)                   11,429,997
                                                           -----------------

TOTAL INVESTMENTS At Market Value
(103.5%)
  (Cost $112,821,605)                     $ 121,354,037
Other assets in excess of liabilities
(-3.5%)                                      (4,106,049)
                                          -------------
Net Assets (100.0%)                       $ 117,247,988
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $14,538,126
Unrealized losses.................................  (6,005,694)
                                                    ----------
  Net unrealized gain.............................  $8,532,432
                                                    ==========

   *  Non-income producing security.

   +  Security is in default.

 Category percentages are based on net assets.

120    See Notes to Financial Statements.

ING PIMCO Total Return Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
CONVERTIBLE PREFERRED STOCKS (0.3%)
Automotive (0.3%)
General Motors Corp., Seriec C..........     8,000    $         199,200
                                                      -----------------
Total Convertible Preferred Stocks (Cost $200,000)              199,200
                                                      -----------------
                                          Principal
                                            Amount
                                          ----------
CORPORATE DEBT (10.9%)
Automotive (0.5%)
Ford Motor Co., 6.625%, 02/15/28........  $250,000              208,935
Ford Motor Co., 6.625%, 10/01/28........   100,000               83,440
General Motors Corp., 8.250%,
  07/15/23..............................   100,000              103,550
                                                      -----------------
                                                                395,925
                                                      -----------------
Electric Utilities (0.7%)
Columbus Southern Power Co. (144A),
  6.600%, 03/01/33{::}..................   300,000              334,130
Entergy Gulf States, Inc (144A), 3.600%,
  06/01/08+{::}.........................   100,000               99,509
Oncor Electric Delivery Co., 7.250%,
  01/15/33{::}..........................   100,000              118,372
                                                      -----------------
                                                                552,011
                                                      -----------------
Electronics (0.3%)
General Electric Capital Corp., 5.450%,
  01/15/13..............................   150,000              162,776
General Electric Co., 5.000%,
  02/01/13..............................   100,000              105,827
                                                      -----------------
                                                                268,603
                                                      -----------------
Financial Institutions (1.8%)
Chase Mortgage Finance Corp., Series
  1994-D, Class A9, 6.750%, 02/25/25....   250,000              252,913
Chase Mortgage Finance Corp., Series
  2002-A1, Class 1A2, 6.000%,
  12/25/29..............................   179,698              181,562
Semt 2003-1 A2, 1.669%, 07/31/33+.......  1,000,000             998,164
                                                      -----------------
                                                              1,432,639
                                                      -----------------
Financial Services (0.9%)
CIT Group, Inc., 7.750%, 04/02/12.......   150,000              179,147
Citigroup, Inc., 5.625%, 08/27/12.......   100,000              110,373
General Motors Acceptance Corp., 8.000%,
  11/01/31..............................   300,000              295,162
Morgan Stanley, 5.300%, 03/01/13........   100,000              106,486
                                                      -----------------
                                                                691,168
                                                      -----------------
Forest Products & Paper (0.2%)
Weyerhaeuser Co., 6.750%, 03/15/12......   100,000              113,710
Weyerhaeuser Co., 6.875%, 12/15/33......    50,000               54,776
                                                      -----------------
                                                                168,486
                                                      -----------------
Media--Broadcasting & Publishing (0.1%)
AOL Time Warner, Inc., 6.875%,
  05/01/12..............................    50,000               57,196
                                                      -----------------
Mortgage Backed (4.3%)
Bear Stearns Adjustable Rate Mortgage
  Trust, Series 2002-5, Class 6A,
  6.044%, 06/25/32......................   220,328              226,100
                                          Principal        Market
                                            Amount          Value
                                          ----------  -----------------
Mortgage Backed (continued)
GSR Mortgage Loan Trust, Series 2002-4,
  Class A2C, 5.626%, 04/25/32...........  $529,935    $         535,366
GSR Mortgage Loan Trust, Series 2003-2F,
  Class 3A1, 6.000%, 03/25/32...........   249,891              255,563
Residential Funding Mortgage Securities,
  Inc. Series 2003-S9 Class A1, 6.500%,
  03/25/32+.............................   385,992              398,064
Structured Asset Securities Corp.,
  Series 2001-19, Class 1A1, 6.500%,
  01/25/32..............................    23,884               23,961
Wells Fargo Mortgage Backed Securities,
  Series 2002-18, Class 2A13, 6.000%,
  12/25/32..............................  1,974,036           1,998,307
                                                      -----------------
                                                              3,437,361
                                                      -----------------
Oil & Gas (0.7%)
El Paso Corp., 7.750%, 01/15/32.........   200,000              169,500
Pemex Project Funding Master Trust,
  7.375%, 12/15/14......................   100,000              109,750
Pemex Project Funding Master Trust
  (144A), 8.625%, 02/01/22{::}..........   200,000              229,000
Williams Companies, Inc. (The), 6.250%,
  02/01/06..............................    70,000               68,950
                                                      -----------------
                                                                577,200
                                                      -----------------
Telecommunications (1.4%)
AT&T Broadband Corp., 8.375%,
  03/15/13..............................   200,000              251,250
AT&T Corp., 7.300%, 11/15/11............    50,000               57,263
AT&T Corp., 8.500%, 11/15/31............   200,000              227,567
AT&T Wireless Services, Inc., 7.875%,
  03/01/11..............................    30,000               35,494
Deutsche Telekom International Finance,
  8.250%, 06/15/30......................   100,000              127,867
Qwest Corp., 7.200%, 11/01/04...........   100,000              103,000
Qwest Corp. (144A), 8.875%,
  03/15/12{::}..........................   200,000              224,500
Sprint Capital Corp., 6.900%,
  05/01/19..............................   100,000              105,050
                                                      -----------------
                                                              1,131,991
                                                      -----------------
Total Corporate Debt (Cost $8,397,813)                        8,712,580
                                                      -----------------
CONVERTIBLE DEBT (0.6%)
Financial Institutions (0.6%)
Financial Asset Receivables Corp. AAA
  Trust, 1.310%, 09/25/33+..............   500,000              499,385
                                                      -----------------
Total Convertible Debt (Cost $500,000)                          499,385
                                                      -----------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (95.1%)
Mortgage Backed (81.1%)
FHLMC Series 2518, Class KB, 5.000%,
  09/15/16..............................   495,453              508,536
FHLMC TBA, 6.000%, 08/01/31.............  2,500,000           2,591,405
FHLMC, Pool C90676, 5.500%, 05/01/23....   895,128              927,289
FHLMC, Pool C90678, 6.000%, 03/01/23....  2,527,890           2,624,299
FHLMC, Pool D95122, 6.000%, 02/01/22....   140,320              145,672
FHLMC, Pool D95897, 5.500%, 03/01/23....   391,618              405,689

                                       See Notes to Financial Statements.    121

ING PIMCO Total Return Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Principal        Market
                                            Amount          Value
                                          ----------  -----------------
Mortgage Backed (continued)
FHLMC, Pool E91947, 6.000%, 10/01/17....  $ 32,753    $          34,071
FHLMC, Pool M90747, 5.500%, 08/01/07....   252,043              259,555
FHLMC, Series 1811, Class E, 6.500%,
  02/15/25..............................    24,211               24,268
FHLMC, Series 2056, Class A, 6.000%,
  02/15/24..............................    22,847               22,849
FHLMC, Series 2116, Class B, 6.000%,
  01/15/25..............................  2,523,229           2,534,532
FHLMC, Series 2132, Class JA, 6.250%,
  02/15/27..............................    41,660               41,863
FHLMC, Series 2355, Class B, 6.000%,
  02/15/31..............................  1,558,857           1,569,763
FHLMC, Series 2423, Class KA, 6.000%,
  01/15/20..............................  1,027,269           1,053,521
FHLMC, Series 2424, Class TA, 5.000%,
  02/15/29..............................   361,715              364,741
FHLMC, Series 2435, Class EL, 6.000%,
  09/15/27..............................  2,200,000           2,251,112
FHLMC, Series 2436, Class MA, 5.750%,
  06/15/29..............................   236,344              239,227
FHLMC, Series 2495, Class UJ, 3.500%,
  07/15/32..............................   222,040              224,611
FHLMC, Series 2504, Class B, 6.000%,
  08/15/26..............................   583,632              589,695
FHLMC, Series 2514, Class UB, 4.000%,
  12/15/12..............................  1,294,897           1,304,448
FHLMC, Series 2551, Class QJ, 5.500%,
  05/15/31..............................   951,692              974,506
FHLMC, Series 31, Class D, 0.000%,
  04/25/24..............................  1,909,645           1,881,294
FNMA TBA, 4.000%, 07/01/18..............  1,500,000           1,506,093
FNMA TBA, 4.500%, 07/01/18..............  2,000,000           2,040,624
FNMA TBA, 5.000%, 09/01/33..............  2,000,000           2,016,876
FNMA TBA, 5.500%, 07/01/17..............   500,000              518,594
FNMA TBA, 6.000%, 08/01/33..............  2,500,000           2,596,875
FNMA TBA, 6.500%, 07/01/33..............  7,000,000           7,301,875
FNMA, Pool 254236, 6.500%, 03/01/17.....   631,355              666,238
FNMA, Pool 254723, 5.500%, 05/01/23.....  1,483,516           1,539,599
FNMA, Pool 254764, 5.500%, 06/01/23.....  1,393,378           1,446,054
FNMA, Pool 440734, 6.000%, 12/01/18.....   202,602              211,560
FNMA, Pool 457196, 6.500%, 09/01/04.....    46,083               46,524
FNMA, Pool 535777, 5.500%, 03/01/16.....   500,000              521,359
FNMA, Pool 545172, 6.000%, 08/01/16.....   868,452              906,704
FNMA, Pool 545696, 6.000%, 06/01/22.....  4,065,285           4,240,026
FNMA, Pool 545967, 5.500%, 10/01/17.....  1,999,999           2,078,237
FNMA, Pool 555114, 5.500%, 12/01/17.....   499,951              519,508
FNMA, Pool 555198, 6.000%, 01/01/23.....   774,551              807,844
FNMA, Pool 555349, 5.500%, 03/01/18.....   499,999              519,559
FNMA, Pool 584015, 6.000%, 05/01/16.....    50,104               52,311
FNMA, Pool 593150, 6.000%, 08/01/16.....   138,172              144,258
FNMA, Pool 618004, 6.000%, 12/01/16.....   126,858              132,446
FNMA, Pool 623651, 5.819%, 04/01/32.....  2,768,877           2,874,399
FNMA, Pool 632641, 6.000%, 02/01/17.....    17,662               18,440
FNMA, Pool 632754, 6.000%, 03/01/17.....    45,699               47,713
                                          Principal        Market
                                            Amount          Value
                                          ----------  -----------------
Mortgage Backed (continued)
FNMA, Pool 638085, 6.000%, 04/01/17.....  $806,454    $         841,990
FNMA, Pool 641795, 6.000%, 04/01/17.....   788,552              823,299
FNMA, Pool 647307, 6.000%, 06/01/17.....   817,606              853,633
FNMA, Pool 667068, 6.000%, 07/01/17.....    38,004               39,678
FNMA, Pool 681273, 6.000%, 01/01/18.....   140,164              146,340
FNMA, Pool 70597, 3.708%, 02/01/20......    88,960               90,798
FNMA, Series 1993-210, Class PH, 6.250%,
  10/25/22..............................   398,827              406,547
FNMA, Series 1993-55, Class J, 6.500%,
  11/25/07..............................   975,013              998,360
FNMA, Series 1994-37, Class GB, 6.500%,
  12/25/22..............................  1,223,220           1,240,564
FNMA, Series 2001-38, Class AC, 6.250%,
  08/25/28..............................    49,233               49,379
FNMA, Series 2001-52, Class EP, 5.750%,
  02/25/25..............................   792,349              792,050
FNMA, Series 2002-59, Class KU, 5.500%,
  03/25/09..............................   740,756              744,496
FNMA, Series 2002-80, Class EA, 4.500%,
  02/25/32..............................   371,238              376,714
FNMA, Series 2003-16, Class KA, 6.000%,
  04/25/30..............................   923,772              936,438
FNMA, Series 2003-W1, Class 1A1, 6.500%,
  12/25/42..............................   185,282              199,700
FNMA, Series 2451, Class P, 6.000%,
  01/15/28..............................   800,000              810,345
FNMA, Series 2459, Class DA, 5.500%,
  06/15/12..............................   140,109              140,985
Freddie Mac, Series 2412, Class PE,
  6.500%, 08/15/28......................  2,000,000           2,042,876
                                                      -----------------
                                                             64,860,854
                                                      -----------------
U.S. Treasury Bonds & Notes (14.0%)
U.S. Treasury Bond, 6.250%, 08/15/23....   800,000              980,188
U.S. Treasury Bond, 7.875%, 02/15/21....  2,000,000           2,855,938
U.S. Treasury Bond, 8.750%, 05/15/17....   750,000            1,122,862
U.S. Treasury Bond, 8.875%, 08/15/17....   250,000              378,281
U.S. Treasury Inflation Index Bond,
  3.000%, 07/15/12......................   306,696              338,084
U.S. Treasury Inflation Index Bond,
  3.375%, 01/15/12......................   103,519              117,154
U.S. Treasury Inflation Index Bond,
  3.500%, 01/15/11......................   105,612              119,985
U.S. Treasury Inflation Index Bond,
  3.625%, 01/15/08......................  1,308,447           1,468,324
U.S. Treasury Inflation Index Bond,
  3.625%, 04/15/28......................   113,647              138,561
U.S. Treasury Inflation Index Bond,
  3.875%, 04/15/29......................   111,813              142,684
U.S. Treasury Inflation Index Bond,
  4.250%, 01/15/10......................   983,277            1,157,502
U.S. Treasury Note, 6.500%, 02/15/10....   500,000              606,738
U.S. Treasury Strip, 0.000%, 02/15/19...  1,100,000             529,926
U.S. Treasury Strip, 0.000%, 05/15/20...   100,000               44,772
U.S. Treasury Strip, 0.000%, 05/15/20...   300,000              133,873

122    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Principal        Market
                                            Amount          Value
                                          ----------  -----------------
U.S. Treasury Bonds & Notes (continued)
U.S. Treasury Strip, 0.000%, 11/15/22...  $2,100,000  $         809,787
U.S. Treasury Strip, 0.000%, 02/15/27...   900,000              277,713
                                                      -----------------
                                                             11,222,372
                                                      -----------------
Total U.S. Government And Agency Obligations
 (Cost $75,957,117)                                          76,083,226
                                                      -----------------
SOVEREIGN DEBT OBLIGATIONS (4.7%)
Brazil (0.9%)
Brazil, C Bond, 8.000%, 04/15/14........   430,994              378,619
Federal Republic of Brazil, 11.500%,
  03/12/08 (Brazil).....................   160,000              168,000
Republic of Brazil, Series EI, 2.125%,
  04/15/06 (Brazil).....................   144,000              136,443
                                                      -----------------
                                                                683,062
                                                      -----------------
Canada (0.7%)
Canadian Government, 6.000%, 06/01/08
  (Canada)..............................   700,000              569,408
                                                      -----------------
Chile (0.1%)
Republic of Chile, 5.500%, 01/15/13
  (Chile)...............................   100,000              106,050
                                                      -----------------
Colombia (0.3%)
Republic of Colombia , 11.750%, 02/25/20
  (Colombia)............................   200,000              249,500
                                                      -----------------
Germany (1.0%)
Deutschland Republic, Series 00, 5.250%,
  01/04/11..............................   200,000              254,979
Deutschland Republic, Series 86, 6.000%,
  06/20/16..............................   400,000              542,298
                                                      -----------------
                                                                797,277
                                                      -----------------
Mexico (0.6%)
United Mexican States, 6.375%, 01/16/13
  (Mexico)..............................   100,000              106,250
United Mexican States, 8.300%,
  08/15/31..............................   300,000              346,200
                                                      -----------------
                                                                452,450
                                                      -----------------
Panama (0.3%)
Republic of Panama, 8.875%, 09/30/27
  (Panama)..............................   250,000              273,125
                                                      -----------------
Peru (0.4%)
Republic of Peru, 9.125%, 01/15/08
  (Peru)................................   100,000              108,750
Republic of Peru, 9.125%, 02/21/12......   200,000              213,700
                                                      -----------------
                                                                322,450
                                                      -----------------
South Africa (0.4%)
Republic of South Africa, 7.375%,
  04/25/12 (South Africa)...............   250,000              287,500
                                                      -----------------
Total Sovereign Debt Obligations (Cost $3,636,474)            3,740,822
                                                      -----------------
MUNICIPAL DEBT OBLIGATIONS (3.0%)
California (0.5%)
California State, General Obligation
  Unlimited, 2.000%, 06/16/04...........   200,000              201,652
                                          Principal        Market
                                            Amount          Value
                                          ----------  -----------------
California (continued)
Golden State Tobacco Securitization
  Corp., Series 2003-A-1, 6.250%,
  06/01/33..............................  $100,000    $          89,845
Golden State Tobacco Securitization
  Corp., Series 2003-A-1, 6.750%,
  06/01/39..............................   100,000               90,702
                                                      -----------------
                                                                382,199
                                                      -----------------
Illinois (0.4%)
Chicago IIlinois, Series A, General
  Obligation Unlimited, 5.000%,
  01/01/27..............................   100,000              103,829
Illinois State, Taxable Pension, 5.100%,
  06/01/33..............................   200,000              196,674
                                                      -----------------
                                                                300,503
                                                      -----------------
Louisiana (0.1%)
Tobacco Settlement Funding Corp.,
  5.875%, 05/15/39......................   100,000               80,176
                                                      -----------------
Nevada (0.4%)
Clark County, Nevada School District,
  Series C, 5.375%, 06/15/13............   100,000              115,874
Las Vegas Valley, Nevada Water District,
  Series A, 5.000%, 06/01/32............   100,000              104,422
Las Vegas Valley, Nevada Water District,
  Series B, 5.000%, 06/01/27............   100,000              104,815
                                                      -----------------
                                                                325,111
                                                      -----------------
New York (0.5%)
New York City, General Obligatin
  Unlimited, 6.500%, 05/15/12...........   200,000              234,298
New York City, Series J, General
  Obligation Unlimited, 5.250%,
  06/01/28..............................   100,000              103,273
New York, State Dormitory Authority
  Revenue, Series A, 5.000%, 03/15/27...   100,000              103,809
                                                      -----------------
                                                                441,380
                                                      -----------------
Ohio (0.1%)
Kettering City School District, 5.000%,
  12/01/30..............................   100,000              104,879
                                                      -----------------
Texas (0.6%)
San Antonio, General Obligation
  Unlimited, 5.000%, 02/01/10...........   400,000              449,712
                                                      -----------------
Virginia (0.1%)
Virginia College Building Authority ,
  5.000%, 02/01/10......................   100,000              113,067
                                                      -----------------
Washington (0.3%)
Energy Northwest Washington Electric
  Revenue, 5.500%, 07/01/12.............   100,000              115,653
Energy Northwest Washington Electric
  Revenue, 5.500%, 07/01/15.............   100,000              115,836
                                                      -----------------
                                                                231,489
                                                      -----------------
Total Municipal Debt Obligations (Cost $2,411,947)            2,428,516
                                                      -----------------

                                       See Notes to Financial Statements.    123

ING PIMCO Total Return Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
PURCHASED SWAPTIONS (0.0%)
EURO Put Swaption, Strike Price 0.76,
  Expires 5/31/05.......................  85,000,000  $          15,026
EURO Put Swaption, Strike Price 0.76,
  Expires 5/31/05.......................  85,000,000             15,025
                                                      -----------------
Total Purchased Swaptions (Cost $9,748)                          30,051
                                                      -----------------
                                          Share/Principal
                                              Amount
                                          ---------------
SHORT-TERM INVESTMENTS (22.2%)
Certificates of Deposit (0.5%)
Kraft Foods, Inc., 2.080%, 02/27/04.....    $  400,000               400,000
                                                           -----------------
Commercial Paper (13.5%)
ABN Amro North American Financial, Inc.,
  0.915%, 08/25/03......................       700,000               699,021
Barclays US Funding Corp., 1.220%,
  08/01/03..............................     1,700,000             1,698,214
CBA (Delaware) Finance, Inc., 1.050%,
  07/31/03..............................     1,400,000             1,398,775
Danske Corp., 1.200%, 08/13/03..........       700,000               698,996
Danske Corp., 1.230%, 07/28/03..........       900,000               899,170
HBOS Treasury Services, 0.990%,
  09/18/03..............................       500,000               498,914
HBOS Treasury Services, 1.210%,
  08/18/03..............................       900,000               898,548
HBOS Treasury Services, 1.210%,
  09/03/03..............................       200,000               199,570
Shell Finance (UK) PLC, 1.190%,
  08/14/03..............................     2,000,000             1,997,091
UBS Finance, 1.030%, 08/29/03...........     1,400,000             1,397,637
Westpac Trust Securities Ltd., 1.200%,
  08/27/03..............................       400,000               399,240
                                                           -----------------
                                                                  10,785,176
                                                           -----------------
Security Lending Collateral (1.0%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................        34,050                34,050
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................        98,411                98,411
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................        24,603                24,603
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................        61,507                61,507
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................        24,603                24,603
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................        86,110                86,110
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........       123,013               123,013
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............        24,603                24,603
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................        91,030                91,030
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................        51,228                51,228
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................       115,633               115,633
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................        24,603                24,603
                                             Principal          Market
                                              Amount             Value
                                          ---------------  -----------------
Security Lending Collateral (continued)
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................    $   55,356     $          55,356
                                                           -----------------
                                                                     814,750
                                                           -----------------
U.S. Government Agency Discount Notes (7.2%)
FNMA, 0.890%, 10/15/03..................     3,000,000             2,992,138
FNMA, 1.160%, 07/09/03..................       200,000               199,948
FNMA, 1.170%, 08/27/03..................       400,000               399,259
FNMA, 1.180%, 08/25/03..................     1,900,000             1,896,575
U.S. Treasury Bill, 0.818%, 08/14/03....        20,000                19,980
U.S. Treasury Bill, 1.070%, 08/14/03....       230,000               229,699
U.S. Treasury Bill, 1.080%, 08/07/03....        20,000                19,978
                                                           -----------------
                                                                   5,757,577
                                                           -----------------
Total Short-Term Investments (Cost $17,757,503)                   17,757,503
                                                           -----------------

TOTAL INVESTMENTS At Market Value
(136.8%)
  (Cost $108,870,602)                     $ 109,451,283
Other assets in excess of liabilities
(-36.8%)                                    (29,418,843)
                                          -------------
Net Assets (100.0%)                       $  80,032,440
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $938,551
Unrealized losses.................................  (357,870)
                                                    --------
  Net unrealized gain.............................  $580,681
                                                    ========

   +  Fair valued by the Board of Directors
 {::} Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003 the market value of these securities amounted to $1,005,511 or 1.26% of net assets.
 FHLMC Federal Home Loan Mortgage Corporation
 FNMA Federal National Mortgage Corporation
 Category percentages are based on net assets.

124    See Notes to Financial Statements.

ING Salomon Brothers Aggressive Growth Portfolio
Schedule of Investments
June 30, 2003
--------------------------------------------------------------------------------

                                           Number of        Market
                                            Shares           Value
                                          -----------  -----------------
COMMON STOCKS (89.9%)
Aerospace & Defense (2.1%)
L-3 Communications Holdings, Inc.*......     272,700   $      11,859,723
                                                       -----------------
Biotechnology (6.5%)
Chiron Corp.*...........................     580,000          25,357,600
Genentech, Inc.*........................      23,900           1,723,668
ImClone Systems, Inc.*..................     285,300           9,021,186
                                                       -----------------
                                                              36,102,454
                                                       -----------------
Business Machines (1.5%)
Maxtor Corp.*...........................     772,300           5,799,973
Quantum Corp.*..........................     552,600           2,238,030
                                                       -----------------
                                                               8,038,003
                                                       -----------------
Computer Software & Processing (1.3%)
Autodesk, Inc...........................     100,000           1,616,000
Microsoft Corp..........................     181,200           4,640,532
Verity, Inc.*...........................      58,400             739,344
                                                       -----------------
                                                               6,995,876
                                                       -----------------
Conglomerates (3.0%)
Tyco International Ltd..................     885,695          16,810,491
                                                       -----------------
Electronics (6.9%)
Cabot Microelectronics Corp.*...........      97,900           4,941,013
Cirrus Logic, Inc.*.....................     334,300           1,343,886
Cree, Inc.*.............................     124,900           2,033,372
Drexler Technology Corp.*...............      31,500             488,250
DSP Group, Inc.*........................      85,400           1,838,662
Intel Corp..............................     404,700           8,411,285
Micron Technology, Inc.*................     772,000           8,978,360
RF Micro Devices, Inc.*.................     474,400           2,855,888
SanDisk Corp.*..........................      89,900           3,627,465
Teradyne, Inc.*.........................     214,000           3,704,340
                                                       -----------------
                                                              38,222,521
                                                       -----------------
Entertainment & Leisure (0.2%)
World Wrestling Entertainment, Inc......      98,800           1,016,652
                                                       -----------------
Financial Services (11.2%)
CIT Group, Inc..........................      80,600           1,986,790
Goldman Sachs Group, Inc. (The).........       2,696             225,790
Lehman Brothers Holdings................     415,000          27,589,200
Merrill Lynch & Co......................     420,360          19,622,405
Neuberger Berman, Inc...................     314,500          12,551,695
                                                       -----------------
                                                              61,975,880
                                                       -----------------
Health Care Providers & Services (5.4%)
IMPATH, Inc.*...........................      78,200           1,105,748
UnitedHealth Group, Inc.................     567,000          28,491,750
                                                       -----------------
                                                              29,597,498
                                                       -----------------
Manufacturing (1.0%)
Grant Prideco, Inc.*....................     458,300           5,385,025
                                                       -----------------
                                           Number of        Market
                                            Shares           Value
                                          -----------  -----------------
Media--Broadcasting & Publishing (16.1%)
AOL Time Warner, Inc.*..................     811,930   $      13,063,954
Cablevision Systems Corp., New York
  Group, Class A*.......................     850,400          17,654,304
Comcast Corp., Class A*.................     125,300           3,781,554
Comcast Corp., Special Class A*.........     779,900          22,484,517
Liberty Media Corp., Class A*...........   1,575,000          18,207,000
Viacom, Inc., Class B*..................     310,511          13,556,910
                                                       -----------------
                                                              88,748,239
                                                       -----------------
Medical and Health Products (1.0%)
Biosite, Inc.*..........................      86,700           4,170,270
Cytyc Corp.*............................       7,870              82,792
IGEN International, Inc.*...............      35,900           1,127,260
                                                       -----------------
                                                               5,380,322
                                                       -----------------
Oil & Gas (4.1%)
Weatherford International, Ltd.*........     540,000          22,626,000
                                                       -----------------
Pharmaceuticals (25.3%)
Alkermes, Inc.*.........................     139,300           1,497,475
Amgen, Inc.*............................     463,090          30,767,700
Forest Laboratories, Inc.*..............     487,944          26,714,934
Genzyme Corp.*..........................     542,170          22,662,706
ICN Pharmaceuticals, Inc................     323,500           5,421,860
IDEC Pharmaceuticals Corp.*.............     500,300          17,010,200
Isis Pharmaceuticals, Inc.*.............      94,400             500,320
Johnson & Johnson.......................     193,700          10,014,290
King Pharmaceuticals, Inc.*.............     435,000           6,420,600
Millennium Pharmaceuticals, Inc.*.......     562,700           8,851,271
Nabi Biopharmaceuticals*................      79,100             542,626
Pfizer, Inc.............................      69,150           2,361,472
SICOR, Inc.*............................     188,700           3,838,158
Vertex Pharmaceuticals, Inc.*...........     200,700           2,930,220
                                                       -----------------
                                                             139,533,832
                                                       -----------------
Telecommunications (4.3%)
AT&T Corp...............................      71,900           1,384,075
AT&T Wireless Services, Inc.*...........   1,054,200           8,654,982
C-COR.net Corp.*........................     269,600           1,321,040
Motorola, Inc...........................     744,000           7,015,920
Nokia Oyj ADR (Finland).................     318,800           5,237,884
                                                       -----------------
                                                              23,613,901
                                                       -----------------
Total Common Stocks (Cost $431,149,768)                      495,906,417
                                                       -----------------
REGISTERED INVESTMENT COMPANIES (2.1%)
Exchange Traded Funds (2.1%)
Nasdaq-100 Index Tracking Stock*........     386,400          11,572,680
                                                       -----------------
Total Registered Investment Companies
 (Cost $9,907,026)                                            11,572,680
                                                       -----------------

                                       See Notes to Financial Statements.    125

ING Salomon Brothers Aggressive Growth Portfolio
Schedule of Investments
June 30, 2003 (continued)
--------------------------------------------------------------------------------

                                          Share/Principal       Market
                                              Amount             Value
                                          ---------------  -----------------
SHORT-TERM INVESTMENTS (17.3%)
Security Lending Collateral (17.3%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................    $ 3,974,453    $       3,974,453
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................     11,486,979           11,486,979
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................      2,871,745            2,871,745
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................      7,179,362            7,179,362
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................      2,871,745            2,871,745
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................     10,051,107           10,051,107
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........     14,358,724           14,358,724
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............      2,871,745            2,871,745
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................     10,625,456           10,625,456
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................      5,979,561            5,979,561
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................     13,497,201           13,497,201
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................      2,871,745            2,871,745
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................      6,461,426            6,461,426
                                                           -----------------
                                                                  95,101,249
                                                           -----------------
Total Short-Term Investments (Cost $95,101,249)                   95,101,249
                                                           -----------------

TOTAL INVESTMENTS At Market Value
(109.3%)
  (Cost $536,158,043)                     $ 602,580,346
Other assets in excess of liabilities
(-9.3%)                                     (51,075,329)
                                          -------------
Net Assets (100.0%)                       $ 551,505,017
                                          =============

Notes to Schedule of Investments
The cost of investments for federal income tax purposes amount to $0. Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $74,383,571
Unrealized losses.................................  (7,961,268)
                                                    ----------
  Net unrealized gain.............................  $66,422,303
                                                    ==========

   *  Non-income producing security.

 ADR American Depository Receipt

 Category percentages are based on net assets.

126    See Notes to Financial Statements.

ING Salomon Brothers Fundamental Value Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
COMMON STOCKS (87.7%)
Aerospace & Defense (1.3%)
Goodrich Corp...........................     6,000    $        126,000
Raytheon Co.............................    14,200             466,328
                                                      ----------------
                                                               592,328
                                                      ----------------
Automotive (0.2%)
Fleetwood Enterprises, Inc.*............    14,500             107,300
                                                      ----------------
Banking (1.8%)
Bank One Corp...........................    10,800             401,544
State Street Corp.......................     9,500             374,300
                                                      ----------------
                                                               775,844
                                                      ----------------
Beverages, Food & Tobacco (0.5%)
Archer-Daniels-Midland Co...............    18,000             231,660
                                                      ----------------
Business Machines (3.0%)
Hewlett-Packard Co......................    29,000             617,700
Maxtor Corp.*...........................    97,000             728,470
                                                      ----------------
                                                             1,346,170
                                                      ----------------
Business Services (2.2%)
Ikon Office Solutions, Inc..............     1,300              11,570
Sabre Holdings Corp.....................    11,300             278,545
Unisys Corp.*...........................    57,000             699,960
                                                      ----------------
                                                               990,075
                                                      ----------------
Capital Equipment (0.9%)
Honeywell International, Inc............    15,100             405,435
                                                      ----------------
Chemicals (2.1%)
Cabot Corp..............................    15,200             436,240
Dow Chemical Co.........................    14,500             448,920
IMC Global, Inc.........................     9,900              66,429
                                                      ----------------
                                                               951,589
                                                      ----------------
Computer Software & Processing (3.7%)
IMS Health, Inc.........................    13,700             246,463
Micromuse, Inc.*........................    85,200             680,748
RealNetworks, Inc.*.....................    98,000             664,440
Transaction Systems Architects, Inc.,
  Class A*..............................     6,200              55,552
                                                      ----------------
                                                             1,647,203
                                                      ----------------
Computers & Information (1.4%)
3Com Corp.*.............................   131,800             616,824
                                                      ----------------
Consumer Goods and Services (0.8%)
Eastman Kodak Co........................    13,500             369,225
                                                      ----------------
Electronic Components (0.2%)
Sony Corp. (Japan)......................     3,800             107,096
                                                      ----------------
Electronics (6.5%)
Agilent Technologies, Inc.*.............    35,400             692,070
Electronics for Imaging, Inc.*..........    13,800             280,002
Intel Corp..............................    31,000             644,304
Lattice Semiconductor Corp.*............    17,100             140,733
Solectron Corp.*........................   171,700             642,158
                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Electronics (continued)
Taiwan Semiconductor Manufacturing Co.,
  Ltd. ADR (Taiwan)*....................    46,800    $        471,744
                                                      ----------------
                                                             2,871,011
                                                      ----------------
Entertainment & Leisure (4.4%)
Hasbro, Inc.............................    42,900             750,321
Metro-Goldwyn-Mayer, Inc.*..............    43,400             539,028
Walt Disney Co..........................    33,500             661,625
                                                      ----------------
                                                             1,950,974
                                                      ----------------
Financial Services (3.5%)
American Express Corp...................    18,400             769,304
Countrywide Financial Corp..............    11,400             793,098
                                                      ----------------
                                                             1,562,402
                                                      ----------------
Food Retailers (0.4%)
Fine Host Corp.+*.......................     5,486              38,402
Safeway, Inc.*..........................     6,000             122,760
                                                      ----------------
                                                               161,162
                                                      ----------------
Forest Products & Paper (2.1%)
Georgia-Pacific Corp....................    12,500             236,875
Weyerhauser Co..........................    12,700             685,800
                                                      ----------------
                                                               922,675
                                                      ----------------
Health Care Providers & Services (0.8%)
Enzo Biochem, Inc.*.....................    14,595             314,085
NDCHealth Corp..........................     2,000              36,700
                                                      ----------------
                                                               350,785
                                                      ----------------
Heavy Machinery (1.7%)
Caterpillar, Inc........................     4,100             228,206
Deere & Co..............................     5,500             251,350
Ingersoll Rand Co.......................     5,500             260,260
                                                      ----------------
                                                               739,816
                                                      ----------------
Home Construction, Furnishings & Appliances (1.8%)
Clayton Homes, Inc......................    20,800             261,040
Home Depot, Inc.........................    16,000             529,920
                                                      ----------------
                                                               790,960
                                                      ----------------
Insurance (6.8%)
Ambac Financial Group, Inc..............     9,600             636,000
Chubb Corp..............................    11,200             672,000
Hartford Financial Services Group, Inc.
  (The).................................     8,900             448,204
MBIA, Inc...............................     8,500             414,375
MGIC Investment Corp....................     9,200             429,088
Radian Group, Inc.......................    11,000             403,150
                                                      ----------------
                                                             3,002,817
                                                      ----------------
Media--Broadcasting & Publishing (7.7%)
AOL Time Warner, Inc.*..................    50,300             809,327
Comcast Corp., Special Class A*.........    33,700             971,571
Liberty Media Corp., Class A*...........    86,800           1,003,408
News Corp. Ltd. ADR (Australia).........    20,600             623,562
                                                      ----------------
                                                             3,407,868
                                                      ----------------

                                       See Notes to Financial Statements.    127

ING Salomon Brothers Fundamental Value Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares         Value
                                          ----------  ----------------
Metals and Mining (3.2%)
Alcoa, Inc..............................    25,900    $        660,450
Allegheny Technologies, Inc.............    10,500              69,300
Engelhard Corp..........................     9,000             222,930
Newmont Mining Corp.....................    13,700             444,702
                                                      ----------------
                                                             1,397,382
                                                      ----------------
Oil & Gas (4.5%)
Amerada Hess Corp.......................     3,200             157,376
Anadarko Petroleum Corp.................    10,100             449,147
ChevronTexaco Corp......................     9,100             657,020
Devon Energy Corp.......................         1                  53
GlobalSantaFe Corp......................    14,900             347,766
Schlumberger Ltd........................     7,900             375,803
                                                      ----------------
                                                             1,987,165
                                                      ----------------
Pharmaceuticals (11.2%)
Abbott Laboratories.....................    16,600             726,416
Bristol-Myers Squibb Co.................    27,300             741,195
Elan Corp. PLC, ADR (Ireland)*..........   140,600             792,984
Johnson & Johnson.......................     9,900             511,830
Merck & Co., Inc........................     7,500             454,125
Novartis AG ADR (Switzerland)...........    15,300             609,093
Pfizer, Inc.............................    18,300             624,945
Wyeth...................................    11,600             528,380
                                                      ----------------
                                                             4,988,968
                                                      ----------------
Pollution Control (1.5%)
Waste Management, Inc...................    26,700             643,203
                                                      ----------------
Restaurants and Lodging (1.9%)
Extended Stay America, Inc.*............    15,000             202,350
McDonald's Corp.........................    29,000             639,740
                                                      ----------------
                                                               842,090
                                                      ----------------
Retailers (1.5%)
Costco Wholesale Corp.*.................    18,600             680,760
                                                      ----------------
Telecommunications (10.1%)
Ericsson LM ADR (Sweden)*...............    64,000             680,320
Lucent Technologies, Inc.*..............   220,300             447,209
Motorola, Inc...........................    64,800             611,064
Nippon Telegraph & Telephone Corp. ADR
  (Japan)...............................    13,800             273,240
Nokia Oyj ADR (Finland).................    39,400             647,342
SBC Communications, Inc.................    24,200             618,310
UnitedGlobalCom, Inc., Class A*.........    93,319             482,459
Vodafone Group PLC ADR (United
  Kingdom)..............................    37,000             727,050
                                                      ----------------
                                                             4,486,994
                                                      ----------------
Total Common Stocks (Cost $34,637,361)                      38,927,781
                                                      ----------------
PREFERRED STOCKS (1.6%)
Media--Broadcasting & Publishing (1.6%)
News Corp. Ltd. ADR (Australia).........    28,800             721,440
                                                      ----------------
Total Preferred Stocks (Cost $623,228)                         721,440
                                                      ----------------
                                          Share/Principal       Market
                                              Amount            Value
                                          ---------------  ----------------
CONVERTIBLE DEBT (0.1%)
Oil Services (0.1%)
Friede Goldman Halter, Inc., 4.500%,
  09/15/04++*...........................    $  555,000     $         44,400
                                                           ----------------
Total Convertible Debt (Cost $455,678)                               44,400
                                                           ----------------
SHORT-TERM INVESTMENTS (17.7%)
Security Lending Collateral (17.7%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................       329,265              329,265
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................       951,643              951,643
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................       237,911              237,911
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................       594,777              594,777
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................       237,911              237,911
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................       832,688              832,688
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........     1,189,554            1,189,554
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............       237,911              237,911
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................       880,270              880,270
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................       495,379              495,379
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................     1,118,181            1,118,181
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................       237,911              237,911
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................       535,299              535,299
                                                           ----------------
                                                                  7,878,700
                                                           ----------------
Total Short-Term Investments (Cost $7,878,700)                    7,878,700
                                                           ----------------

TOTAL INVESTMENTS At Market Value
(107.1%)
  (Cost $43,594,967)                      $  47,572,321
Other assets in excess of liabilities
(-7.1%)                                      (3,171,736)
                                          -------------
Net Assets (100.0%)                       $  44,400,585
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $4,872,405
Unrealized losses.................................   (895,051)
                                                    ---------
  Net unrealized gain.............................  $3,977,354
                                                    =========

   *  Non-income producing security.

   +  Fair valued by the Board of Directors

  ++  Security is in default.

 ADR American Depository Receipt

 Category percentages are based on net assets.

128    See Notes to Financial Statements.

ING Salomon Brothers Investors Value Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
COMMON STOCKS (91.7%)
Aerospace & Defense (1.4%)
United Technologies, Inc................    11,700   $        828,711
                                                     ----------------
Banking (10.1%)
Bank of America Corp....................     8,800            695,464
Bank of New York Co., Inc...............    30,800            885,500
FleetBoston Financial Corp..............    24,500            727,895
J.P. Morgan Chase & Co..................    21,800            745,124
U.S. Bancorp............................    36,500            894,250
Wachovia Corp...........................    17,600            703,296
Washington Mutual, Inc..................    16,800            693,840
Wells Fargo & Co........................    14,200            715,680
                                                     ----------------
                                                            6,061,049
                                                     ----------------
Beverages, Food & Tobacco (4.5%)
Altria Group, Inc.......................    37,600          1,708,544
Kraft Foods, Inc........................    12,100            393,855
R.J. Reynolds Tobacco Holdings, Inc.....    16,500            613,965
                                                     ----------------
                                                            2,716,364
                                                     ----------------
Business Machines (2.1%)
Hewlett-Packard Co......................    60,200          1,282,260
                                                     ----------------
Capital Equipment (1.3%)
Honeywell International, Inc............    28,700            770,595
                                                     ----------------
Chemicals (0.9%)
Dow Chemical Co.........................    16,500            510,840
                                                     ----------------
Computer Software & Processing (0.6%)
Veritas Software Corp.*.................    12,300            352,641
                                                     ----------------
Computers & Information (0.5%)
3Com Corp.*.............................    58,300            272,844
                                                     ----------------
Consumer Goods and Services (0.7%)
Fortune Brands, Inc.....................     8,400            438,480
                                                     ----------------
Diversified Computer Products (1.4%)
Sun Microsystems, Inc.*.................   182,400            839,040
                                                     ----------------
Electric Utilities (2.8%)
NiSource, Inc...........................    37,300            708,700
Progress Energy, Inc....................    16,900            741,910
Xcel Energy, Inc........................    16,900            254,176
                                                     ----------------
                                                            1,704,786
                                                     ----------------
Electronic Components (0.3%)
LSI Logic Corp.*........................    28,300            200,364
                                                     ----------------
Electronics (1.6%)
ASM Lithography Holding N.V.
  (Netherlands)*........................     1,800             17,208
Intel Corp..............................     5,200            108,077
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Electronics (continued)
Micron Technology, Inc.*................    25,000   $        290,750
Solectron Corp.*........................   139,800            522,852
                                                     ----------------
                                                              938,887
                                                     ----------------
Entertainment (0.7%)
MGM Mirage, Inc.*.......................    13,000            444,340
                                                     ----------------
Financial Services (7.8%)
American Express Corp...................    16,200            677,322
Freddie Mac.............................     1,400             71,078
Goldman Sachs Group, Inc. (The).........     8,800            737,000
MBNA Corp...............................    34,150            711,686
Merrill Lynch & Co......................    22,400          1,045,632
Morgan Stanley..........................    15,000            641,250
Waddell & Reed Financial, Inc., Class
  A.....................................    30,600            785,502
                                                     ----------------
                                                            4,669,470
                                                     ----------------
Food Retailers (2.9%)
Kroger Co. (The)*.......................    43,500            725,580
Safeway, Inc.*..........................    49,000          1,002,540
                                                     ----------------
                                                            1,728,120
                                                     ----------------
Forest Products & Paper (3.2%)
International Paper Co..................    24,600            878,958
Kimberly-Clark Corp.....................    20,100          1,048,014
                                                     ----------------
                                                            1,926,972
                                                     ----------------
Health Care Providers & Services (1.3%)
HCA, Inc................................    23,800            762,552
                                                     ----------------
Home Construction, Furnishings & Appliances (1.5%)
Home Depot, Inc.........................    26,400            874,368
                                                     ----------------
Insurance (5.8%)
American International Group, Inc.......    18,100            998,758
Hartford Financial Services Group, Inc.
  (The).................................     7,500            377,700
Loews Corp..............................    11,800            558,022
St. Paul Companies, Inc. (The)..........    16,500            602,415
Willis Group Holdings Ltd...............     4,700            144,525
XL Capital Ltd. (Bermuda)...............     9,900            821,700
                                                     ----------------
                                                            3,503,120
                                                     ----------------
Media--Broadcasting & Publishing (5.4%)
Comcast Corp., Class A*.................    20,218            610,179
Comcast Corp., Special Class A*.........    20,000            576,600
Liberty Media Corp., Class A*...........    91,000          1,051,960
News Corp. Ltd. ADR (Australia).........    39,300            984,465
                                                     ----------------
                                                            3,223,204
                                                     ----------------
Medical and Health Products (0.6%)
Tenet Healthcare Corp.*.................    31,700            369,305
                                                     ----------------
Metals and Mining (1.8%)
Alcoa, Inc..............................    41,300          1,053,150
                                                     ----------------

                                       See Notes to Financial Statements.    129

ING Salomon Brothers Investors Value Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Oil & Gas (9.0%)
BP PLC (United Kingdom).................    23,200   $        974,864
ChevronTexaco Corp......................    12,000            866,400
ENSCO International, Inc................    27,400            737,060
GlobalSantaFe Corp......................    19,100            445,794
Royal Dutch Petroleum Co. N.V., NY
  Shares (Netherlands)..................    15,700            731,934
Total SA ADR (France)...................     9,900            750,420
Transocean, Inc.*.......................    40,100            880,997
                                                     ----------------
                                                            5,387,469
                                                     ----------------
Pharmaceuticals (5.9%)
Bristol-Myers Squibb Co.................    22,000            597,300
Pfizer, Inc.............................    38,580          1,317,507
Schering-Plough Corp....................    44,800            833,280
Wyeth...................................    17,700            806,235
                                                     ----------------
                                                            3,554,322
                                                     ----------------
Pollution Control (0.6%)
Waste Management, Inc...................    14,700            354,123
                                                     ----------------
Real Estate (1.3%)
Equity Office Properties Trust (REIT)...    28,700            775,187
                                                     ----------------
Restaurants and Lodging (2.1%)
McDonald's Corp.........................    56,600          1,248,596
                                                     ----------------
Retailers (3.3%)
Federated Department Stores, Inc........    19,900            733,315
Target Corp.............................    25,500            964,920
The Gap, Inc............................    16,100            302,036
                                                     ----------------
                                                            2,000,271
                                                     ----------------
Telecommunications (10.3%)
AT&T Corp...............................    12,500            240,625
AT&T Wireless Services, Inc.*...........   116,100            953,181
Comverse Technology, Inc.*..............    40,500            608,715
Lucent Technologies, Inc.*..............   252,900            513,387
Motorola, Inc...........................    79,900            753,457
Nokia Oyj ADR (Finland).................    52,900            869,147
SBC Communications, Inc.................    39,000            996,450
Verizon Communications, Inc.............    32,100          1,266,345
                                                     ----------------
                                                            6,201,307
                                                     ----------------
Total Common Stocks (Cost $54,381,623)                     54,992,737
                                                     ----------------
                                          Share/Principal       Market
                                              Amount            Value
                                          ---------------  ----------------
SHORT-TERM INVESTMENTS (4.6%)
Security Lending Collateral (4.6%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................      $116,083     $        116,083
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................       335,505              335,505
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................        83,876               83,876
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................       209,690              209,690
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................        83,876               83,876
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................       293,567              293,567
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........       419,381              419,381
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............        83,876               83,876
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................       310,342              310,342
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................       174,647              174,647
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................       394,219              394,219
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................        83,876               83,876
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................       188,721              188,721
                                                           ----------------
                                                                  2,777,659
                                                           ----------------
Total Short-Term Investments (Cost $2,777,659)                    2,777,659
                                                           ----------------

TOTAL INVESTMENTS At Market Value
(96.3%)
  (Cost $57,159,282)                      $  57,770,396
Other assets in excess of liabilities
(3.7%)                                        2,233,399
                                          -------------
Net Assets (100.0%)                       $  60,003,795
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $5,186,972
Unrealized losses.................................  (4,575,858)
                                                    ----------
  Net unrealized gain.............................  $  611,114
                                                    ==========

   *  Non-income producing security.

 ADR American Depository Receipt

 REIT Real Estate Investment Trust

 Category percentages are based on net assets.

130    See Notes to Financial Statements.

ING T. Rowe Price Growth Equity Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
COMMON STOCKS (96.6%)
Air & Freight Couriers (0.3%)
United Parcel Service, Inc., Class B....    25,700    $       1,637,090
                                                      -----------------
Automobiles (0.5%)
Harley-Davidson, Inc....................    76,000            3,029,360
                                                      -----------------
Banks (3.4%)
Mellon Financial Corp...................   194,100            5,386,275
Northern Trust Corp.....................   126,500            5,286,435
U.S. Bancorp............................   262,400            6,428,800
Wells Fargo & Co........................    43,400            2,187,360
                                                      -----------------
                                                             19,288,870
                                                      -----------------
Beverages (1.7%)
AmBev (Brazil)..........................  5,875,800           1,201,807
Coca-Cola Co............................   125,800            5,838,378
PepsiCo, Inc............................    59,200            2,634,400
                                                      -----------------
                                                              9,674,585
                                                      -----------------
Biotechnology (1.7%)
Amgen, Inc.*............................    95,300            6,331,732
MedImmune, Inc.*........................    86,200            3,135,094
                                                      -----------------
                                                              9,466,826
                                                      -----------------
Business Services (0.2%)
Adecco SA (Switzerland).................    31,400            1,293,841
                                                      -----------------
Commercial Services & Supplies (5.2%)
Apollo Group, Inc., Class A*............   101,850            6,290,256
Cendant Corp.*..........................   303,400            5,558,288
First Data Corp.........................   360,400           14,934,976
Paychex, Inc............................    36,500            1,069,815
Securitas AB, B Shares (Sweden).........   151,700            1,553,275
                                                      -----------------
                                                             29,406,610
                                                      -----------------
Communications Equipment (1.8%)
Cisco Systems, Inc.*....................   444,600            7,420,374
Nokia Oyj ADR (Finland).................    41,600              683,488
QUALCOMM, Inc...........................    51,800            1,851,850
                                                      -----------------
                                                              9,955,712
                                                      -----------------
Computer Services (1.0%)
Fiserv, Inc.*...........................   162,900            5,800,869
                                                      -----------------
Computer Software & Processing (1.4%)
Intuit, Inc.*...........................    85,300            3,798,409
PeopleSoft, Inc.*.......................    87,900            1,546,161
Symantec Corp.*.........................    53,400            2,342,124
                                                      -----------------
                                                              7,686,694
                                                      -----------------
Computers & Peripherals (1.0%)
Dell Computer Corp.*....................   183,100            5,851,876
                                                      -----------------
Consumer Goods and Services (0.4%)
Gillette Co.............................    71,100            2,265,246
                                                      -----------------
Distribution Services (0.6%)
SYSCO Corp..............................   115,000            3,454,600
                                                      -----------------
                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Diversified Financials (7.4%)
Citigroup, Inc..........................   523,910    $      22,423,348
Merrill Lynch & Co......................   152,400            7,114,032
Morgan Stanley..........................    53,500            2,287,125
SLM Corp................................    91,200            3,572,304
State Street Corp.......................   160,200            6,311,880
                                                      -----------------
                                                             41,708,689
                                                      -----------------
Electronic Components (0.2%)
Texas Instruments, Inc..................    45,800              806,080
                                                      -----------------
Electronics (0.7%)
Applied Materials, Inc.*................   250,200            3,968,172
                                                      -----------------
Energy Equipment & Services (2.2%)
Baker Hughes, Inc.......................   191,900            6,442,083
Schlumberger Ltd........................   124,800            5,936,736
                                                      -----------------
                                                             12,378,819
                                                      -----------------
Entertainment & Leisure (0.8%)
Carnival Corp. (Panama).................   129,600            4,213,296
                                                      -----------------
Financial Services (2.7%)
Charles Schwab & Co., Inc...............   281,100            2,836,299
Fannie Mae..............................   105,900            7,141,896
Freddie Mac.............................   106,600            5,412,082
                                                      -----------------
                                                             15,390,277
                                                      -----------------
Food & Drug Retailing (0.8%)
Walgreen Co.............................   142,900            4,301,290
                                                      -----------------
Food Products (1.4%)
General Mills, Inc......................    98,700            4,679,367
Unilever PLC (United Kingdom)...........   370,700            2,963,309
                                                      -----------------
                                                              7,642,676
                                                      -----------------
General Merchandisers (0.6%)
Starbucks Corp.*........................   138,400            3,393,568
                                                      -----------------
Health Care Equipment & Supplies (0.9%)
Baxter International, Inc...............    75,700            1,968,200
Biomet, Inc.............................    97,800            2,802,948
                                                      -----------------
                                                              4,771,148
                                                      -----------------
Health Care Providers & Services (5.7%)
Cardinal Health, Inc....................    56,300            3,620,090
HCA, Inc................................    96,500            3,091,860
UnitedHealth Group, Inc.................   342,800           17,225,700
WellPoint Health Networks, Inc.*........    94,100            7,932,630
                                                      -----------------
                                                             31,870,280
                                                      -----------------
Hotels, Restaurants & Leisure (0.9%)
Compass Group PLC (United Kingdom)......   597,200            3,232,901
MGM Mirage, Inc.*.......................    59,600            2,037,128
                                                      -----------------
                                                              5,270,029
                                                      -----------------

                                       See Notes to Financial Statements.    131

ING T. Rowe Price Growth Equity Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Industrial Conglomerates (3.1%)
General Electric Co.....................   326,900    $       9,375,492
Tyco International Ltd..................   428,200            8,127,236
                                                      -----------------
                                                             17,502,728
                                                      -----------------
Insurance (5.7%)
ACE Ltd. (Bermuda)......................   109,500            3,754,755
American International Group, Inc.......   192,100           10,600,078
Hartford Financial Services Group, Inc.
  (The).................................    97,900            4,930,244
Marsh & McLennan Co., Inc...............   106,100            5,418,527
Travelers Property Casualty Corp., Class
  A.....................................   303,076            4,818,908
XL Capital Ltd. (Bermuda)...............    33,500            2,780,500
                                                      -----------------
                                                             32,303,012
                                                      -----------------
Internet Software & Services (0.9%)
Yahoo! Inc.*............................   149,300            4,891,068
                                                      -----------------
IT Consulting & Services (2.7%)
Accenture, Ltd. (Bermuda)*..............   231,700            4,191,453
Affiliated Computer Services, Inc.,
  Class A*..............................   171,300            7,833,549
SunGard Data Systems, Inc.*.............   110,400            2,860,464
                                                      -----------------
                                                             14,885,466
                                                      -----------------
Machinery (1.0%)
Danaher Corp............................    70,900            4,824,745
Deere & Co..............................    18,900              863,730
                                                      -----------------
                                                              5,688,475
                                                      -----------------
Media (9.7%)
AOL Time Warner, Inc.*..................   259,200            4,170,528
Clear Channel Communications, Inc.*.....   224,200            9,503,838
Comcast Corp., Special Class A*.........   247,900            7,146,957
Echostar Communications Corp.*..........   172,900            5,985,798
Liberty Media Corp., Class A*...........   615,264            7,112,452
Omnicom Group, Inc......................    44,500            3,190,650
Univision Communications, Inc., Class
  A*....................................   213,600            6,493,440
Viacom, Inc., Class B*..................   192,930            8,423,324
Walt Disney Co..........................   130,400            2,575,400
                                                      -----------------
                                                             54,602,387
                                                      -----------------
Media--Broadcasting & Publishing (0.5%)
E.W. Scripps Co.........................    29,600            2,626,112
                                                      -----------------
Medical and Health Products (0.9%)
Boston Scientific Corp.*................    48,800            2,981,680
Medtronic, Inc..........................    41,500            1,990,755
                                                      -----------------
                                                              4,972,435
                                                      -----------------
Multiline Retail (4.4%)
Kohl's Corp.*...........................    68,300            3,509,254
Target Corp.............................   303,300           11,476,872
Wal-Mart de Mexico SA de CV, Series V
  (Mexico)..............................   333,300              980,238
Wal-Mart de Mexico SA de CV, Series V
  ADR (Mexico)..........................    92,600            2,736,950
Wal-Mart Stores, Inc....................   112,000            6,011,040
                                                      -----------------
                                                             24,714,354
                                                      -----------------
                                          Number of        Market
                                            Shares          Value
                                          ----------  -----------------
Oil & Gas (1.8%)
ChevronTexaco Corp......................    68,600    $       4,952,920
Exxon Mobil Corp........................   150,638            5,409,411
                                                      -----------------
                                                             10,362,331
                                                      -----------------
Pharmaceuticals (9.7%)
Abbott Laboratories.....................   125,200            5,478,752
Biovail Corp. (Canada)*.................    93,300            4,390,698
Eli Lilly and Co........................    14,600            1,006,962
Forest Laboratories, Inc.*..............    47,800            2,617,050
Gilead Sciences, Inc.*..................    68,700            3,818,346
Johnson & Johnson.......................   156,700            8,101,390
Pfizer, Inc.............................   592,768           20,243,027
Sanofi-Synthelabo SA (France)...........    70,300            4,117,538
Wyeth...................................   108,600            4,946,730
                                                      -----------------
                                                             54,720,493
                                                      -----------------
Retailers (0.9%)
InterActiveCorp*........................   122,200            4,835,454
                                                      -----------------
Semiconductor Equipment & Products (1.2%)
Analog Devices, Inc.*...................    81,900            2,851,758
Maxim Intergrated Products, Inc.........    59,400            2,030,886
Samsung Electronics (South Korea).......     7,000            2,080,368
                                                      -----------------
                                                              6,963,012
                                                      -----------------
Software (3.2%)
Adobe Systems, Inc......................    64,600            2,071,722
Microsoft Corp..........................   622,300           15,937,103
                                                      -----------------
                                                             18,008,825
                                                      -----------------
Specialty Merchandisers (0.4%)
Hermes International (France)...........    15,395            2,169,384
                                                      -----------------
Specialty Retail (2.7%)
Best Buy Co., Inc.*.....................    86,350            3,792,492
Home Depot, Inc.........................   252,000            8,346,240
Industria de Diseno Textil, SA
  (Spain)*..............................   127,400            3,204,244
                                                      -----------------
                                                             15,342,976
                                                      -----------------
Tobacco (1.1%)
Altria Group, Inc.......................   140,900            6,402,496
                                                      -----------------
Wireless Telecommunication Services (3.2%)
Nextel Communications, Inc., Class A*...   298,600            5,398,688
NTT DoCoMo, Inc. (Japan)................       616            1,335,446
Vodafone Group PLC (United Kingdom).....  4,198,414           8,242,531
Vodafone Group PLC ADR (United
  Kingdom)..............................   148,800            2,923,920
                                                      -----------------
                                                             17,900,585
                                                      -----------------
Total Common Stocks (Cost $515,371,904)                     543,418,096
                                                      -----------------

132    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Share/Principal       Market
                                              Amount             Value
                                          ---------------  -----------------
SHORT-TERM INVESTMENTS (12.8%)
Security Lending Collateral (12.8%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................    $3,011,478     $       3,011,478
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................     8,703,787             8,703,787
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................     2,175,947             2,175,947
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................     5,439,867             5,439,867
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................     2,175,947             2,175,947
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................     7,615,814             7,615,814
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........    10,879,735            10,879,735
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............     2,175,947             2,175,947
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................     8,051,003             8,051,003
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................     4,530,767             4,530,767
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................    10,226,950            10,226,950
                                          Share/Principal       Market
                                              Amount             Value
                                          ---------------  -----------------
Security Lending Collateral (continued)

Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................    $2,175,947     $       2,175,947
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................     4,895,880             4,895,880
                                                           -----------------
                                                                  72,059,069
                                                           -----------------
Total Short-Term Investments (Cost $72,059,069)                   72,059,069
                                                           -----------------

TOTAL INVESTMENTS At Market Value
(109.4%)
  (Cost $587,430,973)                     $ 615,477,165
Other assets in excess of liabilities
(-9.4%)                                     (52,803,377)
                                          -------------
Net Assets (100.0%)                       $ 562,673,788
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $58,617,134
Unrealized losses.................................  (30,570,942)
                                                    -----------
  Net unrealized gain.............................  $28,046,192
                                                    ===========

   *  Non-income producing security.

 ADR American Depository Receipt

 Category percentages are based on net assets.

                                       See Notes to Financial Statements.    133

ING UBS Tactical Asset Allocation Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
COMMON STOCKS (100.2%)
Advertising (0.2%)
Interpublic Group of Companies, Inc.....       800   $          10,704
Omnicom Group, Inc......................       400              28,680
                                                     -----------------
                                                                39,384
                                                     -----------------
Aerospace & Defense (1.6%)
Boeing Co...............................     1,600              54,912
General Dynamics Corp...................       400              29,000
Goodrich Corp...........................       200               4,200
ITT Industries, Inc.....................       200              13,092
Lockheed Martin Corp....................       900              42,813
Northrop Grumman Corp...................       400              34,516
Raytheon Co.............................       800              26,272
Rockwell Collins, Inc...................       400               9,852
United Technologies, Inc................       900              63,747
                                                     -----------------
                                                               278,404
                                                     -----------------
Airlines (0.2%)
Delta Air Lines, Inc....................       300               4,404
Southwest Airlines Co...................     1,500              25,800
                                                     -----------------
                                                                30,204
                                                     -----------------
Apparel Retailers (0.1%)
Limited, Inc............................     1,000              15,500
                                                     -----------------
Automotive (0.9%)
Dana Corp...............................       400               4,624
Delphi Corp.............................     1,200              10,356
Ford Motor Co...........................     3,600              39,564
General Motors Corp.....................     1,100              39,600
Genuine Parts Co........................       400              12,804
Goodyear Tire & Rubber Co...............       400               2,100
Harley-Davidson, Inc....................       600              23,916
Navistar International Corp.*...........       100               3,263
PACCAR, Inc.............................       200              13,512
                                                     -----------------
                                                               149,739
                                                     -----------------
Banking (10.6%)
AmSouth Bancorp.........................       700              15,288
Bank of America Corp....................     2,900             229,187
Bank of New York Co., Inc...............     1,500              43,125
Bank One Corp...........................     2,200              81,796
BB&T Corp...............................       900              30,870
Charter One Financial, Inc..............       500              15,590
Citigroup, Inc..........................    10,000             428,000
Comerica, Inc...........................       300              13,950
Fifth Third Bancorp.....................     1,100              63,074
First Tennessee National Corp...........       200               8,782
FleetBoston Financial Corp..............     2,100              62,391
Golden West Financial Corp..............       300              24,003
Huntington Bancshares, Inc..............       500               9,760
                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Banking (continued)
J.P. Morgan Chase & Co..................     4,000   $         136,720
KeyCorp.................................       800              20,216
Marshall & Ilsley Corp..................       500              15,290
National City Corp......................     1,200              39,252
North Fork Bancorporation, Inc..........       300              10,218
Northern Trust Corp.....................       400              16,716
PNC Financial Services Group............       600              29,286
Regions Financial Corp..................       400              13,512
Southtrust Corp.........................       700              19,040
State Street Corp.......................       600              23,640
SunTrust Banks, Inc.....................       500              29,670
Synovus Financial Corp..................       600              12,900
U.S. Bancorp............................     3,700              90,650
Union Planters Corp.....................       400              12,412
Wachovia Corp...........................     2,600             103,896
Washington Mutual, Inc..................     1,800              74,340
Wells Fargo & Co........................     3,200             161,280
Zions Bancorp...........................       200              10,122
                                                     -----------------
                                                             1,844,976
                                                     -----------------
Beverages, Food & Tobacco (5.2%)
Altria Group, Inc.......................     3,900             177,216
Anheuser-Busch Co., Inc.................     1,600              81,680
Archer-Daniels-Midland Co...............     1,300              16,731
Brown-Forman Corp., Class B.............       100               7,862
Campbell Soup Co........................       800              19,600
Coca-Cola Co............................     4,800             222,768
Coca-Cola Enterprises, Inc..............       900              16,335
Conagra Foods, Inc......................     1,000              23,600
General Mills, Inc......................       700              33,187
Heinz (H.J.) Co.........................       700              23,086
Hershey Foods Corp......................       300              20,898
Kellogg Co..............................       800              27,496
McCormick & Company, Inc................       300               8,160
Pepsi Bottling Group, Inc...............       500              10,010
PepsiCo, Inc............................     3,300             146,850
R.J. Reynolds Tobacco Holdings, Inc.....       200               7,442
Sara Lee Corp...........................     1,500              28,215
SUPERVALU, Inc..........................       300               6,396
UST, Inc................................       300              10,509
Wm. Wrigley Jr., Co.....................       400              22,492
                                                     -----------------
                                                               910,533
                                                     -----------------
Biotechnology (0.3%)
Biogen, Inc.*...........................       300              11,400
Chiron Corp.*...........................       400              17,488
MedImmune, Inc.*........................       500              18,185
                                                     -----------------
                                                                47,073
                                                     -----------------
Building Materials (0.0%)
Vulcan Materials Co.....................       200               7,414
                                                     -----------------

134    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Business Machines (3.3%)
Apple Computer, Inc.*...................       700   $          13,384
Dell Computer Corp.*....................     5,000             159,800
Gateway, Inc.*..........................       700               2,555
Hewlett-Packard Co......................     5,900             125,670
International Business Machines Corp....     3,300             272,250
                                                     -----------------
                                                               573,659
                                                     -----------------
Business Services (1.6%)
Cintas Corp.............................       300              10,632
Computer Sciences Corp.*................       400              15,248
Convergys Corp.*........................       300               4,800
FedEx Corp..............................       600              37,218
Monster Worldwide, Inc.*................       200               3,946
Paychex, Inc............................       700              20,517
Sabre Holdings Corp.....................       300               7,395
SunGard Data Systems, Inc.*.............       600              15,546
Unisys Corp.*...........................       700               8,596
United Parcel Service, Inc., Class B....     2,200             140,140
Xerox Corp.*............................     1,500              15,885
                                                     -----------------
                                                               279,923
                                                     -----------------
Capital Equipment (0.3%)
Honeywell International, Inc............     1,700              45,645
Rockwell International Corp.............       400               9,536
                                                     -----------------
                                                                55,181
                                                     -----------------
Chemicals (2.1%)
3M Co...................................       800             103,184
Air Products & Chemicals, Inc...........       500              20,800
Avery Dennison Corp.....................       200              10,040
Dow Chemical Co.........................     1,800              55,728
Du Pont (E.I.) de Nemours...............     1,900              79,116
Eastman Chemical Co.....................       200               6,334
Ecolab, Inc.............................       500              12,800
International Flavors & Fragrances,
  Inc...................................       200               6,386
Monsanto Co.............................       500              10,820
PPG Industries, Inc.....................       300              15,222
Praxair, Inc............................       300              18,030
Rohm & Haas Co..........................       400              12,412
Sherwin-Williams Co.....................       300               8,064
                                                     -----------------
                                                               358,936
                                                     -----------------
Commercial Services (0.7%)
eBay, Inc.*.............................       600              62,508
Equifax, Inc............................       300               7,800
Flour Corp. - New.......................       200               6,728
H&R Block, Inc..........................       300              12,975
Moody's Corp............................       300              15,813
R.R. Donnelley & Sons Co................       300               7,842
Robert Half International, Inc.*........       400               7,576
                                                     -----------------
                                                               121,242
                                                     -----------------
                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Computer Services (0.6%)
Automatic Data Processing, Inc..........     1,200   $          40,632
First Data Corp.........................     1,400              58,016
                                                     -----------------
                                                                98,648
                                                     -----------------
Computer Software & Processing (5.0%)
Adobe Systems, Inc......................       500              16,035
Autodesk, Inc...........................       200               3,232
BMC Software, Inc.*.....................       500               8,165
Citrix Systems, Inc.*...................       300               6,108
Computer Associates International,
  Inc...................................     1,100              24,508
Compuware Corp.*........................       800               4,616
Electronic Arts, Inc.*..................       300              22,197
Electronic Data Systems Corp............       900              19,305
IMS Health, Inc.........................       500               8,995
Intuit, Inc.*...........................       400              17,812
Mercury Interactive Corp.*..............       200               7,722
Microsoft Corp..........................    20,900             535,249
NCR Corp.*..............................       200               5,124
Novell, Inc.*...........................       800               2,464
Oracle Corp.*...........................    10,200             122,604
PeopleSoft, Inc.*.......................       600              10,554
Siebel Systems, Inc.*...................     1,000               9,540
Symantec Corp.*.........................       300              13,158
Symbol Technologies, Inc................       500               6,505
Veritas Software Corp.*.................       800              22,936
                                                     -----------------
                                                               866,829
                                                     -----------------
Computers & Information (1.6%)
Cisco Systems, Inc.*....................    13,700             228,653
Lexmark International, Inc.*............       200              14,154
Network Appliance, Inc.*................       700              11,347
Pitney Bowes, Inc.......................       500              19,205
                                                     -----------------
                                                               273,359
                                                     -----------------
Conglomerates (0.5%)
Textron, Inc............................       300              11,706
Tyco International Ltd..................     3,900              74,022
                                                     -----------------
                                                                85,728
                                                     -----------------
Consumer Goods and Services (0.7%)
Clorox Co...............................       400              17,060
Eastman Kodak Co........................       600              16,410
Fortune Brands, Inc.....................       300              15,660
Gillette Co.............................     2,000              63,720
Newell Rubbermaid, Inc..................       500              14,000
                                                     -----------------
                                                               126,850
                                                     -----------------
Containers & Packaging (0.0%)
Ball Corp...............................       100               4,551
                                                     -----------------
Cosmetics & Personal Care (1.8%)
Alberto-Culver Co., Class B.............       100               5,110

                                       See Notes to Financial Statements.    135

ING UBS Tactical Asset Allocation Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Cosmetics & Personal Care (continued)
Avon Products, Inc......................       500   $          31,100
Colgate-Palmolive Co....................     1,000              57,950
Proctor & Gamble Co.....................     2,500             222,950
                                                     -----------------
                                                               317,110
                                                     -----------------
Distribution Services (0.2%)
SYSCO Corp..............................     1,300              39,052
                                                     -----------------
Diversified Computer Products (0.2%)
Sun Microsystems, Inc.*.................     6,300              28,980
                                                     -----------------
Education (0.1%)
Apollo Group, Inc., Class A*............       300              18,528
                                                     -----------------
Electric Utilities (2.8%)
AES Corp.*..............................     1,200               7,620
Ameren Corp.............................       300              13,230
American Electric Power Company, Inc....       800              23,864
Calpine Corp.*..........................       800               5,280
CenterPoint Energy, Inc.................       700               5,705
Cinergy Corp............................       400              14,716
Citizens Communications Co.*............       600               7,734
Consolidated Edison, Inc................       400              17,312
Constellation Energy Group, Inc.........       300              10,290
Dominion Resources, Inc.................       600              38,562
DTE Energy Co...........................       300              11,592
Duke Energy Corp........................     1,800              35,910
Edison International*...................       700              11,501
Entergy Corp............................       400              21,112
Exelon Corp.............................       600              35,886
FirstEnergy Corp........................       600              23,070
FPL Group, Inc..........................       400              26,740
KeySpan Corp............................       300              10,635
Mirant Corp.*...........................       900               2,610
NiSource, Inc...........................       500               9,500
PG&E Corp.*.............................       800              16,920
Pinnacle West Capital Corp..............       200               7,490
PPL Corp................................       300              12,900
Progress Energy, Inc....................       500              21,950
Public Service Enterprise Group, Inc....       400              16,900
Sempra Energy...........................       400              11,412
Southern Co.............................     1,400              43,624
TECO Energy, Inc........................       400               4,796
TXU Corp................................       600              13,470
Xcel Energy, Inc........................       800              12,032
                                                     -----------------
                                                               494,363
                                                     -----------------
Electrical Equipment (0.0%)
Cooper Industries Ltd., Class A.........       200               8,260
                                                     -----------------
Electronic Components (0.7%)
Analog Devices, Inc.*...................       700              24,374
LSI Logic Corp.*........................       800               5,664
                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Electronic Components (continued)
Maxim Intergrated Products, Inc.........       600   $          20,514
Texas Instruments, Inc..................     3,300              58,080
Xilinx, Inc.*...........................       700              17,717
                                                     -----------------
                                                               126,349
                                                     -----------------
Electronic Systems (0.1%)
Applera Corp.-Applied Biosystems
  Group.................................       400               7,612
QLogic Corp.*...........................       200               9,666
                                                     -----------------
                                                                17,278
                                                     -----------------
Electronics (6.7%)
Advanced Micro Devices, Inc.*...........       700               4,487
Agilent Technologies, Inc.*.............       900              17,595
Altera Corp.*...........................       700              11,480
American Power Conversion Corp.*........       400               6,236
Applied Materials, Inc.*................     3,200              50,752
Applied Micro Circuits Corp.*...........       600               3,630
Broadcom Corp., Class A*................       500              12,455
EMC Corp.*..............................     4,200              43,974
Emerson Electric Co.....................       800              40,880
General Electric Co.....................    19,500             559,260
Intel Corp..............................    12,700             263,957
Jabil Circuit, Inc.*....................       400               8,840
JDS Uniphase Corp.*.....................     2,800               9,828
KLA Instruments Corp.*..................       400              18,596
Linear Technology Corp..................       600              19,326
Micron Technology, Inc.*................     1,200              13,956
Molex, Inc..............................       400              10,796
National Semiconductor Corp.*...........       400               7,888
Novellus Systems, Inc.*.................       300              10,986
NVIDIA Corp.*...........................       300               6,903
PerkinElmer, Inc........................       300               4,143
PMC-Sierra, Inc.*.......................       300               3,519
Sanmina Corp.*..........................     1,000               6,310
Solectron Corp.*........................     1,700               6,358
Tektronix, Inc.*........................       200               4,320
Teradyne, Inc.*.........................       400               6,924
Thermo Electron Corp.*..................       300               6,306
Waters Corp.*...........................       200               5,826
                                                     -----------------
                                                             1,165,531
                                                     -----------------
Entertainment & Leisure (1.0%)
Brunswick Corp..........................       200               5,004
Carnival Corp. (Panama).................     1,200              39,012
Harrah's Entertainment, Inc.*...........       200               8,048
Hasbro, Inc.............................       400               6,996
International Game Technology*..........       200              20,466
Mattel, Inc.............................       900              17,028
Walt Disney Co..........................     4,000              79,000
                                                     -----------------
                                                               175,554
                                                     -----------------

136    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Financial Services (5.1%)
American Express Corp...................     2,500   $         104,525
Bear Stearns Companies, Inc.............       200              14,484
Capital One Financial Corp..............       400              19,672
Charles Schwab & Co., Inc...............     2,600              26,234
Concord EFS, Inc.*......................       900              13,248
Countrywide Financial Corp..............       300              20,871
Fannie Mae..............................     1,900             128,136
Federated Investors, Inc., Class B......       200               5,484
Fiserv, Inc.*...........................       400              14,244
Franklin Resources, Inc.................       500              19,535
Freddie Mac.............................     1,300              66,001
Goldman Sachs Group, Inc. (The).........       900              75,375
Janus Capital Group, Inc................       500               8,200
John Hancock Financial Services, Inc....       600              18,438
Lehman Brothers Holdings................       500              33,240
MBNA Corp...............................     2,500              52,100
Mellon Financial Corp...................       800              22,200
Merrill Lynch & Co......................     1,800              84,024
Morgan Stanley..........................     2,100              89,775
Principal Financial Group, Inc..........       600              19,350
Providian Financial Corp.*..............       600               5,556
SLM Corp................................       900              35,253
T.Rowe Price Group, Inc.................       200               7,550
                                                     -----------------
                                                               883,495
                                                     -----------------
Food Retailers (0.4%)
Albertson's, Inc........................       700              13,440
Kroger Co. (The)*.......................     1,500              25,020
Safeway, Inc.*..........................       900              18,414
Starbucks Corp.*........................       700              17,164
                                                     -----------------
                                                                74,038
                                                     -----------------
Forest Products & Paper (0.8%)
Georgia-Pacific Corp....................       500               9,475
International Paper Co..................     1,000              35,730
Kimberly-Clark Corp.....................     1,000              52,140
MeadWestvaco Corp.......................       400               9,880
Pactiv Corp.*...........................       300               5,913
Sealed Air Corp.*.......................       200               9,532
Temple-Inland, Inc......................       100               4,291
Weyerhauser Co..........................       400              21,600
                                                     -----------------
                                                               148,561
                                                     -----------------
Health Care Providers & Services (1.0%)
HCA, Inc................................     1,000              32,040
Health Management Associates, Inc.,
  Class A...............................       500               9,225
Manor Care, Inc.*.......................       200               5,002
McKesson HBOC, Inc......................       600              21,444
St. Jude Medical, Inc.*.................       300              17,250
                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.................     1,200   $          60,300
WellPoint Health Networks, Inc.*........       300              25,290
                                                     -----------------
                                                               170,551
                                                     -----------------
Heavy Machinery (1.2%)
Black & Decker Corp.....................       200               8,690
Caterpillar, Inc........................       700              38,962
Danaher Corp............................       300              20,415
Deere & Co..............................       500              22,850
Dover Corp..............................       400              11,984
Eaton Corp..............................       200              15,722
Illinois Tool Works, Inc................       600              39,510
Ingersoll Rand Co.......................       300              14,196
Pall Corp...............................       300               6,750
Parker-Hannifin Corp....................       200               8,398
Stanley Works (The).....................       200               5,520
W.W. Grainger, Inc......................       200               9,352
                                                     -----------------
                                                               202,349
                                                     -----------------
Home Construction, Furnishings & Appliances (1.8%)
American Standard Companies, Inc.*......       100               7,393
Bed Bath & Beyond, Inc.*................       600              23,286
Centex Corp.............................       100               7,779
Home Depot, Inc.........................     4,500             149,040
Johnson Controls, Inc...................       200              17,120
KB Home.................................       100               6,198
Leggett & Platt, Inc....................       400               8,200
Lowe's Companies, Inc...................     1,500              64,425
Masco Corp..............................       900              21,465
Maytag Corp.............................       200               4,884
Pulte Homes, Inc........................       100               6,166
Whirlpool Corp..........................       100               6,370
                                                     -----------------
                                                               322,326
                                                     -----------------
Insurance (4.9%)
ACE Ltd. (Bermuda)......................       500              17,145
Aetna, Inc..............................       300              18,060
Aflac, Inc..............................     1,000              30,750
Allstate Corp...........................     1,400              49,910
Ambac Financial Group, Inc..............       200              13,250
American International Group, Inc.......     5,100             281,418
Anthem, Inc.*...........................       300              23,145
Aon Corp................................       600              14,448
Chubb Corp..............................       400              24,000
CIGNA Corp..............................       300              14,082
Cincinnati Financial Corp...............       300              11,127
Hartford Financial Services Group, Inc.
  (The).................................       500              25,180
Humana, Inc.*...........................       300               4,530
Jefferson-Pilot Corp....................       300              12,438
Lincoln National Corp...................       300              10,689
Loews Corp..............................       400              18,916

                                       See Notes to Financial Statements.    137

ING UBS Tactical Asset Allocation Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Insurance (continued)
Marsh & McLennan Co., Inc...............     1,000   $          51,070
MBIA, Inc...............................       300              14,625
MetLife, Inc............................     1,500              42,480
MGIC Investment Corp....................       200               9,328
Progressive Corp........................       400              29,240
Prudential Financial, Inc...............     1,100              37,015
SAFECO Corp.............................       300              10,584
St. Paul Companies, Inc. (The)..........       400              14,604
Torchmark Corp..........................       200               7,450
Travelers Property Casualty Corp., Class
  B.....................................     1,900              29,963
UNUMProvident Corp......................       600               8,046
XL Capital Ltd. (Bermuda)...............       300              24,900
                                                     -----------------
                                                               848,393
                                                     -----------------
Media--Broadcasting & Publishing (3.5%)
AOL Time Warner, Inc.*..................     8,800             141,592
Clear Channel Communications, Inc.*.....     1,200              50,868
Comcast Corp., Class A*.................     4,400             132,792
Dow Jones & Co., Inc....................       200               8,606
Gannett Co., Inc........................       500              38,405
Knight Ridder, Inc......................       200              13,786
McGraw-Hill Companies, Inc..............       400              24,800
New York Times Co. (The), Class A.......       300              13,650
Tribune Co..............................       600              28,980
Univision Communications, Inc., Class
  A*....................................       500              15,200
Viacom, Inc., Class B*..................     3,400             148,444
                                                     -----------------
                                                               617,123
                                                     -----------------
Media--Internet (0.2%)
Yahoo! Inc.*............................     1,200              39,312
                                                     -----------------
Medical and Health Products (1.9%)
Baxter International, Inc...............     1,200              31,200
Becton Dickinson & Co...................       500              19,425
Biomet, Inc.............................       500              14,330
Boston Scientific Corp.*................       800              48,880
C.R. Bard, Inc..........................       100               7,131
Guidant Corp............................       600              26,634
Medtronic, Inc..........................     2,300             110,331
Millipore Corp.*........................       100               4,437
Quest Diagnostics, Inc.*................       200              12,760
Stryker Corp............................       400              27,748
Tenet Healthcare Corp.*.................       900              10,485
Zimmer Holdings, Inc.*..................       400              18,020
                                                     -----------------
                                                               331,381
                                                     -----------------
Metals and Mining (0.6%)
Alcoa, Inc..............................     1,600              40,800
Engelhard Corp..........................       300               7,431
Freeport-McMoRan Copper & Gold, Inc.,
  Class B...............................       300               7,350
                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Metals and Mining (continued)
Newmont Mining Corp.....................       800   $          25,968
Nucor Corp..............................       200               9,770
Phelps Dodge Corp.*.....................       200               7,668
United States Steel Corp................       200               3,274
                                                     -----------------
                                                               102,261
                                                     -----------------
Oil & Gas (6.0%)
Amerada Hess Corp.......................       200               9,836
Anadarko Petroleum Corp.................       500              22,235
Apache Corp.............................       300              19,518
Baker Hughes, Inc.......................       700              23,499
BJ Services Co.*........................       300              11,208
Burlington Resources, Inc...............       400              21,628
ChevronTexaco Corp......................     2,100             151,620
ConocoPhillips..........................     1,300              71,240
Devon Energy Corp.......................       400              21,360
Dynegy, Inc.............................       800               3,360
El Paso Corp............................     1,200               9,696
EOG Resources, Inc......................       200               8,368
Exxon Mobil Corp........................    13,000             466,830
Halliburton Co..........................       900              20,700
Kerr-Mcgee Corp.........................       200               8,960
Kinder Morgan, Inc......................       200              10,930
Marathon Oil Corp.......................       600              15,810
Nabors Industries, Ltd.*................       300              11,865
Noble Corp.*............................       300              10,290
Occidental Petroleum Corp...............       700              23,485
Schlumberger Ltd........................     1,100              52,327
Sunoco, Inc.............................       200               7,548
Transocean, Inc.*.......................       600              13,182
Unocal Corp.............................       500              14,345
Williams Companies, Inc. (The)..........     1,000               7,900
                                                     -----------------
                                                             1,037,740
                                                     -----------------
Pharmaceuticals (11.4%)
Abbott Laboratories.....................     3,000             131,280
Allergan, Inc...........................       300              23,130
AmerisourceBergen Corp..................       200              13,870
Amgen, Inc.*............................     2,400             159,456
Bristol-Myers Squibb Co.................     3,800             103,170
Cardinal Health, Inc....................       900              57,870
Eli Lilly and Co........................     2,200             151,734
Forest Laboratories, Inc.*..............       700              38,325
Genzyme Corp.*..........................       400              16,720
Johnson & Johnson.......................     5,800             299,860
King Pharmaceuticals, Inc.*.............       500               7,380
Merck & Co., Inc........................     4,400             266,420
Pfizer, Inc.............................    15,400             525,910
Schering-Plough Corp....................     2,800              52,080
Sigma-Aldrich Corp......................       200              10,836

138    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Pharmaceuticals (continued)
Watson Pharmaceuticals, Inc.*...........       200   $           8,074
Wyeth...................................     2,600             118,430
                                                     -----------------
                                                             1,984,545
                                                     -----------------
Pollution Control (0.2%)
Allied Waste Industries, Inc.*..........       400               4,020
Waste Management, Inc...................     1,100              26,499
                                                     -----------------
                                                                30,519
                                                     -----------------
Railroads (0.4%)
Burlington Northern Santa Fe Corp.......       700              19,908
CSX Corp................................       400              12,036
Norfolk Southern Corp...................       800              15,360
Union Pacific Corp......................       500              29,010
                                                     -----------------
                                                                76,314
                                                     -----------------
Real Estate (0.4%)
Equity Office Properties Trust (REIT)...       900              24,309
Equity Residential Properties Trust
  (REIT)................................       600              15,570
Plum Creek Timber Company, Inc.
  (REIT)................................       400              10,380
Simon Property Group, Inc. (REIT).......       400              15,612
                                                     -----------------
                                                                65,871
                                                     -----------------
Restaurants and Lodging (0.9%)
Cendant Corp.*..........................     2,000              36,640
Darden Restaurants, Inc.................       300               5,694
Hilton Hotels Corp......................       700               8,953
Marriott International, Inc., Class A...       400              15,368
McDonald's Corp.........................     2,400              52,944
Starwood Hotels & Resorts Worldwide,
  Inc...................................       400              11,436
Wendy's International, Inc..............       200               5,794
Yum! Brands, Inc.*......................       600              17,736
                                                     -----------------
                                                               154,565
                                                     -----------------
Retailers (5.3%)
Autonation, Inc.*.......................       600               9,432
Autozone, Inc.*.........................       200              15,194
Best Buy Co., Inc.*.....................       600              26,352
Big Lots, Inc.*.........................       300               4,512
Circuit City Stores-Circuit City
  Group.................................       400               3,520
Costco Wholesale Corp.*.................       900              32,940
CVS Corp................................       800              22,424
Dollar General Corp.....................       600              10,956
Family Dollar Stores, Inc...............       300              11,445
Federated Department Stores, Inc........       400              14,740
J.C. Penney Company, Inc................       500               8,425
Kohl's Corp.*...........................       700              35,966
May Department Stores Co. (The).........       600              13,356
Nordstrom, Inc..........................       300               5,856
Office Depot, Inc.*.....................       600               8,706
Radioshack Corp.........................       300               7,893
Sears, Roebuck and Co...................       600              20,184
                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Retailers (continued)
Staples, Inc.*..........................       900   $          16,515
Target Corp.............................     1,800              68,112
The Gap, Inc............................     1,700              31,892
Tiffany & Co............................       300               9,804
TJX Co., Inc............................     1,000              18,840
Toys 'R' Us, Inc.*......................       400               4,848
Walgreen Co.............................     2,000              60,200
Wal-Mart Stores, Inc....................     8,500             456,195
                                                     -----------------
                                                               918,307
                                                     -----------------
Telecommunications (4.8%)
ADC Telecommunications, Inc.*...........     1,600               3,725
ALLTEL Corp.............................       600              28,932
AT&T Corp...............................     1,500              28,875
AT&T Wireless Services, Inc.*...........     5,300              43,513
Avaya, Inc.*............................       700               4,522
BellSouth Corp..........................     3,600              95,868
CenturyTel, Inc.........................       300              10,455
CIENA Corp.*............................       900               4,671
Comverse Technology, Inc.*..............       400               6,012
Corning, Inc.*..........................     2,400              17,736
Lucent Technologies, Inc.*..............     8,000              16,240
Motorola, Inc...........................     4,500              42,435
Nextel Communications, Inc., Class A*...     2,000              36,160
QUALCOMM, Inc...........................     1,500              53,625
Qwest Communications International,
  Inc.*.................................     3,400              16,252
SBC Communications, Inc.................     6,500             166,075
Scientific-Atlanta, Inc.................       300               7,152
Sprint Corp.............................     1,700              24,480
Sprint Corp. (PCS Group)*...............     2,000              11,500
Tellabs, Inc.*..........................       800               5,256
Verizon Communications, Inc.............     5,400             213,030
                                                     -----------------
                                                               836,514
                                                     -----------------
Textiles, Clothing & Fabrics (0.3%)
Jones Apparel Group, Inc.*..............       300               8,778
Liz Claiborne, Inc......................       300              10,575
Nike, Inc., Class B.....................       500              26,745
VF Corp.................................       200               6,794
                                                     -----------------
                                                                52,892
                                                     -----------------
Total Common Stocks (Cost $19,142,906)                      17,456,195
                                                     -----------------
                                          Principal
                                           Amount
                                          ---------
SHORT-TERM INVESTMENTS (5.5%)
Security Lending Collateral (5.5%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................  $ 40,132              40,132
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................   115,989             115,989

                                       See Notes to Financial Statements.    139

ING UBS Tactical Asset Allocation Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Share/Principal       Market
                                              Amount             Value
                                          ---------------  -----------------
Security Lending Collateral (continued)
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................      $ 28,997     $          28,997
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................        72,494                72,494
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................        28,997                28,997
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................       101,491               101,491
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........       144,987               144,987
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............        28,997                28,997
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................       107,290               107,290
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................        60,378                60,378
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................       136,287               136,287
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................        28,997                28,997
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................        65,244                65,244
                                                           -----------------
                                                                     960,280
                                                           -----------------
Total Short-Term Investments (Cost $960,280)                         960,280
                                                           -----------------

TOTAL INVESTMENTS At Market Value
(105.7%)
  (Cost $20,103,186)                      $  18,416,475
Other assets in excess of liabilities
(-5.7%)                                        (994,480)
                                          -------------
Net Assets (100.0%)                       $  17,421,995
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $  719,105
Unrealized losses.................................  (2,405,816)
                                                    ----------
  Net unrealized (loss)...........................  $(1,686,711)
                                                    ==========

   *  Non-income producing security.

 REIT Real Estate Investment Trust

 Category percentages are based on net assets.

140    See Notes to Financial Statements.

ING Van Kampen Comstock Portfolio
Schedule of Investments
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
COMMON STOCKS (90.7%)
Apparel Retailers (0.3%)
Limited, Inc............................    23,020   $         356,810
                                                     -----------------
Banking (8.0%)
Bank of America Corp....................    35,220           2,783,437
Citigroup, Inc..........................    42,260           1,808,728
J.P. Morgan Chase & Co..................    14,890             508,940
PNC Financial Services Group............    12,800             624,768
SunTrust Banks, Inc.....................     8,820             523,379
Washington Mutual, Inc..................     4,550             187,915
Wells Fargo & Co........................    39,400           1,985,760
                                                     -----------------
                                                             8,422,927
                                                     -----------------
Beverages, Food & Tobacco (2.3%)
Altria Group, Inc.......................    40,880           1,857,587
Sara Lee Corp...........................    30,290             569,755
                                                     -----------------
                                                             2,427,342
                                                     -----------------
Business Machines (1.6%)
Hewlett-Packard Co......................    61,045           1,300,258
International Business Machines Corp....     4,210             347,325
                                                     -----------------
                                                             1,647,583
                                                     -----------------
Business Services (0.1%)
SunGard Data Systems, Inc.*.............     4,760             123,332
                                                     -----------------
Chemicals (3.2%)
Dow Chemical Co.........................    84,600           2,619,216
Du Pont (E.I.) de Nemours...............    18,200             757,848
                                                     -----------------
                                                             3,377,064
                                                     -----------------
Computer Software & Processing (1.4%)
Check Point Software Technologies Ltd.
  (Israel)*.............................     2,960              57,868
Cognex Corp.*...........................    28,770             643,009
Credence Systems Corp.*.................    44,310             375,306
Microsoft Corp..........................    13,960             357,516
                                                     -----------------
                                                             1,433,699
                                                     -----------------
Computers & Information (0.9%)
Cisco Systems, Inc.*....................    21,940             366,179
Lexmark International, Inc.*............     8,580             607,207
                                                     -----------------
                                                               973,386
                                                     -----------------
Electric Utilities (3.9%)
American Electric Power Company, Inc....    11,750             350,502
CenterPoint Energy, Inc.................    44,830             365,364
Constellation Energy Group, Inc.........    12,730             436,639
Exelon Corp.............................     2,590             154,908
IDACORP, Inc............................     5,690             149,362
Public Service Enterprise Group, Inc....    16,530             698,392
                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Electric Utilities (continued)
Scottish Power PLC ADR (United
  Kingdom)..............................    14,080   $         342,285
TXU Corp................................    74,150           1,664,667
                                                     -----------------
                                                             4,162,119
                                                     -----------------
Electronics (1.2%)
Electronics for Imaging, Inc.*..........     5,390             109,363
Flextronics International Ltd.*.........    75,280             782,159
Intel Corp..............................       180               3,741
Jabil Circuit, Inc.*....................    16,340             361,114
JDS Uniphase Corp.*.....................     9,850              34,573
KEMET Corp.*............................     1,250              12,625
Novellus Systems, Inc.*.................       220               8,057
                                                     -----------------
                                                             1,311,632
                                                     -----------------
Entertainment & Leisure (2.0%)
Walt Disney Co..........................   108,940           2,151,565
                                                     -----------------
Financial Services (5.2%)
Berkshire Hathaway, Inc., Class B*......        10              24,300
Capital One Financial Corp..............     2,380             117,048
Fannie Mae..............................     8,700             586,728
Freddie Mac.............................    74,820           3,798,611
Goldman Sachs Group, Inc. (The).........     3,100             259,625
Merrill Lynch & Co......................    15,670             731,476
Principal Financial Group, Inc..........       450              14,513
                                                     -----------------
                                                             5,532,301
                                                     -----------------
Food Retailers (2.7%)
Kroger Co. (The)*.......................   171,860           2,866,625
                                                     -----------------
Forest Products & Paper (6.2%)
Boise Cascade Corp......................    40,540             968,906
Georgia-Pacific Corp....................   112,100           2,124,295
International Paper Co..................    34,540           1,234,114
Kimberly-Clark Corp.....................    42,510           2,216,471
                                                     -----------------
                                                             6,543,786
                                                     -----------------
Home Construction, Furnishings & Appliances (0.3%)
Home Depot, Inc.........................     9,600             317,952
                                                     -----------------
Insurance (5.8%)
Aetna, Inc..............................    11,900             716,380
Allstate Corp...........................    40,190           1,432,774
Ambac Financial Group, Inc..............    14,720             975,200
Chubb Corp..............................    26,850           1,611,000
Nationwide Financial Services, Inc.,
  Class A...............................       200               6,500
RenaissanceRe Holdings Ltd. (Bermuda)...     4,500             204,840
Torchmark Corp..........................    20,370             758,783
Travelers Property Casualty Corp., Class
  A.....................................       800              12,720
Travelers Property Casualty Corp., Class
  B.....................................    26,809             422,778
                                                     -----------------
                                                             6,140,975
                                                     -----------------
Media--Broadcasting & Publishing (0.3%)
Comcast Corp., Class A*.................    10,749             324,405
                                                     -----------------

                                       See Notes to Financial Statements.    141

ING Van Kampen Comstock Portfolio
Schedule of Investments
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Medical and Health Products (0.5%)
Tenet Healthcare Corp.*.................    48,000   $         559,200
                                                     -----------------
Metals and Mining (2.2%)
Alcoa, Inc..............................    37,400             953,700
Phelps Dodge Corp.*.....................    20,200             774,468
United States Steel Corp................    39,130             640,558
                                                     -----------------
                                                             2,368,726
                                                     -----------------
Oil & Gas (15.9%)
BP PLC (United Kingdom).................    50,670           2,129,153
ConocoPhillips..........................    26,449           1,449,405
Diamond Offshore Drilling, Inc..........    76,380           1,603,216
GlobalSantaFe Corp......................    70,100           1,636,134
Halliburton Co..........................   171,940           3,954,620
Schlumberger Ltd........................    85,350           4,060,100
Total SA ADR (France)...................    15,300           1,159,740
Transocean, Inc.*.......................    41,500             911,755
                                                     -----------------
                                                            16,904,123
                                                     -----------------
Pharmaceuticals (13.0%)
Bristol-Myers Squibb Co.................   178,990           4,859,579
GlaxoSmithKline PLC ADR (United
  Kingdom)..............................    48,900           1,982,406
Merck & Co., Inc........................    21,840           1,322,412
Pfizer, Inc.............................    50,672           1,730,449
Roche Holdings Ltd. AG ADR
  (Switzerland).........................    16,870           1,323,281
Schering-Plough Corp....................    57,640           1,072,104
Wyeth...................................    33,020           1,504,061
                                                     -----------------
                                                            13,794,292
                                                     -----------------
Railroads (0.7%)
Burlington Northern Santa Fe Corp.......    25,450             723,798
                                                     -----------------
Restaurants and Lodging (1.8%)
McDonald's Corp.........................    86,520           1,908,631
                                                     -----------------
Retailers (4.8%)
CVS Corp................................    56,110           1,572,763
Federated Department Stores, Inc........    87,860           3,237,641
May Department Stores Co. (The).........    14,100             313,866
                                                     -----------------
                                                             5,124,270
                                                     -----------------
Telecommunications (5.8%)
Amdocs Ltd.*............................       110               2,640
Andrew Corp.*...........................     1,560              14,352
Comverse Technology, Inc.*..............     9,060             136,172
Ericsson LM ADR (Sweden)*...............       877               9,323
Motorola, Inc...........................    17,470             164,742
Nokia Oyj ADR (Finland).................     2,530              41,568
Sprint Corp.............................   340,810           4,907,664
Verizon Communications, Inc.............    21,580             851,331
                                                     -----------------
                                                             6,127,792
                                                     -----------------
                                          Number of       Market
                                           Shares          Value
                                          ---------  -----------------
Textiles, Clothing & Fabrics (0.6%)
Jones Apparel Group, Inc.*..............    21,000   $         614,460
                                                     -----------------
Total Common Stocks (Cost $88,300,325)                      96,238,795
                                                     -----------------
                                          Share/Principal
                                              Amount
                                          ---------------
SHORT-TERM INVESTMENTS (4.7%)
Security Lending Collateral (4.7%)
Bank of Montreal, Eurodollar Term,
  1.150%, 07/09/03......................      $207,240               207,240
Bank of Nova Scotia, Eurodollar Term,
  1.160%, 07/09/03......................       598,965               598,965
Comerica Bank, Bank Note, 1.073%,
  11/19/03..............................       149,741               149,741
Credit Agricole Indosuez, Eurodollar
  Term, 1.050%, 08/26/03................       374,353               374,353
Den Danske Bank, Eurodollar Term,
  1.040%, 07/28/03......................       149,741               149,741
Dreyfus, Money Market Fund, 1.102%,
  07/01/03..............................       524,094               524,094
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.425%, 07/01/03...........       748,706               748,706
Liberty Lighthouse Funding, Commercial
  Paper, 1.081%, 07/14/03...............       149,741               149,741
Merrill Lynch & Co., Triparty Corporate,
  1.415%, 07/01/03......................       554,042               554,042
Merrill Lynch, Money Market Fund,
  1.045%, 07/01/03......................       311,792               311,792
Merrimac, Money Market Fund,, 1.052%,
  07/01/03..............................       703,783               703,783
Parkland LLC, Medium Term Note, 1.018%,
  11/26/03..............................       149,741               149,741
Royal Bank of Scotland, Eurodollar Term,
  1.125%, 07/01/03......................       336,918               336,918
                                                           -----------------
                                                                   4,958,857
                                                           -----------------
Total Short-Term Investments (Cost $4,958,857)                     4,958,857
                                                           -----------------

TOTAL INVESTMENTS At Market Value
(95.4%)
  (Cost $93,259,182)                      $ 101,197,652
Other assets in excess of liabilities
(4.6%)                                        4,923,261
                                          -------------
Net Assets (100.0%)                       $ 106,120,913
                                          =============

Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at June 30, 2003, are as follows:


Unrealized gains..................................  $8,831,978
Unrealized losses.................................   (893,508)
                                                    ---------
  Net unrealized gain.............................  $7,938,470
                                                    =========

   *  Non-income producing security.

 ADR American Depository Receipt

 Category percentages are based on net assets.

142    See Notes to Financial Statements.

                 (This page has been left blank intentionally.)

ING Partners, Inc.
Statements of Assets and Liabilities
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                               ING Alger           ING Alger
                           Aggressive Growth  Capital Appreciation
                               Portfolio           Portfolio
                           -----------------  --------------------
Assets:
Investments, at market
  value (including
  securities on loan*)...    $145,622,113         $44,535,388
Cash.....................       4,360,801           2,003,003
Receivable for:
  Dividends and
    interest.............          63,969              24,208
  Investments sold.......         913,490             187,122
  Recoverable foreign
    taxes................              --                 459
                             ------------         -----------
      Total Assets.......     150,960,373          46,750,180
                             ------------         -----------

Liabilities:
Payable for:
  Investments
    purchased............          10,649             505,920
  Collateral for
    securities loaned
    (Note 7).............      35,508,624           6,465,700
Due to custodian.........              --                  --
Administrative services
  fees payable...........          18,670               6,555
Advisory fees payable....          79,348              22,942
Distribution plan fees
  payable................          17,577               8,189
Shareholder service fees
  payable................          21,035               8,189
                             ------------         -----------
      Total
       Liabilities.......      35,655,903           7,017,495
                             ------------         -----------
NET ASSETS...............    $115,304,470         $39,732,685
                             ============         ===========
Net assets represented
  by:
Paid-in Capital..........    $126,604,725         $36,730,257
Net unrealized gain
  (loss) on
  investments............      16,565,027           2,807,865
Undistributed net
  investment income
  (loss).................        (498,581)            (37,649)
Accumulated net realized
  gain (loss)............     (27,366,701)            232,212
                             ------------         -----------
NET ASSETS...............    $115,304,470         $39,732,685
                             ============         ===========
Cost of investments......    $129,057,086         $41,727,523
*Securities on loan with
  market values of:......    $ 34,066,747         $ 6,183,704

Capital Shares, $.001 par
  value:
Class I:
  Outstanding............       1,419,467                 100
  Net Assets.............    $  8,824,742         $     1,083
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........    $       6.22         $     10.83
Class S:
  Outstanding............       2,831,274                 100
  Net Assets.............    $ 17,520,612         $     1,082
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........    $       6.19         $     10.82
Class ADV:
  Outstanding............      14,418,021           3,672,459
  Net Assets.............    $ 88,959,116         $39,730,520
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........    $       6.17         $     10.82

144    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                               ING American        ING Baron         ING DSI
                              ING Alger      Century Small Cap  Small Cap Growth  Enhanced Index
                           Growth Portfolio   Value Portfolio      Portfolio        Portfolio
                           ----------------  -----------------  ----------------  --------------
Assets:
Investments, at market
  value (including
  securities on loan*)...    $ 56,134,191       $11,140,826       $39,743,636      $39,654,654
Cash.....................         778,535           800,981         9,328,925               --
Receivable for:
  Dividends and
    interest.............          27,550            17,564             8,431           51,016
  Investments sold.......              --         1,981,047                --               --
  Recoverable foreign
    taxes................           1,196                --                57               --
                             ------------       -----------       -----------      -----------
      Total Assets.......      56,941,472        13,940,418        49,081,049       39,705,670
                             ------------       -----------       -----------      -----------

Liabilities:
Payable for:
  Investments
    purchased............              --           181,663            80,939               --
  Collateral for
    securities loaned
    (Note 7).............       7,076,145           609,515         8,082,623        2,147,900
Due to custodian.........              --                --                --            4,625
Administrative services
  fees payable...........           8,240             3,096             9,097            6,228
Advisory fees payable....          32,959            10,320            22,094           18,685
Distribution plan fees
  payable................           9,583               286               565              503
Shareholder service fees
  payable................           9,861             2,140             5,556            7,394
                             ------------       -----------       -----------      -----------
      Total
       Liabilities.......       7,136,788           807,020         8,200,874        2,185,335
                             ------------       -----------       -----------      -----------
NET ASSETS...............    $ 49,804,684       $13,133,398       $40,880,175      $37,520,335
                             ============       ===========       ===========      ===========
Net assets represented
  by:
Paid-in Capital..........    $ 62,904,818       $12,910,248       $38,875,799      $45,743,612
Net unrealized gain
  (loss) on
  investments............       5,975,366           892,419         3,171,921       (3,724,725)
Undistributed net
  investment income
  (loss).................        (150,171)           16,016          (105,052)         376,091
Accumulated net realized
  gain (loss)............     (18,925,329)         (685,285)       (1,062,493)      (4,874,643)
                             ------------       -----------       -----------      -----------
NET ASSETS...............    $ 49,804,684       $13,133,398       $40,880,175      $37,520,335
                             ============       ===========       ===========      ===========
Cost of investments......    $ 50,158,825       $10,248,407       $36,571,715      $43,379,379
*Securities on loan with
  market values of:......    $  6,578,092       $   584,103       $ 7,823,503      $ 2,059,101

Capital Shares, $.001 par
  value:
Class I:
  Outstanding............          65,859           254,106           524,035           40,602
  Net Assets.............    $    507,065       $ 2,340,339       $ 5,272,910      $   285,539
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........    $       7.70       $      9.21       $     10.06      $      7.03
Class S:
  Outstanding............         182,633         1,012,797         3,270,354        4,968,052
  Net Assets.............    $  1,399,316       $ 9,314,159       $32,808,444      $34,828,820
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........    $       7.66       $      9.20       $     10.03      $      7.01
Class ADV:
  Outstanding............       6,269,094           161,450           279,887          344,270
  Net Assets.............    $ 47,898,303       $ 1,478,900       $ 2,798,821      $ 2,405,976
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........    $       7.64       $      9.16       $     10.00      $      6.99

                                       ING Goldman
                           Sachs-Registered Trademark- Capital
                                    Growth Portfolio
                           -----------------------------------
Assets:
Investments, at market
  value (including
  securities on loan*)...              $ 91,051,658
Cash.....................                 1,503,082
Receivable for:
  Dividends and
    interest.............                    78,853
  Investments sold.......                        --
  Recoverable foreign
    taxes................                        --
                                       ------------
      Total Assets.......                92,633,593
                                       ------------
Liabilities:
Payable for:
  Investments
    purchased............                    75,471
  Collateral for
    securities loaned
    (Note 7).............                 3,847,476
Due to custodian.........                        --
Administrative services
  fees payable...........                    14,725
Advisory fees payable....                    62,583
Distribution plan fees
  payable................                       969
Shareholder service fees
  payable................                    19,704
                                       ------------
      Total
       Liabilities.......                 4,020,928
                                       ------------
NET ASSETS...............              $ 88,612,665
                                       ============
Net assets represented
  by:
Paid-in Capital..........              $117,388,711
Net unrealized gain
  (loss) on
  investments............               (15,161,398)
Undistributed net
  investment income
  (loss).................                    23,026
Accumulated net realized
  gain (loss)............               (13,637,674)
                                       ------------
NET ASSETS...............              $ 88,612,665
                                       ============
Cost of investments......              $106,213,056
*Securities on loan with
  market values of:......              $  3,691,648
Capital Shares, $.001 par
  value:
Class I:
  Outstanding............                    69,664
  Net Assets.............              $    643,454
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........              $       9.24
Class S:
  Outstanding............                 9,047,583
  Net Assets.............              $ 83,308,263
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........              $       9.21
Class ADV:
  Outstanding............                   505,447
  Net Assets.............              $  4,660,948
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........              $       9.22

                                       See Notes to Financial Statements.    145

ING Partners, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                     ING Goldman                 ING JPMorgan
                           Sachs-Registered Trademark- Core  Fleming International
                                   Equity Portfolio                Portfolio
                           --------------------------------  ---------------------
Assets:
Investments, at market
  value (including
  securities on loan*)...            $91,051,076                 $ 316,327,863
Cash.....................                152,910                     1,965,254
Cash collateral for open
  futures contracts......                 45,000                            --
Cash denominated in
  foreign currencies.....                     --                            --
Receivable for:
  Dividends and
    interest.............                112,457                     1,152,725
  Investments sold.......                     --                     1,326,332
  Recoverable foreign
    taxes................                     --                       383,481
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............                     --                            --
                                     -----------                 -------------
      Total Assets.......             91,361,443                   321,155,655
                                     -----------                 -------------

Liabilities:
Payable for:
  Investments
    purchased............                     --                       627,907
  Variation margin on
    futures contracts....                    300                            --
  Collateral for
    securities loaned
    (Note 7).............              5,848,712                    37,660,190
Due to custodian.........                     --                       739,946
Administrative services
  fees payable...........                 94,163                        49,274
Advisory fees payable....                 49,837                       197,098
Distribution plan fees
  payable................                     --                           113
Shareholder service fees
  payable................                 17,790                           137
Gross unrealized loss on
  forward foreign
  currency exchange
  contracts..............                     --                           571
                                     -----------                 -------------
      Total
       Liabilities.......              6,010,802                    39,275,236
                                     -----------                 -------------
NET ASSETS...............            $85,350,641                 $ 281,880,419
                                     ===========                 =============
Net assets represented
  by:
Paid-in Capital..........            $83,513,200                 $ 442,821,047
Net unrealized gain on
  investments, open
  futures contracts and
  foreign currency
  related transactions...              1,475,624                    16,148,729
Undistributed net
  investment income......                 94,366                     7,332,571
Accumulated net realized
  gain (loss)............                267,451                  (184,421,928)
                                     -----------                 -------------
NET ASSETS...............            $85,350,641                 $ 281,880,419
                                     ===========                 =============
Cost of investments......            $89,566,207                 $ 300,219,193
Cost of cash denominated
  in foreign
  currencies.............            $        --                 $    (752,004)
*Securities on loan with
  market values of:......            $ 5,545,022                 $  35,631,112

Capital Shares, $.001 par
  value:
Class I:
  Outstanding............                    100                    32,586,620
  Net Assets.............            $     1,073                 $ 281,207,238
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........            $     10.73                 $        8.63
Class S:
  Outstanding............              7,954,934                        16,267
  Net Assets.............            $85,348,496                 $     140,207
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........            $     10.73                 $        8.62
Class ADV:
  Outstanding............                    100                        62,103
  Net Assets.............            $     1,072                 $     532,974
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........            $     10.72                 $        8.58

146    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                           ING JPMorgan          ING MFS            ING MFS         ING MFS        ING OpCap
                           Mid Cap Value  Capital Opportunities  Global Growth  Research Equity  Balanced Value
                             Portfolio          Portfolio          Portfolio       Portfolio       Portfolio
                           -------------  ---------------------  -------------  ---------------  --------------
Assets:
Investments, at market
  value (including
  securities on loan*)...   $13,713,638       $ 239,182,329       $11,299,566    $ 257,658,401    $121,354,037
Cash.....................       745,335           7,652,441           639,195        8,159,174       6,974,180
Cash collateral for open
  futures contracts......            --                  --                --               --              --
Cash denominated in
  foreign currencies.....            --                  --             7,981              276              --
Receivable for:
  Dividends and
    interest.............        14,838             287,405            18,911          367,552         563,419
  Investments sold.......            --             824,857           112,299          499,674         346,097
  Recoverable foreign
    taxes................            57              34,519             2,864           27,657              --
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............            --                  --                42               --              --
                            -----------       -------------       -----------    -------------    ------------
      Total Assets.......    14,473,868         247,981,551        12,080,858      266,712,734     129,237,733
                            -----------       -------------       -----------    -------------    ------------

Liabilities:
Payable for:
  Investments
    purchased............        22,539             240,723           206,952          694,555         435,684
  Variation margin on
    futures contracts....            --                  --                --               --              --
  Collateral for
    securities loaned
    (Note 7).............       973,200          17,648,491           522,976        8,789,787      11,429,997
Due to custodian.........            --                  --                --               --              --
Administrative services
  fees payable...........         3,768              47,831             5,585           32,132          19,475
Advisory fees payable....         8,074             124,360             5,585          149,951          77,901
Distribution plan fees
  payable................           153                  18               151                9             450
Shareholder service fees
  payable................         1,922                  62             2,262              168          26,238
Gross unrealized loss on
  forward foreign
  currency exchange
  contracts..............            --                  --                --               16              --
                            -----------       -------------       -----------    -------------    ------------
      Total
       Liabilities.......     1,009,656          18,061,485           743,511        9,666,618      11,989,745
                            -----------       -------------       -----------    -------------    ------------
NET ASSETS...............   $13,464,212       $ 229,920,066       $11,337,347    $ 257,046,116    $117,247,988
                            ===========       =============       ===========    =============    ============
Net assets represented
  by:
Paid-in Capital..........   $12,619,708       $ 459,193,512       $11,945,920    $ 399,392,738    $140,650,177
Net unrealized gain on
  investments, open
  futures contracts and
  foreign currency
  related transactions...     1,068,898          21,252,323           837,398       11,928,521       8,532,432
Undistributed net
  investment income......        17,501             945,850            41,582        2,660,114       3,419,048
Accumulated net realized
  gain (loss)............      (241,895)       (251,471,619)       (1,487,553)    (156,935,257)    (35,353,669)
                            -----------       -------------       -----------    -------------    ------------
NET ASSETS...............   $13,464,212       $ 229,920,066       $11,337,347    $ 257,046,116    $117,247,988
                            ===========       =============       ===========    =============    ============
Cost of investments......   $12,644,740       $ 217,936,472       $10,462,094    $ 245,734,660    $112,821,605
Cost of cash denominated
  in foreign
  currencies.............   $        --       $          --       $     7,969    $         276    $         --
*Securities on loan with
  market values of:......   $   948,305       $  17,174,576       $   502,151    $   7,686,447    $ 10,967,409

Capital Shares, $.001 par
  value:
Class I:
  Outstanding............       365,038          10,642,255            37,878       37,906,056          26,321
  Net Assets.............   $ 3,773,273       $ 229,608,825       $   349,936    $ 255,699,510    $    293,497
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........   $     10.34       $       21.58       $      9.24    $        6.75    $      11.15
Class S:
  Outstanding............       864,987              10,356         1,115,257          194,003      10,331,607
  Net Assets.............   $ 8,926,531       $     222,570       $10,263,960    $   1,301,707    $114,742,481
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........   $     10.32       $       21.49       $      9.20    $        6.71    $      11.11
Class ADV:
  Outstanding............        74,295               4,143            78,826            6,703         199,949
  Net Assets.............   $   764,408       $      88,671       $   723,451    $      44,899    $  2,212,010
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........   $     10.29       $       21.40       $      9.18    $        6.70    $      11.06

                                       See Notes to Financial Statements.    147

ING Partners, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                            ING PIMCO        ING Salomon
                           Total Return  Brothers Aggressive
                            Portfolio     Growth Portfolio
                           ------------  -------------------
Assets:
Investments, at market
  value (including
  securities on loan*)...  $109,451,283     $602,580,346
Cash.....................    1,654,876        44,169,225
Cash denominated in
  foreign currencies.....    1,768,534                --
Receivable for:
  Dividends and
    interest.............      515,123           129,628
  Investments sold.......   17,021,641                --
  Receivable from
    Subadvisor...........           --           106,130
  Receivable for open
    swap contracts
    (Note 8).............      100,036                --
  Recoverable foreign
    taxes................           --             1,154
  Variation margin on
    futures contracts....       26,571                --
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............       30,262                --
                           ------------     ------------
      Total Assets.......  130,568,326       646,986,483
                           ------------     ------------
Liabilities:
Payable for:
  Investments
    purchased............   49,380,778                --
  Payable for closed swap
    contracts............       32,736                --
  Collateral for
    securities loaned
    (Note 7).............      814,750        95,101,249
Due to custodian.........           --                --
Options written, at value
  (premiums received of
  $289,929)..............      240,441                --
Administrative services
  fees payable...........       22,274            59,902
Advisory fees payable....       31,820           320,057
Distribution plan fees
  payable................        2,005               128
Shareholder service fees
  payable................       11,082               130
                           ------------     ------------
      Total
       Liabilities.......   50,535,886        95,481,466
                           ------------     ------------
NET ASSETS...............  $80,032,440      $551,505,017
                           ============     ============
Net assets represented
  by:
Paid-in Capital..........  $76,734,929      $798,580,828
Net unrealized gain
  (loss) on investments,
  open futures contracts,
  open swap contracts,
  and foreign currency
  related transactions...      753,955        66,422,530
Undistributed net
  investment income
  (loss).................      502,642          (907,693)
Accumulated net realized
  gain (loss)............    2,040,914      (312,590,648)
                           ------------     ------------
NET ASSETS...............  $80,032,440      $551,505,017
                           ============     ============
Cost of investments......  $108,870,602     $536,158,043
Cost of cash denominated
  in foreign
  currencies.............  $ 1,771,500      $         --
*Securities on loan with
  market values of:......  $   798,558      $ 90,987,780

Capital Shares, $.001 par
  value:
Class I:
  Outstanding............    2,266,061        17,218,532
  Net Assets.............  $24,861,760      $550,889,123
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........  $     10.97      $      31.99
Class S:
  Outstanding............    4,141,718               445
  Net Assets.............  $45,356,183      $     14,182
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........  $     10.95      $      31.87
Class ADV:
  Outstanding............      898,668            18,948
  Net Assets.............  $ 9,814,497      $    601,712
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........  $     10.92      $      31.76

148    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Assets and Liabilities (continued)
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                               ING Salomon          ING Salomon        ING T. Rowe           ING UBS         ING Van Kampen
                           Brothers Fundamental  Brothers Investors    Price Growth       Tactical Asset        Comstock
                             Value Portfolio      Value Portfolio    Equity Portfolio  Allocation Portfolio    Portfolio
                           --------------------  ------------------  ----------------  --------------------  --------------
Assets:
Investments, at market
  value (including
  securities on loan*)...      $47,572,321          $57,770,396       $ 615,477,165        $18,416,475        $101,197,652
Cash.....................        4,703,556            5,012,173          19,915,689                 --           9,419,442
Cash denominated in
  foreign currencies.....               --                   --                  41                 --                  --
Receivable for:
  Dividends and
    interest.............           53,393              122,186             481,722             24,186             236,558
  Investments sold.......               --              627,125           1,835,815                 --             325,724
  Receivable from
    Subadvisor...........               --                   --                  --                 --                  --
  Receivable for open
    swap contracts
    (Note 8).............               --                   --                  --                 --                  --
  Recoverable foreign
    taxes................               --                3,988               6,634                 --                  --
  Variation margin on
    futures contracts....               --                   --                  --                 --                  --
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............               --                   --                  --                 --                  --
                               -----------          -----------       -------------        -----------        ------------
      Total Assets.......       52,329,270           63,535,868         637,717,066         18,440,661         111,179,376
                               -----------          -----------       -------------        -----------        ------------
Liabilities:
Payable for:
  Investments
    purchased............               --              690,679           2,628,077                 --                  --
  Payable for closed swap
    contracts............               --                   --                  --                 --                  --
  Collateral for
    securities loaned
    (Note 7).............        7,878,700            2,777,659          72,059,069            960,280           4,958,857
Due to custodian.........               --                   --                  --             39,412                  --
Options written, at value
  (premiums received of
  $289,929)..............               --                   --                  --                 --                  --
Administrative services
  fees payable...........            7,270                9,896              68,876              2,882              29,397
Advisory fees payable....           32,716               39,586             275,502             12,967              50,395
Distribution plan fees
  payable................              499                1,233               5,475                 19               1,325
Shareholder service fees
  payable................            9,500               13,020               6,279              3,106              18,489
                               -----------          -----------       -------------        -----------        ------------
      Total
       Liabilities.......        7,928,685            3,532,073          75,043,278          1,018,666           5,058,463
                               -----------          -----------       -------------        -----------        ------------
NET ASSETS...............      $44,400,585          $60,003,795       $ 562,673,788        $17,421,995        $106,120,913
                               ===========          ===========       =============        ===========        ============
Net assets represented
  by:
Paid-in Capital..........      $49,219,254          $64,013,816       $ 642,267,007        $20,055,204        $ 97,849,921
Net unrealized gain
  (loss) on investments,
  open futures contracts,
  open swap contracts,
  and foreign currency
  related transactions...        3,977,354              611,114          28,046,917         (1,686,711)          7,938,470
Undistributed net
  investment income
  (loss).................          794,868              667,993           1,673,465             83,300             318,154
Accumulated net realized
  gain (loss)............       (9,590,891)          (5,289,128)       (109,313,601)        (1,029,798)             14,368
                               -----------          -----------       -------------        -----------        ------------
NET ASSETS...............      $44,400,585          $60,003,795       $ 562,673,788        $17,421,995        $106,120,913
                               ===========          ===========       =============        ===========        ============
Cost of investments......      $43,594,967          $57,159,282       $ 587,430,973        $20,103,186        $ 93,259,182
Cost of cash denominated
  in foreign
  currencies.............      $        --          $        --       $          39        $        --        $         --
*Securities on loan with
  market values of:......      $ 7,236,047          $ 2,426,329       $  69,789,341        $   910,902        $  4,768,006

Capital Shares, $.001 par
  value:
Class I:
  Outstanding............           35,571               12,373          13,311,910             71,402           1,425,274
  Net Assets.............      $   504,237          $   141,173       $ 527,813,040        $ 1,901,037        $ 13,404,084
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........      $     14.18          $     11.41       $       39.65        $     26.62        $       9.40
Class S:
  Outstanding............        2,926,214            4,745,766             101,134            581,740           9,187,853
  Net Assets.............      $41,312,471          $53,913,219       $   3,993,254        $15,430,087        $ 86,287,162
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........      $     14.12          $     11.36       $       39.48        $     26.52        $       9.39
Class ADV:
  Outstanding............          183,673              526,207             784,760              3,440             687,400
  Net Assets.............      $ 2,583,877          $ 5,949,403       $  30,867,494        $    90,871        $  6,429,667
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........      $     14.07          $     11.31       $       39.33        $     26.42        $       9.35

                                       See Notes to Financial Statements.    149

ING Partners, Inc.
Statements of Operations
For the Period Ended June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                               ING Alger           ING Alger
                           Aggressive Growth  Capital Appreciation
                               Portfolio           Portfolio
                           -----------------  --------------------
Investment Income:
Dividends................     $    84,523          $   50,829
Interest.................          15,702               2,392
                              -----------          ----------
                                  100,225              53,221
Foreign taxes withheld on
  dividends..............            (381)               (848)
Security lending
  income.................          52,797                 515
                              -----------          ----------
      Total investment
        income...........         152,641              52,888
                              -----------          ----------

Investment Expenses:
Investment Advisory
  fee....................        (367,859)            (45,274)
Administrative services
  fees...................         (86,555)            (12,935)
Distribution plan
  fees--Class ADV........         (94,610)            (16,164)
Shareholder service
  fees--Class S..........          (7,588)                 --
Shareholder service
  fees--Class ADV........         (94,610)            (16,164)
                              -----------          ----------
      Total expenses.....        (651,222)            (90,537)
Reduction of
  administration fee.....              --                  --
                              -----------          ----------
      Net expenses.......        (651,222)            (90,537)
                              -----------          ----------
Net investment income
  (loss).................        (498,581)            (37,649)
                              -----------          ----------

Net Realized and
  Unrealized Gain (Loss):
Net realized gain (loss)
  on:
  Sales of investments...       1,702,965             232,212
  Futures contracts......              --                  --
                              -----------          ----------
  Net realized gain
    (loss) on investments
    and futures
    contracts............       1,702,965             232,212
                              -----------          ----------

Net change in unrealized
  gain or (loss) on:
  Investments............      17,717,715           2,807,865
                              -----------          ----------
  Net change in
    unrealized gain or
    (loss) on
    investments..........      17,717,715           2,807,865
                              -----------          ----------
Net realized and change
  in unrealized gain
  (loss) on investments
  and futures
  contracts..............      19,420,680           3,040,077
                              -----------          ----------
Net increase in net
  assets resulting from
  operations.............     $18,922,099          $3,002,428
                              ===========          ==========

150    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Operations (continued)
For the Period Ended June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                               ING American        ING Baron         ING DSI
                              ING Alger      Century Small Cap  Small Cap Growth  Enhanced Index
                           Growth Portfolio   Value Portfolio      Portfolio        Portfolio
                           ----------------  -----------------  ----------------  --------------
Investment Income:
Dividends................     $  181,053        $   84,274         $    7,614       $  306,790
Interest.................          3,235             5,562              8,799              442
                              ----------        ----------         ----------       ----------
                                 184,288            89,836             16,413          307,232
Foreign taxes withheld on
  dividends..............         (4,625)               --               (157)              --
Security lending
  income.................          2,258             2,204              2,812              987
                              ----------        ----------         ----------       ----------
      Total investment
        income...........        181,921            92,040             19,068          308,219
                              ----------        ----------         ----------       ----------

Investment Expenses:
Investment Advisory
  fee....................       (177,884)          (48,153)           (71,752)        (103,833)
Administrative services
  fees...................        (44,471)          (19,261)           (33,767)         (34,611)
Distribution plan
  fees--Class ADV........        (54,517)           (1,337)            (2,885)          (2,698)
Shareholder service
  fees--Class S..........           (703)           (8,969)           (14,896)         (40,235)
Shareholder service
  fees--Class ADV........        (54,517)           (1,337)            (2,885)          (2,698)
                              ----------        ----------         ----------       ----------
      Total expenses.....       (332,092)          (79,057)          (126,185)        (184,075)
Reduction of
  administration fee.....             --             1,960              2,065               --
                              ----------        ----------         ----------       ----------
      Net expenses.......       (332,092)          (77,097)          (124,120)        (184,075)
                              ----------        ----------         ----------       ----------
Net investment income
  (loss).................       (150,171)           14,943           (105,052)         124,144
                              ----------        ----------         ----------       ----------

Net Realized and
  Unrealized Gain (Loss):
Net realized gain (loss)
  on:
  Sales of investments...        900,120          (179,792)          (521,477)        (766,440)
  Futures contracts......             --            (3,430)                --               --
                              ----------        ----------         ----------       ----------
  Net realized gain
    (loss) on investments
    and futures
    contracts............        900,120          (183,222)          (521,477)        (766,440)
                              ----------        ----------         ----------       ----------

Net change in unrealized
  gain or (loss) on:
  Investments............      6,313,274         1,515,410          3,334,572        4,485,166
                              ----------        ----------         ----------       ----------
  Net change in
    unrealized gain or
    (loss) on
    investments..........      6,313,274         1,515,410          3,334,572        4,485,166
                              ----------        ----------         ----------       ----------
Net realized and change
  in unrealized gain
  (loss) on investments
  and futures
  contracts..............      7,213,394         1,332,188          2,813,095        3,718,726
                              ----------        ----------         ----------       ----------
Net increase in net
  assets resulting from
  operations.............     $7,063,223        $1,347,131         $2,708,043       $3,842,870
                              ==========        ==========         ==========       ==========

                                       ING Goldman
                           Sachs-Registered Trademark- Capital
                                    Growth Portfolio
                           -----------------------------------
Investment Income:
Dividends................              $   550,601
Interest.................                    3,211
                                       -----------
                                           553,812
Foreign taxes withheld on
  dividends..............                       --
Security lending
  income.................                    2,025
                                       -----------
      Total investment
        income...........                  555,837
                                       -----------
Investment Expenses:
Investment Advisory
  fee....................                 (345,171)
Administrative services
  fees...................                  (81,217)
Distribution plan
  fees--Class ADV........                   (5,306)
Shareholder service
  fees--Class S..........                  (95,811)
Shareholder service
  fees--Class ADV........                   (5,306)
                                       -----------
      Total expenses.....                 (532,811)
Reduction of
  administration fee.....                       --
                                       -----------
      Net expenses.......                 (532,811)
                                       -----------
Net investment income
  (loss).................                   23,026
                                       -----------
Net Realized and
  Unrealized Gain (Loss):
Net realized gain (loss)
  on:
  Sales of investments...               (1,469,961)
  Futures contracts......                       --
                                       -----------
  Net realized gain
    (loss) on investments
    and futures
    contracts............               (1,469,961)
                                       -----------
Net change in unrealized
  gain or (loss) on:
  Investments............                9,402,596
                                       -----------
  Net change in
    unrealized gain or
    (loss) on
    investments..........                9,402,596
                                       -----------
Net realized and change
  in unrealized gain
  (loss) on investments
  and futures
  contracts..............                7,932,635
                                       -----------
Net increase in net
  assets resulting from
  operations.............              $ 7,955,661
                                       ===========

                                       See Notes to Financial Statements.    151

ING Partners, Inc.
Statements of Operations (continued)
For the Period Ended June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                     ING Goldman                 ING JPMorgan
                           Sachs-Registered Trademark- Core  Fleming International
                                   Equity Portfolio                Portfolio
                           --------------------------------  ---------------------
Investment Income:
Dividends................             $  255,293                  $ 6,193,107
Interest.................                    997                       11,323
                                      ----------                  -----------
                                         256,290                    6,204,430
Foreign taxes withheld on
  dividends..............                    (94)                    (784,285)
Security lending
  income.................                    786                      140,355
                                      ----------                  -----------
      Total investment
       income............                256,982                    5,560,500
                                      ----------                  -----------

Investment Expenses:
Investment Advisory
  fee....................                (98,994)                  (1,089,534)
Administrative services
  fees...................                (28,277)                    (272,384)
Distribution plan
  fees--Class ADV........                     --                         (606)
Shareholder service
  fees--Class S..........                (35,345)                         (60)
Shareholder service
  fees--Class ADV........                     --                         (606)
                                      ----------                  -----------
      Total expenses.....               (162,616)                  (1,363,190)
                                      ----------                  -----------
Net investment income....                 94,366                    4,197,310
                                      ----------                  -----------

Net Realized and
  Unrealized Gain (Loss):
Net realized gain (loss)
  on:
  Sales of investments...                251,644                   (2,130,471)
  Futures contracts,
    foreign currency and
    forward foreign
    currency exchange
    contracts............                 15,807                      (79,309)
                                      ----------                  -----------
  Net realized gain
    (loss) on
    investments, futures
    contracts, foreign
    currency and forward
    foreign currency
    exchange contracts...                267,451                   (2,209,780)
                                      ----------                  -----------

Net change in unrealized
  gain or (loss) on:
  Investments............              1,484,869                   21,412,152
  Futures contracts and
    forward foreign
    currency exchange
    contracts............                 (9,245)                     (48,974)
                                      ----------                  -----------
  Net change in
    unrealized gain or
    (loss) on
    investments, futures
    and forward foreign
    currency exchange
    contracts............              1,475,624                   21,363,178
                                      ----------                  -----------
Net realized and change
  in unrealized gain
  (loss) on investments,
  futures and forward
  foreign currency
  exchange contracts.....              1,743,075                   19,153,398
                                      ----------                  -----------
Net increase in net
  assets resulting from
  operations.............             $1,837,441                  $23,350,708
                                      ==========                  ===========

152    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Operations (continued)
For the Period Ended June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                           ING JPMorgan          ING MFS            ING MFS         ING MFS        ING OpCap
                           Mid Cap Value  Capital Opportunities  Global Growth  Research Equity  Balanced Value
                             Portfolio          Portfolio          Portfolio       Portfolio       Portfolio
                           -------------  ---------------------  -------------  ---------------  --------------
Investment Income:
Dividends................   $   78,006         $ 1,391,824        $  131,188      $ 2,154,037     $   537,350
Interest.................        1,519              12,772             2,389           54,232         854,040
                            ----------         -----------        ----------      -----------     -----------
                                79,525           1,404,596           133,577        2,208,269       1,391,390
Foreign taxes withheld on
  dividends..............         (150)             (3,707)          (13,138)         (28,213)         (6,124)
Security lending
  income.................          661              47,028             1,324            5,850           8,572
                            ----------         -----------        ----------      -----------     -----------
      Total investment
       income............       80,036           1,447,917           121,763        2,185,906       1,393,838
                            ----------         -----------        ----------      -----------     -----------

Investment Expenses:
Investment Advisory
  fee....................      (35,885)           (687,569)          (29,169)        (841,621)       (425,214)
Administrative services
  fees...................      (16,746)           (264,450)          (29,169)        (180,347)       (106,303)
Distribution plan
  fees--Class ADV........         (652)                (85)             (827)             (50)         (2,359)
Shareholder service
  fees--Class S..........       (8,640)               (136)          (11,094)            (176)       (130,106)
Shareholder service
  fees--Class ADV........         (652)                (85)             (827)             (50)         (2,359)
                            ----------         -----------        ----------      -----------     -----------
      Total expenses.....      (62,575)           (952,325)          (71,086)      (1,022,244)       (666,341)
                            ----------         -----------        ----------      -----------     -----------
Net investment income....       17,461             495,592            50,677        1,163,662         727,497
                            ----------         -----------        ----------      -----------     -----------

Net Realized and
  Unrealized Gain (Loss):
Net realized gain (loss)
  on:
  Sales of investments...      (34,021)         (1,351,497)         (389,201)      (9,297,859)        613,707
  Futures contracts,
    foreign currency and
    forward foreign
    currency exchange
    contracts............           --              (2,637)          (14,565)         (43,943)             --
                            ----------         -----------        ----------      -----------     -----------
  Net realized gain
    (loss) on
    investments, futures
    contracts, foreign
    currency and forward
    foreign currency
    exchange contracts...      (34,021)         (1,354,134)         (403,766)      (9,341,802)        613,707
                            ----------         -----------        ----------      -----------     -----------

Net change in unrealized
  gain or (loss) on:
  Investments............    1,227,335          29,072,163         1,365,436       33,949,276      14,158,968
  Futures contracts and
    forward foreign
    currency exchange
    contracts............           --               1,652              (373)             166              --
                            ----------         -----------        ----------      -----------     -----------
  Net change in
    unrealized gain or
    (loss) on
    investments, futures
    and forward foreign
    currency exchange
    contracts............    1,227,335          29,073,815         1,365,063       33,949,442      14,158,968
                            ----------         -----------        ----------      -----------     -----------
Net realized and change
  in unrealized gain
  (loss) on investments,
  futures and forward
  foreign currency
  exchange contracts.....    1,193,314          27,719,681           961,297       24,607,640      14,772,675
                            ----------         -----------        ----------      -----------     -----------
Net increase in net
  assets resulting from
  operations.............   $1,210,775         $28,215,273        $1,011,974      $25,771,302     $15,500,172
                            ==========         ===========        ==========      ===========     ===========

                                       See Notes to Financial Statements.    153

ING Partners, Inc.
Statements of Operations (continued)
For the Six Months Ended June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                            ING PIMCO        ING Salomon
                           Total Return  Brothers Aggressive
                            Portfolio     Growth Portfolio
                           ------------  -------------------
Investment Income:
Dividends................   $       --       $   702,231
Interest.................      787,952           242,071
                            ----------       -----------
                               787,952           944,302
Foreign taxes withheld on
  dividends..............           --           (14,267)
Security lending
  income.................          738           140,185
                            ----------       -----------
      Total investment
       income............      788,690         1,070,220
                            ----------       -----------

Investment Expenses:
Investment Advisory
  fee....................     (151,738)       (1,666,502)
Administrative services
  fees...................     (106,217)         (310,050)
Distribution plan
  fees--Class ADV........       (8,670)             (676)
Shareholder service
  fees--Class S..........      (45,698)               (9)
Shareholder service
  fees--Class ADV........       (8,670)             (676)
                            ----------       -----------
      Total expenses.....     (320,993)       (1,977,913)
                            ----------       -----------
Net investment income
  (loss).................      467,697          (907,693)
                            ----------       -----------

Net Realized and
  Unrealized Gain (Loss):
Net realized gain (loss)
  on:
  Sales of investments...    1,767,998         9,818,971
  Futures contracts, swap
    contracts options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............     (158,774)            8,288
  Reimbursements by
    affiliate for
    investment
    transaction losses
    (Note 3).............           --           106,130
                            ----------       -----------
  Net realized gain
    (loss) on
    investments, futures
    contracts, swap
    contracts, options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............    1,609,224         9,933,389
                            ----------       -----------

Net change in unrealized
  gain or (loss) on:
  Investments............     (126,455)       85,913,057
  Futures contracts, swap
    contracts, options
    and forward foreign
    currency exchange
    contracts............      405,200            (7,838)
                            ----------       -----------
  Net change in
    unrealized gain or
    (loss) on
    investments, swap
    contracts, options
    and forward foreign
    currency exchange
    contracts............      278,745        85,905,219
                            ----------       -----------
Net realized and change
  in unrealized gain
  (loss) on investments,
  options and forward
  foreign currency
  exchange contracts.....    1,887,969        95,838,608
                            ----------       -----------
Net increase in net
  assets resulting from
  operations.............   $2,355,666       $94,930,915
                            ==========       ===========

154    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Operations (continued)
For the Six Months Ended June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                               ING Salomon          ING Salomon        ING T. Rowe           ING UBS         ING Van Kampen
                           Brothers Fundamental  Brothers Investors    Price Growth       Tactical Asset        Comstock
                             Value Portfolio      Value Portfolio    Equity Portfolio  Allocation Portfolio    Portfolio
                           --------------------  ------------------  ----------------  --------------------  --------------
Investment Income:
Dividends................      $   152,348          $   606,659        $  2,580,046         $  139,762         $  614,555
Interest.................          156,949               34,524              38,343                346             13,166
                               -----------          -----------        ------------         ----------         ----------
                                   309,297              641,183           2,618,389            140,108            627,721
Foreign taxes withheld on
  dividends..............           (1,382)              (7,312)            (56,766)                --            (10,069)
Security lending
  income.................            3,639                2,427              20,880                400              1,112
                               -----------          -----------        ------------         ----------         ----------
      Total investment
       income............          311,554              636,298           2,582,503            140,508            618,764
                               -----------          -----------        ------------         ----------         ----------

Investment Expenses:
Investment Advisory
  fee....................         (166,326)            (210,592)         (1,418,383)           (70,020)          (153,378)
Administrative services
  fees...................          (36,961)             (52,648)           (354,596)           (15,559)           (89,418)
Distribution plan
  fees--Class ADV........           (2,240)              (6,562)            (22,238)               (78)            (5,783)
Shareholder service
  fees--Class S..........          (43,621)             (59,118)             (3,322)           (17,459)           (47,881)
Shareholder service
  fees--Class ADV........           (2,240)              (6,562)            (22,238)               (78)            (5,783)
                               -----------          -----------        ------------         ----------         ----------
      Total expenses.....         (251,388)            (335,482)         (1,820,777)          (103,194)          (302,243)
                               -----------          -----------        ------------         ----------         ----------
Net investment income
  (loss).................           60,166              300,816             761,726             37,314            316,521
                               -----------          -----------        ------------         ----------         ----------

Net Realized and
  Unrealized Gain (Loss):
Net realized gain (loss)
  on:
  Sales of investments...       (6,755,936)          (1,257,922)        (16,017,770)          (393,420)           810,024
  Futures contracts, swap
    contracts options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............             (813)                  --             (41,428)                --                 --
  Reimbursements by
    affiliate for
    investment
    transaction losses
    (Note 3).............               --                   --                  --                 --                 --
                               -----------          -----------        ------------         ----------         ----------
  Net realized gain
    (loss) on
    investments, futures
    contracts, swap
    contracts, options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............       (6,756,749)          (1,257,922)        (16,059,198)          (393,420)           810,024
                               -----------          -----------        ------------         ----------         ----------

Net change in unrealized
  gain or (loss) on:
  Investments............       12,895,231            8,350,431          80,879,298          2,079,707          8,430,550
  Futures contracts, swap
    contracts, options
    and forward foreign
    currency exchange
    contracts............               --                   --              (1,389)                --                 --
                               -----------          -----------        ------------         ----------         ----------
  Net change in
    unrealized gain or
    (loss) on
    investments, swap
    contracts, options
    and forward foreign
    currency exchange
    contracts............       12,895,231            8,350,431          80,877,909          2,079,707          8,430,550
                               -----------          -----------        ------------         ----------         ----------
Net realized and change
  in unrealized gain
  (loss) on investments,
  options and forward
  foreign currency
  exchange contracts.....        6,138,482            7,092,509          64,818,711          1,686,287          9,240,574
                               -----------          -----------        ------------         ----------         ----------
Net increase in net
  assets resulting from
  operations.............      $ 6,198,648          $ 7,393,325        $ 65,580,437         $1,723,601         $9,557,095
                               ===========          ===========        ============         ==========         ==========

                                       See Notes to Financial Statements.    155

ING Partners, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                           ING Alger Aggressive
                             Growth Portfolio    ING Alger Aggressive
                            For the six months     Growth Portfolio
                           Ended June 30, 2003        Year Ended
                               (unaudited)        December 31, 2002
                           --------------------  --------------------
From Operations:
Net investment income
  (loss).................      $   (498,581)         $ (1,048,331)
Net realized gain (loss)
  on investments and
  futures contracts......         1,702,965           (28,870,347)
Net change in unrealized
  gain or (loss) on
  investments and forward
  foreign currency
  exchange contracts.....        17,717,715            (2,025,982)
                               ------------          ------------
Net increase (decrease)
  in net assets resulting
  from operations........        18,922,099           (31,944,660)
                               ------------          ------------

Distributions to
  Shareholders:
Class I:
  From net investment
    income...............                --                    --
Class S:
  From net investment
    income...............                --                    --
Class ADV:
  From net investment
    income...............                --                    --
                               ------------          ------------
Decrease in net assets
  from distributions to
  shareholders...........                --                    --
                               ------------          ------------

Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................         5,110,764             2,779,531
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                    --
  Payments for shares
    redeemed.............          (103,770)              (40,451)
Class S:
  Proceeds from shares
    sold.................        15,808,146             1,320,749
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                    --
  Payments for shares
    redeemed.............        (1,552,718)             (129,402)
Class ADV:
  Proceeds from shares
    sold.................         8,894,705            39,113,624
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                    --
  Payments for shares
    redeemed.............        (7,303,823)          (16,589,592)
                               ------------          ------------
Net increase (decrease)
  in net assets from fund
  share transactions.....        20,853,304            26,454,459
                               ------------          ------------
Net change in net
  assets.................        39,775,403            (5,490,201)

Net Assets:
Beginning of period......        75,529,067            81,019,268
                               ------------          ------------
End of period............      $115,304,470          $ 75,529,067
                               ============          ============
End of period net assets
  includes undistributed
  net investment income
  (loss).................      $   (498,581)         $         --
                               ============          ============

156    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                               ING Alger Capital           ING Alger                            ING American Century
                            Appreciation Portfolio     Growth Portfolio        ING Alger      Small Cap Value Portfolio
                              For the period from     For the six months   Growth Portfolio      For the six months
                                May 1, 2003 to        Ended June 30, 2003     Year Ended         Ended June 30, 2003
                           June 30, 2003 (unaudited)      (unaudited)      December 31, 2002         (unaudited)
                           -------------------------  -------------------  -----------------  -------------------------
From Operations:
Net investment income
  (loss).................         $   (37,649)            $  (150,171)       $   (321,976)           $    14,943
Net realized gain (loss)
  on investments and
  futures contracts......             232,212                 900,120         (19,779,872)              (183,222)
Net change in unrealized
  gain or (loss) on
  investments and forward
  foreign currency
  exchange contracts.....           2,807,865               6,313,274            (107,453)             1,515,410
                                  -----------             -----------        ------------            -----------
Net increase (decrease)
  in net assets resulting
  from operations........           3,002,428               7,063,223         (20,209,301)             1,347,131
                                  -----------             -----------        ------------            -----------

Distributions to
  Shareholders:
Class I:
  From net investment
    income...............                  --                      --                  --                     --
Class S:
  From net investment
    income...............                  --                      --                  --                     --
Class ADV:
  From net investment
    income...............                  --                      --                  --                     --
                                  -----------             -----------        ------------            -----------
Decrease in net assets
  from distributions to
  shareholders...........                  --                      --                  --                     --
                                  -----------             -----------        ------------            -----------

Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................               1,000                 365,221              78,402              1,473,740
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --                      --                  --                     --
  Payments for shares
    redeemed.............                  --                  (3,910)                (79)               (20,572)
Class S:
  Proceeds from shares
    sold.................               1,000               1,999,554             361,800              2,155,637
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --                      --                  --                     --
  Payments for shares
    redeemed.............                  --              (1,002,740)            (24,108)              (158,883)
Class ADV:
  Proceeds from shares
    sold.................          37,894,181               4,368,462          40,080,042                662,081
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --                      --                  --                     --
  Payments for shares
    redeemed.............          (1,165,924)             (8,921,546)        (12,689,495)              (133,900)
                                  -----------             -----------        ------------            -----------
Net increase (decrease)
  in net assets from fund
  share transactions.....          36,730,257              (3,194,959)         27,806,562              3,978,103
                                  -----------             -----------        ------------            -----------
Net change in net
  assets.................          39,732,685               3,868,264           7,597,261              5,325,234

Net Assets:
Beginning of period......                  --              45,936,420          38,339,159              7,808,164
                                  -----------             -----------        ------------            -----------
End of period............         $39,732,685             $49,804,684        $ 45,936,420            $13,133,398
                                  ===========             ===========        ============            ===========
End of period net assets
  includes undistributed
  net investment income
  (loss).................         $   (37,649)            $  (150,171)       $         --            $    16,016
                                  ===========             ===========        ============            ===========

                             ING American Century
                           Small Cap Value Portfolio
                              For the period from
                                May 1, 2002 to
                               December 31, 2002
                           -------------------------
From Operations:
Net investment income
  (loss).................         $     4,225
Net realized gain (loss)
  on investments and
  futures contracts......            (502,063)
Net change in unrealized
  gain or (loss) on
  investments and forward
  foreign currency
  exchange contracts.....            (622,991)
                                  -----------
Net increase (decrease)
  in net assets resulting
  from operations........          (1,120,829)
                                  -----------
Distributions to
  Shareholders:
Class I:
  From net investment
    income...............                (968)
Class S:
  From net investment
    income...............              (1,381)
Class ADV:
  From net investment
    income...............                (803)
                                  -----------
Decrease in net assets
  from distributions to
  shareholders...........              (3,152)
                                  -----------
Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................             774,777
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                 968
  Payments for shares
    redeemed.............             (49,356)
Class S:
  Proceeds from shares
    sold.................           8,473,924
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               1,381
  Payments for shares
    redeemed.............          (1,110,004)
Class ADV:
  Proceeds from shares
    sold.................             839,737
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                 803
  Payments for shares
    redeemed.............                 (85)
                                  -----------
Net increase (decrease)
  in net assets from fund
  share transactions.....           8,932,145
                                  -----------
Net change in net
  assets.................           7,808,164
Net Assets:
Beginning of period......                  --
                                  -----------
End of period............         $ 7,808,164
                                  ===========
End of period net assets
  includes undistributed
  net investment income
  (loss).................         $     1,073
                                  ===========

                                       See Notes to Financial Statements.    157

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                           ING Alger Aggressive
                             Growth Portfolio    ING Alger Aggressive
                            For the six months     Growth Portfolio
                           Ended June 30, 2003        Year Ended
                               (unaudited)        December 31, 2002
                           --------------------  --------------------
Share Transactions:
Class I:
  Number of shares
    sold.................            921,754               524,123
  Number of shares issued
    upon reinvestment of
    distributions........                 --                    --
  Number of shares
    redeemed.............            (20,143)               (7,670)
                             ---------------       ---------------
Net increase.............            901,611               516,453
                             ===============       ===============
Class S:
  Number of shares
    sold.................          2,878,779               241,624
  Number of shares issued
    upon reinvestment of
    distributions........                 --                    --
  Number of shares
    redeemed.............           (265,745)              (24,787)
                             ---------------       ---------------
Net increase.............          2,613,034               216,837
                             ===============       ===============
Class ADV:
  Number of shares
    sold.................          1,651,087             5,936,525
  Number of shares issued
    upon reinvestment of
    distributions........                 --                    --
  Number of shares
    redeemed.............         (1,363,625)           (2,919,806)
                             ---------------       ---------------
Net increase
  (decrease).............            287,462             3,016,719
                             ===============       ===============

158    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                               ING Alger Capital           ING Alger                            ING American Century
                            Appreciation Portfolio     Growth Portfolio        ING Alger      Small Cap Value Portfolio
                              For the period from     For the six months   Growth Portfolio      For the six months
                                May 1, 2003 to        Ended June 30, 2003     Year Ended         Ended June 30, 2003
                           June 30, 2003 (unaudited)      (unaudited)      December 31, 2002         (unaudited)
                           -------------------------  -------------------  -----------------  -------------------------
Share Transactions:
Class I:
  Number of shares
    sold.................                    100                 54,022             11,388                 174,390
  Number of shares issued
    upon reinvestment of
    distributions........                     --                     --                 --                      --
  Number of shares
    redeemed.............                     --                   (565)               (12)                 (2,360)
                               -----------------        ---------------     --------------        ----------------
Net increase.............                    100                 53,457             11,376                 172,030
                               =================        ===============     ==============        ================
Class S:
  Number of shares
    sold.................                    100                267,717             51,169                 255,896
  Number of shares issued
    upon reinvestment of
    distributions........                     --                     --                 --                      --
  Number of shares
    redeemed.............                     --               (133,780)            (3,499)                (18,775)
                               -----------------        ---------------     --------------        ----------------
Net increase.............                    100                133,937             47,670                 237,121
                               =================        ===============     ==============        ================
Class ADV:
  Number of shares
    sold.................              3,784,327                637,350          4,596,615                  77,938
  Number of shares issued
    upon reinvestment of
    distributions........                     --                     --                 --                      --
  Number of shares
    redeemed.............               (111,868)            (1,286,364)        (1,568,503)                (16,686)
                               -----------------        ---------------     --------------        ----------------
Net increase
  (decrease).............              3,672,459               (649,014)         3,028,112                  61,252
                               =================        ===============     ==============        ================

                             ING American Century
                           Small Cap Value Portfolio
                              For the period from
                                May 1, 2002 to
                               December 31, 2002
                           -------------------------
Share Transactions:
Class I:
  Number of shares
    sold.................                 88,183
  Number of shares issued
    upon reinvestment of
    distributions........                    119
  Number of shares
    redeemed.............                 (6,226)
                               -----------------
Net increase.............                 82,076
                               =================
Class S:
  Number of shares
    sold.................                899,470
  Number of shares issued
    upon reinvestment of
    distributions........                    170
  Number of shares
    redeemed.............               (123,964)
                               -----------------
Net increase.............                775,676
                               =================
Class ADV:
  Number of shares
    sold.................                100,109
  Number of shares issued
    upon reinvestment of
    distributions........                     99
  Number of shares
    redeemed.............                    (10)
                               -----------------
Net increase
  (decrease).............                100,198
                               =================

                                       See Notes to Financial Statements.    159

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                           ING Baron Small Cap  ING Baron Small Cap
                            Growth Portfolio     Growth Portfolio
                           For the six months   For the period from
                           Ended June 30, 2003    May 1, 2002 to
                               (unaudited)       December 31, 2002
                           -------------------  -------------------
From Operations:
Net investment income
  (loss).................      $  (105,052)         $   (56,823)
Net realized loss on
  investments............         (521,477)            (541,016)
Net change in unrealized
  gain or (loss) on
  investments............        3,334,572             (162,651)
                               -----------          -----------
Net increase (decrease)
  in net assets resulting
  from operations........        2,708,043             (760,490)
                               -----------          -----------

Distributions to
  Shareholders:
Class I:
  From net investment
    income...............               --                   --
  From net realized
    gains................               --                   --
Class S:
  From net investment
    income...............               --                   --
  From net realized
    gains................               --                   --
Class ADV:
  From net investment
    income...............               --                   --
                               -----------          -----------
Decrease in net assets
  from distributions to
  shareholders...........               --                   --
                               -----------          -----------

Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................        6,881,949              774,742
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               --                   --
  Payments for shares
    redeemed.............       (2,812,353)             (43,287)
Class S:
  Proceeds from shares
    sold.................       23,732,924            9,590,993
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               --                   --
  Payments for shares
    redeemed.............         (582,621)          (1,122,402)
Class ADV:
  Proceeds from shares
    sold.................          500,575            2,220,146
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               --                   --
  Payments for shares
    redeemed.............         (178,491)             (29,553)
                               -----------          -----------
Net increase (decrease)
  in net assets from fund
  share transactions.....       27,541,983           11,390,639
                               -----------          -----------
Net change in net
  assets.................       30,250,026           10,630,149

Net Assets:
Beginning of period......       10,630,149                   --
                               -----------          -----------
End of period............      $40,880,175          $10,630,149
                               ===========          ===========
End of period net assets
  includes undistributed
  net investment income
  (loss).................      $  (105,052)         $        --
                               ===========          ===========

160    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                            ING DSI Enhanced                       ING Goldman Sachs-Registered Trademark-
                             Index Portfolio    ING DSI Enhanced          Capital Growth Portfolio
                           For the six months    Index Portfolio             For the six months
                           Ended June 30, 2003     Year Ended                Ended June 30, 2003
                               (unaudited)      December 31, 2002                (unaudited)
                           -------------------  -----------------  ---------------------------------------
From Operations:
Net investment income
  (loss).................      $   124,144        $    251,950                   $    23,026
Net realized loss on
  investments............         (766,440)         (4,108,242)                   (1,469,961)
Net change in unrealized
  gain or (loss) on
  investments............        4,485,166          (7,833,431)                    9,402,596
                               -----------        ------------                   -----------
Net increase (decrease)
  in net assets resulting
  from operations........        3,842,870         (11,689,723)                    7,955,661
                               -----------        ------------                   -----------

Distributions to
  Shareholders:
Class I:
  From net investment
    income...............               --                 (82)                           --
  From net realized
    gains................               --                  (3)                           --
Class S:
  From net investment
    income...............               --             (11,344)                           --
  From net realized
    gains................               --                (611)                           --
Class ADV:
  From net investment
    income...............               --                  (1)                           --
                               -----------        ------------                   -----------
Decrease in net assets
  from distributions to
  shareholders...........               --             (12,041)                           --
                               -----------        ------------                   -----------

Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................          241,327             298,731                       437,561
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               --                  85                            --
  Payments for shares
    redeemed.............         (183,099)           (109,280)                       (8,860)
Class S:
  Proceeds from shares
    sold.................        2,994,700          13,807,451                     3,820,484
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               --              11,955                            --
  Payments for shares
    redeemed.............       (4,216,170)        (13,637,529)                   (6,027,667)
Class ADV:
  Proceeds from shares
    sold.................        1,368,081           1,093,445                       451,218
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               --                   1                            --
  Payments for shares
    redeemed.............         (204,882)            (32,592)                     (336,618)
                               -----------        ------------                   -----------
Net increase (decrease)
  in net assets from fund
  share transactions.....              (43)          1,432,267                    (1,663,882)
                               -----------        ------------                   -----------
Net change in net
  assets.................        3,842,827         (10,269,497)                    6,291,779

Net Assets:
Beginning of period......       33,677,508          43,947,005                    82,320,886
                               -----------        ------------                   -----------
End of period............      $37,520,335        $ 33,677,508                   $88,612,665
                               ===========        ============                   ===========
End of period net assets
  includes undistributed
  net investment income
  (loss).................      $   376,091        $    251,947                   $    23,026
                               ===========        ============                   ===========


                           ING Goldman Sachs-Registered Trademark-
                                  Capital Growth Portfolio
                                         Year Ended
                                      December 31, 2002
                           ---------------------------------------
From Operations:
Net investment income
  (loss).................               $    (80,920)
Net realized loss on
  investments............                (10,896,556)
Net change in unrealized
  gain or (loss) on
  investments............                (16,553,793)
                                        ------------
Net increase (decrease)
  in net assets resulting
  from operations........                (27,531,269)
                                        ------------
Distributions to
  Shareholders:
Class I:
  From net investment
    income...............                         (8)
  From net realized
    gains................                         --
Class S:
  From net investment
    income...............                     (4,059)
  From net realized
    gains................                         --
Class ADV:
  From net investment
    income...............                       (330)
                                        ------------
Decrease in net assets
  from distributions to
  shareholders...........                     (4,397)
                                        ------------
Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................                    170,205
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                          8
  Payments for shares
    redeemed.............                     (1,831)
Class S:
  Proceeds from shares
    sold.................                 24,150,551
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                      4,059
  Payments for shares
    redeemed.............                (21,787,636)
Class ADV:
  Proceeds from shares
    sold.................                  7,293,143
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                        330
  Payments for shares
    redeemed.............                 (3,110,517)
                                        ------------
Net increase (decrease)
  in net assets from fund
  share transactions.....                  6,718,312
                                        ------------
Net change in net
  assets.................                (20,817,354)
Net Assets:
Beginning of period......                103,138,240
                                        ------------
End of period............               $ 82,320,886
                                        ============
End of period net assets
  includes undistributed
  net investment income
  (loss).................               $         --
                                        ============

                                       See Notes to Financial Statements.    161

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                           ING Baron Small Cap  ING Baron Small Cap
                            Growth Portfolio     Growth Portfolio
                           For the six months   For the period from
                           Ended June 30, 2003    May 1, 2002 to
                               (unaudited)       December 31, 2002
                           -------------------  -------------------
Share Transactions:
Class I:
  Number of shares
    sold.................           737,982               85,419
  Number of shares issued
    upon reinvestment of
    distributions........                --                   --
  Number of shares
    redeemed.............          (294,351)              (5,015)
                             --------------       --------------
Net increase.............           443,631               80,404
                             ==============       ==============
Class S:
  Number of shares
    sold.................         2,441,727            1,018,922
  Number of shares issued
    upon reinvestment of
    distributions........                --                   --
  Number of shares
    redeemed.............           (61,171)            (129,124)
                             --------------       --------------
Net increase
  (decrease).............         2,380,556              889,798
                             ==============       ==============
Class ADV:
  Number of shares
    sold.................            56,917              247,123
  Number of shares issued
    upon reinvestment of
    distributions........                --                   --
  Number of shares
    redeemed.............           (20,760)              (3,393)
                             --------------       --------------
Net increase.............            36,157              243,730
                             ==============       ==============

162    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                            ING DSI Enhanced                       ING Goldman Sachs-Registered Trademark-
                             Index Portfolio    ING DSI Enhanced          Capital Growth Portfolio
                           For the six months    Index Portfolio             For the six months
                           Ended June 30, 2003     Year Ended                Ended June 30, 2003
                               (unaudited)      December 31, 2002                (unaudited)
                           -------------------  -----------------  ---------------------------------------
Share Transactions:
Class I:
  Number of shares
    sold.................            37,687              47,086                         50,043
  Number of shares issued
    upon reinvestment of
    distributions........                --                  12                             --
  Number of shares
    redeemed.............           (28,581)            (16,837)                        (1,023)
                             --------------      --------------               ----------------
Net increase.............             9,106              30,261                         49,020
                             ==============      ==============               ================
Class S:
  Number of shares
    sold.................           464,180           1,794,541                        439,748
  Number of shares issued
    upon reinvestment of
    distributions........                --               1,774                             --
  Number of shares
    redeemed.............          (651,409)         (2,024,553)                      (699,970)
                             --------------      --------------               ----------------
Net increase
  (decrease).............          (187,229)           (228,238)                      (260,222)
                             ==============      ==============               ================
Class ADV:
  Number of shares
    sold.................           211,471             168,841                         54,506
  Number of shares issued
    upon reinvestment of
    distributions........                --                  --                             --
  Number of shares
    redeemed.............           (32,213)             (5,064)                       (39,721)
                             --------------      --------------               ----------------
Net increase.............           179,258             163,777                         14,785
                             ==============      ==============               ================


                           ING Goldman Sachs-Registered Trademark-
                                  Capital Growth Portfolio
                                         Year Ended
                                      December 31, 2002
                           ---------------------------------------
Share Transactions:
Class I:
  Number of shares
    sold.................                        19,945
  Number of shares issued
    upon reinvestment of
    distributions........                             1
  Number of shares
    redeemed.............                          (207)
                                      -----------------
Net increase.............                        19,739
                                      =================
Class S:
  Number of shares
    sold.................                     2,360,106
  Number of shares issued
    upon reinvestment of
    distributions........                           455
  Number of shares
    redeemed.............                    (2,301,362)
                                      -----------------
Net increase
  (decrease).............                        59,199
                                      =================
Class ADV:
  Number of shares
    sold.................                       853,694
  Number of shares issued
    upon reinvestment of
    distributions........                            37
  Number of shares
    redeemed.............                      (363,974)
                                      -----------------
Net increase.............                       489,757
                                      =================

                                       See Notes to Financial Statements.    163

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                           ING Goldman Sachs-Registered Trademark-   ING JPMorgan Fleming
                                    Core Equity Portfolio           International Portolio
                                     For the period from              For the six months
                                       May 1, 2003 to                Ended June 30, 2003
                                  June 30, 2003 (unaudited)              (unaudited)
                           ---------------------------------------  ----------------------
From Operations:
Net investment income....                $    94,366                     $   4,197,310
Net realized gain (loss)
  on investments, futures
  contracts, foreign
  currency and forward
  foreign currency
  exchange contracts.....                    267,451                        (2,209,780)
Net change in unrealized
  gain or (loss) on
  investments, and
  forward foreign
  currency exchange
  contracts..............                  1,475,624                        21,363,178
                                         -----------                     -------------
Net increase (decrease)
  in net assets resulting
  from operations........                  1,837,441                        23,350,708
                                         -----------                     -------------

Distributions to
  Shareholders:
Class I:
  From net investment
    income...............                         --                                --
Class S:
  From net investment
    income...............                         --                                --
Class ADV:
  From net investment
    income...............                         --                                --
                                         -----------                     -------------
Decrease in net assets
  from distributions to
  shareholders...........                         --                                --
                                         -----------                     -------------
Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................                        994                       956,957,214
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                         --                                --
  Payments for shares
    redeemed.............                         --                      (981,118,255)
Class S:
  Proceeds from shares
    sold.................                 87,265,815                           122,941
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                         --                                --
  Payments for shares
    redeemed.............                 (3,754,603)                           (5,949)
Class ADV:
  Proceeds from shares
    sold.................                        994                           298,009
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                         --                                --
  Payments for shares
    redeemed.............                         --                          (281,083)
                                         -----------                     -------------
Net increase (decrease)
  in net assets from fund
  share transactions.....                 83,513,200                       (24,027,123)
                                         -----------                     -------------
Net change in net
  assets.................                 85,350,641                          (676,415)

Net Assets:
Beginning of period......                         --                       282,556,834
                                         -----------                     -------------
End of period............                $85,350,641                     $ 281,880,419
                                         ===========                     =============
End of period net assets
  includes undistributed
  net investment
  income.................                $    94,366                     $   7,332,571
                                         ===========                     =============

164    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                    ING JPMorgan Mid                             ING MFS Capital
                            ING JPMorgan Fleming   Cap Value Portfolio   ING JPMorgan Mid    Opportunities Portfolio
                           International Portolio  For the six months   Cap Value Portfolio    For the six months
                                 Year Ended        Ended June 30, 2003      Year Ended         Ended June 30, 2003
                             December 31, 2002         (unaudited)       December 31, 2002         (unaudited)
                           ----------------------  -------------------  -------------------  -----------------------
From Operations:
Net investment income....      $     2,162,631         $    17,461           $   14,448           $    495,592
Net realized gain (loss)
  on investments, futures
  contracts, foreign
  currency and forward
  foreign currency
  exchange contracts.....          (70,794,360)            (34,021)            (207,874)            (1,354,134)
Net change in unrealized
  gain or (loss) on
  investments, and
  forward foreign
  currency exchange
  contracts..............           16,019,182           1,227,335             (158,437)            29,073,815
                               ---------------         -----------           ----------           ------------
Net increase (decrease)
  in net assets resulting
  from operations........          (52,612,547)          1,210,775             (351,863)            28,215,273
                               ---------------         -----------           ----------           ------------

Distributions to
  Shareholders:
Class I:
  From net investment
    income...............           (1,928,052)                 --               (2,987)                    --
Class S:
  From net investment
    income...............                  (79)                 --              (10,849)                    --
Class ADV:
  From net investment
    income...............                 (229)                 --                 (572)                    --
                               ---------------         -----------           ----------           ------------
Decrease in net assets
  from distributions to
  shareholders...........           (1,928,360)                 --              (14,408)                    --
                               ---------------         -----------           ----------           ------------
Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................        1,452,017,194           2,891,479            1,096,712             22,220,348
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........            1,928,052                  --                2,987                     --
  Payments for shares
    redeemed.............       (1,487,349,970)           (394,136)            (144,714)           (33,639,714)
Class S:
  Proceeds from shares
    sold.................               10,758           2,497,259            6,714,734                126,838
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                   79                  --               10,849                     --
  Payments for shares
    redeemed.............                 (261)           (425,702)            (335,325)                  (362)
Class ADV:
  Proceeds from shares
    sold.................              503,265             398,598              350,606                 29,387
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  229                  --                  572                     --
  Payments for shares
    redeemed.............              (24,081)            (29,022)             (15,189)                (5,655)
                               ---------------         -----------           ----------           ------------
Net increase (decrease)
  in net assets from fund
  share transactions.....          (32,914,735)          4,938,476            7,681,232            (11,269,158)
                               ---------------         -----------           ----------           ------------
Net change in net
  assets.................          (87,455,642)          6,149,251            7,314,961             16,946,115

Net Assets:
Beginning of period......          370,012,476           7,314,961                   --            212,973,951
                               ---------------         -----------           ----------           ------------
End of period............      $   282,556,834         $13,464,212           $7,314,961           $229,920,066
                               ===============         ===========           ==========           ============
End of period net assets
  includes undistributed
  net investment
  income.................      $     3,135,261         $    17,501           $       40           $    945,850
                               ===============         ===========           ==========           ============


                               ING MFS Capital
                           Opportunities Portfolio
                                 Year Ended
                              December 31, 2002
                           -----------------------
From Operations:
Net investment income....       $     515,408
Net realized gain (loss)
  on investments, futures
  contracts, foreign
  currency and forward
  foreign currency
  exchange contracts.....        (117,681,706)
Net change in unrealized
  gain or (loss) on
  investments, and
  forward foreign
  currency exchange
  contracts..............          13,347,484
                                -------------
Net increase (decrease)
  in net assets resulting
  from operations........        (103,818,814)
                                -------------
Distributions to
  Shareholders:
Class I:
  From net investment
    income...............                  --
Class S:
  From net investment
    income...............                  --
Class ADV:
  From net investment
    income...............                  --
                                -------------
Decrease in net assets
  from distributions to
  shareholders...........                  --
                                -------------
Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................          17,307,868
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --
  Payments for shares
    redeemed.............         (51,877,497)
Class S:
  Proceeds from shares
    sold.................              85,736
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --
  Payments for shares
    redeemed.............                (206)
Class ADV:
  Proceeds from shares
    sold.................              52,504
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --
  Payments for shares
    redeemed.............                 (22)
                                -------------
Net increase (decrease)
  in net assets from fund
  share transactions.....         (34,431,617)
                                -------------
Net change in net
  assets.................        (138,250,431)
Net Assets:
Beginning of period......         351,224,382
                                -------------
End of period............       $ 212,973,951
                                =============
End of period net assets
  includes undistributed
  net investment
  income.................       $     450,258
                                =============

                                       See Notes to Financial Statements.    165

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                           ING Goldman Sachs-Registered Trademark-   ING JPMorgan Fleming
                                    Core Equity Portfolio           International Portfolio
                                     For the period from              For the six months
                                       May 1, 2003 to                 Ended June 30, 2003
                                  June 30, 2003 (unaudited)               (unaudited)
                           ---------------------------------------  -----------------------
Share Transactions:
Class I:
  Number of shares
    sold.................                           100                     119,803,519
  Number of shares issued
    upon reinvestment of
    distributions........                            --                              --
  Number of shares
    redeemed.............                            --                    (121,766,019)
                                      -----------------                ----------------
Net increase
  (decrease).............                           100                      (1,962,500)
                                      =================                ================
Class S:
  Number of shares
    sold.................                     8,316,097                          14,710
  Number of shares issued
    upon reinvestment of
    distributions........                            --                              --
  Number of shares
    redeemed.............                      (361,163)                           (679)
                                      -----------------                ----------------
Net increase.............                     7,954,934                          14,031
                                      =================                ================
Class ADV:
  Number of shares
    sold.................                           100                          35,301
  Number of shares issued
    upon reinvestment of
    distributions........                            --                              --
  Number of shares
    redeemed.............                            --                         (32,886)
                                      -----------------                ----------------
Net increase.............                           100                           2,415
                                      =================                ================

166    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                     ING JPMorgan Mid                             ING MFS Capital
                            ING JPMorgan Fleming    Cap Value Portfolio   ING JPMorgan Mid    Opportunities Portfolio
                           International Portfolio  For the six months   Cap Value Portfolio    For the six months
                                 Year Ended         Ended June 30, 2003      Year Ended         Ended June 30, 2003
                              December 31, 2002         (unaudited)       December 31, 2002         (unaudited)
                           -----------------------  -------------------  -------------------  -----------------------
Share Transactions:
Class I:
  Number of shares
    sold.................          162,978,491               303,567              119,121                1,105,819
  Number of shares issued
    upon reinvestment of
    distributions........              215,425                    --                  325                       --
  Number of shares
    redeemed.............         (165,528,440)              (42,100)             (15,875)              (1,700,892)
                              ----------------         -------------         ------------        -----------------
Net increase
  (decrease).............           (2,334,524)              261,467              103,571                 (595,073)
                              ================         =============         ============        =================
Class S:
  Number of shares
    sold.................                1,264               258,014              688,115                    6,163
  Number of shares issued
    upon reinvestment of
    distributions........                    9                    --                1,179                       --
  Number of shares
    redeemed.............                  (39)              (45,789)             (36,532)                     (18)
                              ----------------         -------------         ------------        -----------------
Net increase.............                1,234               212,225              652,762                    6,145
                              ================         =============         ============        =================
Class ADV:
  Number of shares
    sold.................               61,649                41,375               37,501                    1,550
  Number of shares issued
    upon reinvestment of
    distributions........                   26                    --                   63                       --
  Number of shares
    redeemed.............               (2,989)               (3,017)              (1,627)                    (268)
                              ----------------         -------------         ------------        -----------------
Net increase.............               58,686                38,358               35,937                    1,282
                              ================         =============         ============        =================


                               ING MFS Capital
                           Opportunities Portfolio
                                 Year Ended
                              December 31, 2002
                           -----------------------
Share Transactions:
Class I:
  Number of shares
    sold.................               743,164
  Number of shares issued
    upon reinvestment of
    distributions........                    --
  Number of shares
    redeemed.............            (2,455,674)
                              -----------------
Net increase
  (decrease).............            (1,712,510)
                              =================
Class S:
  Number of shares
    sold.................                 3,844
  Number of shares issued
    upon reinvestment of
    distributions........                    --
  Number of shares
    redeemed.............                   (10)
                              -----------------
Net increase.............                 3,834
                              =================
Class ADV:
  Number of shares
    sold.................                 2,485
  Number of shares issued
    upon reinvestment of
    distributions........                    --
  Number of shares
    redeemed.............                    (1)
                              -----------------
Net increase.............                 2,484
                              =================

                                       See Notes to Financial Statements.    167

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                             ING MFS Global       ING MFS Global
                            Growth Portfolio     Growth Portfolio
                           For the six months   For the period from
                           Ended June 30, 2003    May 1, 2002 to
                               (unaudited)       December 31, 2002
                           -------------------  -------------------
From Operations:
Net investment income....      $    50,677          $     3,991
Net realized gain (loss)
  on investments.........         (403,766)          (1,107,106)
Net change in unrealized
  gain or (loss) on
  investments............        1,365,063             (527,665)
                               -----------          -----------
Net increase (decrease)
  in net assets resulting
  from operations........        1,011,974           (1,630,780)
                               -----------          -----------

Distributions to
  Shareholders:
Class I:
  From net investment
    income...............               --                   --
  From net realized
    gains................               --                   --
Class S:
  From net investment
    income...............               --                   --
  From net realized
    gains................               --                   --
Class ADV:
  From net investment
    income...............               --                   --
  From net realized
    gains................               --                   --
                               -----------          -----------
Decrease in net assets
  from distributions to
  shareholders...........               --                   --
                               -----------          -----------
Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................        4,622,368              105,430
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               --                   --
  Payments for shares
    redeemed.............       (4,410,736)                  (7)
Class S:
  Proceeds from shares
    sold.................        1,442,096           10,425,569
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               --                   --
  Payments for shares
    redeemed.............         (589,464)            (319,704)
Class ADV:
  Proceeds from shares
    sold.................          141,401              709,475
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               --                   --
  Payments for shares
    redeemed.............         (150,483)             (19,792)
                               -----------          -----------
Net increase (decrease)
  in net assets from fund
  share transactions.....        1,055,182           10,900,971
                               -----------          -----------
Net change in net
  assets.................        2,067,156            9,270,191

Net Assets:
Beginning of period......        9,270,191                   --
                               -----------          -----------
End of period............      $11,337,347          $ 9,270,191
                               ===========          ===========
End of period net assets
  includes undistributed
  net investment income
  (loss).................      $    41,582          $    (9,095)
                               ===========          ===========

168    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                            ING MFS Research                       ING OpCap Balanced
                            Equity Portfolio    ING MFS Research     Value Portfolio    ING OpCap Balanced
                           For the six months   Equity Portfolio   For the six months    Value Portfolio
                           Ended June 30, 2003     Year Ended      Ended June 30, 2003      Year Ended
                               (unaudited)      December 31, 2002      (unaudited)      December 31, 2002
                           -------------------  -----------------  -------------------  ------------------
From Operations:
Net investment income....     $  1,163,662        $   1,545,897       $    727,497         $  2,433,427
Net realized gain (loss)
  on investments.........       (9,341,802)         (75,299,829)           613,707          (35,927,878)
Net change in unrealized
  gain or (loss) on
  investments............       33,949,442          (18,077,854)        14,158,968             (523,754)
                              ------------        -------------       ------------         ------------
Net increase (decrease)
  in net assets resulting
  from operations........       25,771,302          (91,831,786)        15,500,172          (34,018,205)
                              ------------        -------------       ------------         ------------

Distributions to
  Shareholders:
Class I:
  From net investment
    income...............               --             (629,999)                --                  (11)
  From net realized
    gains................               --                   --                 --                 (256)
Class S:
  From net investment
    income...............               --                  (17)                --              (40,218)
  From net realized
    gains................               --                   --                 --           (1,485,588)
Class ADV:
  From net investment
    income...............               --                  (16)                --                 (290)
  From net realized
    gains................               --                   --                 --               (6,822)
                              ------------        -------------       ------------         ------------
Decrease in net assets
  from distributions to
  shareholders...........               --             (630,032)                --           (1,533,185)
                              ------------        -------------       ------------         ------------
Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................        1,695,375            8,386,334            239,648              184,938
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               --              629,999                 --                  267
  Payments for shares
    redeemed.............      (17,067,921)         (56,204,524)          (205,166)                (629)
Class S:
  Proceeds from shares
    sold.................        1,320,338                   --          5,805,008           32,883,326
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               --                   17                 --            1,525,806
  Payments for shares
    redeemed.............           (2,447)                  --         (8,850,709)         (39,723,065)
Class ADV:
  Proceeds from shares
    sold.................            1,694               33,457            394,350            2,105,994
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               --                   16                 --                7,112
  Payments for shares
    redeemed.............               (2)                  --           (206,869)            (187,228)
                              ------------        -------------       ------------         ------------
Net increase (decrease)
  in net assets from fund
  share transactions.....      (14,052,963)         (47,154,701)        (2,823,738)          (3,203,479)
                              ------------        -------------       ------------         ------------
Net change in net
  assets.................       11,718,339         (139,616,519)        12,676,434          (38,754,869)

Net Assets:
Beginning of period......      245,327,777          384,944,296        104,571,554          143,326,423
                              ------------        -------------       ------------         ------------
End of period............     $257,046,116        $ 245,327,777       $117,247,988         $104,571,554
                              ============        =============       ============         ============
End of period net assets
  includes undistributed
  net investment income
  (loss).................     $  2,660,114        $   1,496,452       $  3,419,048         $  2,691,551
                              ============        =============       ============         ============

                                       See Notes to Financial Statements.    169

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                             ING MFS Global       ING MFS Global
                            Growth Portfolio     Growth Portfolio
                           For the six months   For the period from
                           Ended June 30, 2003    May 1, 2002 to
                               (unaudited)       December 31, 2002
                           -------------------  -------------------
Share Transactions:
Class I:
  Number of shares
    sold.................           512,811               10,640
  Number of shares issued
    upon reinvestment of
    distributions........                --                   --
  Number of shares
    redeemed.............          (485,572)                  (1)
                             --------------       --------------
Net increase
  (decrease).............            27,239               10,639
                             ==============       ==============
Class S:
  Number of shares
    sold.................           169,309            1,052,188
  Number of shares issued
    upon reinvestment of
    distributions........                --                   --
  Number of shares
    redeemed.............           (69,049)             (37,191)
                             --------------       --------------
Net increase
  (decrease).............           100,260            1,014,997
                             ==============       ==============
Class ADV:
  Number of shares
    sold.................            16,859               81,750
  Number of shares issued
    upon reinvestment of
    distributions........                --                   --
  Number of shares
    redeemed.............           (17,437)              (2,346)
                             --------------       --------------
Net increase
  (decrease).............              (578)              79,404
                             ==============       ==============

170    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                            ING MFS Research                       ING OpCap Balanced
                            Equity Portfolio    ING MFS Research     Value Portfolio    ING OpCap Balanced
                           For the six months   Equity Portfolio   For the six months    Value Portfolio
                           Ended June 30, 2003     Year Ended      Ended June 30, 2003      Year Ended
                               (unaudited)      December 31, 2002      (unaudited)      December 31, 2002
                           -------------------  -----------------  -------------------  ------------------
Share Transactions:
Class I:
  Number of shares
    sold.................            267,916          1,122,767              24,126               19,536
  Number of shares issued
    upon reinvestment of
    distributions........                 --             97,072                  --                   27
  Number of shares
    redeemed.............         (2,788,095)        (8,285,710)            (18,096)                 (76)
                             ---------------     --------------      --------------       --------------
Net increase
  (decrease).............         (2,520,179)        (7,065,871)              6,030               19,487
                             ===============     ==============      ==============       ==============
Class S:
  Number of shares
    sold.................            193,106                 --             557,585            2,799,670
  Number of shares issued
    upon reinvestment of
    distributions........                 --                  3                  --              157,299
  Number of shares
    redeemed.............               (361)                --            (875,790)          (3,866,390)
                             ---------------     --------------      --------------       --------------
Net increase
  (decrease).............            192,745                  3            (318,205)            (909,421)
                             ===============     ==============      ==============       ==============
Class ADV:
  Number of shares
    sold.................                270              5,176              38,104              199,902
  Number of shares issued
    upon reinvestment of
    distributions........                 --                  2                  --                  734
  Number of shares
    redeemed.............                 --                 --             (20,876)             (18,719)
                             ---------------     --------------      --------------       --------------
Net increase
  (decrease).............                270              5,178              17,228              181,917
                             ===============     ==============      ==============       ==============

                                       See Notes to Financial Statements.    171

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                 ING PIMCO               ING PIMCO
                           Total Return Portfolio  Total Return Portfolio
                             For the six months     For the period from
                            Ended June 30, 2003        May 1, 2002 to
                                (unaudited)          December 31, 2002
                           ----------------------  ----------------------
From Operations:
Net investment income
  (loss).................       $   467,697             $   429,607
Net realized gain (loss)
  on investments, swaps,
  futures contracts,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....         1,609,224                 957,872
Net change in unrealized
  gain or (loss) on
  investments, swap
  contracts, options and
  forward foreign
  currency exchange
  contracts..............           278,745                 475,210
                                -----------             -----------
Net increase (decrease)
  in net assets resulting
  from operations........         2,355,666               1,862,689
                                -----------             -----------

Distributions to
  Shareholders:
Class I:
  From net investment
    income...............                --                (113,138)
  From net realized
    gains................                --                 (76,376)
Class S:
  From net investment
    income...............                --                (354,928)
  From net realized
    gains................                --                (261,567)
Class ADV:
  From net investment
    income...............                --                 (66,231)
  From net realized
    gains................                --                 (48,604)
                                -----------             -----------
Decrease in net assets
  from distributions to
  shareholders...........                --                (920,844)
                                -----------             -----------

Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................        19,110,339               8,151,498
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                 189,514
  Payments for shares
    redeemed.............        (2,961,251)               (384,969)
Class S:
  Proceeds from shares
    sold.................        22,894,802              32,464,227
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                 616,495
  Payments for shares
    redeemed.............        (4,135,020)             (8,751,905)
Class ADV:
  Proceeds from shares
    sold.................         5,575,282               6,508,907
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                 114,835
  Payments for shares
    redeemed.............          (900,140)             (1,757,685)
                                -----------             -----------
Net increase (decrease)
  in net assets from fund
  share transactions.....        39,584,012              37,150,917
                                -----------             -----------
Net change in net
  assets.................        41,939,678              38,092,762

Net Assets:
Beginning of period......        38,092,762                      --
                                -----------             -----------
End of period............       $80,032,440             $38,092,762
                                ===========             ===========
End of period net assets
  includes undistributed
  net investment income
  (loss).................       $   502,642             $    34,945
                                ===========             ===========

172    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                           ING Salomon Brothers                        ING Salomon Brothers
                            Aggressive Growth    ING Salomon Brothers   Fundamental Value    ING Salomon Brothers
                                Portfolio         Aggressive Growth         Portfolio         Fundamental Value
                            For the six months        Portfolio         For the six months        Portfolio
                           Ended June 30, 2003        Year Ended       Ended June 30, 2003        Year Ended
                               (unaudited)        December 31, 2002        (unaudited)        December 31, 2002
                           --------------------  --------------------  --------------------  --------------------
From Operations:
Net investment income
  (loss).................      $   (907,693)        $  (1,879,351)         $     60,166          $    599,985
Net realized gain (loss)
  on investments, swaps,
  futures contracts,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....         9,933,389          (216,070,093)           (6,756,749)           (2,764,099)
Net change in unrealized
  gain or (loss) on
  investments, swap
  contracts, options and
  forward foreign
  currency exchange
  contracts..............        85,905,219           (56,032,024)           12,895,231            (9,946,472)
                               ------------         -------------          ------------          ------------
Net increase (decrease)
  in net assets resulting
  from operations........        94,930,915          (273,981,468)            6,198,648           (12,110,586)
                               ------------         -------------          ------------          ------------

Distributions to
  Shareholders:
Class I:
  From net investment
    income...............                --                    --                    --                   (34)
  From net realized
    gains................                --                    --                    --                  (349)
Class S:
  From net investment
    income...............                --                    --                    --               (20,282)
  From net realized
    gains................                --                    --                    --              (276,319)
Class ADV:
  From net investment
    income...............                --                    --                    --                  (107)
  From net realized
    gains................                --                    --                    --                (1,133)
                               ------------         -------------          ------------          ------------
Decrease in net assets
  from distributions to
  shareholders...........                --                    --                    --              (298,224)
                               ------------         -------------          ------------          ------------

Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................        73,479,943            84,442,560               403,994                55,983
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                    --                    --                   383
  Payments for shares
    redeemed.............       (69,876,446)         (163,257,024)               (6,525)                 (605)
Class S:
  Proceeds from shares
    sold.................             6,321                    --            12,887,085            16,755,589
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                    --                    --               296,600
  Payments for shares
    redeemed.............               (10)                   --           (12,233,169)          (10,204,030)
Class ADV:
  Proceeds from shares
    sold.................            92,710               575,903             1,850,534               548,930
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                    --                    --                 1,240
  Payments for shares
    redeemed.............           (89,073)              (33,750)             (130,338)               (5,013)
                               ------------         -------------          ------------          ------------
Net increase (decrease)
  in net assets from fund
  share transactions.....         3,613,445           (78,272,311)            2,771,581             7,449,077
                               ------------         -------------          ------------          ------------
Net change in net
  assets.................        98,544,360          (352,253,779)            8,970,229            (4,959,733)

Net Assets:
Beginning of period......       452,960,657           805,214,436            35,430,356            40,390,089
                               ------------         -------------          ------------          ------------
End of period............      $551,505,017         $ 452,960,657          $ 44,400,585          $ 35,430,356
                               ============         =============          ============          ============
End of period net assets
  includes undistributed
  net investment income
  (loss).................      $   (907,693)        $          --          $    794,868          $    734,702
                               ============         =============          ============          ============


                             ING Salomon Brothers
                           Investors Value Portfolio    ING Salomon Brothers
                              For the six months      Investors Value Portfolio
                              Ended June 30, 2003            Year Ended
                                  (unaudited)             December 31, 2002
                           -------------------------  -------------------------
From Operations:
Net investment income
  (loss).................         $   300,816               $    367,178
Net realized gain (loss)
  on investments, swaps,
  futures contracts,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....          (1,257,922)                (4,031,206)
Net change in unrealized
  gain or (loss) on
  investments, swap
  contracts, options and
  forward foreign
  currency exchange
  contracts..............           8,350,431                (10,262,322)
                                  -----------               ------------
Net increase (decrease)
  in net assets resulting
  from operations........           7,393,325                (13,926,350)
                                  -----------               ------------
Distributions to
  Shareholders:
Class I:
  From net investment
    income...............                  --                         (5)
  From net realized
    gains................                  --                        (11)
Class S:
  From net investment
    income...............                  --                    (16,427)
  From net realized
    gains................                  --                    (51,482)
Class ADV:
  From net investment
    income...............                  --                     (1,041)
  From net realized
    gains................                  --                     (2,177)
                                  -----------               ------------
Decrease in net assets
  from distributions to
  shareholders...........                  --                    (71,143)
                                  -----------               ------------
Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................             131,365                     27,458
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --                         16
  Payments for shares
    redeemed.............             (40,578)                      (175)
Class S:
  Proceeds from shares
    sold.................           4,352,822                 16,873,624
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --                     67,908
  Payments for shares
    redeemed.............          (3,421,263)                (7,275,388)
Class ADV:
  Proceeds from shares
    sold.................             683,476                  7,307,336
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --                      3,218
  Payments for shares
    redeemed.............            (672,674)                (1,864,637)
                                  -----------               ------------
Net increase (decrease)
  in net assets from fund
  share transactions.....           1,033,148                 15,139,360
                                  -----------               ------------
Net change in net
  assets.................           8,426,473                  1,141,867
Net Assets:
Beginning of period......          51,577,322                 50,435,455
                                  -----------               ------------
End of period............         $60,003,795               $ 51,577,322
                                  ===========               ============
End of period net assets
  includes undistributed
  net investment income
  (loss).................         $   667,993               $    367,177
                                  ===========               ============

                                       See Notes to Financial Statements.    173

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                 ING PIMCO               ING PIMCO
                           Total Return Portfolio  Total Return Portfolio
                             For the six months     For the period from
                            Ended June 30, 2003        May 1, 2002 to
                                (unaudited)          December 31, 2002
                           ----------------------  ----------------------
Share Transactions:
Class I:
  Number of shares
    sold.................            1,780,291                 779,245
  Number of shares issued
    upon reinvestment of
    distributions........                   --                  18,032
  Number of shares
    redeemed.............             (274,765)                (36,742)
                              ----------------        ----------------
Net increase
  (decrease).............            1,505,526                 760,535
                              ================        ================
Class S:
  Number of shares
    sold.................            2,133,751               3,155,811
  Number of shares issued
    upon reinvestment of
    distributions........                   --                  58,658
  Number of shares
    redeemed.............             (380,004)               (826,498)
                              ----------------        ----------------
Net increase.............            1,753,747               2,387,971
                              ================        ================
Class ADV:
  Number of shares
    sold.................              518,608                 619,537
  Number of shares issued
    upon reinvestment of
    distributions........                   --                  10,947
  Number of shares
    redeemed.............              (83,438)               (166,986)
                              ----------------        ----------------
Net increase.............              435,170                 463,498
                              ================        ================

174    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                           ING Salomon Brothers                        ING Salomon Brothers
                            Aggressive Growth    ING Salomon Brothers   Fundamental Value    ING Salomon Brothers
                                Portfolio         Aggressive Growth         Portfolio         Fundamental Value
                            For the six months        Portfolio         For the six months        Portfolio
                           Ended June 30, 2003        Year Ended       Ended June 30, 2003        Year Ended
                               (unaudited)        December 31, 2002        (unaudited)        December 31, 2002
                           --------------------  --------------------  --------------------  --------------------
Share Transactions:
Class I:
  Number of shares
    sold.................          2,399,595             2,363,623                30,856                 4,587
  Number of shares issued
    upon reinvestment of
    distributions........                 --                    --                    --                    31
  Number of shares
    redeemed.............         (2,351,740)           (4,963,705)                 (484)                  (58)
                             ---------------       ---------------        --------------       ---------------
Net increase
  (decrease).............             47,855            (2,600,082)               30,372                 4,560
                             ===============       ===============        ==============       ===============
Class S:
  Number of shares
    sold.................                197                    --               949,741             1,125,746
  Number of shares issued
    upon reinvestment of
    distributions........                 --                    --                    --                24,192
  Number of shares
    redeemed.............                 --                    --              (933,443)             (761,557)
                             ---------------       ---------------        --------------       ---------------
Net increase.............                197                    --                16,298               388,381
                             ===============       ===============        ==============       ===============
Class ADV:
  Number of shares
    sold.................              3,262                19,627               149,178                44,504
  Number of shares issued
    upon reinvestment of
    distributions........                 --                    --                    --                   102
  Number of shares
    redeemed.............             (2,952)               (1,237)              (10,321)                 (429)
                             ---------------       ---------------        --------------       ---------------
Net increase.............                310                18,390               138,857                44,177
                             ===============       ===============        ==============       ===============


                             ING Salomon Brothers
                           Investors Value Portfolio    ING Salomon Brothers
                              For the six months      Investors Value Portfolio
                              Ended June 30, 2003            Year Ended
                                  (unaudited)             December 31, 2002
                           -------------------------  -------------------------
Share Transactions:
Class I:
  Number of shares
    sold.................                 12,954                      2,754
  Number of shares issued
    upon reinvestment of
    distributions........                     --                          2
  Number of shares
    redeemed.............                 (4,103)                       (21)
                               -----------------          -----------------
Net increase
  (decrease).............                  8,851                      2,735
                               =================          =================
Class S:
  Number of shares
    sold.................                418,538                  1,420,794
  Number of shares issued
    upon reinvestment of
    distributions........                     --                      6,504
  Number of shares
    redeemed.............               (335,539)                  (674,241)
                               -----------------          -----------------
Net increase.............                 82,999                    753,057
                               =================          =================
Class ADV:
  Number of shares
    sold.................                 69,445                    716,380
  Number of shares issued
    upon reinvestment of
    distributions........                     --                        309
  Number of shares
    redeemed.............                (67,951)                  (192,763)
                               -----------------          -----------------
Net increase.............                  1,494                    523,926
                               =================          =================

                                       See Notes to Financial Statements.    175

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                              ING T. Rowe Price
                           Growth Equity Portfolio     ING T. Rowe Price
                             For the six months     Growth Equity Portfolio
                             Ended June 30, 2003          Year Ended
                                 (unaudited)           December 31, 2002
                           -----------------------  -----------------------
From Operations:
Net investment income....       $    761,726             $   1,061,399
Net realized gain (loss)
  on investments and
  forward foreign
  currency exchange
  contracts..............        (16,059,198)              (41,031,687)
Net change in unrealized
  gain or (loss) on
  investments and forward
  foreign currency
  exchange contracts.....         80,877,909               (99,535,024)
                                ------------             -------------
Net increase (decrease)
  in net assets resulting
  from operations........         65,580,437              (139,505,312)
                                ------------             -------------

Distributions to
  Shareholders:
Class I:
  From net investment
    income...............                 --                  (971,694)
  From net realized
    gains................                 --                        --
Class S:
  From net investment
    income...............                 --                    (1,529)
  From net realized
    gains................                 --                        --
Class ADV:
  From net investment
    income...............                 --                   (17,812)
  From net realized
    gains................                 --                        --
                                ------------             -------------
  Decrease in net assets
    from distributions to
    shareholders.........                 --                  (991,035)
                                ------------             -------------
Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................         44,684,218                28,084,289
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                 --                   971,694
  Payments for shares
    redeemed.............         (9,468,845)              (52,571,247)
Class S:
  Proceeds from shares
    sold.................          2,120,615                 1,895,463
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                 --                     1,529
  Payments for shares
    redeemed.............           (118,259)                 (229,427)
Class ADV:
  Proceeds from shares
    sold.................         16,080,451                15,501,984
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                 --                    17,812
  Payments for shares
    redeemed.............           (969,195)               (1,310,698)
                                ------------             -------------
Net increase (decrease)
  in net assets from fund
  share transactions.....         52,328,985                (7,638,601)
                                ------------             -------------
Net change in net
  assets.................        117,909,422              (148,134,948)

Net Assets:
Beginning of period......        444,764,366               592,899,314
                                ------------             -------------
End of period............       $562,673,788             $ 444,764,366
                                ============             =============
End of period net assets
  includes undistributed
  net investment
  income.................       $  1,673,465             $     911,739
                                ============             =============

176    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                           ING UBS Tactical Asset                            ING Van Kampen       ING Van Kampen
                            Allocation Portfolio   ING UBS Tactical Asset  Comstock Portfolio   Comstock Portfolio
                             For the six months     Allocation Portfolio   For the six months   For the period from
                            Ended June 30, 2003          Year Ended        Ended June 30, 2003    May 1, 2002 to
                                (unaudited)          December 31, 2002         (unaudited)       December 31, 2002
                           ----------------------  ----------------------  -------------------  -------------------
From Operations:
Net investment income....       $    37,314             $    45,897           $    316,521          $    98,486
Net realized gain (loss)
  on investments and
  forward foreign
  currency exchange
  contracts..............          (393,420)               (603,941)               810,024             (795,656)
Net change in unrealized
  gain or (loss) on
  investments and forward
  foreign currency
  exchange contracts.....         2,079,707              (3,652,964)             8,430,550             (492,080)
                                -----------             -----------           ------------          -----------
Net increase (decrease)
  in net assets resulting
  from operations........         1,723,601              (4,211,008)             9,557,095           (1,189,250)
                                -----------             -----------           ------------          -----------

Distributions to
  Shareholders:
Class I:
  From net investment
    income...............                --                    (111)                    --              (21,669)
  From net realized
    gains................                --                  (1,384)                    --                   --
Class S:
  From net investment
    income...............                --                     (38)                    --              (55,887)
  From net realized
    gains................                --                 (26,354)                    --                   --
Class ADV:
  From net investment
    income...............                --                      --                     --              (19,297)
  From net realized
    gains................                --                     (28)                    --                   --
                                -----------             -----------           ------------          -----------
  Decrease in net assets
    from distributions to
    shareholders.........                --                 (27,915)                    --              (96,853)
                                -----------             -----------           ------------          -----------
Fund Share Transactions:
Class I:
  Proceeds from shares
    sold.................           427,432               1,644,086              9,451,956            4,468,610
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                   1,495                     --               21,669
  Payments for shares
    redeemed.............           (75,862)               (215,296)            (1,120,595)            (618,044)
Class S:
  Proceeds from shares
    sold.................         1,628,402               7,356,070             67,585,847           15,946,471
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                  26,392                     --               55,887
  Payments for shares
    redeemed.............        (1,425,512)             (3,186,060)            (1,726,494)          (2,087,364)
Class ADV:
  Proceeds from shares
    sold.................            60,832                  28,894              2,503,181            3,813,727
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                      28                     --               19,297
  Payments for shares
    redeemed.............            (2,478)                (11,267)              (425,888)             (38,339)
                                -----------             -----------           ------------          -----------
Net increase (decrease)
  in net assets from fund
  share transactions.....           612,814               5,644,342             76,268,007           21,581,914
                                -----------             -----------           ------------          -----------
Net change in net
  assets.................         2,336,415               1,405,419             85,825,102           20,295,811

Net Assets:
Beginning of period......        15,085,580              13,680,161             20,295,811                   --
                                -----------             -----------           ------------          -----------
End of period............       $17,421,995             $15,085,580           $106,120,913          $20,295,811
                                ===========             ===========           ============          ===========
End of period net assets
  includes undistributed
  net investment
  income.................       $    83,300             $    45,986           $    318,154          $     1,633
                                ===========             ===========           ============          ===========

                                       See Notes to Financial Statements.    177

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                              ING T. Rowe Price
                           Growth Equity Portfolio     ING T. Rowe Price
                             For the six months     Growth Equity Portfolio
                             Ended June 30, 2003          Year Ended
                                 (unaudited)           December 31, 2002
                           -----------------------  -----------------------
Share Transactions:
Class I:
  Number of shares
    sold.................            1,201,407                   711,558
  Number of shares issued
    upon reinvestment of
    distributions........                   --                    26,419
  Number of shares
    redeemed.............             (275,727)               (1,433,961)
                              ----------------         -----------------
Net increase
  (decrease).............              925,680                  (695,984)
                              ================         =================
Class S:
  Number of shares
    sold.................               60,120                    50,873
  Number of shares issued
    upon reinvestment of
    distributions........                   --                        42
  Number of shares
    redeemed.............               (3,227)                   (6,898)
                              ----------------         -----------------
Net increase.............               56,893                    44,017
                              ================         =================
Class ADV:
  Number of shares
    sold.................              417,639                   430,134
  Number of shares issued
    upon reinvestment of
    distributions........                   --                       486
  Number of shares
    redeemed.............              (27,080)                  (36,643)
                              ----------------         -----------------
Net increase.............              390,559                   393,977
                              ================         =================

178    See Notes to Financial Statements.

ING Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                           ING UBS Tactical Asset                            ING Van Kampen       ING Van Kampen
                            Allocation Portfolio   ING UBS Tactical Asset  Comstock Portfolio   Comstock Portfolio
                             For the six months     Allocation Portfolio   For the six months   For the period from
                            Ended June 30, 2003          Year Ended        Ended June 30, 2003    May 1, 2002 to
                                (unaudited)          December 31, 2002         (unaudited)       December 31, 2002
                           ----------------------  ----------------------  -------------------  -------------------
Share Transactions:
Class I:
  Number of shares
    sold.................              17,006                  66,225             1,094,309              543,895
  Number of shares issued
    upon reinvestment of
    distributions........                  --                      58                    --                2,601
  Number of shares
    redeemed.............              (3,159)                 (9,052)             (133,275)             (82,256)
                              ---------------         ---------------        --------------       --------------
Net increase
  (decrease).............              13,847                  57,231               961,034              464,240
                              ===============         ===============        ==============       ==============
Class S:
  Number of shares
    sold.................              66,709                 253,408             7,864,446            1,769,109
  Number of shares issued
    upon reinvestment of
    distributions........                  --                   1,034                    --                6,709
  Number of shares
    redeemed.............             (58,031)               (120,064)             (201,819)            (250,592)
                              ---------------         ---------------        --------------       --------------
Net increase.............               8,678                 134,378             7,662,627            1,525,226
                              ===============         ===============        ==============       ==============
Class ADV:
  Number of shares
    sold.................               2,608                   1,039               293,604              446,869
  Number of shares issued
    upon reinvestment of
    distributions........                  --                       1                    --                2,322
  Number of shares
    redeemed.............                (112)                   (420)              (50,779)              (4,616)
                              ---------------         ---------------        --------------       --------------
Net increase.............               2,496                     620               242,825              444,575
                              ===============         ===============        ==============       ==============

                                       See Notes to Financial Statements.    179

ING Partners, Inc.
Notes to Financial Statements
June 30, 2003 (unaudited)
--------------------------------------------------------------------------------
1. Organization

ING Life Insurance and Annuity Company ("ING") created ING Partners, Inc. (the "Fund") to serve as an investment option underlying variable insurance products offered by ING and its insurance company affiliates. The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Fund currently consists of eighteen diversified Portfolios and three non-diversified Portfolios: ING Alger Aggressive Growth Portfolio ("ING Alger Aggressive Growth"); ING Alger Capital Appreciation Portfolio ("ING Alger Capital Appreciation"); ING Alger Growth Portfolio ("ING Alger Growth"); ING American Century Small Cap Value Portfolio ("ING American Century Small Cap Value"); ING Baron Small Cap Growth Portfolio ("ING Baron Small Cap Growth"); ING DSI Enhanced Index Portfolio ("ING DSI Enhanced Index"); ING Goldman Sachs-Registered Trademark- Capital Growth Portfolio ("ING Goldman Sachs-Registered Trademark- Capital Growth"); ING Goldman Sachs-Registered Trademark- Core Equity Portfolio ("ING Goldman Sachs-Registered Trademark- Core Equity"); ING JPMorgan Fleming International Portfolio (formerly ING Scudder International Growth Portfolio) ("ING JPMorgan Fleming International"); ING JPMorgan Mid Cap Value Portfolio ("ING JPMorgan Mid Cap Value"); ING MFS Capital Opportunities Portfolio ("ING MFS Capital Opportunities"); ING MFS Global Growth Portfolio ("ING MFS Global Growth"); ING MFS Research Equity Portfolio (formerly ING MFS Research Portfolio) ("ING MFS Research Equity"); ING OpCap Balanced Value Portfolio ("ING OpCap Balanced Value"); ING PIMCO Total Return Portfolio ("ING PIMCO Total Return"); ING Salomon Brothers Aggressive Growth Portfolio (formerly ING MFS Emerging Equities Portfolio) ("ING Salomon Brothers Aggressive Growth"); ING Salomon Brothers Fundamental Value Portfolio (formerly ING Salomon Brothers Capital Portfolio;) ("ING Salomon Brothers Fundamental Value"); ING Salomon Brothers Investors Value Portfolio ("ING Salomon Brothers Investors Value"); ING T. Rowe Price Growth Equity Portfolio ("ING T. Rowe Price Growth Equity"); ING UBS Tactical Asset Allocation Portfolio ("ING UBS Tactical Asset Allocation") and ING Van Kampen Comstock Portfolio ("ING Van Kampen Comstock");

ING JPMorgan Mid Cap Value, ING MFS Global Growth and ING Salomon Brothers Fundamental Value are classified as "non-diversified" portfolios under the 1940 Act.

ING Financial Advisers, LLC ("IFA") serves as the principal underwriter to each Portfolio. ING serves as the Investment Adviser to each Portfolio. Fred Alger Management, Inc. ("Alger") serves as sub-adviser to ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth. American Century Investment Management, Inc. ("American Century") serves as sub-adviser to ING American Century Small Cap Value. BAMCO, Inc. ("BAMCO") serves as sub-adviser to ING Baron Small Cap Growth. DSI International Management, Inc. ("DSI") serves as sub-adviser to ING DSI Enhanced Index. Goldman Sachs Asset Management, L.P. ("Goldman Sachs") serves as sub-adviser to ING Goldman Sachs-Registered Trademark- Capital Growth and ING Goldman Sachs-Registered Trademark- Core Equity. J.P. Morgan Fleming Asset Management (London) Ltd. ("J.P. Morgan Fleming") serves as sub-adviser to ING JPMorgan Fleming International. Robert Fleming Inc., a subsidiary of J.P. Morgan Chase & Co. ("Fleming") serves as sub-adviser to ING JPMorgan Mid Cap Value. Massachusetts Financial Services Company ("MFS") serves as sub-adviser to ING MFS Capital Opportunities, ING MFS Global Growth and ING MFS Research Equity. OpCap Advisors LLC ("OpCap") serves as sub-adviser to ING OpCap Balanced Value. Pacific Investment Management Company LLC ("PIMCO") serves as sub-adviser to ING PIMCO Total Return. Salomon Brothers Asset Management Inc ("Salomon Brothers") serves as sub-adviser to ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Investors Value and ING Salomon Brothers Fundamental Value. T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-adviser to ING T. Rowe Price Growth Equity. UBS Global Asset Management (US) Inc. ("UBS") serves as sub-adviser to ING UBS Tactical Asset Allocation. Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen") serves as sub-adviser to ING Van Kampen Comstock.

The Fund offers three classes of shares, referred to as Initial Class (Class "I"), Service Class (Class "S") and Adviser Class (Class "ADV").

The Initial Class of shares for ING MFS Capital Opportunities, ING MFS Research Equity, JPMorgan Fleming International, ING Salomon Brothers Aggressive Growth, and ING T. Rowe Price Growth Equity were first made available to the public on November 28, 1997. The Service and Adviser share classes of each of these Portfolios were first made available to the public on December 10, 2001.

Each share class of the ING Alger Aggressive Growth, ING Alger Growth, ING DSI Enhanced Index, ING Goldman Sachs-Registered Trademark-Capital Growth, ING OpCap Balanced Value, ING Salomon Brothers Investors Value, ING Salomon Brothers Fundamental Value and ING UBS Tactical Asset Allocation were first made available on December 10, 2001. Each share class of ING American

--------------------------------------------------------------------------------

Century Small Cap Value, ING Baron Small Cap Growth, JPMorgan Mid Cap Value, ING MFS Global Growth, ING PIMCO Total Return, ING Van Kampen Comstock were first made available on May 1, 2002. In addition, each share class of ING Alger Capital Appreciation and ING Goldman Sachs-Registered Trademark- Core Equity were first made available on May 1, 2003.

Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Initial Class shares are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary or where the qualified retirement plan has assets of $50 million or more. Service and Adviser Classes of shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Shareholders of the Initial Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Initial Class shares of other Portfolios that offer Initial Class shares. Shareholders of the Adviser Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Services Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, and to certain investment advisers and their affiliates.

The following is a brief description of each Portfolio's investment objective:

      ING Alger Aggressive Growth seeks long-term capital appreciation;

      ING Alger Capital Appreciation seeks long-term capital appreciation;

      ING Alger Growth seeks long-term capital appreciation;

      ING American Century Small Cap Value seeks long-term growth of capital. Income is a secondary objective;

      ING Baron Small Cap Growth seeks capital appreciation;

      ING DSI Enhanced Index seeks to provide higher total return over the long term than the S&P 500 Index;

      ING Goldman Sachs-Registered Trademark- Capital Growth seeks to provide long-term growth of capital;

      ING Goldman Sachs-Registered Trademark- Core Equity seeks long-term growth of capital and dividend income;

      ING JPMorgan Fleming International seeks to provide long-term growth of capital;

      ING JPMorgan Mid Cap Value seeks growth from capital appreciation;

      ING MFS Capital Opportunities seeks capital appreciation;

      ING MFS Global Growth seeks capital appreciation;

      ING MFS Research Equity seeks long-term growth of capital and future income;

      ING OpCap Balanced Value seeks capital growth and, secondarily, investment income;

      ING PIMCO Total Return seeks maximum total return, consistent with capital preservation and prudent investment management;

      ING Salomon Brothers Aggressive Growth seeks to provide long-term growth of capital;

      ING Salomon Brothers Fundamental Value seeks capital appreciation;

      ING Salomon Brothers Investors Value seeks long-term capital growth and, secondarily, current income;

      ING T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, dividend income;

      ING UBS Tactical Asset Allocation seeks total return that consists of long-term capital appreciation and current income; and

      ING Van Kampen Comstock seeks capital growth and income.

ING Partners, Inc.
Notes to Financial Statements
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies

A. Valuation of Investments

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

Securities of the Portfolios are generally valued based on the market value as determined by independent authorized pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price on that valuation day or, if there has been no sale that day, on the mean of the last bid and asked price on that valuation day on the exchange ("Calculated Mean") where the security is principally traded. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price on that valuation day or at the Calculated Mean if there has been no sale that day. If there are no such bid and asked quotations, the value shall be taken to be the most recent bid quotation on that valuation day. Short-term debt securities that have a maturity date of less than sixty days are valued at amortized cost, which approximates market value. Short-term debt securities that have a maturity date of more than sixty days generally will be valued at the last sale price reported by the authorized pricing service on the valuation day or the Calculated Mean. Options are valued at their most recent sale price or, if no sales are reported, the mean of the last bid and asked price. If the market value of a security cannot be determined by an authorized pricing service, other market quotations may be utilized. Any security (domestic or foreign) for which reliable market value quotations are not readily available shall be priced at fair value in accordance with the Fund's valuation procedures.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange quoted as of 4:00 p.m. London Time. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

B. Investment Transactions and Income

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

C. Federal Income Taxes

The Portfolios' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

D. Distributions

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

E. Option Contracts

Each Portfolio (except ING Alger Growth, ING Alger Aggressive Growth and ING Baron Small Cap Growth) may purchase and write (sell) call and put options on securities. A Portfolio may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its Portfolio. ING MFS Capital Opportunities may write or sell calls on securities only if the calls are covered.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

--------------------------------------------------------------------------------

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

F. Futures

Each Portfolio (except ING Alger Growth, ING Alger Aggressive Growth and ING Baron Small Cap Growth) may engage in the purchase of futures or options on futures and securities. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. ING Goldman Sachs-Registered Trademark- Core Equity may enter into futures transactions only with respect to the S&P 500 Index. No Portfolio may invest more than 5% of its total assets in premiums for these futures or options on futures for non-hedging purposes.

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities. The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of securities held by the portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. The amounts are recorded by the Portfolio as unrealized gain/loss.

The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

When a contract is closed, the Portfolio records a realized gain or loss within the statement of operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

G. Foreign Currency

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. Forward Foreign Currency Exchange Contracts

Each Portfolio (except ING JPMorgan Mid Cap Value) may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes.

ING Partners, Inc.
Notes to Financial Statements
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)
A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in Note 5 of the Notes to Financial Statements. For federal income tax purposes, forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

I. Illiquid and Restricted Securities

Each Portfolio may purchase illiquid securities. Illiquid securities are securities that are not readily marketable. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. UBS Tactical Asset Allocation may invest up to 10% of their net assets in illiquid securities. All other Portfolios may invest up to 15% of their net assets in illiquid securities. Each Portfolio (except ING Goldman Sachs-Registered Trademark- Capital Growth) may also invest in restricted securities not registered under the Securities Act of 1933 (the "1933 Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

Illiquid and restricted securities may be stated at fair value pursuant to valuation procedures approved by the Board of Directors.

J. Delayed Delivery Transactions

Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Portfolios purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A Portfolio will segregate assets at its custodian in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis. ING Baron Small Cap Growth will limit its investment in when-issued securities to 5% of the Portfolios total assets.

K. Swap Contracts

Among the transactions into which ING Baron Small Cap Growth, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING JPMorgan Fleming International and ING Van Kampen Comstock may enter are interest rate, currency, credit default and index swaps. A Portfolio may also enter into options on swap agreements ("swap options"). The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A Portfolio may enter into a credit default swap contract for investments purposes. Swap Agreements are generally valued by ING PIMCO Total Return at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling a credit default protection), however, the Portfolio will generally value the swap at its notional amount.

--------------------------------------------------------------------------------

3. Investment Advisory and Administrative Service Agreements

Each Portfolio pays the Investment Adviser an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Portfolios' investment advisory fee ranges and the effective rates as of June 30, 2003:

                                                               Fee Range                       Effective Rate
                                                               ---------                       --------------
ING Alger Aggressive Growth               .85%                                                      .85%
ING Alger Capital Appreciation            .70%                                                      .70%
ING Alger Growth                          .80%                                                      .80%
ING American Century Small Cap Value      1.00%                                                    1.00%
ING Baron Small Cap Growth                .85%                                                      .85%
ING DSI Enhanced Index                    .60%                                                      .60%
ING Goldman Sachs-Registered Trademark-   .85%
  Capital Growth                                                                                    .85%
ING Goldman Sachs-Registered Trademark-   .70%
  Core Equity                                                                                       .70%
ING JPMorgan Fleming International        .80%                                                      .80%
ING JPMorgan Mid Cap Value                .75%                                                      .75%
ING MFS Capital Opportunities             .65%                                                      .65%
ING MFS Global Growth                     .60%                                                      .60%
ING MFS Research Equity                   .70% on the first $500 million in assets
                                          .65% on assets over $500 million                          .70%
ING OpCap Balanced Value                  .80%                                                      .80%
ING PIMCO Total Return                    .50%                                                      .50%
ING Salomon Brothers Aggressive Growth    .70% on the first $500 million in assets
                                          .65% on assets over $500 million                          .70%
ING Salomon Brothers Fundamental Value    .90%                                                      .90%
ING Salomon Brothers Investors Value      .80%                                                      .80%
ING T. Rowe Price Growth Equity           .60%                                                      .60%
ING UBS Tactical Asset Allocation         .90%                                                      .90%
ING Van Kampen Comstock                   .60%                                                      .60%

Under the terms of separate Subadvisory Agreements between the Investment Adviser and each subadviser, each subadviser is responsible for the investment and reinvestment of cash and securities for each Portfolio in exchange for fees payable by the Investment Adviser, which are expressed as a percentage of the average daily net assets of each Portfolio. For the six months ended June 30, 2003, the Investment Adviser paid Alger $271,653 for ING Alger Growth, Alger Capital Appreciation and ING Aggressive Growth, paid American Century $38,517 for ING American Century Small Cap Value, paid BAMCO $50,641 for ING Baron Small Cap Growth, paid DSI $51,912 for ING DSI Enhanced Index, paid Goldman Sachs $232,208 for ING Goldman Sachs-Registered Trademark- Capital Growth and ING Goldman Sachs-Registered Trademark- Core Equity paid JP Morgan Fleming $644,070 for ING JPMorgan Fleming International, paid Fleming $26,311 for ING JPMorgan Mid Cap Value, paid MFS $665,310 for ING MFS Capital Opportunities, ING MFS Global Growth, ING MFS Research Equity, paid OpCap $209,031 for ING OpCap Balanced Value, paid PIMCO $75,863 for PIMCO Total Return, paid Salomon Brothers $1,025,184 for ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, and ING Salomon Brothers Investors Value, paid T. Rowe $908,542 for ING T. Rowe Price Growth Equity, paid UBS $38,894 for ING UBS Tactical Asset Allocation, and paid Van Kampen $108,513 for ING Van Kampen Comstock.

Under an Administrative Services Agreement between the Fund and ING, ING provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. ING also assumes all

ING Partners, Inc.
Notes to Financial Statements
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investment Advisory and Administrative Service Agreements (continued) ordinary recurring direct costs of the Fund, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, ING receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio                                            Rate
---------                                            ----
ING Alger Aggressive Growth                          0.20%
ING Alger Capital Appreciation                       0.20%
ING Alger Growth                                     0.20%
ING American Century Small Cap Value                0.30%**
ING Baron Small Cap Growth                          0.35%**
ING DSI Enhanced Index                               0.20%
ING Goldman Sachs-Registered Trademark- Capital
  Growth                                             0.20%
ING Goldman Sachs-Registered Trademark- Core
  Equity                                             0.20%
ING JPMorgan Fleming International                   0.20%
ING JPMorgan Mid Cap Value                           0.35%
ING MFS Capital Opportunities                        0.25%
ING MFS Global Growth                                0.60%
ING MFS Research Equity                              0.15%
ING OpCap Balanced Value                             0.20%
ING PIMCO Total Return                               0.35%
ING Salomon Brothers Aggressive Growth               0.13%
ING Salomon Brothers Fundamental Value               0.20%
ING Salomon Brothers Investors Value                 0.20%
ING T. Rowe Price Growth Equity                      0.15%
ING UBS Tactical Asset Allocation                    0.20%
ING Van Kampen Comstock                              0.35%

-------------------

  ** EFFECTIVE MAY 1, 2003, ING HAS CONTRACTUALLY AGREED TO WAIVE ALL OR A PORTION OF ITS ADMINISTRATIVE SERVICES FEES AND/OR REIMBURSE ADMINISTRATIVE EXPENSES FOR THE AMERICAN CENTURY SMALL CAP VALUE AND THE BARON SMALL CAP GROWTH PORTFOLIOS THROUGH APRIL 30, 2004. THE RESULT OF THIS WAIVER IS THAT THE TOTAL OPERATING EXPENSES FOR THE PORTFOLIOS' CLASS I, CLASS S, AND CLASS ADV SHARES SHALL NOT EXCEED 1.30%, 1.55%, AND 1.80%, RESPECTIVELY FOR AMERICAN CENTURY SMALL CAP VALUE, AND 1.20%, 1.45%, AND 1.70% RESPECTIVELY, FOR BARON SMALL CAP GROWTH. WITHOUT THIS WAIVER, THE TOTAL OPERATING EXPENSES FOR CLASS I, CLASS S, AND
      CLASS ADV WOULD BE 1.40%, 1.65%, AND 1.90%, RESPECTIVELY FOR AMERICAN CENTURY SMALL CAP VALUE, AND 1.25%, 1.50%, AND 1.75%, RESPECTIVELY, FOR BARON SMALL CAP GROWTH

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the Adviser Class shares of each Portfolio. The Plan provides for a distribution fee, payable to ING Financial Advisers, LLC ("IFA") as the Fund's Distributor. IFA may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Plan. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Adviser Class shares.

Service and Adviser Classes of shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Service and Adviser Classes which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the Service and Adviser Classes respectively.

Salomon Brothers made a reimbursement to the Salomon Brothers Aggressive Growth Portfolio of $106,130, to compensate the Portfolio for a loss incurred in executing investment transactions.

--------------------------------------------------------------------------------

4. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2003 were:

                                          Cost of Purchases  Proceeds from Sales
                                          -----------------  -------------------
ING Alger Aggressive Growth                 $105,906,420        $ 92,221,695
ING Alger Capital Appreciation                43,938,924           8,909,313
ING Alger Growth                              38,293,342          41,721,370
ING American Century Small Cap Value           8,829,664           7,127,407
ING Baron Small Cap Growth                    20,984,169           1,845,051
ING DSI Enhanced Index                         6,476,676           6,161,317
ING Goldman Sachs-Registered Trademark-
  Capital Growth                               4,746,690           7,173,383
ING Goldman Sachs-Registered Trademark-
  Core Equity                                 92,194,897           8,729,046
ING JPMorgan Fleming International            40,091,834          50,287,645
ING JPMorgan Mid Cap Value                     7,068,472           2,406,120
ING MFS Capital Opportunities                 60,729,020          78,082,931
ING MFS Global Growth                          5,851,282           4,806,958
ING MFS Research Equity                       91,577,393         107,993,129
ING OpCap Balanced Value                      57,595,098          65,335,416
ING PIMCO Total Return                       196,822,352         132,476,980
ING Salomon Brothers Aggressive Growth        21,652,604                  --
ING Salomon Brothers Fundamental Value        42,551,707          38,813,002
ING Salomon Brothers Investors Value          10,351,068          10,847,325
ING T. Rowe Price Growth Equity              128,678,791          84,662,039
ING UBS Tactical Asset Allocation              2,596,538           1,975,756
ING Van Kampen Comstock                       78,316,912           9,904,841

*Cost of Purchases for ING OpCap Balanced Value and ING PIMCO Total Return include U.S. Government purchases of $11,076,780 and $151,988,727 respectively. Cost of Sales for ING OpCap Balanced Value and ING PIMCO Total Return include U.S. Government sales of $6,441,889 and $92,016,502 respectively.

5. Forward Foreign Currency Exchange Contracts

At June 30, 2003, ING JPMorgan Fleming International, ING MFS Global Growth, ING MFS Research Equity and ING PIMCO Total Return had open forward foreign currency exchange contracts that obligate each Portfolio to deliver or receive currencies at specified future dates. The unrealized gain (loss) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

ING JPMorgan Fleming International

                                  Foreign Currency    U.S. Dollar      U.S. Dollar Value     Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold      Cost       at December 31, 2002          Loss
--------------------------      --------------------      ----       --------------------          ----
Sale Contracts
Japanese Yen, 7/1/03                $54,797,680         $456,343          $  456,913             $  (571)

ING MFS Research Equity

                                  Foreign Currency     U.S. Dollar      U.S. Dollar Value     Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold  Proceeds/Cost   at December 31, 2002      Gain (Loss)
--------------------------      --------------------  -------------   --------------------      -----------
Purchase Contracts
Canadian Dollar, 7/2/03              $   12,339         $  9,153           $    9,137             $   (16)

ING Partners, Inc.
Notes to Financial Statements
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

5. Forward Foreign Currency Exchange Contracts (continued)
ING PIMCO Total Return

                                  Foreign Currency     U.S. Dollar       U.S. Dollar Value     Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold  Proceeds/Cost    at December 31, 2002      Gain (Loss)
--------------------------      --------------------  -------------    --------------------      -----------
Purchase Contracts
British Pound, 7/1/03                $      600         $      989          $      994             $     5
Mexican Peso, 9/8/03                  2,328,600            200,000             222,280              22,280
Sale Contracts
Euro Dollar, 7/1/03                       4,875              5,572               5,599                 (27)
Euro Dollar, 7/30/03                  1,243,000          1,431,892           1,426,374               5,518
British Pound, 7/31/03                   79,000            132,232             130,621               1,611
Japanese Yen, 9/5/03                  1,152,000              9,701               9,626                  75
Mexican Peso, 9/8/03                  2,328,600            223,080             222,280                 800
                                                                                                   -------
                                                                                                    30,262
                                                                                                   =======

6. Authorized Capital Shares

The Fund is authorized to issue a total of 8.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. At June 30, 2003 all shares of the Portfolios were owned by 1) separate accounts of ING and its insurance company affiliates for the benefit of variable contract policyholders 2) ING National Trust as trustee or custodian of qualified pension and retirement plans that invest in the Portfolios directly and 3) ING in connection with seed capital contributions made to the Portfolios.

7. Security Lending

Each Portfolio may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described in the prospectus. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments. The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.

--------------------------------------------------------------------------------

8. Financial Instruments

A summary of outstanding financial instruments at June 30, 2003 is as follows:

Futures Contracts

ING Goldman Sachs-Registered Trademark- Core Equity

                                                                                                            Net Unrealized
Number of                                                                                        Contract   Appreciation/
Contracts                                    Type                      Expiration Date            Value     (Depreciation)
---------                                    ----                      ---------------            -----     --------------
             Buys
              10                        S&P 500 Index                   September 2003          $  486,350     $ (9,245)

ING PIMCO Total Return

                                                                                                            Net Unrealized
Number of                                                                                        Contract   Appreciation/
Contracts                                    Type                      Expiration Date            Value     (Depreciation)
---------                                    ----                      ---------------            -----     --------------
             Buys
              33                         90 Day EURO$                     March 2005            $8,068,088     $ 16,150
              11                         90 Day EURO$                     June 2005              2,681,800       (6,625)
               2                         90 Day EURO$                   December 2004              490,300        3,437
              26                     3 Month EURO EURIBOR                 June 2005              6,315,400       (1,621)
               6                     3 Month EURO EURIBOR               September 2004           1,465,575       (1,838)
               4                       90 Day GBP LIBOR                   March 2004               482,900        1,471
              16                       90 Day GBP LIBOR                   March 2005             1,920,800      (10,717)
               4                       90 Day GBP LIBOR                   June 2004                482,300        1,947
               8                       90 Day GBP LIBOR                 December 2004              961,500       (5,083)
               4                          EURO-BOBL                     September 2003             453,360       (4,285)
               9                      U.S. 10-Year Note                 September 2003           2,231,313      (10,687)
                                                                                                               --------
                                                                                                               $(17,851)
                                                                                                               ========

ING Partners, Inc.
Notes to Financial Statements
June 30, 2003 (unaudited) (continued)
--------------------------------------------------------------------------------

8. Financial Instruments (continued)
At June 30, 2003, ING PIMCO Total Return held open written Option contracts as follows:

                                Number of   Strike  Expiration
                                Contracts*  Price      Date       Value
                                ----------  -----      ----       -----
EURO Put Swaption                 700,000   $7.00      1/7/05   $  (3,651)
EURO Put Swaption               2,900,000    6.00     10/7/04     (37,077)
EURO Put Swaption               2,200,000    6.65      1/7/05     (14,841)
EURO Call Swaption              2,900,000    4.00     10/7/04     (74,858)
EURO Call Swaption                300,000    3.00    11/12/03      (4,064)
EURO Call Swaption                600,000    3.00    11/12/03      (8,128)
EURO Call Swaption                200,000    3.00    11/12/03      (2,709)
EURO Call Swaption                400,000    4.00      1/7/05     (12,456)
EURO Call Swaption                400,000    4.00      1/7/05     (12,456)
EURO Call Swaption                900,000    3.50    12/17/03     (15,976)
U.S. Treasury Future Call              31   119.00    8/23/03        (970)
U.S. Treasury Future Call               9   115.00    8/23/03     (25,875)
U.S. Treasury Future Call              15   128.00    8/23/03        (703)
U.S. Treasury Future Put               15   114.00    8/23/03     (11,720)
U.S. Treasury Future Put                8   117.00    8/23/03     (14,624)
JPY 10 Year Bond Future Put             2   145.00    8/29/03        (333)
                                                                ---------
                                                                $(240,441)
                                                                =========

*Includes notional amount on written swaptions.

Activity in written options for the ING PIMCO Total Return for the six months ended June 30, 2003 was as follows:

                                                    Number of
                                          Premium   Contracts
                                          -------   ---------
Options outstanding at December 31, 2002  $232,409  10,600,000
Options written                           119,936      900,137
Options closed                            (62,416)         (57)
                                          --------  ----------
Options outstanding at June 30, 2003      $289,929  11,500,080
                                          ========  ==========

--------------------------------------------------------------------------------

ING PIMCO Total Return had the following swap contracts outstanding at June 30, 2003:

Interest Rate Swap Contracts

                                                                Net Unrealized
Notional       Expiration                                       Appreciation/
Amount            Date                 Description               Depreciation
------            ----                 -----------               ------------
   800,000CAD   6/18/08    Agreement with Merrill Lynch
                           Capital Services dated 5/1/03 to
                           receive the notional amount
                           multipled by 4.50% and to pay the
                           notional amount multiplied by the 3
                           month CAD-BA-CDOR rate.                 $ 16,903
 5,500,000CHF   3/29/05    Agreement with Merrill Lynch
                           Capital Services dated 3/28/03 to
                           receive the notional amount
                           multiplied by 1.50% and to pay the
                           notional amount multiplied by the 3
                           month CHF LIBOR rate.                     21,883
   500,000EUR   3/15/07    Agreement with JPMorgan Chase Bank
                           dated 5/16/03 to receive the
                           notional amount multiplied by 3.50%
                           and to pay the notional amount
                           multiplied by the 6 month EURIBOR
                           rate.                                      2,068
 1,100,000EUR   3/15/07    Agreement with JPMorgan Chase Bank
                           dated 5/20/03 to receive the
                           notional amount multiplied by 4.00%
                           and to pay the notional amount
                           multiplied by the 6 month EURIBOR
                           rate.                                     16,175
 3,200,000GBP   3/17/05    Agreement with Morgan Stanley
                           Capital Services dated 2/5/03 to
                           receive the notional amount
                           multiplied by 4.00% and to pay the
                           notional amount multiplied by the 6
                           month GBP LIBOR rate.                     19,145
19,600,000SEK   6/17/08    Agreement with JPMorgan Chase Bank
                           dated 6/17/03 to receive the
                           notional amount multiplied by 4.5%
                           and to pay the notional amount
                           multiplied by the 3 month SEK LIBOR
                           rate.                                      5,353

Spread Lock Agreements

                                                                 Net Unrealized
Notional       Termination                                       Appreciation/
Amount            Date                  Description               Depreciation
------            ----                  -----------               ------------

      900,000    8/15/03    Agreement with Merrill Lynch
                            Capital Services to pay a fixed
                            spread and receive the mid market
                            swap spread. The mid market swap
                            spread is the difference between
                            the 20-year Swap Rate on a fixed
                            rate/3 month LIBOR Swap and a 6.25%
                            U.S. Treasury Security maturing in
                            August 2003.                               5,415
    2,800,000    8/15/03    Agreement with Morgan Stanley
                            Capital Services to pay a fixed
                            spread and receive the mid market
                            swap spread. The mid market swap
                            spread is the difference between
                            the 20-year Swap Rate on a fixed
                            rate/3 month LIBOR Swap and a 6.25%
                            U.S. Treasury Security maturing in
                            August 2003.                              13,094
                                                                    --------
                                                                    $100,036
                                                                    ========

   CAD -- Canadian Dollar        GBP -- Great British Pound        CDOR -- Canadian Dollar Offered Rate
   CHF -- Swiss Franc            SEK -- Swedish Krona              LIBOR -- London Interbank Offered Rate
   EUR -- Euro                   BA -- Bankers' Acceptances        EURIBOR -- Euro Interbank Offered Rate

For more information, please visit our web sites at:
www.ing-usa.com/us
www.ingretirementplans.com
www.ingannuities.com


[ING LOGO]                                                         PRESORTED
                                                                   STANDARD
151 Farmington Avenue                                            U.S. POSTAGE
Hartford, Connecticut 06156-8972                                     PAID
                                                                   BOSTON MA
                                                                PERMIT NO.57842

[RECYCLED SYMBOL]

PRINTED ON RECYCLED PAPER

SA.IPI-03 (9/03)

ITEM 2. CODE OF ETHICS.

     Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the Registrant's disclosure controls and procedures are effective to ensure that material information relating to the Registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Form N-CSR is being prepared, and the Registrant's disclosure controls and procedures allow timely preparation and review of the information for the Registrant's Form N-CSR and the officer certifications of such Form N-CSR.

     (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

     (a)(1) Code of Ethics Described in Item 2: Not applicable.

     (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Ex-99.CERT.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906CERT.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               ING Partners, Inc.

By (Signature and Title):  /S/ James M. Hennessy
                           --------------------------
                           James M. Hennessy, President and
                           Principal Executive Officer

                           Date   8-28-2003
                                ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.


By (Signature and Title):  /S/ James M. Hennessy
                           --------------------------
                           James M. Hennessy, President and
                           Principal Executive Officer

                           Date   8-28-2003
                                ----------------


By (Signature and Title):  /S/ Michael J. Roland
                           --------------------------
                           Michael J. Roland, Treasurer and
                           Principal Financial Officer

                           Date   8-28-2003
                                -------------------